UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03919

Name of Registrant: Vanguard STAR Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – October 31, 2015

Item 1: Reports to Shareholders

Annual Report | October 31, 2015

Vanguard STAR® Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	20
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
				Total
				Returns
Vanguard STAR Fund				2.03%
STAR Composite Index				2.08
STAR Composite Average				0.92
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard STAR Fund	$25.27	$24.76	$0.530	$0.493

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2015, Vanguard STAR Fund returned 2.03%, more than a percentage point ahead of a composite of the average returns of peer groups for its underlying funds. The STAR Composite Index, a static mix of about 44% U.S. stocks, 19% international stocks, and 37% U.S. bonds, returned 2.08%.

As a “fund of funds,” the STAR Fund reflects the combined results of its 11 underlying actively managed Vanguard funds: eight stock funds and three bond funds. Consistent with broad trends in the global stock market, funds focused on large-capitalization growth stocks generally performed better than those invested in small-cap value stocks. More than half of the underlying stock funds posted positive returns and also beat their benchmark indexes. U.S and international stock funds’ returns ranged from about –7% to more than 10%. Negative returns were confined to the two international stock strategies and one small-cap growth fund.

All three bond funds in the portfolio posted low-single-digit returns as investors’ summer flight to safety and the Federal Reserve’s decision not to raise rates in September supported modest gains.

2

Global stock markets struggled, and some failed to advance

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31, 2015. The market traveled a bumpy road to that result. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the market’s earlier gains and stocks slid further in September.

In October, however, U.S. stocks staged a robust rally as the Fed maintained its historically low short-term interest rates. Corporate earnings, although lower than in recent years, mostly exceeded expectations. In Europe and Asia, central banks signaled or implemented additional stimulus measures to counter sluggish growth and low inflation.

The broad international stock market returned about –4% for U.S. investors as the dollar’s strength weighed on local-market returns. Solid gains in the developed markets of the Pacific region and Europe were essentially flat when translated into dollars. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% for the fiscal year, benefited from investors’ desire for

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, also held back by the strong dollar. Without this currency effect, international bond returns were positive.

The Fed’s 0%–0.25% target for short-term interest rates continued to constrain returns for money market funds and savings accounts.

Performance differences highlight the importance of diversification

The wide variety in the results of the STAR Fund’s underlying stock funds reflects how unevenly this summer’s volatility affected different segments of the market. Within the stock portfolio, U.S. large-cap growth stocks demonstrated the greatest resilience, weathering turbulence in the second half of the fiscal year better than their small-, mid-cap, value, and international counterparts.

Not surprisingly, the top performers in the stock portfolio all feature large-cap growth companies. Both Vanguard U.S. Growth Fund and Vanguard Morgan™ Growth Fund returned more than 10%. The former specializes in large-cap growth, while the

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.34%	1.10%

The acquired fund fees and expenses—drawn from the prospectus dated February 26, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.34%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds (18.75%). Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

4

latter invests in both large and mid-sized companies. Both funds benefited from exposure to the consumer discretionary and information technology sectors.

Vanguard PRIMECAP Fund, another strong performer, staged a late recovery following a stretch of volatility. A sharp rally in health care and information technology, which together represent about 60% of fund assets, pushed PRIMECAP well into positive territory, and the fund returned more than 5% for 12 months.

Vanguard Windsor™ Fund and Vanguard Windsor II Fund, which invest mainly in large-cap value stocks, each returned more than 1%. Although large-cap value stocks delivered more muted returns than their growth counterparts, both funds did slightly better than their benchmark, the Russell 1000 Value Index. They benefited from having smaller allocations to the hard-hit energy sector than the index did.

Of the domestic stock funds, the weakest performance came from Vanguard Explorer™ Fund—the lone small-cap portfolio. It ended the period in modestly negative territory, lagging the positive return of its benchmark largely because of poor stock selection in the technology and health care sectors.

The STAR Fund’s international stock funds ended the period in the red, as foreign currency translation effects weighed on results. As with their U.S. counterparts, growth stocks fared better

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
STAR Fund	6.64%
STAR Composite Index	6.50
STAR Composite Average	5.29

For a benchmark description, see the Glossary.

STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

than value. Vanguard International Growth Fund returned –1.96% while Vanguard International Value returned –7.43%.

The stronger U.S. dollar dampened returns for both of these funds. When measured in local currencies, the funds’ holdings in most developed European and Pacific markets registered gains for the fiscal year. Of course, when the tide inevitably turns and foreign currencies strengthen, U.S. investor returns will benefit.

At the end of the period, about 63% of the STAR Fund’s assets were in stock funds, with the remaining balance in bond funds. Bonds exhibited increased volatility over the past year. After hitting a rough patch earlier this year, the surge in demand from risk-averse investors over the summer and the Fed’s decision not to hike rates helped each of the three underlying bond funds finish higher. Vanguard Long-Term Investment-Grade Fund returned 1.80%, while Vanguard GNMA Fund and Vanguard Short-Term Investment-Grade Fund returned 2.06% and 1.27%, respectively.

The fund’s record was solid during a challenging decade

For the ten-year period ended October 31, Vanguard STAR Fund produced an average annual return of 6.64%. The fund outpaced a composite of the average annual returns of peer groups for its underlying funds, and it was modestly ahead of its composite benchmark index (+6.50%).

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2015
	Percentage of
Vanguard Fund	STAR Fund Assets	Total Returns
Vanguard Windsor II Fund Investor Shares	14.3%	1.57%
Vanguard Long-Term Investment-Grade Fund
Investor Shares	12.4	1.80
Vanguard GNMA Fund Investor Shares	12.3	2.06
Vanguard Short-Term Investment-Grade Fund
Investor Shares	12.3	1.27
Vanguard International Growth Fund Investor
Shares	9.5	-1.96
Vanguard International Value Fund	9.3	-7.43
Vanguard Windsor Fund Investor Shares	7.7	1.76
Vanguard Morgan Growth Fund Investor Shares	6.2	10.44
Vanguard PRIMECAP Fund Investor Shares	6.1	5.67
Vanguard U.S. Growth Fund Investor Shares	6.1	10.71
Vanguard Explorer Fund Investor Shares	3.8	-0.62
Combined	100.0%	2.03%

6

This admirable long-term performance is perhaps even more impressive when you consider the extreme volatility that the fund has contended with over the past decade, which saw the worst global recession since the Great Depression. The track record is a tribute to the discipline and expertise of the advisors who oversee the underlying stock and bond funds.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

STAR Fund

Fund Profile
As of October 31, 2015

Total Fund Characteristics

Ticker Symbol	VGSTX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.34%

Allocation to Underlying Vanguard Funds

Vanguard Windsor II Fund Investor Shares	14.3%
Vanguard Long-Term Investment-Grade
Fund Investor Shares	12.4
Vanguard GNMA Fund Investor Shares	12.3
Vanguard Short-Term Investment-Grade
Fund Investor Shares	12.3
Vanguard International Growth Fund
Investor Shares	9.5
Vanguard International Value Fund	9.3
Vanguard Windsor Fund Investor Shares	7.7
Vanguard Morgan Growth Fund Investor
Shares	6.2
Vanguard PRIMECAP Fund Investor
Shares	6.1
Vanguard U.S. Growth Fund Investor
Shares	6.1
Vanguard Explorer Fund Investor Shares	3.8

Total Fund Volatility Measures
		DJ
	STAR	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.91
Beta	1.05	0.64

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.34%.

8

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

See Financial Highlights for dividend and capital gains information.

9

STAR Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

STAR Composite Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	-1.27%	8.19%	2.66%	3.28%	5.94%

10

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (44.1%)
Vanguard Windsor II Fund Investor Shares	72,950,181	2,679,460
Vanguard Windsor Fund Investor Shares	69,086,765	1,454,967
Vanguard Morgan Growth Fund Investor Shares	42,230,942	1,157,973
Vanguard PRIMECAP Fund Investor Shares	10,943,150	1,155,159
Vanguard U.S. Growth Fund Investor Shares	35,598,492	1,150,543
Vanguard Explorer Fund Investor Shares	7,835,181	709,476
		8,307,578
International Stock Funds (18.8%)
Vanguard International Growth Fund Investor Shares	81,758,898	1,784,797
Vanguard International Value Fund	52,848,124	1,755,614
		3,540,411
U.S. Bond Funds (37.1%)
Vanguard Long-Term Investment Grade Fund Investor Shares	229,308,257	2,332,065
Vanguard GNMA Fund Investor Shares	217,227,652	2,324,336
Vanguard Short-Term Investment-Grade Fund Investor Shares	218,438,928	2,324,190
		6,980,591
Total Investment Companies (Cost $12,976,636)		18,828,580

11

STAR Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold	4,295
Receivables for Accrued Income	17,062
Receivables for Capital Shares Issued	6,732
Total Other Assets	28,089
Liabilities
Payables for Investment Securities Purchased	(17,061)
Payables for Capital Shares Redeemed	(8,414)
Other Liabilities	(1,010)
Total Liabilities	(26,485)
Net Assets (100%)
Applicable to 760,545,295 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,830,184
Net Asset Value Per Share	$24.76

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	12,303,581
Undistributed Net Investment Income	72,157
Accumulated Net Realized Gains	602,502
Unrealized Appreciation (Depreciation)	5,851,944
Net Assets	18,830,184

  See Note A in Notes to Financial Statements.
  See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Income Distributions Received	391,785
Net Investment Income—Note B	391,785
Realized Net Gain (Loss)
Capital Gain Distributions Received	653,136
Affiliated Investment Securities Sold	68,243
Realized Net Gain (Loss)	721,379
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(741,845)
Net Increase (Decrease) in Net Assets Resulting from Operations	371,319

See accompanying Notes, which are an integral part of the Financial Statements.

13

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	391,785	356,588
Realized Net Gain (Loss)	721,379	340,804
Change in Unrealized Appreciation (Depreciation)	(741,845)	950,666
Net Increase (Decrease) in Net Assets Resulting from Operations	371,319	1,648,058
Distributions
Net Investment Income	(395,337)	(345,133)
Realized Capital Gain[1]	(363,753)	(114,586)
Total Distributions	(759,090)	(459,719)
Capital Share Transactions
Issued	1,513,107	1,651,880
Issued in Lieu of Cash Distributions	729,333	441,520
Redeemed	(1,769,525)	(1,716,515)
Net Increase (Decrease) from Capital Share Transactions	472,915	376,885
Total Increase (Decrease)	85,144	1,565,224
Net Assets
Beginning of Period	18,745,040	17,179,816
End of Period[2]	18,830,184	18,745,040

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $82,638,000 and $12,329,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $72,157,000 and $75,709,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

STAR Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.27	$23.66	$20.62	$19.25	$18.76
Investment Operations
Net Investment Income	. 523	. 486.460		.455	.445
Capital Gain Distributions Received	.319	.296	.106	.097	.073
Net Realized and Unrealized Gain (Loss)
on Investments	(. 329)	1.458	2.951	1.309	.468
Total from Investment Operations	.513	2.240	3.517	1.861	. 986
Distributions
Dividends from Net Investment Income	(.530)	(.472)	(. 453)	(.466)	(.448)
Distributions from Realized Capital Gains	(.493)	(.158)	(.024)	(. 025)	(. 048)
Total Distributions	(1.023)	(.630)	(.477)	(.491)	(. 496)
Net Asset Value, End of Period	$24.76	$25.27	$23.66	$20.62	$19.25

Total Return[1]	2.03%	9.61%	17.36%	9.91%	5.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,830	$18,745	$17,180	$14,759	$13,883
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.06%	1.97%	2.08%	2.28%	2.29%
Portfolio Turnover Rate	8%	6%	9%	12%	24%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

16

STAR Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $56,350,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $106,611,000 of ordinary income and $568,047,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $12,976,636,000. Net unrealized appreciation of investment securities for tax purposes was $5,851,944,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	60,364	67,662
Issued in Lieu of Cash Distributions	29,292	18,278
Redeemed	(70,801)	(70,294)
Net Increase (Decrease) in Shares Outstanding	18,855	15,646

17

STAR Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Explorer Fund	721,792	125,294	41,052	1,026	94,267	709,476
Vanguard GNMA Fund	2,310,756	277,462	243,532	54,273	13,854	2,324,336
Vanguard International
Growth Fund	1,759,479	234,921	157,594	38,867	—	1,784,797
Vanguard International
Value Fund	1,726,503	282,547	93,899	45,338	—	1,755,614
Vanguard Long-Term
Investment Grade Fund	2,302,728	304,853	172,045	100,798	46,267	2,332,065
Vanguard Morgan Growth Fund	1,153,837	123,782	112,592	7,776	115,006	1,157,973
Vanguard PRIMECAP Fund	1,153,269	101,127	93,195	12,149	59,781	1,155,159
Vanguard Short-Term
Investment Grade Fund	2,308,598	298,370	262,562	44,690	4,997	2,324,190
Vanguard U.S. Growth Fund	1,152,831	93,492	126,659	6,931	81,561	1,150,543
Vanguard Windsor Fund	1,467,215	136,129	93,396	22,572	63,061	1,454,967
Vanguard Windsor II Fund	2,690,417	328,906	155,600	57,365	174,342	2,679,460
Total	18,747,425	2,306,883	1,552,126	391,785	653,136	18,828,580

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $335,054,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $178,003,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 24.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $84,205,000 and foreign taxes paid of $4,083,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

19

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.03%	8.71%	6.64%
Returns After Taxes on Distributions	0.76	7.81	5.57
Returns After Taxes on Distributions and Sale of Fund Shares	1.64	6.61	5.00

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$979.04	$1.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests. The STAR Fund’s annualized expense figure for the period is 0.34%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

23

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup Three-Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI US Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122015

Annual Report | October 31, 2015

Vanguard LifeStrategy® Funds

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
LifeStrategy Income Fund.	9
LifeStrategy Conservative Growth Fund.	20
LifeStrategy Moderate Growth Fund.	31
LifeStrategy Growth Fund.	42
Your Fund’s After-Tax Returns.	55
About Your Fund’s Expenses.	57
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard LifeStrategy Income Fund	2.03%
Income Composite Index	2.28
Income Composite Average	0.25
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Conservative Growth Fund	1.86%
Conservative Growth Composite Index	2.07
Conservative Growth Composite Average	0.55
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Moderate Growth Fund	1.71%
Moderate Growth Composite Index	2.08
Moderate Growth Composite Average	0.81
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Growth Fund	1.35%
Growth Composite Index	1.85
Growth Composite Average	1.01
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

1

Chairman’s Letter

Dear Shareholder,

The 12 months ended October 31, 2015, were a volatile period for global financial markets. Uncertainty about when the Federal Reserve might begin raising interest rates certainly weighed on sentiment at times, but a host of other factors contributed to the bumpy ride as well. They included twists and turns in Greek debt negotiations, mounting signs of a marked slowdown in China, and disinflationary pressures from the fall in the price of oil and other commodities.

In this environment, returns were fairly modest overall. U.S. stocks did better than their international counterparts, while the opposite was true for bonds. Those performances kept the fiscal-year returns for Vanguard’s four LifeStrategy Funds within a narrow range of roughly 1% and 2%. The funds’ results after adjusting for expenses were not far behind those of their composite indexes. Each fund outpaced the average return of its composite peer group.

I mentioned in my last letter to you that Vanguard LifeStrategy Funds would expand their international exposure by the end of 2015, further enhancing the diversification of your investments. With that transition complete, international stocks now account for approximately 40% of the funds’ holdings in equities, while international bonds make up about 30% of their fixed income holdings.

2

U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Fed maintained its historically low short-term interest rates. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a negative return for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat despite central bank stimulus to counter sluggish growth and low inflation. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

U.S. stocks, international bonds helped buoy fund returns

All four of Vanguard’s LifeStrategy Funds invest in the same underlying index funds, which together provide investors with broad exposure to stocks and bonds across the globe. What distinguishes each LifeStrategy Fund is how its assets are allocated to those four underlying funds. Because bonds produced returns that overall were a little better than those of stocks for the fiscal year, the LifeStrategy Income Fund—with about 80% of its assets in bonds—posted

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.14%	0.95%
LifeStrategy Conservative Growth Fund	0.15	1.02
LifeStrategy Moderate Growth Fund	0.16	1.10
LifeStrategy Growth Fund	0.17	1.18

The fund expense figures shown—drawn from the prospectus dated February 26, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.12% for the LifeStrategy Income Fund, 0.13% for the LifeStrategy Conservative Growth Fund, 0.14% for the LifeStrategy Moderate Growth Fund, and 0.15% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

4

the best return, 2.03%. In contrast, the LifeStrategy Growth Fund, with about 80% of its assets in stocks, returned 1.35%. The returns of the other two LifeStrategy Funds fell in between.

Vanguard Total Stock Market Index Fund, which provides the LifeStrategy Funds with exposure to the entire U.S. stock market, was a bright spot with a return of more than 4% for the fiscal year. With continuing improvements in the labor market and the drop in the price of gasoline, consumer-related stocks performed best, along with tech stocks. As was the case elsewhere, mining and energy stocks were among the laggards as they felt the effects of the continuing slide in commodity prices.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
LifeStrategy Income Fund	4.74%
Income Composite Index	5.22
Income Composite Average	4.27
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Conservative Growth Fund	5.25%
Conservative Growth Composite Index	5.67
Conservative Growth Composite Average	4.74
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Moderate Growth Fund	5.82%
Moderate Growth Composite Index	6.30
Moderate Growth Composite Average	5.45
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Growth Fund	6.04%
Growth Composite Index	6.54
Growth Composite Average	5.73
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The return of Vanguard Total International Stock Index Fund, which gives the LifeStrategy Funds equity exposure outside the United States, was just shy of –5%. The larger markets in the euro zone and Japan performed fairly well, keeping developed markets as a whole in positive territory. Emerging markets, on the other hand, posted a double-digit decline amid concerns about the extent of the economic slowdown in China.

Vanguard Total International Bond Index Fund, which provides broad exposure to non-U.S. investment-grade bonds, returned about 3%. Global fixed income markets benefited from continuing monetary easing in many countries aimed at spurring growth and from investors seeking relief from stock markets’ heightened volatility. Hedging helped offset the strengthening of the U.S. dollar over the period.

Vanguard Total Bond Market II Index Fund—which invests across the U.S. investment-grade fixed income market—returned a little less than 2%. U.S. Treasuries were in demand, but investors were less interested in riskier corporate bonds.

A longer-term look at funds’ performance

Over the decade ended October 31, 2015, the average annual returns of the LifeStrategy Funds were fairly similar to one another, ranging from almost 5% for the Income Fund to just over 6% for the Growth Fund. Those performances were not very far off the returns of their benchmarks, which incur no expenses.

Over the decade, the funds have outpaced the average annual returns of their peer groups.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

6

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

November 17, 2015

7

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard LifeStrategy Income Fund	$14.93	$14.86	$0.309	$0.061
Vanguard LifeStrategy Conservative Growth
Fund	$18.86	$18.36	$0.385	$0.461
Vanguard LifeStrategy Moderate Growth Fund	$24.32	$24.08	$0.501	$0.158
Vanguard LifeStrategy Growth Fund	$29.12	$28.74	$0.595	$0.188

8

LifeStrategy Income Fund

Fund Profile
As of October 31, 2015

Total Fund Characteristics

Ticker Symbol	VASIX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	55.8%
Vanguard Total International Bond Index
Fund Investor Shares	23.8
Vanguard Total Stock Market Index Fund
Investor Shares	12.3
Vanguard Total International Stock Index
Fund Investor Shares	8.1

Total Fund Volatility Measures
		Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.57
Beta	1.01	0.84

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.12%.

9

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

See Financial Highlights for dividend and capital gains information.

10

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

LifeStrategy Income Fund

Income Composite Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	1.61%	4.29%	3.05%	1.43%	4.48%

11

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (12.3%)
Vanguard Total Stock Market Index Fund Investor Shares	7,904,276	409,679

International Stock Fund (8.1%)
Vanguard Total International Stock Index Fund Investor Shares	17,887,582	270,281

U.S. Bond Fund (55.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	173,360,805	1,861,895

International Bond Fund (23.8%)
Vanguard Total International Bond Index Fund Investor Shares	75,008,679	795,842
Total Investments (100.0%) (Cost $3,083,385)		3,337,697

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		1,773
Receivables for Accrued Income		4,939
Receivables for Capital Shares Issued		1,634
		8,346
Liabilities
Payables for Investment Securities Purchased		(4,938)
Payables for Capital Shares Redeemed		(2,846)
Other Liabilities		(272)
		(8,056)
Net Assets (100%)
Applicable to 224,655,469 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,337,987
Net Asset Value Per Share		$14.86

12

LifeStrategy Income Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,064,211
Undistributed Net Investment Income	6,752
Accumulated Net Realized Gains	12,712
Unrealized Appreciation (Depreciation)	254,312
Net Assets	3,337,987

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

13

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Income Distributions Received	68,381
Net Investment Income—Note B	68,381
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,185
Affiliated Investment Securities Sold	12,796
Realized Net Gain (Loss)	18,981
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(23,706)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,656

See accompanying Notes, which are an integral part of the Financial Statements.

14

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,381	61,667
Realized Net Gain (Loss)	18,981	13,284
Change in Unrealized Appreciation (Depreciation)	(23,706)	93,419
Net Increase (Decrease) in Net Assets Resulting from Operations	63,656	168,370
Distributions
Net Investment Income	(67,850)	(60,573)
Realized Capital Gain[1]	(12,903)	(16,656)
Total Distributions	(80,753)	(77,229)
Capital Share Transactions
Issued	853,105	851,276
Issued in Lieu of Cash Distributions	75,963	72,207
Redeemed	(679,670)	(812,916)
Net Increase (Decrease) from Capital Share Transactions	249,398	110,567
Total Increase (Decrease)	232,301	201,708
Net Assets
Beginning of Period	3,105,686	2,903,978
End of Period[2]	3,337,987	3,105,686

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $5,500,000 and $2,809,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,752,000 and $6,221,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.93	$14.47	$14.73	$14.28	$14.15
Investment Operations
Net Investment Income	.309	.307	.294	.353	.357
Capital Gain Distributions Received	.012	.004	.064	.116	.059
Net Realized and Unrealized Gain (Loss)
on Investments	(.021)	.535	.189	.429	.109
Total from Investment Operations	.300	.846	.547	.898	.525
Distributions
Dividends from Net Investment Income	(.309)	(.303)	(.293)	(.354)	(.361)
Distributions from Realized Capital Gains	(.061)	(.083)	(.514)	(.094)	(.034)
Total Distributions	(.370)	(.386)	(.807)	(.448)	(.395)
Net Asset Value, End of Period	$14.86	$14.93	$14.47	$14.73	$14.28

Total Return[1]	2.03%	5.95%	3.88%	6.41%	3.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,338	$3,106	$2,904	$2,750	$2,402
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.14%	0.14%	0.14%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.10%	2.04%	2.45%	2.52%
Portfolio Turnover Rate	14%	12%	25%	8%[2]	43%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

3 Excludes the value of mutual fund shares delivered and bonds received in connection with a change in the fund’s bond investments from Vanguard Short-Term Investment-Grade Fund to individual bonds because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

16

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

17

LifeStrategy Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,539,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $8,798,000 of ordinary income and $10,666,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $3,083,385,000. Net unrealized appreciation of investment securities for tax purposes was $254,312,000, consisting of unrealized gains of $258,570,000 on securities that had risen in value since their purchase and $4,258,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	56,932	58,114
Issued in Lieu of Cash Distributions	5,107	4,972
Redeemed	(45,451)	(55,726)
Net Increase (Decrease) in Shares Outstanding	16,588	7,360

18

LifeStrategy Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	944	NA1	NA1	2	—	—
Vanguard Total Bond Market II
Index Fund	1,989,600	216,466	326,238	45,766	6,185	1,861,895
Vanguard Total International
Bond Index Fund	494,494	300,562	9,722	9,031	—	795,842
Vanguard Total International
Stock Index Fund	184,969	112,995	9,721	5,602	—	270,281
Vanguard Total Stock Market
Index Fund	435,258	63,022	103,078	7,980	—	409,679
Total	3,105,265	693,045	448,759	68,381	6,185	3,337,697
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

19

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2015

Total Fund Characteristics

Ticker Symbol	VSCGX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds

Vanguard Total Bond Market II Index Fund
Investor Shares	41.7%
Vanguard Total Stock Market Index Fund
Investor Shares	24.5
Vanguard Total International Bond Index
Fund Investor Shares	17.8
Vanguard Total International Stock Index
Fund Investor Shares	16.0

Total Fund Volatility Measures
	Conservative	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.77
Beta	0.98	0.38

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests. The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.13%.

20

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

21

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

LifeStrategy Conservative Growth Fund

Conservative Growth Composite Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	0.31%	5.74%	2.80%	2.02%	4.82%

22

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.5%)
Vanguard Total Stock Market Index Fund Investor Shares	35,856,915	1,858,464

International Stock Fund (16.0%)
Vanguard Total International Stock Index Fund Investor Shares	80,352,726	1,214,130

U.S. Bond Fund (41.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	295,396,064	3,172,554

International Bond Fund (17.8%)
Vanguard Total International Bond Index Fund Investor Shares	127,506,101	1,352,839
Total Investment Companies (Cost $6,274,108)		7,597,987
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.207% (Cost $1,072)	1,072,158	1,072
Total Investments (100.0%) (Cost $6,275,180)		7,599,059

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Accrued Income		8,398
Receivables for Capital Shares Issued		4,351
Other Assets		100
Total Other Assets		12,849
Liabilities
Payables for Investment Securities Purchased		(8,564)
Payables for Capital Shares Redeemed		(4,797)
Other Liabilities		(5)
Total Liabilities		(13,366)
Net Assets (100%)
Applicable to 413,777,983 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,598,542
Net Asset Value Per Share		$18.36

23

LifeStrategy Conservative Growth Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,188,427
Undistributed Net Investment Income	11,472
Accumulated Net Realized Gains	74,764
Unrealized Appreciation (Depreciation)	1,323,879
Net Assets	7,598,542

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

24

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Income Distributions Received	157,497
Net Investment Income—Note B	157,497
Realized Net Gain (Loss)
Capital Gain Distributions Received	10,784
Affiliated Investment Securities Sold	80,644
Futures Contracts	137
Realized Net Gain (Loss)	91,565
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(115,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	133,745

See accompanying Notes, which are an integral part of the Financial Statements.

25

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	157,497	156,644
Realized Net Gain (Loss)	91,565	201,324
Change in Unrealized Appreciation (Depreciation)	(115,317)	136,732
Net Increase (Decrease) in Net Assets Resulting from Operations	133,745	494,700
Distributions
Net Investment Income	(156,725)	(157,513)
Realized Capital Gain[1]	(179,912)	(45,631)
Total Distributions	(336,637)	(203,144)
Capital Share Transactions
Issued	1,615,486	1,694,523
Issued in Lieu of Cash Distributions	324,435	196,106
Redeemed	(1,397,718)	(3,566,652)
Net Increase (Decrease) from Capital Share Transactions	542,203	(1,676,023)
Total Increase (Decrease)	339,311	(1,384,467)
Net Assets
Beginning of Period	7,259,231	8,643,698
End of Period[2]	7,598,542	7,259,231

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $6,635,000 and $17,476,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,472,000 and $10,700,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.86	$18.04	$17.21	$16.40	$16.20
Investment Operations
Net Investment Income	.385	.395	.369	.421	.374
Capital Gain Distributions Received	.018	.005	.055	.101	.049
Net Realized and Unrealized Gain (Loss)
on Investments	(.057)	.905	1.109	.750	.179
Total from Investment Operations	.346	1.305	1.533	1.272	.602
Distributions
Dividends from Net Investment Income	(.385)	(.391)	(.367)	(.420)	(.378)
Distributions from Realized Capital Gains	(.461)	(.094)	(.336)	(.042)	(.024)
Total Distributions	(.846)	(.485)	(.703)	(.462)	(.402)
Net Asset Value, End of Period	$18.36	$18.86	$18.04	$17.21	$16.40

Total Return[1]	1.86%	7.34%	9.18%	7.88%	3.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,599	$7,259	$8,644	$7,359	$6,553
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.15%	0.15%	0.15%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.12%	2.12%	2.51%	2.27%
Portfolio Turnover Rate	16%	15%	19%	15%[2]	46%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

3 Excludes the value of mutual fund shares delivered and bonds received in connection with a change in the fund’s bond investments from Vanguard Short-Term Investment-Grade Fund to individual bonds because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

27

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at October 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the

28

LifeStrategy Conservative Growth Fund

fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,103,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $18,344,000 of ordinary income and $67,892,000 of long-term capital gains available for distribution.

29

LifeStrategy Conservative Growth Fund

At October 31, 2015, the cost of investment securities for tax purposes was $6,275,180,000. Net unrealized appreciation of investment securities for tax purposes was $1,323,879,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
					Year Ended October 31,
					2015	2014
					Shares	Shares
					(000)	(000)
Issued					86,785	92,159
Issued in Lieu of Cash Distributions					17,572	10,727
Redeemed					(75,572)	(197,073)
Net Increase (Decrease) in Shares Outstanding					28,785	(94,187)

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	123	NA1	NA1	5	—	1,072
Vanguard Total Bond Market II
Index Fund	3,456,280	398,924	652,510	79,280	10,784	3,172,554
Vanguard Total International
Bond Index Fund	867,223	530,131	62,204	15,677	—	1,352,839
Vanguard Total International
Stock Index Fund	886,661	458,660	30,037	25,347	—	1,214,130
Vanguard Total Stock Market
Index Fund	2,065,716	167,087	433,271	37,188	—	1,858,464
Total	7,256,003	1,554,802	1,178,022	157,497	10,784	7,599,059
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

30

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2015

Total Fund Characteristics

Ticker Symbol	VSMGX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds

Vanguard Total Stock Market Index Fund
Investor Shares	36.6%
Vanguard Total Bond Market II Index Fund
Investor Shares	27.9
Vanguard Total International Stock Index
Fund Investor Shares	23.8
Vanguard Total International Bond Index
Fund Investor Shares	11.7

Total Fund Volatility Measures
	Moderate	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	0.99	0.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.14%.

31

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

32

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

LifeStrategy Moderate Growth Fund

Moderate Growth Composite Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	-1.05%	7.19%	2.58%	2.61%	5.19%

33

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.6%)
Vanguard Total Stock Market Index Fund Investor Shares	86,583,690	4,487,633

International Stock Fund (23.8%)
Vanguard Total International Stock Index Fund Investor Shares	193,481,140	2,923,500

U.S. Bond Fund (27.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	318,885,495	3,424,830

International Bond Fund (11.7%)
Vanguard Total International Bond Index Fund Investor Shares	135,529,718	1,437,970
Total Investments (100.0%) (Cost $9,281,557)		12,273,933

		Amount
		($000)
Other Assets
Receivables for Investment Securities Sold		785
Receivables for Accrued Income		9,005
Receivables for Capital Shares Issued		10,712
Other Assets		100
Total Other Assets		20,602
Liabilities
Payables for Investment Securities Purchased		(8,997)
Payables for Capital Shares Redeemed		(8,191)
Other liabilities		(1,224)
Total Liabilities		(18,412)
Net Assets (100%)
Applicable to 509,837,265 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,276,123
Net Asset Value Per Share		$24.08

34

LifeStrategy Moderate Growth Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,011,196
Undistributed Net Investment Income	70,709
Accumulated Net Realized Gains	201,842
Unrealized Appreciation (Depreciation)	2,992,376
Net Assets	12,276,123

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

35

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Income Distributions Received	252,486
Net Investment Income—Note B	252,486
Realized Net Gain (Loss)
Capital Gain Distributions Received	11,570
Affiliated Investment Securities Sold	216,041
Futures Contracts	946
Realized Net Gain (Loss)	228,557
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(283,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	197,697

See accompanying Notes, which are an integral part of the Financial Statements.

36

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	252,486	239,306
Realized Net Gain (Loss)	228,557	82,715
Change in Unrealized Appreciation (Depreciation)	(283,346)	604,631
Net Increase (Decrease) in Net Assets Resulting from Operations	197,697	926,652
Distributions
Net Investment Income	(249,240)	(227,870)
Realized Capital Gain[1]	(77,127)	(30,908)
Total Distributions	(326,367)	(258,778)
Capital Share Transactions
Issued	2,640,642	2,577,826
Issued in Lieu of Cash Distributions	317,362	252,992
Redeemed	(2,318,657)	(2,461,436)
Net Increase (Decrease) from Capital Share Transactions	639,347	369,382
Total Increase (Decrease)	510,677	1,037,256
Net Assets
Beginning of Period	11,765,446	10,728,190
End of Period[2]	12,276,123	11,765,446

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $19,526,000 and $9,035,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $70,709,000 and $67,463,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.32	$22.90	$20.84	$19.54	$19.22
Investment Operations
Net Investment Income	. 501	. 498.475		.515	.406
Capital Gain Distributions Received	.017	.004	.044	.081	.042
Net Realized and Unrealized Gain (Loss)
on Investments	(. 099)	1.462	2.430	1.173	.350
Total from Investment Operations	.419	1.964	2.949	1.769	.798
Distributions
Dividends from Net Investment Income	(.501)	(.479)	(. 522)	(. 439)	(.448)
Distributions from Realized Capital Gains	(.158)	(. 065)	(. 367)	(. 030)	(. 030)
Total Distributions	(.659)	(.544)	(.889)	(.469)	(.478)
Net Asset Value, End of Period	$24.08	$24.32	$22.90	$20.84	$19.54

Total Return[1]	1.71%	8.67%	14.66%	9.25%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,276	$11,765	$10,728	$8,786	$8,098
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.16%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.12%	2.19%	2.56%	2.05%
Portfolio Turnover Rate	16%	12%	15%	15%[2]	32%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

38

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at October 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

39

LifeStrategy Moderate Growth Fund

trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $17,201,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $79,693,000 of ordinary income and $192,858,000 of long-term capital gains available for distribution.

40

LifeStrategy Moderate Growth Fund

At October 31, 2015, the cost of investment securities for tax purposes was $9,281,557,000. Net unrealized appreciation of investment securities for tax purposes was $2,992,376,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
					Year Ended October 31,
					2015	2014
					Shares	Shares
					(000)	(000)
Issued					108,433	109,330
Issued in Lieu of Cash Distributions					13,030	10,769
Redeemed					(95,364)	(104,840)
Net Increase (Decrease) in Shares Outstanding					26,099	15,259

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,163	NA1	NA1	10	—	—
Vanguard Total Bond Market II
Index Fund	3,746,840	510,860	800,416	84,989	11,570	3,424,830
Vanguard Total International
Bond Index Fund	942,439	566,577	89,368	16,793	—	1,437,970
Vanguard Total International
Stock Index Fund	2,104,589	1,122,366	113,048	60,998	—	2,923,500
Vanguard Total Stock Market
Index Fund	4,973,804	289,595	913,000	89,696	—	4,487,633
Total	11,768,835	2,489,398	1,915,832	252,486	11,570	12,273,933
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

41

LifeStrategy Growth Fund

Fund Profile
As of October 31, 2015

Total Fund Characteristics

Ticker Symbol	VASGX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.3%
Vanguard Total International Stock Index
Fund Investor Shares	31.8
Vanguard Total Bond Market II Index Fund
Investor Shares	14.0
Vanguard Total International Bond Index
Fund Investor Shares	5.9

Total Fund Volatility Measures
		DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	0.99	0.77

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2015, the annualized acquired fund fees and expenses were 0.15%.

42

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

See Financial Highlights for dividend and capital gains information.

43

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

LifeStrategy Growth Fund

Growth Composite Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	-2.55%	8.43%	2.30%	2.93%	5.23%

44

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.4%)
Vanguard Total Stock Market Index Fund Investor Shares	104,880,758	5,435,970

International Stock Fund (31.8%)
Vanguard Total International Stock Index Fund Investor Shares	236,289,756	3,570,338

U.S. Bond Fund (14.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	146,154,668	1,569,701

International Bond Fund (5.8%)
Vanguard Total International Bond Index Fund Investor Shares	62,081,135	658,681
Total Investments (100.0%) (Cost $7,970,543)		11,234,690

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		35,000
Receivables for Accrued Income		4,083
Receivables for Capital Shares Issued		7,615
Total Other Assets		46,698
Liabilities
Payables for Investment Securities Purchased		(38,966)
Payables for Capital Shares Redeemed		(3,990)
Other Liabilities		(815)
Total Liabilities		(43,771)
Net Assets (100%)
Applicable to 390,982,774 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,237,617
Net Asset Value Per Share		$28.74

45

LifeStrategy Growth Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,662,672
Undistributed Net Investment Income	58,217
Accumulated Net Realized Gains	252,581
Unrealized Appreciation (Depreciation)	3,264,147
Net Assets	11,237,617

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

46

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Income Distributions Received	229,167
Net Investment Income—Note B	229,167
Realized Net Gain (Loss)
Capital Gain Distributions Received	5,217
Affiliated Investment Securities Sold	265,734
Futures Contracts	278
Realized Net Gain (Loss)	271,229
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(358,649)
Net Increase (Decrease) in Net Assets Resulting from Operations	141,747

See accompanying Notes, which are an integral part of the Financial Statements.

47

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	229,167	217,124
Realized Net Gain (Loss)	271,229	74,439
Change in Unrealized Appreciation (Depreciation)	(358,649)	661,026
Net Increase (Decrease) in Net Assets Resulting from Operations	141,747	952,589
Distributions
Net Investment Income	(224,425)	(210,261)
Realized Capital Gain[1]	(69,146)	(19,730)
Total Distributions	(293,571)	(229,991)
Capital Share Transactions
Issued	1,940,685	1,754,318
Issued in Lieu of Cash Distributions	287,739	226,220
Redeemed	(1,468,819)	(1,860,694)
Net Increase (Decrease) from Capital Share Transactions	759,605	119,844
Total Increase (Decrease)	607,781	842,442
Net Assets
Beginning of Period	10,629,836	9,787,394
End of Period[2]	11,237,617	10,629,836

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $10,298,000 and $7,307,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $58,217,000 and $53,475,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.12	$27.07	$23.36	$21.61	$21.28
Investment Operations
Net Investment Income	. 598.599		.569	.587	.401
Capital Gain Distributions Received	.012	.002	.025	.045	.018
Net Realized and Unrealized Gain (Loss)
on Investments	(. 207)	2.085	4.013	1.603	.364
Total from Investment Operations	.403	2.686	4.607	2.235	.783
Distributions
Dividends from Net Investment Income	(.595)	(.582)	(. 631)	(. 468)	(.444)
Distributions from Realized Capital Gains	(.188)	(.054)	(. 266)	(. 017)	(.009)
Total Distributions	(.783)	(. 636)	(. 897)	(.485)	(. 453)
Net Asset Value, End of Period	$28.74	$29.12	$27.07	$23.36	$21.61

Total Return[1]	1.35%	10.02%	20.34%	10.56%	3.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,238	$10,630	$9,787	$7,799	$7,371
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.17%	0.17%	0.17%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.14%	2.27%	2.61%	1.79%
Portfolio Turnover Rate	13%	10%	9%	10%[2]	22%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

49

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at October 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

50

LifeStrategy Growth Fund

trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $13,881,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $69,315,000 of ordinary income and $241,484,000 of long-term capital gains available for distribution.

51

LifeStrategy Growth Fund

At October 31, 2015, the cost of investment securities for tax purposes was $7,970,543,000. Net unrealized appreciation of investment securities for tax purposes was $3,264,147,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
					Year Ended October 31,
					2015	2014
					Shares	Shares
					(000)	(000)
Issued					66,547	62,458
Issued in Lieu of Cash Distributions					9,813	8,035
Redeemed					(50,470)	(66,974)
Net Increase (Decrease) in Shares Outstanding					25,890	3,519

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	5	—	—
Vanguard Total Bond Market II
Index Fund	1,661,998	298,179	375,991	38,843	5,217	1,569,701
Vanguard Total International
Bond Index Fund	425,696	271,073	45,539	7,706	—	658,681
Vanguard Total International
Stock Index Fund	2,525,084	1,328,877	38,695	74,177	—	3,570,338
Vanguard Total Stock Market
Index Fund	6,015,078	262,924	1,001,078	108,436	—	5,435,970
Total	10,627,856	2,161,053	1,461,303	229,167	5,217	11,234,690
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (constituting separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	9,578
LifeStrategy Conservative Growth Fund	182,675
LifeStrategy Moderate Growth Fund	74,197
LifeStrategy Growth Fund	72,156

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For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	12,453
LifeStrategy Conservative Growth Fund	55,860
LifeStrategy Moderate Growth Fund	131,808
LifeStrategy Growth Fund	156,498

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
LifeStrategy Income Fund	9.9%
LifeStrategy Conservative Growth Fund	19.8
LifeStrategy Moderate Growth Fund	30.3
LifeStrategy Growth Fund	40.1

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
LifeStrategy Income Fund	13,771	357
LifeStrategy Conservative Growth Fund	39,578	1,490
LifeStrategy Moderate Growth Fund	76,286	3,481
LifeStrategy Growth Fund	81,198	4,171

Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2015
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	2.03%	4.39%	4.74%
Returns After Taxes on Distributions	1.06	3.33	3.57
Returns After Taxes on Distributions and Sale of Fund Shares	1.26	3.10	3.34

	One	Five	Ten
	Year	Years	Years
LifeStrategy Conservative Growth Fund
Returns Before Taxes	1.86%	5.96%	5.25%
Returns After Taxes on Distributions	0.49	4.95	4.25
Returns After Taxes on Distributions and Sale of Fund Shares	1.65	4.40	3.86

	One	Five	Ten
	Year	Years	Years
LifeStrategy Moderate Growth Fund
Returns Before Taxes	1.71%	7.59%	5.82%
Returns After Taxes on Distributions	0.85	6.79	5.04
Returns After Taxes on Distributions and Sale of Fund Shares	1.28	5.79	4.44

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Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2015

	One	Five	Ten
	Year	Years	Years
LifeStrategy Growth Fund
Returns Before Taxes	1.35%	8.98%	6.04%
Returns After Taxes on Distributions	0.58	8.31	5.46
Returns After Taxes on Distributions and Sale of Fund Shares	1.16	7.00	4.75

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$992.24	$0.60
LifeStrategy Conservative Growth Fund	$1,000.00	$985.81	$0.65
LifeStrategy Moderate Growth Fund	$1,000.00	$979.33	$0.70
LifeStrategy Growth Fund	$1,000.00	$971.28	$0.75
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.60	$0.61
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.55	$0.66
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.50	$0.71
LifeStrategy Growth Fund	$1,000.00	$1,024.45	$0.77

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.12%, 0.13%, 0.14%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: Weighted 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

59

Conservative Growth Composite Index: Weighted 42% Barclays U.S. Aggregate Float Adjusted Index, 24% CRSP US Total Market Index, 16% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 18% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 48% Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index through June 30, 2015; 60% Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: Weighted 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 48% CRSP US Total Market Index, 32% FTSE Global All Cap ex US Index, 14% Barclays U.S. Aggregate Float Adjusted Index, and 6% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Barclays U.S. Aggregate Float Adjusted Index, and 4% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: Weighted 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

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Income Composite Index: Weighted 56% Barclays U.S. Aggregate Float Adjusted Index, 24% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 12% CRSP US Total Market Index, and 8% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 64% Barclays U.S. Aggregate Float Adjusted Index, 16% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index through June 30, 2015; 80% Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Barclays U.S. Aggregate Float Adjusted Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: Weighted 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 36% CRSP US Total Market Index, 28% Barclays U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 42% CRSP US Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 42% MSCI US Broad Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

61

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122015

Annual Report | October 31, 2015

Vanguard Total International

Stock Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	13
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	-4.89%
ETF Shares
Market Price	-5.04
Net Asset Value	-4.87
Admiral™ Shares	-4.88
Institutional Shares	-4.84
Institutional Plus Shares	-4.82
FTSE Global All Cap ex US Index	-3.58
International Funds Average	-1.46
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Total International Stock Index Fund
Investor Shares	$16.31	$15.11	$0.417	$0.000
ETF Shares	50.75	47.00	1.329	0.000
Admiral Shares	27.29	25.27	0.714	0.000
Institutional Shares	109.12	101.07	2.875	0.000
Institutional Plus Shares	109.14	101.08	2.906	0.000

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended October 31, 2015, was a volatile one for the world’s equity markets. Both domestic and international markets struggled late in the period.

The strength of the U.S. dollar further hindered results of international stocks, which, as a whole, lost ground for the period.

While results varied dramatically from country to country, stocks of developed economies generally held up better than those of emerging-market economies.

In this investment environment, all share classes of Vanguard Total International Stock Index Fund returned about –5%. Because of temporary price differences arising from fair-value pricing policies (see the box on page 7), the fund’s return diverged from that of its target index.

If you own shares of this fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

Global stock markets struggled, and some failed to advance
The broad U.S. stock market returned more than 4% for the fiscal year ended October 31, 2015. The market traveled a bumpy road to that result. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the market’s earlier gains and stocks slid further in September.

2

In October, however, U.S. stocks staged a robust rally as the Federal Reserve maintained its historically low short-term interest rates. Corporate earnings, although lower than in recent years, mostly exceeded expectations. In Europe and Asia, central banks signaled or implemented additional stimulus measures to counter sluggish growth and low inflation.

Among international stocks, solid gains in the developed markets of the Pacific region and Europe were essentially flat when translated into dollars. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% for the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, also held back by the strong dollar. Without this currency effect, international bond returns were positive.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

Losses in emerging markets, strong U.S. dollar hurt returns

Vanguard Total International Stock Index Fund offers investors broad exposure to both developed and emerging economies outside the United States. Three major market categories—Europe, the Pacific region’s developed markets, and the emerging markets—account for the bulk of the fund’s holdings.

For the most recent 12 months, Europe and the Pacific region both returned about 1% for the fund, while emerging markets returned about –14%.

Declining commodities prices, triggered by weakened demand from China and the strong dollar, weighed heavily on emerging-market countries. Several of the biggest economies, including Taiwan (–8%), India (–4%), and South Africa (–14%), posted losses. Brazil—which relies heavily on commodity exports to China—was hit particularly hard, declining 46%.

In the Pacific region, too, the drop in commodities prices hindered results for some countries. Australia, another big

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	ETF	Admiral	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Total International Stock Index Fund	0.22%	0.14%	0.14%	0.12%	0.10%	1.39%

The fund expense ratios shown are from the prospectus dated February 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratios were 0.19% for Investor Shares, 0.13% for ETF Shares, 0.12% for Admiral Shares, 0.10% for Institutional Shares, and 0.07% for Institutional Plus Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: International Funds.

4

exporter of commodities, declined 20% for the period. However, strong returns in Japan (+11%), the world’s third-largest economy, behind the United States and China, more than offset these losses.

While Europe as a whole ended the period in positive territory, results among the region’s countries ranged widely. Ireland notched the best result, returning about 24%. At the opposite end of the spectrum, Greece returned about –42% for the period.

The remaining countries were split about 50-50 between positive and negative returns. France (+6%) and Germany (+4%) added most to the region’s result, while the United Kingdom (–1%), Spain (–12%), and Norway (–22%) hurt performance.

The fund has minimal exposure to North America and the Middle East. The North American region—made up almost exclusively of Canadian stocks—was down about 19% for the period and erased more than 1 percentage point from the fund’s total return. The Middle East region, consisting solely of Israeli stocks and constituting just a tiny percentage of the index, returned about 11%.

The fund has been successful in tightly tracking its index

For the ten years ended October 31, 2015, Vanguard Total International Stock Index Fund delivered an average annual return of 3.97% for Investor Shares, outperforming its peer group average.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Total International Stock Index Fund Investor Shares	3.97%
Spliced Total International Stock Index	4.13
International Funds Average	3.77

For a benchmark description, see the Glossary.

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund has succeeded in meeting its primary objective of closely tracking its index over the long term—no easy feat during a period that included the worst global recession since the Great Depression. This is a tribute to the experience, talent, and sophisticated systems of the fund’s advisor, Vanguard Equity Index Group. Low expenses––which allow you to keep more of the fund’s return––have helped in these efforts.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term.

However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make

A note on fair-value pricing

The reported return of a fund that tracks an index sometimes diverges from the index’s return a bit more than would be expected. This may be the result of a fair-value pricing adjustment.

These adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values.

Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

6

decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown in the figure to the right.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counter-

productive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Fund returns vs. investor returns

Notes: Data are for the decade ended September 30, 2015. The average fund return and average investor return are from Morningstar, based on U.S.-domiciled international equity funds that have reported ten-year returns. The average fund return is the average of the international stock funds’ time-weighted returns. The average investor return assumes that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ‚ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ‚ow. A model similar to an internal rate-of-return calculation is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ‚ows to the ending total net assets.

Sources: Vanguard and Morningstar, Inc.

7

Total International Stock Index Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VGTSX	VXUS	VTIAX	VTSNX	VTPSX
Expense Ratio[1]	0.22%	0.14%	0.14%	0.12%	0.10%

Portfolio Characteristics
		FTSE Global
		All Cap
		ex US
	Fund	Index
Number of Stocks	5,989	5,715
Median Market Cap	$22.8B	$22.8B
Price/Earnings Ratio	17.6x	17.6x
Price/Book Ratio	1.6x	1.6x
Return on Equity	14.6%	14.6%
Earnings Growth
Rate	11.2%	11.3%
Dividend Yield	2.9%	2.9%
Turnover Rate	3%	—
Short-Term Reserves	0.1%	—

Sector Diversification (% of equity exposure)

		FTSE Global
		All Cap
		ex US
	Fund	Index
Basic Materials	6.9%	6.9%
Consumer Goods	16.5	16.5
Consumer Services	8.9	8.8
Financials	26.2	26.2
Health Care	8.3	8.3
Industrials	14.0	14.0
Oil & Gas	6.0	6.0
Technology	5.2	5.2
Telecommunications	4.6	4.6
Utilities	3.4	3.5

Volatility Measures
	Spliced	FTSE Global
	Total	All Cap
	International	ex US
	Stock Index	Index
R-Squared	0.99	0.98
Beta	0.99	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Nestle SA	Food Products	1.2%
Roche Holding AG	Pharmaceuticals	1.0
Novartis AG	Pharmaceuticals	1.0
Royal Dutch Shell plc	Integrated Oil & Gas	0.8
Toyota Motor Corp.	Automobiles	0.8
HSBC Holdings plc	Banks	0.8
Samsung Electronics Co. Consumer
Ltd.	Electronics	0.7
Unilever	Personal Products	0.6
Sanofi	Pharmaceuticals	0.6
British American
Tobacco plc	Tobacco	0.6
Top Ten		8.1%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.19% for Investor Shares, 0.13% for ETF Shares, 0.12% for Admiral Shares, 0.10% for Institutional Shares, and 0.07% for Institutional Plus Shares.

8

Total International Stock Index Fund

Market Diversification (% of equity exposure)

		FTSE
		Global
		All Cap
		ex US
	Fund	Index
Europe
United Kingdom	15.0%	15.0%
France	6.4	6.4
Switzerland	6.2	6.3
Germany	6.2	6.2
Spain	2.3	2.3
Sweden	2.2	2.2
Netherlands	2.1	2.1
Italy	2.0	2.0
Denmark	1.2	1.2
Belgium	1.0	1.0
Other	1.9	1.9
Subtotal	46.5%	46.6%
Pacific
Japan	17.5%	17.6%
Australia	4.7	4.7
South Korea	3.3	3.4
Hong Kong	2.6	2.6
Singapore	1.0	1.0
Other	0.2	0.2
Subtotal	29.3%	29.5%
Emerging Markets
China	4.7%	4.6%
Taiwan	2.8	2.8
India	2.3	2.3
South Africa	1.5	1.5
Brazil	1.2	1.2
Other	5.0	4.8
Subtotal	17.5%	17.2%
North America
Canada	6.2%	6.2%
Middle East	0.5%	0.5%

9

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015

Initial Investment of $10,000

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Total International Stock Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/29/2010)	Investment
Total International Stock Index Fund Admiral
Shares	-4.88%	3.46%	$11,822
Spliced Total International Stock Index	-3.58	3.57	11,885

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/29/2010)	Investment
Total International Stock Index Fund
Institutional Shares	-4.84%	3.49%	$5,920,584
Spliced Total International Stock Index	-3.58	3.57	5,941,086

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(11/30/2010)	Investment
Total International Stock Index Fund
Institutional Plus Shares	-4.82%	3.75%	$119,855,910
Spliced Total International Stock Index	-3.58	3.80	120,143,288

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: January 26, 2011, Through October 31, 2015

		Since
	One	Inception
	Year	(1/26/2011)
Total International Stock Index Fund ETF Shares
Market Price	-5.04%	8.53%
Total International Stock Index Fund ETF Shares
Net Asset Value	-4.87	8.33
Spliced Total International Stock Index	-3.58	9.10

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

11

Total International Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Total International Stock Index Fund Investor Shares

Spliced Total International Stock Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	-10.77%	2.09%	2.99%
ETF Shares	1/26/2011
Market Price		-10.73	—	0.45[1]
Net Asset Value		-10.74	—	0.41[1]
Admiral Shares	11/29/2010	-10.72	—	2.23[1]
Institutional Shares	11/29/2010	-10.71	—	2.26[1]
Institutional Plus Shares	11/30/2010	-10.68	—	2.52[1]
1 Return since inception.

12

Total International Stock Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		—	0.0%

Australia
Commonwealth Bank of Australia	15,923,203	871,764	0.5%
Westpac Banking Corp.	29,858,029	667,537	0.3%
Australia—Other †		7,085,329	3.8%
		8,624,630	4.6%

Austria †		381,419	0.2%

Belgium
Anheuser-Busch InBev SA/NV	7,478,363	891,902	0.5%
Belgium—Other †		977,438	0.5%
		1,869,340	1.0%

Brazil †		2,144,750	1.2%

Canada
^ Royal Bank of Canada	13,499,728	771,929	0.4%
^ Toronto-Dominion Bank	17,315,245	710,831	0.4%
Bank of Nova Scotia	11,355,015	533,971	0.3%
Canada—Other †		9,553,756	5.1%
		11,570,487	6.2%

Chile †		448,289	0.2%

China
Tencent Holdings Ltd.	50,092,275	940,090	0.5%
China Construction Bank Corp.	856,557,340	617,600	0.4%
China Mobile Ltd.	49,915,740	593,804	0.3%
Industrial & Commercial Bank of China Ltd.	675,649,760	428,739	0.2%
Bank of China Ltd.	705,631,306	332,360	0.2%

13

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	China Life Insurance Co. Ltd. Class H	69,817,000	250,369	0.2%
	China Petroleum & Chemical Corp.	239,506,400	172,737	0.1%
	CNOOC Ltd.	150,785,000	171,499	0.1%
	PetroChina Co. Ltd.	197,884,000	155,773	0.1%
	China Overseas Land & Investment Ltd.	36,039,680	116,078	0.1%
	CITIC Ltd.	60,133,000	111,850	0.1%
	Agricultural Bank of China Ltd.	241,679,736	98,612	0.1%
	China Telecom Corp. Ltd.	151,641,000	79,273	0.1%
	PICC Property & Casualty Co. Ltd.	30,656,484	69,455	0.1%
	China Unicom Hong Kong Ltd.	53,969,694	66,139	0.1%
	China Resources Land Ltd.	25,416,867	65,817	0.1%
	China Communications Construction Co. Ltd.	41,647,080	57,037	0.1%
	China Shenhua Energy Co. Ltd.	31,902,000	53,895	0.0%
*,^	CRRC Corp. Ltd.	37,916,000	48,179	0.0%
*	China Taiping Insurance Holdings Co. Ltd.	13,825,626	43,317	0.0%
	Sinopharm Group Co. Ltd.	9,880,000	40,693	0.0%
	China Resources Power Holdings Co. Ltd.	17,771,600	40,124	0.0%
	Dongfeng Motor Group Co. Ltd.	27,406,000	39,309	0.0%
1	CGN Power Co. Ltd.	93,186,000	38,368	0.0%
	China Merchants Holdings International Co. Ltd.	11,092,000	36,717	0.0%
	China Railway Group Ltd.	36,082,000	34,014	0.0%
	China Cinda Asset Management Co. Ltd.	85,176,000	33,040	0.0%
	People’s Insurance Co. Group of China Ltd.	59,990,000	31,987	0.0%
	Zhuzhou CSR Times Electric Co. Ltd.	4,769,500	30,903	0.0%
	China Galaxy Securities Co. Ltd.	34,953,500	30,190	0.0%
	China Longyuan Power Group Corp. Ltd.	31,529,000	28,839	0.0%
	China Railway Construction Corp. Ltd.	17,720,800	26,423	0.0%
	China State Construction International Holdings Ltd.	15,113,442	22,939	0.0%
	Kunlun Energy Co. Ltd.	26,346,300	21,567	0.0%
	China Resources Beer Holdings Company Ltd.	11,356,000	21,422	0.0%
	China Everbright Ltd.	7,984,000	18,722	0.0%
	China Oilfield Services Ltd.	16,808,000	18,647	0.0%
	AviChina Industry & Technology Co. Ltd.	21,297,000	17,284	0.0%
	China Resources Gas Group Ltd.	6,241,000	17,089	0.0%
	Air China Ltd.	17,170,000	16,436	0.0%
	China Power International Development Ltd.	25,465,000	15,996	0.0%
	Beijing Capital International Airport Co. Ltd.	14,002,000	14,997	0.0%
*,^	China COSCO Holdings Co. Ltd.	22,815,000	14,542	0.0%
	China Southern Airlines Co. Ltd.	16,386,000	13,856	0.0%
*	Sinopec Shanghai Petrochemical Co. Ltd.	32,751,000	13,674	0.0%
	Huaneng Renewables Corp. Ltd.	38,154,000	11,874	0.0%
	Huadian Power International Corp. Ltd.	15,298,000	11,177	0.0%
^	China Coal Energy Co. Ltd.	24,285,000	10,422	0.0%
	Sinotrans Ltd.	17,340,000	9,378	0.0%
*	China Eastern Airlines Corp. Ltd.	14,608,000	9,363	0.0%
	Metallurgical Corp. of China Ltd.	25,179,063	9,291	0.0%
	Sinopec Engineering Group Co. Ltd.	10,410,500	8,956	0.0%
	China Jinmao Holdings Group Ltd.	31,854,000	8,730	0.0%
*	China Reinsurance Group Corp.	22,775,939	7,964	0.0%
	Huadian Fuxin Energy Corp. Ltd.	24,354,014	7,467	0.0%
*	China Agri-Industries Holdings Ltd.	20,232,400	7,431	0.0%
	China Merchants Property Development Co. Ltd. Class B	1,971,224	7,376	0.0%
	China Resources Cement Holdings Ltd.	18,003,845	7,235	0.0%
*,1	China Railway Signal & Communication Corp. Ltd.	7,554,600	5,975	0.0%
*,^	CSSC Offshore and Marine Engineering Group Co. Ltd.	2,256,000	5,531	0.0%
	China BlueChemical Ltd.	17,814,000	5,310	0.0%

14

Total International Stock Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
^ Sinopec Kantons Holdings Ltd.	9,274,000	5,271	0.0%
Shanghai Baosight Software Co. Ltd. Class B	1,131,056	4,433	0.0%
Angang Steel Co. Ltd.	9,680,000	4,013	0.0%
China Machinery Engineering Corp.	4,600,000	3,985	0.0%
Sinofert Holdings Ltd.	18,602,000	3,256	0.0%
* China Foods Ltd.	6,602,000	3,002	0.0%
* China Datang Corp. Renewable Power Co. Ltd.	22,154,000	2,962	0.0%
^ China Merchants Land Ltd.	12,376,000	2,615	0.0%
^ COSCO International Holdings Ltd.	4,512,000	2,596	0.0%
China National Accord Medicines Corp. Ltd. Class B	500,068	2,569	0.0%
China National Materials Co. Ltd.	10,367,000	2,483	0.0%
^ Sinotrans Shipping Ltd.	11,744,500	2,472	0.0%
^ CPMC Holdings Ltd.	3,970,000	2,227	0.0%
* China Overseas Property Holdings Ltd.	11,948,560	2,050	0.0%
^ Poly Culture Group Corp. Ltd.	766,686	1,837	0.0%
Foshan Huaxin Packaging Co. Ltd. Class B	1,362,902	1,667	0.0%
^ Minmetals Land Ltd.	9,736,000	999	0.0%
1 China—Other †		3,389,938	1.8%
		8,682,256	4.7%

Colombia †		201,268	0.1%

Czech Republic †		61,628	0.0%

Denmark
Novo Nordisk A/S Class B	17,300,933	916,494	0.5%
Denmark—Other †		1,380,418	0.7%
		2,296,912	1.2%

Egypt †		118,553	0.1%

Finland †		1,343,570	0.7%

France
Sanofi	10,589,976	1,067,680	0.6%
TOTAL SA	19,293,433	934,949	0.5%
BNP Paribas SA	9,156,286	555,370	0.3%
1 France—Other †		9,346,025	5.0%
		11,904,024	6.4%
Germany
Bayer AG	7,753,143	1,034,890	0.5%
Daimler AG	8,956,136	777,176	0.4%
Allianz SE	4,268,720	747,453	0.4%
Siemens AG	7,424,848	746,727	0.4%
BASF SE	8,654,942	709,444	0.4%
SAP SE	8,380,022	662,503	0.4%
* Deutsche Telekom AG	29,681,445	554,987	0.3%
1 Germany—Other †		6,296,270	3.4%
		11,529,450	6.2%

Greece †		116,682	0.1%

Hong Kong
AIA Group Ltd.	112,922,896	659,392	0.3%
BOC Hong Kong Holdings Ltd.	33,679,325	107,462	0.1%

15

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	China Travel International Investment Hong Kong Ltd.	24,731,096	11,150	0.0%
	APT Satellite Holdings Ltd.	3,457,000	3,382	0.0%
*,^	MMG Ltd.	14,228,000	3,132	0.0%
*	CGN Meiya Power Holdings Co. Ltd.	9,852,000	2,369	0.0%
^	Shenwan Hongyuan HK Ltd.	4,055,000	1,774	0.0%
*,^	Yanchang Petroleum International Ltd.	40,120,000	1,276	0.0%
1	Hong Kong—Other †		4,080,863	2.2%
			4,870,800	2.6%

Hungary †			82,082	0.1%

India
	Nestle India Ltd.	214,309	20,222	0.0%
	India—Other †		4,166,666	2.3%
			4,186,888	2.3%

Indonesia †			813,321	0.4%

Ireland †			470,206	0.3%

Israel
	Teva Pharmaceutical Industries Ltd.	8,899,032	528,618	0.3%
	Osem Investments Ltd.	355,559	6,870	0.0%
	Israel—Other †		413,388	0.2%
			948,876	0.5%

[1]Italy †			3,608,145	1.9%

Japan
	Toyota Motor Corp.	24,835,644	1,520,701	0.8%
	Mitsubishi UFJ Financial Group Inc.	130,392,650	843,156	0.5%
	Honda Motor Co. Ltd.	16,813,822	558,216	0.3%
	Chugai Pharmaceutical Co. Ltd.	2,048,131	65,676	0.0%
	Japan—Other †		29,430,672	15.8%
			32,418,421	17.4%

[1]Malaysia †			1,349,972	0.7%

Mexico †			1,737,812	0.9%

Netherlands
	Unilever NV	14,592,022	657,732	0.4%
	ING Groep NV	36,207,416	525,094	0.3%
1	Netherlands—Other †		2,677,415	1.4%
			3,860,241	2.1%

New Zealand †			351,110	0.2%

[1]Norway †			921,909	0.5%

Other[2]
3	Vanguard FTSE Emerging Markets ETF	6,914,371	240,897	0.1%

Peru †			67,917	0.0%

16

Total International Stock Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Philippines †		626,046	0.3%

Poland †		522,564	0.3%

Portugal †		245,153	0.1%

[1]Russia †		1,308,705	0.7%

Singapore
^ COSCO Corp. Singapore Ltd.	8,735,944	2,338	0.0%
GMG Global Ltd.	1,928,210	530	0.0%
1 Singapore—Other †		1,858,857	1.0%
		1,861,725	1.0%
South Africa
Naspers Ltd.	3,818,098	557,735	0.3%
South Africa—Other †		2,297,832	1.2%
		2,855,567	1.5%
South Korea
Samsung Electronics Co. Ltd.	952,662	1,141,191	0.6%
South Korea—Other †		5,081,714	2.7%
		6,222,905	3.3%
Spain
Banco Santander SA	130,392,767	730,186	0.4%
1 Spain—Other †		3,587,601	1.9%
		4,317,787	2.3%

[1]Sweden †		4,048,143	2.2%

Switzerland
Nestle SA	29,364,558	2,241,780	1.2%
Novartis AG	19,993,309	1,812,714	1.0%
Roche Holding AG	6,616,501	1,792,159	1.0%
UBS Group AG	32,931,579	657,244	0.3%
Roche Holding AG (Bearer)	131,667	35,967	0.0%
1 Switzerland—Other †		5,044,487	2.7%
		11,584,351	6.2%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd.	205,880,063	870,166	0.5%
Taiwan—Other †		4,349,145	2.3%
		5,219,311	2.8%

Thailand †		995,067	0.5%

Turkey †		542,481	0.3%

United Arab Emirates †		302,038	0.2%

United Kingdom
HSBC Holdings plc	182,973,023	1,429,177	0.8%
British American Tobacco plc	17,476,308	1,037,322	0.6%
BP plc	170,988,532	1,014,949	0.5%
GlaxoSmithKline plc	45,582,125	981,747	0.5%
Royal Dutch Shell plc Class A	34,715,936	901,524	0.5%
Vodafone Group plc	249,077,591	821,125	0.4%

17

	Total International Stock Index Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
	AstraZeneca plc		11,831,536	755,208	0.4%
	Diageo plc		23,614,608	682,428	0.4%
	Lloyds Banking Group plc		573,420,467	650,651	0.4%
	Royal Dutch Shell plc Class B		22,761,238	594,531	0.3%
	Reckitt Benckiser Group plc		5,960,418	581,554	0.3%
	BT Group plc		78,468,135	560,995	0.3%
	Barclays plc		157,011,005	558,805	0.3%
	Prudential plc		23,923,981	558,414	0.3%
	SABMiller plc		8,863,454	545,226	0.3%
1	United Kingdom—Other †			16,056,107	8.6%
				27,729,763	14.9%
	Total Common Stocks (Cost $187,715,549)			185,603,461	99.5%[4]

		Coupon
	Temporary Cash Investments
	Money Market Fund
[5,6]	Vanguard Market Liquidity Fund	0.207%	5,451,983,306	5,451,983	2.9%

[7,8]	U.S. Government and Agency Obligations †			88,263	0.1%
	Total Temporary Cash Investments (Cost $5,540,231)			5,540,246	3.0%[4]
	Total Investments (Cost $193,255,780)			191,143,707	102.5%

				Amount
				($000)
	Other Assets and Liabilities
	Other Assets
	Investment in Vanguard			16,076
	Receivables for Investment Securities Sold			11,962
	Receivables for Accrued Income			481,507
	Receivables for Capital Shares Issued			242,322
	Other Assets			86,707
	Total Other Assets			838,574	0.4%
	Liabilities
	Payables for Investment Securities Purchased			(513,142)
	Collateral for Securities on Loan			(4,730,037)
	Payables for Capital Shares Redeemed			(70,351)
	Payables to Vanguard			(84,118)
	Other Liabilities			(13,366)
	Total Liabilities			(5,411,014)	(2.9%)
	Net Assets			186,571,267	100.0%

18

Total International Stock Index Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	189,552,047
Undistributed Net Investment Income	366,038
Accumulated Net Realized Losses	(1,264,762)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,112,073)
Futures Contracts	47,351
Forward Currency Contracts	(4,515)
Foreign Currencies	(12,819)
Net Assets	186,571,267

Investor Shares—Net Assets
Applicable to 4,927,146,049 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	74,443,630
Net Asset Value Per Share—Investor Shares	$15.11

ETF Shares—Net Assets
Applicable to 104,895,823 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,929,653
Net Asset Value Per Share—ETF Shares	$47.00

Admiral Shares—Net Assets
Applicable to 1,497,313,991 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	37,841,092
Net Asset Value Per Share—Admiral Shares	$25.27

Institutional Shares—Net Assets
Applicable to 158,689,915 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,038,400
Net Asset Value Per Share—Institutional Shares	$101.07

19

Total International Stock Index Fund

Amount
($000)
Institutional Plus Shares—Net Assets
Applicable to 527,467,332 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	53,318,492
Net Asset Value Per Share—Institutional Plus Shares	$101.08

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,208,246,000.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $560,542,000, representing 0.3% of net assets.
  “Other” represents securities that are not classified by the fund’s benchmark index.
  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.5%, respectively, of net assets.
  Includes $4,730,037,000 of collateral received for securities on loan.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Securities with a value of $62,782,000 have been segregated as initial margin for open futures contracts.
  Securities with a value of $12,469,000 have been segregated as collateral for open forward currency contracts. See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	4,474,041
Interest[2]	1,470
Securities Lending	144,109
Total Income	4,619,620
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6,617
Management and Administrative—Investor Shares	89,745
Management and Administrative—ETF Shares	3,788
Management and Administrative—Admiral Shares	27,526
Management and Administrative—Institutional Shares	9,005
Management and Administrative—Institutional Plus Shares	14,628
Marketing and Distribution—Investor Shares	11,408
Marketing and Distribution—ETF Shares	542
Marketing and Distribution—Admiral Shares	3,795
Marketing and Distribution—Institutional Shares	1,793
Marketing and Distribution—Institutional Plus Shares	4,860
Custodian Fees	33,018
Auditing Fees	49
Shareholders’ Reports—Investor Shares	106
Shareholders’ Reports—ETF Shares	104
Shareholders’ Reports—Admiral Shares	216
Shareholders’ Reports—Institutional Shares	144
Shareholders’ Reports—Institutional Plus Shares	68
Trustees’ Fees and Expenses	113
Total Expenses	207,525
Net Investment Income	4,412,095
Realized Net Gain (Loss)
Investment Securities Sold[2]	(757,587)
Futures Contracts	(9,750)
Foreign Currencies and Forward Currency Contracts	(122,334)
Realized Net Gain (Loss)	(889,671)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(12,680,275)
Futures Contracts	54,790
Foreign Currencies and Forward Currency Contracts	6,157
Change in Unrealized Appreciation (Depreciation)	(12,619,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,096,904)

1 Dividends are net of foreign withholding taxes of $299,660,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $7,828,000, $1,387,000, and ($16,960,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,412,095	3,918,366
Realized Net Gain (Loss)	(889,671)	739,297
Change in Unrealized Appreciation (Depreciation)	(12,619,328)	(3,642,906)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,096,904)	1,014,757
Distributions
Net Investment Income
Investor Shares	(1,570,687)	(1,534,033)
ETF Shares	(112,690)	(89,095)
Admiral Shares	(932,112)	(819,498)
Signal Shares	—	(144,315)
Institutional Shares	(401,374)	(397,850)
Institutional Plus Shares	(1,194,763)	(931,850)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(4,211,626)	(3,916,641)
Capital Share Transactions
Investor Shares	28,740,430	6,874,109
ETF Shares	1,939,958	1,243,544
Admiral Shares	9,237,699	10,709,173
Signal Shares	—	(5,394,525)
Institutional Shares	3,972,530	2,462,701
Institutional Plus Shares	23,048,189	12,165,427
Net Increase (Decrease) from Capital Share Transactions	66,938,806	28,060,429
Total Increase (Decrease)	53,630,276	25,158,545
Net Assets
Beginning of Period	132,940,991	107,782,446
End of Period[1]	186,571,267	132,940,991

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $366,038,000 and $228,065,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.31	$16.67	$14.31	$14.24	$15.48
Investment Operations
Net Investment Income	. 423	.526[1]	.425	. 405	.434[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.206)	(.352)	2.428	.305	(1.425)
Total from Investment Operations	(.783)	.174	2.853	.710	(.991)
Distributions
Dividends from Net Investment Income	(.417)	(.534)	(.493)	(.640)	(. 249)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.417)	(.534)	(.493)	(.640)	(. 249)
Net Asset Value, End of Period	$15.11	$16.31	$16.67	$14.31	$14.24

Total Return[3]	-4.89%	1.00%	20.37%	5.32%	-6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$74,444	$51,040	$45,205	$35,564	$30,912
Ratio of Total Expenses to Average Net Assets	0.19%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.73%	3.16%[1]	2.79%	3.17%	2.95%
Portfolio Turnover Rate [4]	3%	3%	5%	3%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.067 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Calculated based on average shares outstanding.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

ETF Shares
					Jan. 26,
					2011[1] to
		Year Ended October 31,
For a Share Outstanding					Oct. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$50.75	$51.86	$44.53	$44.33	$50.00
Investment Operations
Net Investment Income	1.346	1.680[2]	1.365	1.283	1.021[3]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.767)	(1.087)	7.555	.965	(6.691)
Total from Investment Operations	(2.421)	.593	8.920	2.248	(5.670)
Distributions
Dividends from Net Investment Income	(1.329)	(1.703)	(1.590)	(2.048)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.329)	(1.703)	(1.590)	(2.048)	—
Net Asset Value, End of Period	$47.00	$50.75	$51.86	$44.53	$44.33

Total Return	-4.87%	1.10%	20.50%	5.43%	-11.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,930	$3,360	$2,198	$966	$435
Ratio of Total Expenses to Average Net Assets	0.13%	0.14%	0.14%	0.16%	0.18%[4]
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.24%[2]	2.87%	3.23%	2.99%[4]
Portfolio Turnover Rate [5]	3%	3%	5%	3%	3%

1	Inception.
2	Net investment income per share and the ratio of net investment income to average net assets include $.208 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3	Calculated based on average shares outstanding.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund

Financial Highlights

Admiral Shares
					Nov. 29,
					2010[1] to
		Year Ended October 31,
For a Share Outstanding					Oct. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.29	$27.89	$23.94	$23.81	$25.00
Investment Operations
Net Investment Income	.726	. 904[2]	.733	.681	.842[3]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.032)	(.588)	4.069	. 530	(1.615)
Total from Investment Operations	(1.306)	.316	4.802	1.211	(.773)
Distributions
Dividends from Net Investment Income	(.714)	(. 916)	(. 852)	(1.081)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.714)	(. 916)	(. 852)	(1.081)	(.417)
Net Asset Value, End of Period	$25.27	$27.29	$27.89	$23.94	$23.81

Total Return[4]	-4.88%	1.09%	20.51%	5.43%	-3.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,841	$31,445	$21,438	$15,153	$13,190
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.16%	0.18%[5]
Ratio of Net Investment Income to
Average Net Assets	2.80%	3.24%[2]	2.87%	3.23%	2.99%[5]
Portfolio Turnover Rate [6]	3%	3%	5%	3%	3%

1	Inception.
2	Net investment income per share and the ratio of net investment income to average net assets include $.111 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3	Calculated based on average shares outstanding.
4	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Shares
					Nov. 29,
					2010[1] to
		Year Ended October 31,
For a Share Outstanding					Oct. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$109.12	$111.51	$95.75	$95.29	$100.00
Investment Operations
Net Investment Income	2.923	3.630[2]	2.948	2.818	3.208 [3]
Net Realized and Unrealized Gain (Loss)
on Investments	(8.098)	(2.338)	16.255	2.048	(6.245)
Total from Investment Operations	(5.175)	1.292	19.203	4.866	(3.037)
Distributions
Dividends from Net Investment Income	(2.875)	(3.682)	(3.443)	(4.406)	(1.673)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.875)	(3.682)	(3.443)	(4.406)	(1.673)
Net Asset Value, End of Period	$101.07	$109.12	$111.51	$95.75	$95.29

Total Return[4]	-4.84%	1.12%	20.51%	5.46%	-3.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,038	$13,182	$11,024	$7,062	$3,788
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.13%[5]
Ratio of Net Investment Income to
Average Net Assets	2.82%	3.26%[2]	2.89%	3.27%	3.04%[5]
Portfolio Turnover Rate [6]	3%	3%	5%	3%	3%

1	Inception.
2	Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3	Calculated based on average shares outstanding.
4	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares
					Nov. 30,
					2010[1] to
		Year Ended October 31,
For a Share Outstanding					Oct. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$109.14	$111.53	$95.77	$95.31	$98.88
Investment Operations
Net Investment Income	2.954	3.655 [2]	2.968	2.778	2.596 [3]
Net Realized and Unrealized Gain (Loss)
on Investments	(8.108)	(2.339)	16.259	2.110	(4.492)
Total from Investment Operations	(5.154)	1.316	19.227	4.888	(1.896)
Distributions
Dividends from Net Investment Income	(2.906)	(3.706)	(3.467)	(4.428)	(1.674)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.906)	(3.706)	(3.467)	(4.428)	(1.674)
Net Asset Value, End of Period	$101.08	$109.14	$111.53	$95.77	$95.31

Total Return[4]	-4.82%	1.14%	20.54%	5.48%	-2.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53,318	$33,915	$22,504	$12,973	$6,965
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.10%	0.10%	0.10%[5]
Ratio of Net Investment Income to
Average Net Assets	2.85%	3.28%[2]	2.91%	3.29%	3.07%[5]
Portfolio Turnover Rate [6]	3%	3%	5%	3%	3%

1	Inception.
2	Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3	Calculated based on average shares outstanding.
4	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market

28

Total International Stock Index Fund

values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of

29

Total International Stock Index Fund

loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

30

Total International Stock Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $16,076,000, representing 0.01% of the fund’s net assets and 6.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	13,824,698	2,588,355	2,623
Common Stocks—Other	717,270	168,259,085	211,430
Temporary Cash Investments	5,451,983	88,263	—
Futures Contracts—Assets[1]	1,702	—	—
Futures Contracts—Liabilities[1]	(1,842)	—	—
Forward Currency Contracts—Assets	—	6,243	—
Forward Currency Contracts—Liabilities	—	(10,758)	—
Total	19,993,811	170,931,188	214,053
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $1,884,065,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $1,943,654,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

31

Total International Stock Index Fund

D. At October 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,702	6,243	7,945
Other Liabilities	(1,842)	(10,758)	(12,600)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(9,750)	—	(9,750)
Forward Currency Contracts	—	(56,664)	(56,664)
Realized Net Gain (Loss) on Derivatives	(9,750)	(56,664)	(66,414)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	54,790	—	54,790
Forward Currency Contracts	—	8,362	8,362
Change in Unrealized Appreciation (Depreciation) on Derivatives	54,790	8,362	63,152

At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2015	7,240	272,162	16,087
Topix Index	December 2015	1,667	215,291	16,308
FTSE 100 Index	December 2015	2,131	207,999	8,595
S&P ASX 200 Index	December 2015	989	92,364	3,416
E-mini S&P 500 Index	December 2015	750	77,764	2,945
				47,351

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and E-mini S&P 500 Index are required to be treated as realized gain (loss) for tax purposes.

At October 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

32

Total International Stock Index Fund

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/23/15	EUR	272,113	USD	307,561	(8,047)
BNP Paribas	12/23/15	GBP	194,644	USD	299,287	716
BNP Paribas	12/15/15	JPY	26,865,721	USD	224,599	(1,789)
BNP Paribas	12/22/15	AUD	156,926	USD	111,181	425
JPMorgan Chase Bank, N.A.	12/23/15	EUR	23,688	USD	26,197	(123)
JPMorgan Chase Bank, N.A	12/15/15	JPY	2,497,635	USD	20,781	(67)
Bank of America, N.A.	12/23/15	GBP	13,193	USD	20,213	122
JPMorgan Chase Bank, N.A.	12/22/15	AUD	12,819	USD	9,247	(130)
BNP Paribas	12/15/15	USD	271,195	JPY	32,480,402	1,819
Bank of America, N.A.	12/23/15	USD	68,893	GBP	45,029	(508)
Bank of America, N.A.	12/23/15	USD	47,723	GBP	30,957	9
Bank of America, N.A.	12/23/15	USD	29,820	EUR	26,079	1,114
Citibank, N.A.	12/23/15	USD	26,292	EUR	23,059	911
Morgan Stanley Capital Services LLC	12/23/15	USD	17,469	EUR	15,471	439
Citibank, N.A.	12/22/15	USD	13,642	AUD	18,878	216
UBS AG	12/22/15	USD	11,213	AUD	15,356	292
Citibank, N.A.	12/23/15	USD	10,102	GBP	6,615	(94)
BNP Paribas	12/22/15	USD	9,155	AUD	12,619	180
						(4,515)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2015, the counterparties had deposited in segregated accounts securities with a value of $2,101,000 in connection with amounts due to the fund for open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency losses of $65,670,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment

33

Total International Stock Index Fund

companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $3,174,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $464,855,000 of which all has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2015, the fund had $904,139,000 of ordinary income available for distribution. At October 31, 2015, the fund had available capital losses totaling $902,806,000 to offset future net capital gains. Of this amount, $463,013,000 is subject to expiration on October 31, 2017. Capital losses of $439,793,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2015, the cost of investment securities for tax purposes was $194,059,352,000. Net unrealized depreciation of investment securities for tax purposes was $2,915,645,000, consisting of unrealized gains of $21,853,294,000 on securities that had risen in value since their purchase and $24,768,939,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2015, the fund purchased $70,815,436,000 of investment securities and sold $3,990,403,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,012,160,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	33,775,753	2,133,278	9,303,349	563,187
Issued in Lieu of Cash Distributions	1,562,883	99,309	1,523,991	91,155
Redeemed	(6,598,206)	(433,915)	(3,953,231)	(237,198)
Net Increase (Decrease)—Investor Shares	28,740,430	1,798,672	6,874,109	417,144
ETF Shares
Issued	1,939,962	38,689	1,253,978	24,021
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4)	—	(10,434)	(200)
Net Increase (Decrease) —ETF Shares	1,939,958	38,689	1,243,544	23,821
Admiral Shares
Issued[1]	13,155,587	494,118	12,409,332	444,554
Issued in Lieu of Cash Distributions	827,223	31,318	728,068	25,999
Redeemed	(4,745,111)	(180,521)	(2,428,227)	(86,941)
Net Increase (Decrease) —Admiral Shares	9,237,699	344,915	10,709,173	383,612

34

Total International Stock Index Fund

			Year Ended October 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued	—	—	1,413,050	42,230
Issued in Lieu of Cash Distributions	—	—	129,836	3,891
Redeemed[1]	—	—	(6,937,411)	(207,962)
Net Increase (Decrease)—Signal Shares	—	—	(5,394,525)	(161,841)
Institutional Shares
Issued	5,691,327	53,792	4,631,261	41,269
Issued in Lieu of Cash Distributions	384,849	3,643	382,641	3,420
Redeemed	(2,103,646)	(19,550)	(2,551,201)	(22,745)
Net Increase (Decrease) —Institutional Shares	3,972,530	37,885	2,462,701	21,944
Institutional Plus Shares
Issued	25,223,565	236,739	12,404,005	111,084
Issued in Lieu of Cash Distributions	1,167,596	11,081	903,727	8,072
Redeemed	(3,342,972)	(31,100)	(1,142,305)	(10,174)
Net Increase (Decrease) —Institutional Plus Shares	23,048,189	216,720	12,165,427	108,982

1 Admiral Shares Issued and Signal Shares Redeemed include $4,028,000,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,923,902,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $4,089,969,000 and foreign taxes paid of $290,237,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

36

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund Investor Shares

Periods Ended October 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-4.89%	2.62%	3.97%
Returns After Taxes on Distributions	-5.61	1.93	3.38
Returns After Taxes on Distributions and Sale of Fund Shares	-2.39	2.04	3.16

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$905.19	$0.91
ETF Shares	1,000.00	905.69	0.62
Admiral Shares	1,000.00	905.72	0.53
Institutional Shares	1,000.00	905.78	0.43
Institutional Plus Shares	1,000.00	905.84	0.34
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.97
ETF Shares	1,000.00	1,024.55	0.66
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.75	0.46
Institutional Plus Shares	1,000.00	1,024.85	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares, 0.13% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, and 0.07% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

39

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

40

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter. Benchmark returns are adjusted for withholding taxes.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1130 122015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2015: $200,000
Fiscal Year Ended October 31, 2014: $223,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2015: $7,000,200
Fiscal Year Ended October 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2015: $2,899,096
Fiscal Year Ended October 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2015: $353,389
Fiscal Year Ended October 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2015: $202,313
Fiscal Year Ended October 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2015: $555,702
Fiscal Year Ended October 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)

Common Stocks (99.5%)[1]
Argentina (0.0%)
Siderar SAIC Class A	390	—

Australia (4.6%)
Commonwealth Bank of Australia	15,923,203	871,764
Westpac Banking Corp.	29,858,029	667,537
National Australia Bank Ltd.	24,515,601	522,354
Australia & New Zealand Banking Group Ltd.	26,958,879	518,688
BHP Billiton Ltd.	30,088,280	494,257
Wesfarmers Ltd.	10,489,550	293,158
CSL Ltd.	4,385,371	291,255
Woolworths Ltd.	11,880,866	204,370
Macquarie Group Ltd.	2,847,888	172,177
Telstra Corp. Ltd.	40,448,491	155,822
Rio Tinto Ltd.	3,980,125	142,395
Scentre Group	47,870,047	141,383
Woodside Petroleum Ltd.	6,725,999	141,383
Transurban Group	17,977,212	133,883
Westfield Corp.	18,123,110	132,519
QBE Insurance Group Ltd.	12,825,616	119,280
AMP Ltd.	27,487,863	112,380
Suncorp Group Ltd.	12,084,823	112,086
Brambles Ltd.	14,571,714	107,907
Amcor Ltd.	11,075,458	107,163
Insurance Australia Group Ltd.	22,832,701	90,674
AGL Energy Ltd.	6,339,673	75,667
Goodman Group	16,484,967	71,388
Vicinity Centers	34,097,919	70,783
Aurizon Holdings Ltd.	19,163,049	70,681
APA Group	10,425,371	68,428
Origin Energy Ltd.	16,392,609	64,350
Stockland	22,181,048	64,081
Oil Search Ltd.	10,983,704	61,305
* Newcrest Mining Ltd.	7,037,331	61,129
Caltex Australia Ltd.	2,526,092	56,380
GPT Group	16,506,947	55,864
James Hardie Industries plc	4,174,772	54,504
Asciano Ltd.	9,134,260	53,279
Ramsay Health Care Ltd.	1,209,870	53,119
ASX Ltd.	1,798,198	52,884
Sonic Healthcare Ltd.	3,768,997	51,835
* South32 Ltd.	49,911,871	51,582
Dexus Property Group	9,089,804	50,194
Sydney Airport	10,127,343	46,596
Lend Lease Group	4,873,827	45,207
Mirvac Group	34,604,876	44,562
Incitec Pivot Ltd.	15,753,695	44,393
Medibank Pvt Ltd.	25,663,766	43,198
^ Orica Ltd.	3,468,615	40,787
Aristocrat Leisure Ltd.	5,973,716	39,720
Santos Ltd.	9,364,143	39,036
Tatts Group Ltd.	13,608,651	38,447
DUET Group (Stapled Security)	21,801,811	36,700
Computershare Ltd.	4,640,921	35,791
Treasury Wine Estates Ltd.	6,897,969	34,845
Cochlear Ltd.	533,559	33,854
Coca-Cola Amatil Ltd.	5,095,267	33,110
Bendigo & Adelaide Bank Ltd.	4,274,870	32,636
Bank of Queensland Ltd.	3,481,549	32,466
Challenger Ltd.	5,292,305	31,073
SEEK Ltd.	3,196,868	29,017
Crown Resorts Ltd.	3,518,574	28,766
Echo Entertainment Group Ltd.	7,748,526	28,245

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Westpac Banking Corp.	1,290,675	28,026
Boral Ltd.	7,210,911	27,725
* Qantas Airways Ltd.	9,377,679	26,424
Tabcorp Holdings Ltd.	7,800,229	26,266
Healthscope Ltd.	12,557,176	24,185
TPG Telecom Ltd.	3,013,435	23,778
^ Fortescue Metals Group Ltd.	14,903,713	21,879
Ansell Ltd.	1,444,136	20,534
Domino's Pizza Enterprises Ltd.	579,320	19,320
Orora Ltd.	11,223,149	18,739
CIMIC Group Ltd.	941,466	18,618
IOOF Holdings Ltd.	2,773,436	18,327
Iluka Resources Ltd.	3,879,339	17,770
Alumina Ltd.	22,692,771	17,568
AusNet Services	16,625,390	17,138
BlueScope Steel Ltd.	5,335,620	16,780
REA Group Ltd.	496,383	16,753
Magellan Financial Group Ltd.	986,904	15,867
Recall Holdings Ltd.	2,870,769	15,686
Spotless Group Holdings Ltd.	10,119,610	15,380
BT Investment Management Ltd.	1,887,711	15,222
DuluxGroup Ltd.	3,588,844	15,105
Investa Office Fund	5,228,742	15,070
Fairfax Media Ltd.	22,320,583	15,048
Veda Group Ltd.	7,885,700	14,738
Harvey Norman Holdings Ltd.	4,993,780	14,181
ALS Ltd.	3,829,771	14,072
^ Flight Centre Travel Group Ltd.	517,544	14,013
carsales.com Ltd.	1,990,167	13,912
Perpetual Ltd.	410,883	13,167
Adelaide Brighton Ltd.	4,179,195	12,493
Sirtex Medical Ltd.	445,854	12,103
JB Hi-Fi Ltd.	935,220	11,983
Primary Health Care Ltd.	4,478,702	11,853
M2 Group Ltd.	1,655,934	11,697
Platinum Asset Management Ltd.	2,232,566	11,681
Macquarie Atlas Roads Group	3,910,810	11,283
GrainCorp Ltd. Class A	1,739,864	11,232
Qube Holdings Ltd.	6,754,325	10,953
Northern Star Resources Ltd.	5,463,030	10,686
^ Sims Metal Management Ltd.	1,519,797	10,668
BWP Trust	4,630,329	10,636
Charter Hall Group	3,282,421	10,515
Downer EDI Ltd.	4,106,872	10,403
nib holdings Ltd.	4,031,988	10,381
Nufarm Ltd.	1,668,348	9,962
Shopping Centres Australasia Property Group	6,712,523	9,865
Cromwell Property Group	13,515,235	9,689
Charter Hall Retail REIT	3,157,566	9,551
CSR Ltd.	4,819,378	9,438
^ Super Retail Group Ltd.	1,355,128	9,339
WorleyParsons Ltd.	2,001,729	9,313
^ Vocus Communications Ltd.	1,902,280	8,834
OZ Minerals Ltd.	2,836,887	8,827
^ Navitas Ltd.	2,885,470	8,646
Evolution Mining Ltd.	8,555,553	8,490
^ InvoCare Ltd.	1,042,603	8,264
Aveo Group	3,719,459	8,172
Ardent Leisure Group	4,090,188	8,141
IRESS Ltd.	1,190,136	7,972
^ Metcash Ltd.	8,928,540	7,580
^ G8 Education Ltd.	3,503,857	7,450
Premier Investments Ltd.	762,081	7,444
Independence Group NL	3,693,236	7,300

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Nine Entertainment Co. Holdings Ltd.	6,258,762	6,921
	Abacus Property Group	2,953,062	6,890
	Automotive Holdings Group Ltd.	2,201,033	6,674
	Mantra Group Ltd.	2,248,533	6,624
	Sandfire Resources NL	1,437,021	6,501
	ARB Corp. Ltd.	612,759	6,466
	SAI Global Ltd.	2,052,817	6,429
	Sigma Pharmaceuticals Ltd.	10,421,066	6,244
	Estia Health Ltd.	1,177,999	6,212
	Pact Group Holdings Ltd.	1,692,445	6,132
^	Slater & Gordon Ltd.	3,019,390	5,898
	Genworth Mortgage Insurance Australia Ltd.	3,015,129	5,808
	Brickworks Ltd.	551,185	5,686
*	Burson Group Ltd.	2,220,180	5,636
	Breville Group Ltd.	1,184,420	5,551
	Japara Healthcare Ltd.	2,414,314	5,339
	Beach Energy Ltd.	11,642,259	5,292
*	Mayne Pharma Group Ltd.	7,009,821	5,127
^	Myer Holdings Ltd.	7,424,358	5,047
	Regis Healthcare Ltd.	1,202,784	5,020
	Australian Pharmaceutical Industries Ltd.	3,542,827	5,004
	Steadfast Group Ltd.	4,552,798	4,872
^	Regis Resources Ltd.	3,303,718	4,871
^	GWA Group Ltd.	2,713,937	4,801
	Select Harvests Ltd.	661,694	4,798
	McMillan Shakespeare Ltd.	530,865	4,760
	Transpacific Industries Group Ltd.	9,759,032	4,734
^	FlexiGroup Ltd.	2,172,935	4,695
	Asaleo Care Ltd.	3,717,322	4,637
^	Bega Cheese Ltd.	1,114,415	4,611
^	Cover-More Group Ltd.	2,827,459	4,599
	Retail Food Group Ltd.	1,373,434	4,500
*,^	Mesoblast Ltd.	1,856,945	4,487
	Seven West Media Ltd.	9,134,135	4,399
*,^	Liquefied Natural Gas Ltd.	4,189,379	4,380
	GUD Holdings Ltd.	755,597	4,334
	Programmed Maintenance Services Ltd.	2,081,643	4,285
*	Pacific Brands Ltd.	8,367,561	4,268
	Village Roadshow Ltd.	793,441	4,262
*,^	Syrah Resources Ltd.	1,918,595	4,255
^	Monadelphous Group Ltd.	841,436	4,154
	iSentia Group Ltd.	1,401,127	4,128
^	OzForex Group Ltd.	2,019,166	4,062
	Tassal Group Ltd.	1,322,372	3,967
*,^	Whitehaven Coal Ltd.	5,503,082	3,957
	Mineral Resources Ltd.	1,274,144	3,891
	Southern Cross Media Group Ltd.	5,470,714	3,826
*	Australian Agricultural Co. Ltd.	3,471,364	3,739
*	Transfield Services Ltd.	4,999,968	3,540
	Growthpoint Properties Australia Ltd.	1,607,028	3,531
	Technology One Ltd.	1,274,219	3,500
^	Greencross Ltd.	787,227	3,476
	Western Areas Ltd.	1,997,936	3,369
^	Seven Group Holdings Ltd.	936,136	3,345
*,^	Virgin Australia Holdings Ltd.	9,719,265	3,327
	National Storage REIT	2,914,007	3,274
^	TFS Corp. Ltd.	2,541,993	3,171
	Altium Ltd.	995,621	3,161
*	Saracen Mineral Holdings Ltd.	7,523,582	3,088
	Ainsworth Game Technology Ltd.	1,336,793	3,032
	New Hope Corp. Ltd.	2,167,851	2,951
^	Cardno Ltd.	1,361,776	2,941
	Folkestone Education Trust	1,825,918	2,891
	Webjet Ltd.	797,458	2,849

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Highfield Resources Ltd.	2,600,765	2,849
^	UGL Ltd.	1,731,143	2,793
*	APN News & Media Ltd.	7,586,176	2,755
*,^	iProperty Group Ltd.	1,099,350	2,753
*	NEXTDC Ltd.	1,487,718	2,738
*	Billabong International Ltd.	5,059,914	2,647
	GDI Property Group	3,930,652	2,523
	Ingenia Communities Group	7,705,914	2,501
^	Reject Shop Ltd.	300,339	2,464
	Virtus Health Ltd.	534,671	2,389
	Tox Free Solutions Ltd.	1,145,433	2,353
	Hotel Property Investments	1,281,883	2,350
	UXC Ltd.	2,729,726	2,336
*,^	Karoon Gas Australia Ltd.	1,814,492	2,268
	SMS Management & Technology Ltd.	639,392	2,235
*,^	Paladin Energy Ltd.	12,432,397	2,174
	Thorn Group Ltd.	1,420,634	2,149
	Cabcharge Australia Ltd.	1,068,001	2,133
	Credit Corp. Group Ltd.	335,487	2,099
*,^	Ten Network Holdings Ltd.	16,799,294	1,965
*,^	Arrium Ltd.	26,938,843	1,897
*	Drillsearch Energy Ltd.	3,386,101	1,872
	RCR Tomlinson Ltd.	1,145,341	1,871
*	AWE Ltd.	4,157,712	1,861
	Astro Japan Property Group	471,596	1,766
	Cedar Woods Properties Ltd.	531,998	1,588
	STW Communications Group Ltd.	2,791,417	1,483
*,^	Perseus Mining Ltd.	5,222,438	1,380
*,^	Senex Energy Ltd.	9,662,159	1,261
	ERM Power Ltd.	1,059,322	1,239
	Capitol Health Ltd.	4,336,820	1,195
*,^	Starpharma Holdings Ltd.	2,399,794	1,175
*,^	CuDeco Ltd.	1,465,862	1,155
	MMA Offshore Ltd.	3,847,515	1,153
*	Sundance Energy Australia Ltd.	5,331,510	1,126
*	Infigen Energy	4,170,047	1,115
*,^	Lynas Corp. Ltd.	26,871,995	1,106
	Acrux Ltd.	1,854,394	965
	Beadell Resources Ltd.	8,425,657	956
*	Newcrest Mining Ltd. ADR	107,626	945
*	Resolute Mining Ltd.	3,500,881	934
	Cash Converters International Ltd.	2,469,136	907
*	Bradken Ltd.	1,320,812	905
^	MACA Ltd.	1,377,923	844
*,^	Horizon Oil Ltd.	9,346,701	797
	Watpac Ltd.	1,137,549	777
	Decmil Group Ltd.	1,109,374	741
*,^	Kingsgate Consolidated Ltd.	1,527,556	714
*	Troy Resources Ltd.	3,129,534	713
*,^	Mount Gibson Iron Ltd.	4,262,608	653
^	Dick Smith Holdings Ltd.	1,313,373	651
*	Medusa Mining Ltd.	1,486,349	597
	Sims Metal Management Ltd. ADR	66,577	466
	Hills Ltd.	1,356,559	419
	Ausdrill Ltd.	1,642,190	400
*,^	Buru Energy Ltd.	1,823,692	394
	Panoramic Resources Ltd.	1,754,609	373
*	Tap Oil Ltd.	1,524,457	267
	Mincor Resources NL	1,066,764	197
*	Ten Network Holdings Ltd.	1,664,731	196
*	Energy World Corp. Ltd.	805,665	143
*,^	S2 Resources Ltd.	1,172,702	138
*,^	Atlas Iron Ltd.	6,556,768	130
*	BGP Holdings PLC	17,449,685	—

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* SGH Energy Pty Ltd.	5,925,255	—
* Kagara Ltd.	2,282,838	—
* Jacana Minerals Ltd.	215,615	—
		8,624,630
Austria (0.2%)
* Erste Group Bank AG	2,696,788	78,968
voestalpine AG	1,067,106	38,581
OMV AG	1,352,141	35,992
ANDRITZ AG	684,392	34,456
* IMMOFINANZ AG	8,571,120	21,951
Wienerberger AG	1,103,077	20,327
* Raiffeisen Bank International AG	1,087,219	17,148
CA Immobilien Anlagen AG	673,887	13,209
BUWOG AG	554,425	11,795
Vienna Insurance Group AG Wiener Versicherung Gruppe	366,590	11,730
Oesterreichische Post AG	313,145	11,382
UNIQA Insurance Group AG	1,051,269	9,763
^ Verbund AG	629,164	8,905
Mayr Melnhof Karton AG	73,458	8,679
* Conwert Immobilien Invest SE	555,743	7,962
Schoeller-Bleckmann Oilfield Equipment AG	98,989	5,943
Zumtobel Group AG	253,833	5,771
RHI AG	247,677	5,595
Lenzing AG	72,373	5,530
Flughafen Wien AG	55,345	5,216
Telekom Austria AG	719,974	4,339
S IMMO AG	486,579	4,320
Strabag SE	144,065	3,308
^ Semperit AG Holding	95,312	3,298
EVN AG	272,503	3,011
Palfinger AG	95,762	2,692
Kapsch TrafficCom AG	42,802	1,548
		381,419
Belgium (1.0%)
Anheuser-Busch InBev SA/NV	7,478,363	891,902
KBC Groep NV	2,581,296	156,876
UCB SA	1,143,779	98,800
Delhaize Group	964,060	89,336
Ageas	1,940,573	85,605
Solvay SA Class A	528,106	59,602
Groupe Bruxelles Lambert SA	729,982	59,242
Proximus SADP	1,315,084	45,503
Umicore SA	1,017,979	43,186
Ackermans & van Haaren NV	233,744	35,562
^ Colruyt SA	623,671	30,823
* Telenet Group Holding NV	462,016	26,835
bpost SA	931,049	23,281
Cofinimmo SA	188,372	21,005
Ontex Group NV	621,870	19,105
Euronav NV	1,058,699	15,609
* Galapagos NV	314,947	15,196
Elia System Operator SA/NV	247,976	11,992
Warehouses De Pauw CVA	132,122	10,813
Befimmo SA	157,673	10,554
Melexis NV	195,414	9,501
Bekaert SA	319,773	9,483
D'ieteren SA/NV	257,027	8,699
Gimv NV	176,297	8,277
Cie d'Entreprises CFE	65,591	8,129
Fagron	289,055	7,088
* Tessenderlo Chemie NV (Voting Shares)	214,924	6,928
* Mobistar SA	269,903	6,616
* AGFA-Gevaert NV	1,535,466	6,549
Ion Beam Applications	180,152	6,416

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	KBC Ancora	145,234	5,759
^	Kinepolis Group NV	119,081	4,944
	Barco NV	73,517	4,829
	Econocom Group SA/NV	537,311	4,794
*,^	Nyrstar (Voting Shares)	3,077,837	4,696
*	BHF Kleinwort Benson Group	766,123	4,381
	Van de Velde NV	59,600	3,883
*,^	Cie Maritime Belge SA	152,832	2,702
	Wereldhave Belgium NV	20,682	2,455
	EVS Broadcast Equipment SA	81,839	2,384
			1,869,340
Brazil (1.2%)
	Ambev SA	36,212,616	179,253
	Itau Unibanco Holding SA Preference Shares	20,207,187	138,695
	BRF SA	6,972,903	108,665
	Banco Bradesco SA Preference Shares	18,704,061	101,849
	Cielo SA	8,111,402	77,001
*	Petroleo Brasileiro SA	29,136,557	70,867
*	Petroleo Brasileiro SA Preference Shares	31,754,164	63,483
	Ultrapar Participacoes SA	3,610,976	62,734
	Itausa - Investimentos Itau SA Preference Shares	32,823,757	61,280
	Vale SA Preference Shares	14,040,801	51,080
	Itau Unibanco Holding SA ADR	6,991,675	47,893
	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	16,115,029	47,636
	Vale SA	9,727,000	43,029
	BB Seguridade Participacoes SA	5,653,382	38,993
	Ambev SA ADR	7,702,516	37,511
	Embraer SA	4,985,905	36,561
	Kroton Educacional SA	14,244,116	36,418
	Banco Bradesco SA	5,650,575	34,344
	Banco do Brasil SA	8,054,222	33,353
	Telefonica Brasil SA Preference Shares	3,007,738	31,157
	Klabin SA	5,174,939	29,427
	Lojas Renner SA	5,973,200	28,654
	Banco Bradesco SA ADR	5,005,284	27,229
	CCR SA	8,095,477	25,442
	JBS SA	6,711,224	24,798
	Raia Drogasil SA	2,320,093	24,058
	Lojas Americanas SA Preference Shares	4,858,020	21,049
	WEG SA	5,140,355	19,194
	Fibria Celulose SA	1,399,155	19,098
	BRF SA ADR	1,201,248	18,415
	CETIP SA - Mercados Organizados	2,079,068	18,383
	BTG Pactual Group	2,406,736	17,911
	Tractebel Energia SA	1,968,620	17,289
*	Petroleo Brasileiro SA ADR Type A	4,313,844	17,212
	Equatorial Energia SA	1,887,168	16,828
*	Hypermarcas SA	3,561,947	16,163
	Vale SA Class B Pfd. ADR	4,182,203	15,056
	Tim Participacoes SA	6,764,838	14,822
*,^	Petroleo Brasileiro SA ADR	2,833,346	13,827
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	964,402	12,688
	BR Malls Participacoes SA	4,083,669	11,860
	Suzano Papel e Celulose SA Preference Shares Class A	2,736,806	11,745
	Embraer SA ADR	399,883	11,745
	TOTVS SA	1,320,381	11,699
^	Vale SA Class B ADR	2,676,187	11,668
	Sul America SA	2,250,543	11,047
	Estacio Participacoes SA	2,479,322	9,939
	Cia Energetica de Minas Gerais Preference Shares	5,250,281	9,748
	Natura Cosmeticos SA	1,633,981	9,702
*	CPFL Energia SA	2,384,924	9,579
	Cia de Saneamento Basico do Estado de Sao Paulo	2,186,954	9,493
	Fibria Celulose SA ADR	692,602	9,364

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Localiza Rent a Car SA	1,333,457	8,990
Gerdau SA Preference Shares	6,149,111	8,658
Qualicorp SA	2,018,771	8,480
Itau Unibanco Holding SA	1,243,072	7,994
Multiplan Empreendimentos Imobiliarios SA	732,087	7,986
Porto Seguro SA	933,501	7,826
M Dias Branco SA	419,646	7,606
Cia Energetica de Sao Paulo Preference Shares	1,671,514	7,021
Telefonica Brasil SA ADR	643,491	6,667
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	586,753	6,662
Cosan SA Industria e Comercio	1,010,194	6,473
Odontoprev SA	2,514,246	6,441
EDP - Energias do Brasil SA	2,171,902	6,353
Braskem SA Preference Shares	1,115,146	6,298
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,533,739	5,887
BR Properties SA	1,870,249	5,722
Cia Brasileira de Distribuicao ADR	402,324	5,282
Cia Hering	1,313,315	5,159
MRV Engenharia e Participacoes SA	2,672,812	5,142
Sao Martinho SA	414,844	4,779
Cia Siderurgica Nacional SA	4,203,848	4,731
Cia Paranaense de Energia Preference Shares	551,750	4,650
Duratex SA	2,736,545	4,541
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,024,290	4,497
Transmissora Alianca de Energia Eletrica SA	864,267	4,460
Bradespar SA Preference Shares	2,015,361	4,311
Lojas Americanas SA	1,382,825	4,195
* Marfrig Global Foods SA	2,514,556	4,153
Multiplus SA	450,204	4,009
Cia de Transmissao de Energia Eletrica Paulista Preference Shares	347,319	3,999
* B2W Cia Digital	1,028,554	3,888
Linx SA	317,722	3,872
* Rumo Logistica Operadora Multimodal SA	2,010,332	3,826
Cia Paranaense de Energia ADR	415,656	3,433
Centrais Eletricas Brasileiras SA Preference Shares	1,396,668	3,415
* Somos Educacao SA	982,880	3,377
Grendene SA	718,623	3,363
Cia Energetica de Minas Gerais ADR	1,705,414	3,326
* Minerva SA	994,400	3,290
Smiles SA	420,800	3,284
Iguatemi Empresa de Shopping Centers SA	587,751	3,249
Fleury SA	763,231	3,244
AES Tiete SA Preference Shares	903,360	3,237
Tupy SA	549,269	3,005
EcoRodovias Infraestrutura e Logistica SA	1,924,962	2,970
Iochpe Maxion SA	692,680	2,874
Usinas Siderurgicas de Minas Gerais SA Preference Shares	3,948,202	2,846
Alpargatas SA Preference Shares	1,299,211	2,779
Alupar Investimento SA	657,800	2,703
^ Cia Siderurgica Nacional SA ADR	2,123,549	2,612
Gerdau SA ADR	1,846,158	2,566
Marcopolo SA Preference Shares	4,825,404	2,440
* Centrais Eletricas Brasileiras SA	1,853,800	2,413
Banco do Estado do Rio Grande do Sul SA Preference Shares	1,528,096	2,373
Tim Participacoes SA ADR	207,108	2,301
Usinas Siderurgicas de Minas Gerais SA	1,054,000	2,162
Light SA	643,159	2,140
Cia de Saneamento de Minas Gerais-COPASA	624,065	2,104
Mahle-Metal Leve SA	337,839	2,051
AES Tiete SA	574,602	2,013
* Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	782,513	2,011
Arezzo Industria e Comercio SA	358,446	1,952
Aliansce Shopping Centers SA	719,294	1,949
SLC Agricola SA	422,654	1,887

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
JSL SA	760,868	1,851
Braskem SA ADR	165,600	1,846
* Oi SA Preference Shares	3,236,185	1,779
Even Construtora e Incorporadora SA	1,691,433	1,754
Ez Tec Empreendimentos e Participacoes SA	510,956	1,683
Metalurgica Gerdau SA Preference Shares Class A	2,469,441	1,665
Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	150,635	1,578
GAEC Educacao SA	450,484	1,554
* CPFL Energia SA ADR	191,751	1,536
Centrais Eletricas Brasileiras SA ADR Prf Class B	640,858	1,532
Santos Brasil Participacoes SA	385,549	1,429
CVC Brasil Operadora e Agencia de Viagens SA	375,400	1,421
QGEP Participacoes SA	889,475	1,375
Cia Energetica de Minas Gerais	719,128	1,259
Via Varejo SA	1,140,300	1,257
Cia Energetica do Ceara Preference Shares	117,133	1,200
Arteris SA	479,687	1,173
* Gafisa SA ADR	888,800	1,146
* Oi SA	1,330,222	1,083
* Magnesita Refratarios SA	1,596,645	1,076
Diagnosticos da America SA	456,563	1,064
Cia Paranaense de Energia	183,700	1,047
* Gafisa SA	1,600,223	1,037
* Centrais Eletricas Brasileiras SA ADR	805,734	1,015
Randon Participacoes SA Preference Shares	1,347,556	989
* Paranapanema SA	1,280,353	926
Sonae Sierra Brasil SA	203,760	882
Guararapes Confeccoes SA	63,825	803
* Restoque Comercio e Confeccoes de Roupas SA	927,500	731
Ser Educacional SA	279,600	681
* Mills Estruturas e Servicos de Engenharia SA	582,979	677
* Gol Linhas Aereas Inteligentes SA Preference Shares	709,200	653
Marisa Lojas SA	384,670	649
Tecnisa SA	819,877	621
* International Meal Co. Alimentacao SA	464,484	560
Direcional Engenharia SA	585,241	537
JHSF Participacoes SA	1,050,785	477
Cosan Logistica SA	1,095,194	369
LPS Brasil Consultoria de Imoveis SA	534,370	291
Tegma Gestao Logistica	234,200	219
* PDG Realty SA Empreendimentos e Participacoes	362,908	192
Oi SA ADR	250,201	147
Gol Linhas Aereas Inteligentes SA ADR	128,200	114
* Oi SA ADR WI	8,713	7
Contax Participacoes SA Preference Shares	45,455	4
Itausa - Investimentos Itau SA	42	—
Klabin SA Preference Shares	3	—
		2,144,750
Canada (6.2%)
^ Royal Bank of Canada	13,499,728	771,929
^ Toronto-Dominion Bank	17,315,245	710,831
Bank of Nova Scotia	11,355,015	533,971
Canadian National Railway Co.	6,678,459	407,929
Suncor Energy Inc.	13,683,684	407,183
^ Bank of Montreal (Toronto Shares)	6,034,147	350,900
Enbridge Inc.	7,996,322	341,782
Manulife Financial Corp.	18,497,533	306,689
^ Canadian Imperial Bank of Commerce	3,754,100	287,902
Brookfield Asset Management Inc. Class A (Toronto Shares)	8,192,942	286,214
* Valeant Pharmaceuticals International Inc.	2,976,538	277,804
Canadian Natural Resources Ltd.	10,282,988	238,437
TransCanada Corp.	6,597,595	222,005
Magna International Inc.	3,700,712	195,168
Canadian Pacific Railway Ltd.	1,378,420	193,702

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Sun Life Financial Inc.	5,735,471	193,434
Alimentation Couche-Tard Inc. Class B	3,703,710	159,325
Potash Corp. of Saskatchewan Inc.	7,776,987	157,491
Thomson Reuters Corp.	3,350,138	137,531
Rogers Communications Inc. Class B	3,407,325	135,579
Agrium Inc.	1,337,971	124,475
Cenovus Energy Inc.	7,830,037	116,648
BCE Inc.	2,649,021	114,502
Loblaw Cos. Ltd.	2,165,841	114,122
* Fairfax Financial Holdings Ltd.	207,059	101,965
National Bank of Canada	3,070,570	101,703
Goldcorp Inc.	7,778,585	99,523
* CGI Group Inc. Class A	2,493,356	92,614
City National Corp.	1,000,000	89,600
Intact Financial Corp.	1,237,568	88,388
Imperial Oil Ltd.	2,474,298	82,332
^ Pembina Pipeline Corp.	3,198,771	80,410
Barrick Gold Corp. (Toronto Shares)	10,378,351	79,766
Shaw Communications Inc. Class B	3,838,067	79,691
Restaurant Brands International Inc.	1,976,693	79,334
Fortis Inc.	2,601,902	75,315
Great-West Lifeco Inc.	2,814,310	74,598
Franco-Nevada Corp.	1,457,541	73,925
Power Corp. of Canada	3,270,911	73,518
^ Dollarama Inc.	1,038,367	70,143
Metro Inc.	2,317,108	66,256
Gildan Activewear Inc.	2,273,557	65,359
^ Crescent Point Energy Corp.	4,729,460	64,453
Constellation Software Inc.	148,957	64,363
TELUS Corp.	1,889,794	63,070
^ Canadian Tire Corp. Ltd. Class A	682,578	60,041
Encana Corp.	7,873,390	59,911
^ Inter Pipeline Ltd.	3,144,589	58,919
^ RioCan REIT	2,979,463	58,104
Agnico Eagle Mines Ltd.	2,031,354	57,417
Saputo Inc.	2,376,830	56,676
^ Power Financial Corp.	2,190,247	54,187
CI Financial Corp.	2,210,964	52,755
Open Text Corp.	1,134,668	52,594
Cameco Corp.	3,681,142	52,137
^ Silver Wheaton Corp.	3,780,520	51,376
Onex Corp.	822,434	49,864
Keyera Corp.	1,566,641	48,343
^ ARC Resources Ltd.	3,175,102	46,816
^ Canadian Utilities Ltd. Class A	1,767,403	46,496
* Element Financial Corp.	3,591,427	46,445
^ SNC-Lavalin Group Inc.	1,414,713	45,343
CCL Industries Inc. Class B	302,577	42,867
H&R REIT	2,591,592	41,581
George Weston Ltd.	478,553	40,302
* Tourmaline Oil Corp.	1,810,913	37,683
Husky Energy Inc.	2,762,560	37,331
^ First Quantum Minerals Ltd.	6,483,612	34,610
^ Canadian Oil Sands Ltd.	4,530,916	34,200
Methanex Corp.	853,771	34,063
* BlackBerry Ltd.	4,659,701	33,961
^ AltaGas Ltd.	1,254,632	32,392
^ Vermilion Energy Inc.	897,681	31,586
Industrial Alliance Insurance & Financial Services Inc.	945,942	31,035
Empire Co. Ltd.	1,449,129	30,355
WSP Global Inc.	845,241	29,424
^ PrairieSky Royalty Ltd.	1,450,238	28,537
CAE Inc.	2,478,116	27,973
Linamar Corp.	472,905	27,482

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	DH Corp.	987,643	26,662
^	Peyto Exploration & Development Corp.	1,274,111	26,308
	Progressive Waste Solutions Ltd.	1,085,361	26,096
	Finning International Inc.	1,624,066	25,958
	IGM Financial Inc.	897,017	25,931
	Teck Resources Ltd. Class B	4,389,949	25,717
^	Smart REIT	1,029,798	24,461
^	Whitecap Resources Inc.	2,693,476	23,915
^	Veresen Inc.	2,714,528	23,624
	Eldorado Gold Corp.	6,716,905	23,475
	Canadian Apartment Properties REIT	1,105,710	22,764
^	Cineplex Inc.	584,715	22,533
^	Canadian REIT	671,466	21,870
*,^	Amaya Inc.	976,936	21,831
*	Kinross Gold Corp.	10,810,937	21,744
^	Ritchie Bros Auctioneers Inc.	832,043	21,596
	Atco Ltd.	709,376	20,262
	Stantec Inc.	807,077	20,257
*	Turquoise Hill Resources Ltd.	7,454,916	20,182
	West Fraser Timber Co. Ltd.	569,619	20,156
	MacDonald Dettwiler & Associates Ltd.	336,531	20,059
^	Allied Properties REIT	728,843	19,999
^	Bombardier Inc. Class B	18,234,516	19,802
*	Lundin Mining Corp.	5,854,115	19,744
	Yamana Gold Inc.	8,826,754	19,306
	Hudson's Bay Co.	1,093,388	19,006
^	Cominar REIT	1,580,468	18,589
	Quebecor Inc. Class B	784,927	18,483
	TransForce Inc.	943,565	18,459
*	Detour Gold Corp.	1,567,306	17,428
	Tahoe Resources Inc.	2,073,946	17,320
	Toromont Industries Ltd.	632,889	16,471
*	Colliers International Group Inc.	330,614	16,392
^	Dream Office REIT	1,020,528	16,382
^	Home Capital Group Inc. Class B	655,028	15,955
	Gibson Energy Inc.	1,175,940	15,675
*	Seven Generations Energy Ltd. Class A	1,468,216	15,641
^	Chartwell Retirement Residences	1,591,759	15,399
^	Boardwalk REIT	373,255	15,334
^	Canadian Western Bank	755,816	14,526
	Stella-Jones Inc.	392,583	14,447
	Aimia Inc.	1,543,989	14,287
	Concordia Healthcare Corp.	462,627	14,152
	Capital Power Corp.	960,109	13,797
	Algonquin Power & Utilities Corp.	1,757,543	13,562
^	Northland Power Inc.	1,008,061	13,029
^	Artis REIT	1,270,627	13,011
*	Celestica Inc.	1,159,953	13,005
^	Granite REIT	440,144	12,828
^	Parkland Fuel Corp.	736,186	12,808
	First Capital Realty Inc.	846,664	12,542
	ShawCor Ltd.	580,337	12,316
^	TMX Group Ltd.	348,421	12,292
^	TransAlta Corp.	2,618,098	12,214
*	New Gold Inc.	4,787,452	11,862
	Maple Leaf Foods Inc.	743,546	11,822
*	MEG Energy Corp.	1,415,705	11,779
	HudBay Minerals Inc.	2,185,142	11,347
*	Raging River Exploration Inc.	1,765,114	11,204
	FirstService Corp.	311,014	10,941
	Laurentian Bank of Canada	268,175	10,864
^	Precision Drilling Corp.	2,729,435	10,854
^	Emera Inc.	331,038	10,846
	OceanaGold Corp.	5,619,478	10,744

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Jean Coutu Group PJC Inc. Class A	704,479	10,737
	RONA Inc.	1,021,639	10,665
*	Canfor Corp.	749,930	10,610
	Cott Corp.	1,014,284	10,588
	Pan American Silver Corp.	1,361,964	10,332
*	Parex Resources Inc.	1,344,653	10,098
^	Mullen Group Ltd.	726,394	9,699
^	Superior Plus Corp.	1,185,356	9,682
	North West Co. Inc.	431,090	9,561
	Westshore Terminals Investment Corp.	561,116	9,359
	Osisko Gold Royalties Ltd.	891,360	9,257
	Alamos Gold Inc.	2,401,639	9,238
	Transcontinental Inc. Class A	599,368	9,236
*	B2Gold Corp.	8,504,231	9,170
^	Just Energy Group Inc.	1,245,677	9,155
	Pason Systems Inc.	620,537	9,131
^	Enerplus Corp.	1,933,562	9,124
	Russel Metals Inc.	579,381	9,039
*	Advantage Oil & Gas Ltd.	1,615,818	8,984
^	Genworth MI Canada Inc.	362,646	8,966
	Manitoba Telecom Services Inc.	396,179	8,705
	Centerra Gold Inc.	1,532,568	8,626
	Dominion Diamond Corp.	802,453	8,487
*,^	NovaGold Resources Inc.	2,249,075	8,118
^	Secure Energy Services Inc.	1,209,927	8,041
^	Baytex Energy Corp.	1,959,303	7,971
*	ATS Automation Tooling Systems Inc.	736,070	7,751
^	Innergex Renewable Energy Inc.	956,916	7,743
^	Corus Entertainment Inc. Class B	793,016	7,563
^	Canadian Energy Services & Technology Corp.	1,741,052	7,523
	Ensign Energy Services Inc.	1,192,644	7,497
*,^	Sierra Wireless Inc.	298,595	7,447
^	TORC Oil & Gas Ltd.	1,458,791	7,397
^	Norbord Inc.	389,177	7,354
	Enerflex Ltd.	746,633	7,206
*,^	Torex Gold Resources Inc.	7,370,355	6,989
	Brookfield Asset Management Inc. Class A (New York Shares)	187,500	6,557
*,^	IAMGOLD Corp.	3,583,667	6,468
*	Great Canadian Gaming Corp.	464,833	6,417
	Aecon Group Inc.	536,431	6,199
*	SEMAFO Inc.	2,693,394	6,118
	Dorel Industries Inc. Class B	232,511	5,912
*,^	Pacific Exploration and Production Corp.	2,951,627	5,756
	Martinrea International Inc.	667,402	5,660
*,^	Pretium Resources Inc.	940,851	5,634
	Nevsun Resources Ltd.	1,801,343	5,386
^	Penn West Petroleum Ltd.	4,523,840	5,259
^	Extendicare Inc.	798,222	5,244
*,^	Silver Standard Resources Inc.	754,202	5,197
*,^	Paramount Resources Ltd. Class A	511,323	5,173
	Cogeco Cable Inc.	99,338	5,130
^	Pengrowth Energy Corp.	4,957,552	4,853
*	NuVista Energy Ltd.	1,371,268	4,845
*,^	First Majestic Silver Corp.	1,449,207	4,788
*	Kelt Exploration Ltd.	1,280,429	4,710
^	Surge Energy Inc.	2,069,909	4,654
^	Bonterra Energy Corp.	276,127	4,585
*	Crew Energy Inc.	1,320,753	4,495
^	Northern Property REIT	308,212	4,358
*	Birchcliff Energy Ltd.	986,860	4,302
	Barrick Gold Corp. (New York Shares)	542,335	4,171
^	AutoCanada Inc.	169,844	4,115
*	Alacer Gold Corp.	2,102,723	4,085
^	Bonavista Energy Corp.	1,816,617	4,057

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Cascades Inc.	569,003	4,056
*	Bankers Petroleum Ltd.	2,401,963	4,041
*,^	Athabasca Oil Corp.	3,318,787	3,959
	Morguard REIT	336,778	3,722
*,^	Avigilon Corp.	328,011	3,680
^	InnVest REIT	883,953	3,542
	Trinidad Drilling Ltd.	2,004,936	3,481
*	Primero Mining Corp.	1,501,647	3,457
	Canaccord Genuity Group Inc.	886,930	3,439
*	Gran Tierra Energy Inc. (American Shares)	1,352,643	3,246
^	AGF Management Ltd. Class B	754,973	3,135
*,^	DREAM Unlimited Corp. Class A	504,080	2,841
*,^	China Gold International Resources Corp. Ltd.	2,120,825	2,838
*	Gran Tierra Energy Inc. (Toronto Shares)	1,149,808	2,779
^	Sprott Inc.	1,386,446	2,736
*,^	Bellatrix Exploration Ltd.	1,557,912	2,562
^	First National Financial Corp.	150,614	2,561
^	Dundee Corp. Class A	418,966	2,409
*,^	Imperial Metals Corp.	393,317	2,382
	Major Drilling Group International Inc.	700,993	2,225
^	Black Diamond Group Ltd.	315,228	2,027
^	Trilogy Energy Corp.	564,934	1,901
*,^	Denison Mines Corp.	4,002,010	1,622
^	Sherritt International Corp.	2,498,769	1,567
^	Calfrac Well Services Ltd.	611,694	1,081
^	Trican Well Service Ltd.	1,253,075	834
	Canexus Corp.	521,847	539
*	AuRico Metals Inc.	150,602	91
*,^	Great Basin Gold Ltd.	2,279,068	5
*	Poseidon Concepts Corp.	320,721	2
			11,570,487
Chile (0.2%)
	Enersis SA	156,229,587	41,213
	Empresas COPEC SA	3,558,413	33,336
	Empresa Nacional de Electricidad SA	25,582,328	32,050
	SACI Falabella	4,487,826	30,090
	Empresas CMPC SA	10,465,185	25,832
	Banco de Chile	228,865,202	24,219
	Cencosud SA	10,933,914	24,005
	Banco Santander Chile	494,611,365	23,481
	Colbun SA	66,128,398	17,540
	Banco de Credito e Inversiones	409,682	16,706
	Cia Cervecerias Unidas SA	1,369,659	16,430
*	Latam Airlines Group SA (Santiago Shares)	2,893,815	15,456
	Aguas Andinas SA Class A	27,443,326	14,432
	Corpbanca SA	1,487,348,122	13,545
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	661,109	12,724
	AES Gener SA	23,462,533	11,281
	Empresa Nacional de Telecomunicaciones SA	996,524	9,218
	Vina Concha y Toro SA	5,318,984	9,047
	Parque Arauco SA	4,910,832	8,205
	Embotelladora Andina SA Preference Shares	2,204,636	8,085
	Empresa Nacional de Electricidad SA ADR	198,443	7,497
	E.CL SA	5,017,120	7,250
	Enersis SA ADR	540,699	7,164
	SONDA SA	4,380,129	7,039
	Inversiones Aguas Metropolitanas SA	4,005,811	5,703
	Banco Santander Chile ADR	229,722	4,362
	Administradora de Fondos de Pensiones Habitat SA	3,273,044	3,881
	Inversiones La Construccion SA	329,032	3,738
	Sociedad Quimica y Minera de Chile SA ADR	192,785	3,736
	Ripley Corp. SA	8,199,073	2,715
*	Cia Sud Americana de Vapores SA	109,423,611	2,671
	Forus SA	800,687	2,316

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	CAP SA	689,561	1,823
*	Latam Airlines Group SA	217,064	1,094
*,^	Latam Airlines Group SA ADR	73,423	405
			448,289
China (4.7%)
	Tencent Holdings Ltd.	50,092,275	940,090
	China Construction Bank Corp.	856,557,340	617,600
	China Mobile Ltd.	49,915,740	593,804
	Industrial & Commercial Bank of China Ltd.	675,649,760	428,739
	Bank of China Ltd.	705,631,306	332,360
	Ping An Insurance Group Co. of China Ltd.	46,795,400	261,752
	China Life Insurance Co. Ltd. Class H	69,817,000	250,369
	China Petroleum & Chemical Corp.	239,506,400	172,737
	CNOOC Ltd.	150,785,000	171,499
	PetroChina Co. Ltd.	197,884,000	155,773
	China Overseas Land & Investment Ltd.	36,039,680	116,078
	China Merchants Bank Co. Ltd.	43,070,122	112,335
	CITIC Ltd.	60,133,000	111,850
	Agricultural Bank of China Ltd.	241,679,736	98,612
	China Pacific Insurance Group Co. Ltd.	24,176,838	96,351
	China Telecom Corp. Ltd.	151,641,000	79,273
	Hengan International Group Co. Ltd.	6,847,000	73,809
	PICC Property & Casualty Co. Ltd.	30,656,484	69,455
	China Unicom Hong Kong Ltd.	53,969,694	66,139
	China Resources Land Ltd.	25,416,867	65,817
	China Minsheng Banking Corp. Ltd.	61,075,918	61,166
	China Communications Construction Co. Ltd.	41,647,080	57,037
	Lenovo Group Ltd.	60,672,000	56,278
	Bank of Communications Co. Ltd.	75,707,150	55,725
	Haitong Securities Co. Ltd.	32,005,482	55,559
	China Shenhua Energy Co. Ltd.	31,902,000	53,895
*,^	CRRC Corp. Ltd.	37,916,000	48,179
	Belle International Holdings Ltd.	49,238,000	47,775
*	China CITIC Bank Corp. Ltd.	71,239,446	45,988
	CITIC Securities Co. Ltd.	21,361,000	45,933
*	China Taiping Insurance Holdings Co. Ltd.	13,825,626	43,317
2	Dalian Wanda Commercial Properties Co. Ltd.	6,402,873	42,648
	Sinopharm Group Co. Ltd.	9,880,000	40,693
	China Resources Power Holdings Co. Ltd.	17,771,600	40,124
*,^	Byd Co. Ltd.	6,445,758	39,928
	China Everbright International Ltd.	24,858,000	39,850
	Fosun International Ltd.	21,779,524	39,551
	ENN Energy Holdings Ltd.	6,872,000	39,380
	Dongfeng Motor Group Co. Ltd.	27,406,000	39,309
2	CGN Power Co. Ltd.	93,186,000	38,368
^	Evergrande Real Estate Group Ltd.	50,124,883	38,298
	China Merchants Holdings International Co. Ltd.	11,092,000	36,717
	Guangdong Investment Ltd.	26,086,000	36,670
	CSPC Pharmaceutical Group Ltd.	39,391,579	36,625
	Brilliance China Automotive Holdings Ltd.	25,880,000	35,729
	Great Wall Motor Co. Ltd.	29,113,000	35,293
	Huaneng Power International Inc.	31,684,000	34,315
	Anhui Conch Cement Co. Ltd.	11,267,500	34,299
	China Railway Group Ltd.	36,082,000	34,014
	New China Life Insurance Co. Ltd.	7,557,067	33,133
	China Cinda Asset Management Co. Ltd.	85,176,000	33,040
	Sino Biopharmaceutical Ltd.	26,684,000	33,006
	People's Insurance Co. Group of China Ltd.	59,990,000	31,987
*,^	Alibaba Pictures Group Ltd.	117,810,000	31,348
	Beijing Enterprises Holdings Ltd.	4,952,000	31,238
	Zhuzhou CSR Times Electric Co. Ltd.	4,769,500	30,903
	China Galaxy Securities Co. Ltd.	34,953,500	30,190
	Beijing Enterprises Water Group Ltd.	37,806,000	29,998
	China Longyuan Power Group Corp. Ltd.	31,529,000	28,839

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	China Vanke Co. Ltd.	12,345,974	28,808
^	China Conch Venture Holdings Ltd.	11,741,887	26,720
	China Railway Construction Corp. Ltd.	17,720,800	26,423
	Country Garden Holdings Co. Ltd.	67,996,962	25,840
	Shenzhou International Group Holdings Ltd.	5,230,000	25,698
*,2	Huatai Securities Co. Ltd.	10,689,099	24,112
	China Gas Holdings Ltd.	15,090,000	23,941
*,^	Hanergy Thin Film Power Group Ltd.	84,704,000	23,717
	Geely Automobile Holdings Ltd.	44,120,000	23,507
	ANTA Sports Products Ltd.	8,419,000	23,484
	China State Construction International Holdings Ltd.	15,113,442	22,939
	Haier Electronics Group Co. Ltd.	11,429,000	22,057
	Kunlun Energy Co. Ltd.	26,346,300	21,567
	China Resources Beer Holdings Company Ltd.	11,356,000	21,422
^	China Huishan Dairy Holdings Co. Ltd.	55,031,368	20,914
	Shimao Property Holdings Ltd.	11,794,000	20,670
*,^	GCL-Poly Energy Holdings Ltd.	99,277,000	20,451
	Far East Horizon Ltd.	24,565,598	20,402
	Sino-Ocean Land Holdings Ltd.	34,984,000	20,288
	GOME Electrical Appliances Holding Ltd.	108,842,612	19,893
2	Shengjing Bank Co. Ltd.	14,527,888	19,380
	COSCO Pacific Ltd.	14,904,000	19,281
	China Everbright Ltd.	7,984,000	18,722
	China Oilfield Services Ltd.	16,808,000	18,647
	Guangzhou Automobile Group Co. Ltd.	20,679,883	18,116
	Longfor Properties Co. Ltd.	13,551,500	18,098
^	Kingsoft Corp. Ltd.	7,775,000	17,538
	AviChina Industry & Technology Co. Ltd.	21,297,000	17,284
	China Resources Gas Group Ltd.	6,241,000	17,089
	Zhejiang Expressway Co. Ltd.	13,928,000	17,089
	China National Building Material Co. Ltd.	27,286,000	16,954
	Tsingtao Brewery Co. Ltd.	3,554,000	16,950
	ZTE Corp.	7,070,577	16,902
^	Shanghai Electric Group Co. Ltd.	26,548,000	16,476
*	Alibaba Health Information Technology Ltd.	20,748,000	16,450
	Air China Ltd.	17,170,000	16,436
	Chongqing Rural Commercial Bank Co. Ltd.	26,127,000	16,358
	Jiangxi Copper Co. Ltd.	12,343,000	16,225
	China Power International Development Ltd.	25,465,000	15,996
	China Medical System Holdings Ltd.	11,688,500	15,971
	Jiangsu Expressway Co. Ltd.	11,506,000	15,543
	Shenzhen International Holdings Ltd.	10,166,750	15,408
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	4,768,425	15,389
	Shanghai Pharmaceuticals Holding Co. Ltd.	6,594,347	15,166
	China Everbright Bank Co. Ltd.	30,997,231	15,074
	Beijing Capital International Airport Co. Ltd.	14,002,000	14,997
	Chongqing Changan Automobile Co. Ltd. Class B	7,979,905	14,680
*,^	China COSCO Holdings Co. Ltd.	22,815,000	14,542
	Zijin Mining Group Co. Ltd.	53,411,000	14,289
^	Sunny Optical Technology Group Co. Ltd.	6,057,000	14,098
	TravelSky Technology Ltd.	9,547,000	14,048
	China Southern Airlines Co. Ltd.	16,386,000	13,856
*	Sinopec Shanghai Petrochemical Co. Ltd.	32,751,000	13,674
*,^	China Shipping Container Lines Co. Ltd.	32,575,000	13,071
	Skyworth Digital Holdings Ltd.	17,547,000	12,917
*	China Traditional Chinese Medicine Co. Ltd.	16,784,000	12,648
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	3,717,500	12,053
*	Aluminum Corp. of China Ltd.	37,291,426	12,049
*	Luye Pharma Group Ltd.	12,131,000	11,878
	Huaneng Renewables Corp. Ltd.	38,154,000	11,874
*,^	CAR Inc.	6,597,753	11,495
	Shandong Weigao Group Medical Polymer Co. Ltd.	16,624,000	11,465
	Shenzhen Investment Ltd.	28,203,823	11,385
	Shanghai Industrial Holdings Ltd.	4,328,000	11,378

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Huadian Power International Corp. Ltd.	15,298,000	11,177
2	BAIC Motor Corp. Ltd.	12,662,100	11,136
^	Intime Retail Group Co. Ltd.	9,862,000	10,855
^	Tech Pro Technology Development Ltd.	44,389,600	10,500
	Sunac China Holdings Ltd.	17,105,000	10,445
^	China Coal Energy Co. Ltd.	24,285,000	10,422
	Yuexiu Property Co. Ltd.	59,759,536	10,272
	China International Marine Containers Group Co. Ltd.	5,551,753	9,871
	Nine Dragons Paper Holdings Ltd.	14,993,669	9,855
	Datang International Power Generation Co. Ltd.	26,710,000	9,831
	Weichai Power Co. Ltd.	9,051,120	9,583
	China Communications Services Corp. Ltd.	23,883,600	9,557
	Tong Ren Tang Technologies Co. Ltd.	6,046,000	9,429
	Haitian International Holdings Ltd.	5,387,000	9,416
	Sinotrans Ltd.	17,340,000	9,378
*	China Eastern Airlines Corp. Ltd.	14,608,000	9,363
*,^	China Shanshui Cement Group Ltd.	11,479,000	9,316
	Metallurgical Corp. of China Ltd.	25,179,063	9,291
	Kingboard Chemical Holdings Ltd.	6,496,900	9,174
	Guangzhou R&F Properties Co. Ltd.	9,096,800	8,994
	Sinopec Engineering Group Co. Ltd.	10,410,500	8,956
^	Yanzhou Coal Mining Co. Ltd.	18,242,866	8,780
	China Jinmao Holdings Group Ltd.	31,854,000	8,730
*	China High Speed Transmission Equipment Group Co. Ltd.	9,657,000	8,650
	Lao Feng Xiang Co. Ltd. Class B	1,969,737	8,437
*	Shunfeng International Clean Energy Ltd.	26,202,000	8,356
*,2	Legend Holdings Corp.	2,158,800	8,344
*	Fullshare Holdings Ltd.	43,442,500	8,303
	Inner Mongolia Yitai Coal Co. Ltd. Class B	9,883,894	8,269
	KWG Property Holding Ltd.	11,459,000	8,249
	Jiangsu Future Land Co. Ltd. Class B	3,691,800	8,156
	Lee & Man Paper Manufacturing Ltd.	13,087,000	8,139
*	China Reinsurance Group Corp.	22,775,939	7,964
	PAX Global Technology Ltd.	5,981,000	7,791
	BBMG Corp.	11,093,500	7,757
^	China Shipping Development Co. Ltd.	10,948,000	7,755
	Digital China Holdings Ltd.	7,596,000	7,726
^	Xinjiang Goldwind Science & Technology Co. Ltd.	4,096,400	7,682
	SOHO China Ltd.	14,848,000	7,593
*,^	Renhe Commercial Holdings Co. Ltd.	145,363,452	7,547
^	CT Environmental Group Ltd.	21,296,000	7,536
	Huadian Fuxin Energy Corp. Ltd.	24,354,014	7,467
*	China Agri-Industries Holdings Ltd.	20,232,400	7,431
^	Agile Property Holdings Ltd.	13,655,500	7,416
	China Merchants Property Development Co. Ltd. Class B	1,971,224	7,376
^	Kingdee International Software Group Co. Ltd.	17,735,600	7,261
	China Resources Cement Holdings Ltd.	18,003,845	7,235
	Guangshen Railway Co. Ltd.	13,806,000	7,160
^	China Lesso Group Holdings Ltd.	8,826,000	7,147
^	China Molybdenum Co. Ltd.	12,708,000	7,041
*,2	Fuyao Glass Industry Group Co. Ltd.	3,263,199	6,931
^	Beijing Jingneng Clean Energy Co. Ltd.	19,784,000	6,850
	China Dongxiang Group Co. Ltd.	26,367,000	6,681
*,^	Li Ning Co. Ltd.	12,638,727	6,567
2	Cosmo Lady China Holdings Co. Ltd.	6,392,871	6,351
	Huishang Bank Corp. Ltd.	14,578,665	6,283
*	Greentown China Holdings Ltd.	7,145,500	6,237
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	1,955,747	6,205
^	Hua Han Bio-Pharmaceutical Holdings Ltd.	42,250,792	6,096
*,^	Chinasoft International Ltd.	14,142,000	6,087
^	Golden Eagle Retail Group Ltd.	4,698,000	6,042
*,^	Sinopec Oilfield Service Corp.	18,986,000	5,981
*,2	China Railway Signal & Communication Corp. Ltd.	7,554,600	5,975
^	NetDragon Websoft Inc.	2,139,508	5,890

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
^	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	2,046,000	5,747
^	CIFI Holdings Group Co. Ltd.	26,484,000	5,637
^	China Zhongwang Holdings Ltd.	12,800,695	5,636
^	China Modern Dairy Holdings Ltd.	18,559,000	5,577
	Dazhong Transportation Group Co. Ltd. Class B	5,195,464	5,555
^	Poly Property Group Co. Ltd.	17,147,000	5,541
	Central China Securities Co. Ltd.	10,674,489	5,535
^	China South City Holdings Ltd.	23,310,000	5,533
*,^	CSSC Offshore and Marine Engineering Group Co. Ltd.	2,256,000	5,531
*,^	GF Securities Co. Ltd.	2,767,800	5,448
	CSG Holding Co. Ltd. Class B	6,840,563	5,409
	China BlueChemical Ltd.	17,814,000	5,310
^	Sinopec Kantons Holdings Ltd.	9,274,000	5,271
	Fu Shou Yuan International Group Ltd.	7,721,000	5,266
	Xinhua Winshare Publishing and Media Co. Ltd.	6,246,000	5,250
	Wasion Group Holdings Ltd.	4,698,000	5,201
^	China Hongqiao Group Ltd.	9,995,075	5,201
	Shenzhen Expressway Co. Ltd.	6,548,000	5,023
	Guangdong Electric Power Development Co. Ltd. Class B	7,636,770	4,982
*	Hopson Development Holdings Ltd.	5,812,000	4,893
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	1,929,721	4,848
	Greatview Aseptic Packaging Co. Ltd.	10,313,000	4,847
*	BYD Electronic International Co. Ltd.	7,456,500	4,832
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	12,437,822	4,722
	Hangzhou Steam Turbine Co. Ltd. Class B	2,286,336	4,717
^	Phoenix Healthcare Group Co. Ltd.	3,079,069	4,666
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	1,456,152	4,651
^	Zhaojin Mining Industry Co. Ltd.	8,213,000	4,643
^	Fufeng Group Ltd.	8,791,600	4,615
*,2	Red Star Macalline Group Corp. Ltd.	3,320,713	4,611
	Beijing Capital Land Ltd.	9,506,000	4,549
	Shanghai Baosight Software Co. Ltd. Class B	1,131,056	4,433
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	2,627,275	4,431
^	China Water Affairs Group Ltd.	8,372,000	4,421
*	Tianneng Power International Ltd.	6,102,000	4,419
	Tibet 5100 Water Resources Holdings Ltd.	13,513,000	4,356
*,2	Beijing Urban Construction Design & Development Group Co. Ltd.	7,046,000	4,339
*,^	AVIC International Holding HK Ltd.	36,116,000	4,293
	XTEP International Holdings Ltd.	8,277,000	4,283
^	Yuexiu Transport Infrastructure Ltd.	6,250,000	4,259
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	1,927,505	4,211
^	Dongfang Electric Corp. Ltd.	3,390,800	4,061
*	Coolpad Group Ltd.	23,220,000	4,039
	Anhui Expressway Co. Ltd.	4,696,000	4,021
	Angang Steel Co. Ltd.	9,680,000	4,013
*	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	7,607,367	3,990
	China Machinery Engineering Corp.	4,600,000	3,985
	Harbin Electric Co. Ltd.	6,650,000	3,956
^	Boer Power Holdings Ltd.	2,345,000	3,822
^	Universal Health International Group Holding Ltd.	9,620,000	3,799
^	China ZhengTong Auto Services Holdings Ltd.	8,511,500	3,786
	Kingboard Laminates Holdings Ltd.	9,070,000	3,783
	China Shineway Pharmaceutical Group Ltd.	2,835,000	3,670
^	Dongjiang Environmental Co. Ltd.	1,897,200	3,654
^	Shanghai Jin Jiang International Hotels Group Co. Ltd.	11,486,000	3,563
	Beijing Enterprises Clean Energy Group Ltd.	39,339,506	3,524
	Anhui Gujing Distillery Co. Ltd. Class B	1,060,127	3,503
^	Bank of Chongqing Co. Ltd.	4,680,500	3,497
*	BOE Technology Group Co. Ltd. Class B	12,042,068	3,488
	CIMC Enric Holdings Ltd.	5,238,000	3,449
*,^	Maanshan Iron & Steel Co. Ltd.	16,080,000	3,435
*,^	Wumart Stores Inc.	4,799,000	3,411
*,^	Lifetech Scientific Corp.	17,719,944	3,382
^	Livzon Pharmaceutical Group Inc.	652,374	3,367

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Weifu High-Technology Group Co. Ltd. Class B	1,316,789	3,366
	Shandong Airlines Co. Ltd. Class B	1,306,820	3,326
*,^	Hi Sun Technology China Ltd.	17,205,000	3,321
^	China Singyes Solar Technologies Holdings Ltd.	4,226,400	3,314
	Luthai Textile Co. Ltd. Class B	2,443,450	3,269
	Sinofert Holdings Ltd.	18,602,000	3,256
	Guorui Properties Ltd.	6,807,000	3,248
^	Biostime International Holdings Ltd.	1,460,000	3,239
^	Dah Chong Hong Holdings Ltd.	7,130,000	3,229
^	Concord New Energy Group Ltd.	47,550,000	3,225
*,^	CITIC Resources Holdings Ltd.	20,884,600	3,139
^	West China Cement Ltd.	18,294,000	3,133
*	China Metal Recycling Holdings Ltd.	2,568,000	3,124
*,2	Tianhe Chemicals Group Ltd.	20,635,827	3,115
*,2	Cogobuy Group	3,181,000	3,097
	C C Land Holdings Ltd.	12,058,000	3,094
	Shanghai Bailian Group Co. Ltd. Class B	1,619,654	3,082
*,^	Yestar International Holdings Co. Ltd.	7,700,000	3,079
*,2	Hua Hong Semiconductor Ltd.	2,978,000	3,007
*	China Foods Ltd.	6,602,000	3,002
	China Power New Energy Development Co. Ltd.	43,140,000	2,986
*,^	Chaowei Power Holdings Ltd.	4,626,000	2,968
*	China Datang Corp. Renewable Power Co. Ltd.	22,154,000	2,962
*	China Chengtong Development Group Ltd.	25,832,000	2,941
^	China All Access Holdings Ltd.	8,520,000	2,934
^	China Suntien Green Energy Corp. Ltd.	16,371,000	2,925
*	Sinosoft Technology Group Ltd.	5,152,000	2,908
	Shanghai Haixin Group Co. Class B	3,941,094	2,905
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	3,393,377	2,904
^	Phoenix Satellite Television Holdings Ltd.	12,162,000	2,897
	China Lilang Ltd.	3,375,000	2,873
	Logan Property Holdings Co. Ltd.	6,806,000	2,856
^	Vinda International Holdings Ltd.	1,444,528	2,834
^	First Tractor Co. Ltd.	4,140,000	2,817
	Sichuan Expressway Co. Ltd.	8,058,000	2,811
*,^	Carnival Group International Holdings Ltd.	25,061,556	2,809
^	Yashili International Holdings Ltd.	9,893,000	2,805
	Lonking Holdings Ltd.	17,514,000	2,804
^	Dalian Port PDA Co. Ltd.	7,764,000	2,800
^	SSY Group Ltd.	11,182,894	2,789
*	Glorious Property Holdings Ltd.	21,710,000	2,788
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	1,502,548	2,749
	Yuzhou Properties Co. Ltd.	11,429,000	2,735
*	China Huiyuan Juice Group Ltd.	6,004,000	2,697
^	Baoxin Auto Group Ltd.	6,505,000	2,697
	Shandong Chenming Paper Holdings Ltd. Class B	4,441,695	2,678
	Landing International Development Ltd.	88,580,500	2,660
	Peak Sport Products Co. Ltd.	8,802,000	2,640
	Zhongsheng Group Holdings Ltd.	6,381,500	2,638
^	361 Degrees International Ltd.	7,471,000	2,637
	Foshan Electrical and Lighting Co. Ltd. Class B	2,856,396	2,625
	Dongyue Group Ltd.	9,588,000	2,619
^	China Merchants Land Ltd.	12,376,000	2,615
*	China Oil & Gas Group Ltd.	37,666,000	2,605
*	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	3,611,000	2,602
^	COSCO International Holdings Ltd.	4,512,000	2,596
	Powerlong Real Estate Holdings Ltd.	13,201,000	2,570
	China National Accord Medicines Corp. Ltd. Class B	500,068	2,569
*,^	China Electronics Corp. Holdings Co. Ltd.	7,554,000	2,555
	Huangshan Tourism Development Co. Ltd. Class B	1,486,882	2,537
	Double Coin Holdings Ltd. Class B	2,517,300	2,531
*,^	China Yurun Food Group Ltd.	11,854,413	2,528
*	Kama Co. Ltd. Class B	2,507,400	2,527
*	Enerchina Holdings Ltd.	41,109,000	2,499

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Greenland Hong Kong Holdings Ltd.	5,934,000	2,498
	Sinotruk Hong Kong Ltd.	6,001,500	2,493
	China National Materials Co. Ltd.	10,367,000	2,483
^	Sinotrans Shipping Ltd.	11,744,500	2,472
	Shanghai Diesel Engine Co. Ltd. Class B	3,209,560	2,456
^	Shanghai Industrial Urban Development Group Ltd.	12,330,000	2,385
^	Wisdom Sports Group	4,577,000	2,384
	Tianjin Port Development Holdings Ltd.	14,302,000	2,381
	Jiangling Motors Corp. Ltd. Class B	741,660	2,378
*	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	2,513,000	2,374
^	Bloomage BioTechnology Corp. Ltd.	1,307,500	2,368
^	Hengdeli Holdings Ltd.	15,699,600	2,357
^	Bosideng International Holdings Ltd.	24,410,000	2,353
	Tianjin Capital Environmental Protection Group Co. Ltd.	3,132,000	2,342
	Wuxi Little Swan Co. Ltd. Class B	1,054,556	2,340
^	China SCE Property Holdings Ltd.	10,608,000	2,326
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	1,175,411	2,320
*	Mingfa Group International Co. Ltd.	9,594,455	2,319
^	V1 Group Ltd.	29,978,000	2,266
*	Huadian Energy Co. Ltd. Class B	3,947,034	2,264
*,^	Lianhua Supermarket Holdings Co. Ltd.	4,779,000	2,228
^	CPMC Holdings Ltd.	3,970,000	2,227
^	Texhong Textile Group Ltd.	2,972,000	2,201
	Tianjin Development Holdings Ltd.	3,388,000	2,193
^	China Overseas Grand Oceans Group Ltd.	6,922,500	2,192
	Ajisen China Holdings Ltd.	4,574,000	2,183
*	Colour Life Services Group Co. Ltd.	2,541,000	2,183
*	China Tian Lun Gas Holdings Ltd.	2,392,500	2,180
*	Shang Gong Group Co. Ltd. Class B	2,073,296	2,178
*,^	China Lumena New Materials Corp.	13,488,000	2,175
	Beijing North Star Co. Ltd.	6,594,000	2,133
*	Zhonglu Co. Ltd. Class B	757,711	2,131
^	Comba Telecom Systems Holdings Ltd.	10,365,540	2,121
*,^	Sany Heavy Equipment International Holdings Co. Ltd.	8,735,000	2,114
	Shanghai Highly Group Co. Ltd. Class B	2,956,900	2,100
	Qingling Motors Co. Ltd.	6,534,000	2,099
	China Fangda Group Co. Ltd. Class B	2,594,290	2,089
*	China Overseas Property Holdings Ltd.	11,948,560	2,050
*,2	Ozner Water International Holding Ltd.	11,025,000	2,030
	Xiamen International Port Co. Ltd.	7,760,000	1,965
^	Fantasia Holdings Group Co. Ltd.	16,105,500	1,908
*	Launch Tech Co. Ltd.	1,260,000	1,897
^	TCL Multimedia Technology Holdings Ltd.	4,220,000	1,882
	Weiqiao Textile Co.	4,182,000	1,876
*	Sinolink Worldwide Holdings Ltd.	16,986,000	1,871
*	Hisense Kelon Electrical Holdings Co. Ltd. Class A	3,672,000	1,866
	Shandong Chenming Paper Holdings Ltd.	3,322,000	1,852
^	Poly Culture Group Corp. Ltd.	766,686	1,837
*	INESA Electron Co. Ltd. Class B	2,595,473	1,822
	Xingda International Holdings Ltd.	8,197,000	1,821
	Eastern Communications Co. Ltd. Class B	2,394,600	1,756
*,^	Wanda Hotel Development Co. Ltd.	11,484,000	1,739
*	EverChina International Holdings Co. Ltd.	42,895,000	1,738
	Guangdong Provincial Expressway Development Co. Ltd. Class B	3,490,900	1,737
*,^	China Dynamics Holdings Ltd.	25,210,000	1,737
*	Shanghai Greencourt Investment Group Co. Ltd. Class B	2,694,801	1,703
*,2	Kangda International Environmental Co. Ltd.	5,715,891	1,695
	Hubei Sanonda Co. Ltd. Class B	1,915,900	1,686
	Foshan Huaxin Packaging Co. Ltd. Class B	1,362,902	1,667
*	Shougang Concord International Enterprises Co. Ltd.	38,534,000	1,612
	Changshouhua Food Co. Ltd.	2,640,000	1,585
^	China Fiber Optic Network System Group Ltd.	12,939,600	1,538
*,^	China Precious Metal Resources Holdings Co. Ltd.	34,252,000	1,535
*	Shanghai Potevio Co. Ltd. Class B	1,028,700	1,499

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Jinzhou Port Co. Ltd. Class B	2,549,944	1,471
*	Loudong General Nice Resources China Holdings Ltd.	17,073,000	1,449
*,^	China Rare Earth Holdings Ltd.	15,493,426	1,416
*,^	China Public Procurement Ltd.	77,304,000	1,388
^	Hydoo International Holding Ltd.	9,016,000	1,386
^	Welling Holding Ltd.	8,083,200	1,347
^	Hilong Holding Ltd.	6,343,000	1,344
	HNA Infrastructure Company Ltd.	1,159,000	1,328
*	MIE Holdings Corp.	10,072,000	1,327
*,^	PW Medtech Group Ltd.	6,296,000	1,313
^	Maoye International Holdings Ltd.	10,045,000	1,290
	Chongqing Machinery & Electric Co. Ltd.	9,076,000	1,289
^	Real Nutriceutical Group Ltd.	9,597,000	1,238
*	Jinshan Development & Construction Co. Ltd. Class B	1,433,100	1,221
*	Chengde Nanjiang Co. Ltd. Class B	3,182,875	1,187
	Huaxin Cement Co. Ltd. Class B	1,770,629	1,174
*	O-Net Communications Group Ltd.	3,960,000	1,155
	Shenguan Holdings Group Ltd.	7,906,000	1,139
	Bengang Steel Plates Co. Ltd. Class B	3,176,272	1,094
^	Tiangong International Co. Ltd.	11,646,000	1,076
	NVC Lighting Holding Ltd.	8,187,000	1,056
*,^	North Mining Shares Co. Ltd.	97,450,000	1,047
	Hefei Meiling Co. Ltd. Class B	1,629,752	1,005
^	Minmetals Land Ltd.	9,736,000	999
*,^	Daphne International Holdings Ltd.	5,238,000	941
^	Yuanda China Holdings Ltd.	19,078,000	933
*	SRE Group Ltd.	17,190,000	865
*	Anxin-China Holdings Ltd.	16,568,000	823
	Fiyta Holdings Ltd. Class B	710,020	749
*	Shenzhen Wongtee International Enterprise Co. Ltd. Class B	529,380	743
	Changchai Co. Ltd. Class B	1,128,300	735
*	China Automation Group Ltd.	6,241,000	681
*	Chongqing Iron & Steel Co. Ltd.	4,228,000	676
	Dalian Refrigeration Co. Ltd. Class B	618,700	664
*	Boshiwa International Holding Ltd.	2,777,000	602
*,^	Xinjiang Xinxin Mining Industry Co. Ltd.	5,406,000	595
*	Global Bio-Chem Technology Group Co. Ltd.	14,960,000	582
*	Synertone Communication Corp.	27,592,000	550
*,^	China Resources and Transportation Group Ltd.	129,000,000	545
*	China ITS Holdings Co. Ltd.	3,856,000	473
*	Daqing Dairy Holdings Ltd.	1,578,000	342
*	Chigo Holding Ltd.	19,276,000	324
*	Titan Petrochemicals Group Ltd.	10,180,000	323
*	Hidili Industry International Development Ltd.	5,777,000	295
*	China Vanadium Titano - Magnetite Mining Co. Ltd.	6,914,000	265
*,^	Dynasty Fine Wines Group Ltd.	1,342,000	249
*,^	Winsway Enterprises Holdings Ltd.	10,916,000	204
*	Real Gold Mining Ltd.	1,345,000	145
*	Trony Solar Holdings Co. Ltd.	1,562,000	127
*	HKC Holdings Ltd.	1,793,400	42
			8,682,256
Colombia (0.1%)
	Bancolombia SA ADR	967,982	33,512
	Grupo de Inversiones Suramericana SA	2,202,607	27,964
	Grupo Argos SA	3,013,955	18,519
	Ecopetrol SA	31,521,686	14,689
	Corp Financiera Colombiana SA	990,212	12,934
	Grupo Aval Acciones y Valores Preference Shares	31,088,693	12,448
	Cementos Argos SA	3,691,808	12,234
	Grupo de Inversiones Suramericana SA Preference Shares	862,919	10,830
	Almacenes Exito SA	2,106,330	9,496
	Isagen SA ESP	7,671,821	8,130
	Banco Davivienda SA Preference Shares	953,525	7,840
	Interconexion Electrica SA ESP	3,238,486	7,758

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Ecopetrol SA ADR	743,583	6,930
	Cementos Argos SA Preference Shares	1,898,666	5,971
*	Cemex Latam Holdings SA	1,594,296	5,547
	Celsia SA ESP	2,894,404	2,987
	Grupo Aval Acciones y Valores SA ADR	249,000	1,995
	Avianca Holdings SA Preference Shares	2,905,693	1,484
			201,268
Czech Republic (0.0%)
	CEZ AS	1,503,184	30,045
	Komercni banka as	142,186	29,395
	Philip Morris CR AS	4,592	2,188
			61,628
Denmark (1.2%)
	Novo Nordisk A/S Class B	17,300,933	916,494
	Danske Bank A/S	7,246,305	198,803
	Pandora A/S	1,074,647	123,706
	Vestas Wind Systems A/S	2,079,581	120,842
	Novozymes A/S	2,129,358	98,478
	AP Moeller - Maersk A/S Class B	61,191	90,056
	Carlsberg A/S Class B	993,336	81,271
	Coloplast A/S Class B	942,217	67,471
	DSV A/S	1,572,347	63,623
	AP Moeller - Maersk A/S Class A	42,072	60,168
	ISS A/S	1,613,151	56,669
	Chr Hansen Holding A/S	827,102	49,590
*	Genmab A/S	499,549	49,115
	TDC A/S	7,509,710	39,274
*	Jyske Bank A/S	664,729	32,384
	GN Store Nord A/S	1,421,373	25,889
	Sydbank A/S	681,510	22,368
*	William Demant Holding A/S	222,061	19,261
*	Topdanmark A/S	723,934	19,246
	Tryg A/S	1,058,780	19,014
^	FLSmidth & Co. A/S	462,547	17,482
*	H Lundbeck A/S	549,977	16,148
	SimCorp A/S	315,125	15,433
*	Royal Unibrew A/S	378,195	14,935
	NKT Holding A/S	220,134	11,964
	Rockwool International A/S Class B	60,557	9,472
*	Dfds A/S	292,290	8,873
	Spar Nord Bank A/S	773,810	7,399
*	Bavarian Nordic A/S	174,731	6,992
	Schouw & Co.	117,554	6,146
*,^	Ambu A/S Class B	222,557	6,029
	Matas A/S	326,549	5,917
	ALK-Abello A/S	54,322	5,901
	Alm Brand A/S	650,172	3,683
	Solar A/S Class B	56,209	3,415
*,^	Bang & Olufsen A/S	292,101	1,917
*,^	D/S Norden A/S	74,571	1,484
*	Amagerbanken A/S	537,565	—
*	OW Bunker A/S	129,331	—
			2,296,912
Egypt (0.1%)
	Commercial International Bank Egypt SAE	7,758,187	51,012
	Talaat Moustafa Group	9,607,172	8,124
*	Egyptian Financial Group-Hermes Holding Co.	5,523,294	6,191
*	Orascom Construction Ltd.	576,132	5,759
*	Global Telecom Holding SAE GDR	4,067,881	4,733
	Egypt Kuwait Holding Co. SAE	7,665,433	4,446
	Juhayna Food Industries	4,285,896	4,168
*	ElSewedy Electric Co.	722,034	3,845
*	Medinet Nasr Housing	1,140,077	3,430

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Telecom Egypt Co.	3,476,062	2,981
*	Six of October Development & Investment	2,463,911	2,780
*	Palm Hills Developments SAE	10,329,159	2,740
*	Pioneers Holding for Financial Investments SAE	2,336,376	2,409
*	Ezz Steel	1,850,105	2,286
	Oriental Weavers	1,651,628	2,258
	Sidi Kerir Petrochemicals Co.	1,159,232	1,917
	Heliopolis Co. for Housing and Construction SAE	298,770	1,609
*	Orascom Telecom Media And Technology Holding SAE	13,896,489	1,436
*	South Valley Cement	1,639,755	880
*	Orascom Telecom Media And Technology Holding SAE GDR	1,591,123	875
*	Egyptian Resorts Co.	6,572,106	810
*	Citadel Capital SAE	3,178,807	736
*	Arab Cotton Ginning	1,901,986	725
*	Global Telecom Holding SAE	2,989,569	696
	Amer Group Holding	8,302,600	558
*	Porto Holding SAE	8,302,600	476
*	Maridive & Oil Services SAE	1,028,654	340
*	Abu Dhabi Islamic Bank	514,865	333
			118,553
Finland (0.7%)
	Nokia Oyj	35,120,717	260,624
	Sampo Oyj Class A	4,415,840	215,435
	Kone Oyj Class B	3,557,717	151,590
	UPM-Kymmene Oyj	4,994,857	93,367
	Fortum Oyj	4,169,967	62,458
	Wartsila OYJ Abp	1,460,847	62,264
	Elisa Oyj	1,486,008	55,940
	Stora Enso Oyj	5,361,591	49,632
	Nokian Renkaat Oyj	1,269,126	47,764
	Huhtamaki Oyj	966,060	34,018
	Orion Oyj Class B	948,470	33,836
	Amer Sports Oyj	1,101,485	30,824
	Metso Oyj	1,251,189	30,561
	Neste Oyj	1,205,193	29,350
	Kesko Oyj Class B	630,304	20,085
	Tieto Oyj	684,736	17,521
	Konecranes Oyj	555,385	14,867
	Cargotec Oyj Class B	392,345	13,945
	Metsa Board Oyj	2,123,948	13,485
	Valmet Oyj	1,266,870	13,324
	Caverion Corp.	1,154,447	10,041
	Citycon Oyj	3,712,477	9,765
	Sponda Oyj	2,290,693	9,721
	Kemira Oyj	710,494	8,410
	Uponor Oyj	508,372	6,768
*,^	Outokumpu Oyj	1,947,224	6,597
^	YIT Oyj	1,171,591	6,150
^	Outotec Oyj	1,725,709	5,924
*	Oriola-KD Oyj	1,160,813	5,669
	Raisio Oyj	1,104,586	5,205
	Ramirent Oyj	623,584	4,850
	Cramo Oyj	228,781	4,191
^	Sanoma Oyj	727,755	3,188
*	Finnair Oyj	610,055	2,521
*,^	Stockmann OYJ Abp Class B	269,001	2,089
	F-Secure Oyj	533,688	1,591
			1,343,570
France (6.4%)
	Sanofi	10,589,976	1,067,680
	TOTAL SA	19,293,433	934,949
	BNP Paribas SA	9,156,286	555,370
	AXA SA	18,062,707	482,239
	LVMH Moet Hennessy Louis Vuitton SE	2,348,064	436,854

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Danone SA	5,329,602	371,047
	Airbus Group SE	5,195,092	360,976
	Societe Generale SA	6,870,692	319,007
	Orange SA	17,879,669	314,540
	Air Liquide SA	2,428,138	314,112
	Schneider Electric SE	5,181,093	313,279
	L'Oreal SA	1,695,486	308,908
^	Vinci SA	4,371,029	294,611
	Vivendi SA	11,027,866	265,375
	Essilor International SA	1,868,507	245,198
^	Engie SA	13,343,816	233,735
	Pernod Ricard SA	1,838,827	216,446
	Safran SA	2,614,226	198,389
	Cie de Saint-Gobain	4,322,309	181,126
	Cie Generale des Etablissements Michelin	1,754,888	174,609
	Carrefour SA	5,095,609	165,943
	Renault SA	1,612,054	151,654
	Legrand SA	2,493,026	136,662
	Cap Gemini SA	1,489,608	132,480
	Kering	697,964	128,951
	Publicis Groupe SA	1,778,909	115,400
	Valeo SA	728,761	112,527
*	Alcatel-Lucent	25,886,604	105,039
	Veolia Environnement SA	4,378,029	101,787
	Air Liquide SA (Prime de fidelite)	782,813	101,267
	Credit Agricole SA	7,839,427	99,157
	L'Oreal SA Loyalty Line	532,666	97,049
	Christian Dior SE	486,934	95,712
	Accor SA	1,892,108	93,939
	Dassault Systemes	1,176,390	92,819
	Hermes International	224,179	86,243
	SES SA	2,780,122	82,091
	Klepierre	1,661,476	78,728
	Sodexo SA	857,710	76,230
	Thales SA	966,778	69,998
	Bouygues SA	1,759,368	66,560
*,^	Alstom SA	2,025,841	66,009
	Atos SE	820,620	65,387
*	Peugeot SA	3,646,400	64,117
	Groupe Eurotunnel SE	4,326,533	60,576
	Ingenico Group SA	512,256	60,430
	Suez Environnement Co.	3,034,641	57,666
	Bureau Veritas SA	2,414,150	54,542
	Technip SA	1,044,953	54,501
	Natixis SA	8,754,834	53,587
^	Eutelsat Communications SA	1,542,940	50,849
	SCOR SE	1,316,528	48,963
	Arkema SA	653,893	47,771
	Iliad SA	217,951	45,793
	Bollore SA	9,216,639	45,563
	Zodiac Aerospace	1,797,338	45,449
	Gecina SA	328,224	41,924
	Teleperformance	533,212	41,872
	STMicroelectronics NV	5,826,139	40,273
	Societe BIC SA	251,783	40,106
*	Numericable-SFR SAS	865,796	39,169
	Rexel SA	2,817,642	38,471
	Electricite de France SA	2,016,060	37,497
	Edenred	1,897,318	34,771
	Wendel SA	285,080	34,174
	Aeroports de Paris	267,346	33,569
	Fonciere Des Regions	337,797	31,787
	Orpea	394,751	31,640
	Casino Guichard Perrachon SA	542,136	31,145

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Lagardere SCA	1,059,699	30,847
	JCDecaux SA	714,051	29,059
2	Euronext NV	652,681	28,631
	Eurofins Scientific SE	78,974	28,553
	Eurazeo SA	383,810	27,026
	Rubis SCA	329,974	26,450
*	UBISOFT Entertainment	872,345	26,129
	ICADE	329,521	24,377
	Eiffage SA	386,243	24,093
	Credit Agricole SA Loyalty Line	1,787,302	22,607
	Faurecia	563,542	22,268
	Imerys SA	322,532	22,063
	CNP Assurances	1,544,193	22,033
	SEB SA	214,226	21,759
^	Technicolor SA	3,153,341	21,355
	Ipsen SA	322,944	20,374
2	Elior	900,143	17,078
	Plastic Omnium SA	542,888	15,670
	BioMerieux	134,456	15,621
	Remy Cointreau SA	221,248	15,401
	Nexity SA	336,244	14,887
	Korian SA	379,750	14,359
	Altran Technologies SA	1,100,916	13,709
	Sopra Steria Group	120,078	13,657
	Havas SA	1,521,012	13,179
	Sartorius Stedim Biotech	36,853	13,011
*,^	DBV Technologies SA	184,980	12,760
	Societe Television Francaise 1	979,397	12,600
*	Nexans SA	308,397	12,258
^	Vallourec SA	1,102,421	12,227
	Metropole Television SA	619,389	11,916
	Euler Hermes Group	120,911	11,328
	Alten SA	216,274	11,213
	Elis SA	629,639	10,666
*,^	Air France-KLM	1,381,384	10,120
	Vicat	145,214	9,310
	Mercialys SA	393,295	9,036
	Gaztransport Et Technigaz SA	169,530	8,476
^	Virbac SA	41,666	8,295
*,^	Genfit	179,754	8,066
	Neopost SA	317,611	7,898
	Electricite de France SA Loyalty Line	416,343	7,744
	Saft Groupe SA	263,134	6,796
	Faiveley Transport SA	63,870	6,741
	IPSOS	313,477	6,361
*,^	CGG SA	1,566,525	6,293
*,^	Groupe Fnac SA	93,072	6,039
	Coface SA	743,799	6,020
	Tarkett SA	180,086	5,377
	Trigano SA	93,324	4,483
	LISI	179,038	4,370
	Boiron SA	48,399	4,276
*	GameLoft SE	733,362	4,187
^	Vilmorin & Cie SA	57,480	4,051
	SEB SA Loyalty Line	39,123	3,974
^	Rallye SA	196,504	3,632
*	Parrot SA	79,189	3,586
	FFP	46,582	3,405
^	Bourbon SA	221,254	3,260
*,^	Eramet	82,077	3,239
	Bonduelle SCA	123,052	3,063
	Guerbet	44,971	3,049
*,^	Etablissements Maurel et Prom	781,882	2,815
*	Euro Disney SCA	1,990,188	2,735

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Derichebourg SA	766,909	2,358
Assystem	109,087	2,278
Mersen	120,274	2,257
Albioma SA	118,116	1,921
^ MPI	720,409	1,812
Jacquet Metal Service	110,034	1,606
Haulotte Group SA	109,806	1,556
GL Events	79,062	1,505
* Esso SA Francaise	25,680	1,472
^ Solocal Group	174,219	1,418
* Stallergenes Greer plc	28,032	1,248
Manitou BF SA	74,703	1,034
Union Financiere de France BQE SA	25,293	715
Albioma SA Loyalty Line	42,824	696
		11,904,024
Germany (6.2%)
Bayer AG	7,753,143	1,034,890
Daimler AG	8,956,136	777,176
Allianz SE	4,268,720	747,453
Siemens AG	7,424,848	746,727
BASF SE	8,654,942	709,444
SAP SE	8,380,022	662,503
* Deutsche Telekom AG	29,681,445	554,987
Deutsche Bank AG	12,931,570	362,655
Bayerische Motoren Werke AG	3,072,930	315,463
Linde AG	1,734,526	300,839
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,387,518	276,951
Fresenius SE & Co. KGaA	3,676,032	269,711
Deutsche Post AG	8,913,616	265,397
Continental AG	1,013,295	243,620
E.ON SE	17,560,534	185,316
Fresenius Medical Care AG & Co. KGaA	1,999,267	180,107
Henkel AG & Co. KGaA Preference Shares	1,627,278	176,592
Volkswagen AG Preference Shares	1,439,506	172,793
adidas AG	1,877,203	168,275
Deutsche Boerse AG	1,726,391	158,905
Vonovia SE	4,370,909	145,610
Infineon Technologies AG	10,511,355	129,368
Merck KGaA	1,212,104	118,236
ProSiebenSat.1 Media SE	1,994,927	107,965
* Commerzbank AG	9,722,591	107,035
Henkel AG & Co. KGaA	1,097,348	101,281
HeidelbergCement AG	1,320,879	98,409
Deutsche Wohnen AG	3,155,560	88,978
Beiersdorf AG	935,564	88,881
Brenntag AG	1,451,338	87,694
ThyssenKrupp AG	3,980,650	80,295
Symrise AG	1,138,308	75,003
Porsche Automobil Holding SE Preference Shares	1,430,919	67,041
GEA Group AG	1,660,196	66,465
Hannover Rueck SE	563,493	65,241
RWE AG	4,532,229	63,074
HUGO BOSS AG	599,876	61,764
United Internet AG	1,108,316	57,576
Wirecard AG	1,071,457	55,292
* QIAGEN NV	2,119,509	51,213
METRO AG	1,542,350	47,535
OSRAM Licht AG	793,817	46,691
LANXESS AG	862,158	46,308
K&S AG	1,785,687	45,192
MTU Aero Engines AG	479,112	44,345
LEG Immobilien AG	545,442	43,547
Bayerische Motoren Werke AG Preference Shares	483,203	38,999
^ Volkswagen AG	275,740	38,188

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Evonik Industries AG	1,002,844	36,451
*,2	Zalando SE	1,012,389	35,451
	MAN SE	332,268	34,687
	Freenet AG	1,001,523	33,790
	Telefonica Deutschland Holding AG	5,033,905	32,415
*	Deutsche Lufthansa AG	2,166,739	32,005
	RTL Group SA	364,210	31,490
	Fuchs Petrolub SE Preference Shares	654,679	31,400
	Aurubis AG	424,708	28,399
	KION Group AG	619,735	27,937
	Kabel Deutschland Holding AG	197,734	25,181
*	Dialog Semiconductor plc	672,123	24,831
	TUI AG-DI	1,278,422	23,740
	HOCHTIEF AG	249,385	23,214
	Gerresheimer AG	291,524	22,744
	STADA Arzneimittel AG	583,469	22,208
	Fraport AG Frankfurt Airport Services Worldwide	347,517	22,044
	Axel Springer SE	384,974	21,669
	Aareal Bank AG	565,031	21,489
	Deutsche EuroShop AG	428,714	20,677
^	KUKA AG	239,984	20,277
	Drillisch AG	390,889	20,164
	Sartorius AG Preference Shares	84,904	19,196
*	Nordex SE	583,437	19,081
	Fielmann AG	234,770	16,446
	Krones AG	134,546	16,176
	Norma Group SE	300,651	15,422
	Rational AG	38,549	15,297
*	MorphoSys AG	244,111	15,099
	DMG Mori AG	357,636	14,207
^	TAG Immobilien AG	1,092,547	14,150
^	Suedzucker AG	736,328	13,741
^	Bilfinger SE	300,632	13,473
^	alstria office REIT-AG	959,609	13,376
	Software AG	454,256	13,212
	Stroeer SE	209,069	13,156
	FUCHS PETROLUB SE	313,539	12,959
	Wincor Nixdorf AG	251,987	12,907
*	GRENKELEASING AG	69,193	12,689
	Leoni AG	308,426	12,584
	Wacker Chemie AG	137,130	12,049
	CTS Eventim AG & Co. KGaA	301,061	11,784
	Pfeiffer Vacuum Technology AG	93,901	11,713
	Hella KGaA Hueck & Co.	285,227	11,706
	RHOEN-KLINIKUM AG	381,352	11,368
	Talanx AG	346,328	11,100
	Jungheinrich AG Preference Shares	148,319	10,911
	Duerr AG	128,678	10,715
	Salzgitter AG	367,629	10,615
*,^	SGL Carbon SE	565,456	10,396
	Bechtle AG	110,369	10,201
*	PATRIZIA Immobilien AG	364,733	10,026
	Indus Holding AG	176,391	8,211
^	Kloeckner & Co. SE	889,863	7,939
	Sixt SE	132,331	7,382
	Nemetschek AG	164,678	7,092
	Rheinmetall AG	107,373	6,760
	KWS Saat SE	20,444	6,609
	Sixt SE Preference Shares	152,448	6,571
*,^	Heidelberger Druckmaschinen AG	2,272,570	6,529
*,^	Vossloh AG	85,624	6,304
	CompuGroup Medical AG	209,947	6,174
	Jenoptik AG	378,337	6,112
	ElringKlinger AG	266,557	5,969

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	BRAAS Monier Building Group SA	221,229	5,784
^	Puma SE	25,723	5,763
	Takkt AG	301,848	5,611
	Bertrandt AG	46,363	5,434
*,^	AIXTRON SE	794,790	5,062
	Draegerwerk AG & Co. KGaA Preference Shares	69,283	4,994
*,^	SMA Solar Technology AG	97,812	4,722
^	BayWa AG	125,928	4,264
	Carl Zeiss Meditec AG	145,022	4,249
^	Gerry Weber International AG	226,179	3,678
	Wacker Neuson SE	249,434	3,466
	RWE AG Preference Shares	297,328	3,265
	Deutz AG	850,218	3,188
	DIC Asset AG	317,463	3,124
	comdirect bank AG	247,464	3,001
	Biotest AG Preference Shares	186,917	2,631
	Deutsche Beteiligungs AG	88,827	2,524
*	Hornbach Baumarkt AG	69,283	2,479
	Hamburger Hafen und Logistik AG	168,839	2,442
	Draegerwerk AG & Co. KGaA	28,114	1,800
	Bauer AG	83,517	1,765
*,^	CropEnergies AG	202,575	1,251
*	H&R AG	119,223	1,077
^	Biotest AG	66,067	996
	CAT Oil AG	22,770	180
			11,529,450
Greece (0.1%)
	OPAP SA	1,963,971	17,364
	Hellenic Telecommunications Organization SA	1,598,755	14,874
*	National Bank of Greece SA	14,307,302	10,570
	Titan Cement Co. SA	416,934	9,138
	JUMBO SA	892,549	8,626
	FF Group	332,888	6,697
*	Motor Oil Hellas Corinth Refineries SA	545,379	6,694
	Hellenic Telecommunications Organization SA ADR	1,341,580	6,198
	Public Power Corp. SA	1,023,185	5,886
*	Alpha Bank AE	35,938,370	4,526
	Mytilineos Holdings SA	712,038	3,793
	Hellenic Petroleum SA	646,585	3,761
	Hellenic Exchanges SA	577,647	3,293
	Grivalia Properties REIC AE	345,669	3,156
*	Eurobank Ergasias SA	74,710,899	2,537
	Metka SA	255,433	2,471
*	Ellaktor SA	1,229,868	2,404
	Athens Water Supply & Sewage Co. SA	375,187	2,374
*	Piraeus Bank SA	17,346,663	1,766
*	Cyprus Popular Bank PCL	12,597,118	554
			116,682
Hong Kong (2.6%)
	AIA Group Ltd.	112,922,896	659,392
	CK Hutchison Holdings Ltd.	26,422,514	360,951
	Hong Kong Exchanges and Clearing Ltd.	11,227,617	293,119
	Sun Hung Kai Properties Ltd.	15,624,579	208,512
	Cheung Kong Property Holdings Ltd.	26,394,780	184,349
	Hang Seng Bank Ltd.	7,163,813	131,169
	Hong Kong & China Gas Co. Ltd.	64,128,981	129,958
	Link REIT	21,406,820	127,165
	CLP Holdings Ltd.	14,478,786	125,922
	Jardine Matheson Holdings Ltd.	2,291,162	124,275
	Power Assets Holdings Ltd.	12,423,846	123,546
	BOC Hong Kong Holdings Ltd.	33,679,325	107,462
	Hongkong Land Holdings Ltd.	11,028,847	82,570
	Sands China Ltd.	22,646,079	81,288
	Wharf Holdings Ltd.	12,742,106	75,648

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Galaxy Entertainment Group Ltd.	19,950,464	67,887
	Jardine Strategic Holdings Ltd.	2,092,714	63,085
	Swire Pacific Ltd. Class A	5,426,329	62,678
	Henderson Land Development Co. Ltd.	9,634,640	61,326
	MTR Corp. Ltd.	13,182,353	59,642
	New World Development Co. Ltd.	50,891,612	54,253
^	Cheung Kong Infrastructure Holdings Ltd.	5,637,438	52,350
	Want Want China Holdings Ltd.	61,831,410	51,330
	Hang Lung Properties Ltd.	20,946,846	51,168
	China Mengniu Dairy Co. Ltd.	25,213,230	48,761
^	Sino Land Co. Ltd.	28,662,742	44,166
	Li & Fung Ltd.	54,096,587	43,671
	Techtronic Industries Co. Ltd.	11,751,051	42,888
	AAC Technologies Holdings Inc.	6,588,385	41,707
	Bank of East Asia Ltd.	10,806,330	40,281
*,^	Goldin Financial Holdings Ltd.	19,756,013	36,832
	Wheelock & Co. Ltd.	7,586,291	35,259
	Samsonite International SA	11,943,311	35,155
	Swire Properties Ltd.	10,957,236	32,822
	Tingyi Cayman Islands Holding Corp.	17,801,690	30,417
	Yue Yuen Industrial Holdings Ltd.	7,859,610	28,651
	Hysan Development Co. Ltd.	5,854,577	25,916
*	Semiconductor Manufacturing International Corp.	233,199,911	21,843
	PCCW Ltd.	38,014,671	20,525
^	Esprit Holdings Ltd.	17,690,951	19,819
	NWS Holdings Ltd.	13,195,786	19,819
^	Prada SPA	4,780,476	19,389
	Cathay Pacific Airways Ltd.	9,512,930	18,873
	Hopewell Holdings Ltd.	5,146,551	18,560
	Kerry Properties Ltd.	6,141,397	18,160
	VTech Holdings Ltd.	1,483,885	17,986
^	Sun Art Retail Group Ltd.	20,790,573	17,001
*,2	WH Group Ltd.	30,224,066	16,672
	New World China Land Ltd.	24,148,481	15,957
	ASM Pacific Technology Ltd.	2,241,257	15,867
	First Pacific Co. Ltd.	22,049,354	15,049
	SJM Holdings Ltd.	17,754,248	14,716
^	Wynn Macau Ltd.	9,695,930	13,288
	Johnson Electric Holdings Ltd.	3,275,511	12,010
^	Melco International Development Ltd.	7,603,540	11,730
*,^	Brightoil Petroleum Holdings Ltd.	32,955,464	11,679
	Champion REIT	21,917,844	11,359
	China Travel International Investment Hong Kong Ltd.	24,731,096	11,150
^	Haitong International Securities Group Ltd.	20,152,142	11,109
^	Imperial Pacific International Holdings Ltd.	440,046,320	11,076
*	Global Brands Group Holding Ltd.	53,038,985	10,943
	MGM China Holdings Ltd.	7,260,980	10,574
	Cafe de Coral Holdings Ltd.	3,121,310	10,549
*,^	Goldin Properties Holdings Ltd.	12,302,000	10,534
	FIH Mobile Ltd.	21,984,751	10,455
	Minth Group Ltd.	5,002,000	10,332
	Uni-President China Holdings Ltd.	12,271,678	10,040
	Television Broadcasts Ltd.	2,703,051	9,830
	Xinyi Glass Holdings Ltd.	18,518,923	9,596
	Value Partners Group Ltd.	8,768,000	9,260
	Shangri-La Asia Ltd.	10,007,177	9,156
^	Xinyi Solar Holdings Ltd.	23,021,022	9,117
	Stella International Holdings Ltd.	3,678,500	9,079
	NagaCorp Ltd.	12,842,000	9,067
	Orient Overseas International Ltd.	1,861,029	8,870
	Shui On Land Ltd.	32,067,243	8,793
^	Chow Tai Fook Jewellery Group Ltd.	10,272,383	8,766
	Great Eagle Holdings Ltd.	2,480,712	8,156
	L'Occitane International SA	4,058,789	8,150

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	HKBN Ltd.	6,743,362	8,100
	Luk Fook Holdings International Ltd.	3,133,000	8,080
*,2	China Jicheng Holdings Ltd.	32,131,757	8,035
	Dah Sing Financial Holdings Ltd.	1,436,140	8,023
	Man Wah Holdings Ltd.	6,995,600	7,951
^	Guotai Junan International Holdings Ltd.	21,628,000	7,927
*	Hybrid Kinetic Group Ltd.	165,682,000	7,861
	Huabao International Holdings Ltd.	18,555,985	7,755
	Kerry Logistics Network Ltd.	5,144,048	7,648
^	Town Health International Medical Group Ltd.	36,350,000	7,503
	Shun Tak Holdings Ltd.	17,237,272	6,865
	Nexteer Automotive Group Ltd.	6,373,000	6,767
*,^	KuangChi Science Ltd.	16,295,000	6,680
	Dah Sing Banking Group Ltd.	3,517,257	6,650
*,^	China LNG Group Ltd.	156,895,000	6,543
	Pacific Textiles Holdings Ltd.	4,482,000	6,384
*,^	FDG Electric Vehicles Ltd.	91,760,000	6,356
^	Fortune REIT (Singapore Shares)	6,141,000	6,350
^	Fortune REIT (Hong Kong Shares)	6,005,077	6,247
*,^	Superb Summit International Group Ltd.	32,112,957	6,049
^	United Co. RUSAL plc	15,443,565	5,915
	Lifestyle International Holdings Ltd.	4,084,470	5,904
	SmarTone Telecommunications Holdings Ltd.	3,322,000	5,874
*	Tongda Group Holdings Ltd.	28,770,000	5,844
	Texwinca Holdings Ltd.	5,940,070	5,764
	Giordano International Ltd.	10,736,000	5,763
*,^	China Oceanwide Holdings Ltd.	41,341,896	5,741
	China Soft Power Technology Holdings Ltd.	57,988,000	5,423
	SITC International Holdings Co. Ltd.	10,327,000	5,296
*,^	Good Resources Holdings Ltd.	21,711,634	5,261
	Yuexiu REIT	9,860,000	5,207
	CITIC Telecom International Holdings Ltd.	12,408,875	5,126
^	Sunlight REIT	9,727,000	4,919
	K Wah International Holdings Ltd.	11,087,000	4,777
^	Pacific Basin Shipping Ltd.	16,066,000	4,758
	Beijing Enterprises Medical & Health Group Ltd.	44,562,000	4,726
*,^	National Agricultural Holdings Ltd.	9,352,000	4,668
^	Shougang Fushan Resources Group Ltd.	33,575,307	4,542
	G-Resources Group Ltd.	202,310,559	4,526
	Chow Sang Sang Holdings International Ltd.	2,294,000	4,457
*	China Harmony New Energy Auto Holding Ltd.	6,721,500	4,456
*,^	SMI Holdings Group Ltd.	50,876,000	4,434
	Yingde Gases Group Co. Ltd.	9,728,000	4,341
	Ju Teng International Holdings Ltd.	7,936,999	4,332
	Hutchison Telecommunications Hong Kong Holdings Ltd.	11,543,565	4,263
*,^	China Financial International Investments Ltd.	41,320,000	4,238
^	Towngas China Co. Ltd.	6,193,084	4,211
^	REXLot Holdings Ltd.	71,550,000	4,062
	Hopewell Highway Infrastructure Ltd.	8,532,601	3,924
*,^	Summit Ascent Holdings Ltd.	7,724,052	3,838
*,^	TOM Group Ltd.	13,973,013	3,792
	Prosperity REIT	10,201,000	3,732
*,^	United Photovoltaics Group Ltd.	36,042,000	3,698
	Sun Hung Kai & Co. Ltd.	5,483,000	3,684
^	China LotSynergy Holdings Ltd.	66,700,000	3,618
*	Kong Sun Holdings Ltd.	35,850,000	3,578
	Jiangnan Group Ltd.	15,548,000	3,552
^	Kowloon Development Co. Ltd.	3,075,734	3,474
*,^	Goodbaby International Holdings Ltd.	7,482,536	3,452
	Freeman Financial Corp. Ltd.	58,716,732	3,417
	APT Satellite Holdings Ltd.	3,457,000	3,382
	Far East Consortium International Ltd.	9,218,000	3,354
^	NewOcean Energy Holdings Ltd.	8,214,000	3,344
*,^	Hang Fat Ginseng Holdings Co. Ltd.	45,380,000	3,318

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*,^	Sino Oil And Gas Holdings Ltd.	130,055,000	3,204
^	TCL Communication Technology Holdings Ltd.	4,288,000	3,185
*	Suncorp Technologies Ltd.	114,870,000	3,155
	Chong Hing Bank Ltd.	1,481,000	3,144
*,^	MMG Ltd.	14,228,000	3,132
^	Truly International Holdings Ltd.	12,832,000	3,049
*,^	SinoCom Software Group Ltd.	84,670,000	3,032
	HKR International Ltd.	6,798,400	3,023
^	SA Sa International Holdings Ltd.	9,420,074	3,018
^	GCL New Energy Holdings Ltd.	39,752,459	2,902
^	Dynam Japan Holdings Co. Ltd.	2,364,800	2,902
^	Lee's Pharmaceutical Holdings Ltd.	2,219,000	2,862
^	Dawnrays Pharmaceutical Holdings Ltd.	3,432,000	2,843
*,^	China Beidahuang Industry Group Holdings Ltd. Class A	12,380,000	2,823
	China Smarter Energy Group Holdings Ltd.	33,162,000	2,812
*	Canvest Environmental Protection Group Co. Ltd.	6,353,000	2,733
*,^	HC International Inc.	4,710,000	2,728
*,^	China Huarong Energy Co. Ltd.	65,280,344	2,670
*	China Ocean Shipbuilding Industry Group Ltd.	84,075,000	2,646
	China Aerospace International Holdings Ltd.	17,238,000	2,491
*	CST Mining Group Ltd.	222,648,000	2,451
*	Technovator International Ltd.	3,934,000	2,448
*	China Water Industry Group Ltd.	11,604,000	2,383
*	CGN Meiya Power Holdings Co. Ltd.	9,852,000	2,369
*,^	United Laboratories International Holdings Ltd.	4,422,500	2,345
*	Newtree Group Holdings Ltd.	6,472,000	2,338
*,^	Midland Holdings Ltd.	5,356,000	2,310
*	Emperor Capital Group Ltd.	27,648,140	2,293
	Springland International Holdings Ltd.	9,005,343	2,259
	TCC International Holdings Ltd.	11,483,000	2,256
*	Sincere Watch Hong Kong Ltd.	21,480,000	2,254
	EVA Precision Industrial Holdings Ltd.	9,510,000	2,254
*	Winshine Entertainment & Media Holding Co. Ltd.	17,132,096	2,242
*	China Minsheng Drawin Technology Group Ltd.	34,280,000	2,238
^	Spring REIT	5,567,238	2,225
	Capital Environment Holdings Ltd.	42,942,000	2,205
^	China Silver Group Ltd.	8,390,000	2,195
*,^	Macau Legend Development Ltd.	15,053,529	2,140
*,^	Leyou Technologies Holdings Ltd.	22,390,000	2,120
*	Gemdale Properties & Investment Corp. Ltd.	40,315,974	2,072
	Mason Financial Holdings Ltd.	54,447,397	2,028
^	Road King Infrastructure Ltd.	2,314,000	2,012
*	Mei Ah Entertainment Group Ltd.	18,322,494	1,951
*	Peace Map Holding Ltd.	52,560,212	1,916
^	Parkson Retail Group Ltd.	12,515,883	1,850
*	L'sea Resources International Holdings Ltd.	30,420,000	1,831
^	Varitronix International Ltd.	2,629,000	1,797
^	Shenwan Hongyuan HK Ltd.	4,055,000	1,774
*,^	Haier Healthwise Holdings Ltd.	25,852,885	1,717
*	Lai Sun Development Co. Ltd.	92,753,833	1,690
*,^	Xinchen China Power Holdings Ltd.	7,131,000	1,680
^	Singamas Container Holdings Ltd.	14,082,000	1,680
	AMVIG Holdings Ltd.	3,620,000	1,657
*,^	Sunshine Oilsands Ltd.	17,164,500	1,647
	Regal Hotels International Holdings Ltd.	3,178,000	1,639
^	Liu Chong Hing Investment Ltd.	1,322,018	1,559
*,^	Louis XIII Holdings Ltd.	6,211,500	1,554
	Skyway Securities Group Ltd.	60,956,548	1,538
*	Microport Scientific Corp.	3,646,000	1,518
	Trinity Ltd.	10,228,000	1,497
*	Auto Italia Holdings	28,238,991	1,428
*	New Focus Auto Tech Holdings Ltd.	13,992,518	1,367
	Polytec Asset Holdings Ltd.	10,895,000	1,359
*,^	SOCAM Development Ltd.	2,288,353	1,353

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*,^	Yanchang Petroleum International Ltd.	40,120,000	1,276
	IT Ltd.	3,840,000	1,174
*,^	Honghua Group Ltd.	14,246,000	1,154
*,^	Anton Oilfield Services Group	8,484,000	1,119
*	Silver Base Group Holdings Ltd.	6,186,225	940
	TPV Technology Ltd.	6,370,000	930
^	GT Group Holdings Ltd.	7,068,098	902
*	China Household Holdings Ltd.	27,250,000	896
	Inspur International Ltd.	4,113,000	795
^	Yip's Chemical Holdings Ltd.	1,906,000	781
*	Hong Kong Television Network Ltd.	3,579,000	759
	Henderson Investment Ltd.	8,460,000	707
	Emperor Watch & Jewellery Ltd.	26,590,000	706
*	PetroAsian Energy Holdings Ltd.	29,536,000	647
	New World Department Store China Ltd.	3,724,000	636
*,^	SPT Energy Group Inc.	6,212,000	603
*	China Forestry Holdings Co. Ltd.	3,050,000	570
*	Neo-Neon Holdings Ltd.	3,843,500	537
*	Qunxing Paper Holdings Co. Ltd.	1,573,000	409
*	Heng Tai Consumables Group Ltd.	33,308,204	355
	Oriental Press Group	3,192,000	352
*	Hanison Construction Holdings Ltd.	1,653,901	303
*	Sijia Group Co.	1,027,000	182
*	Real Nutriceutical Group Ltd. Rights Exp. 11/6/2015	2,159,325	28
*	Portico International Holdings Ltd.	31,000	12
			4,870,800
Hungary (0.1%)
	OTP Bank plc	1,772,231	34,319
	Richter Gedeon Nyrt	1,323,971	22,086
	MOL Hungarian Oil & Gas plc	451,020	20,380
*	Magyar Telekom Telecommunications plc	3,819,127	5,297
			82,082
India (2.3%)
	Infosys Ltd.	17,215,983	298,762
	Housing Development Finance Corp. Ltd.	14,767,208	283,238
	Reliance Industries Ltd.	14,852,348	214,888
	Tata Consultancy Services Ltd.	4,351,294	165,918
	Sun Pharmaceutical Industries Ltd.	10,385,939	141,023
	HDFC Bank Ltd.	7,316,863	122,857
	ICICI Bank Ltd.	22,561,578	95,217
	ITC Ltd.	18,084,913	92,445
	Hindustan Unilever Ltd.	6,678,384	81,707
	Oil & Natural Gas Corp. Ltd.	19,257,938	72,622
	HCL Technologies Ltd.	4,993,917	66,555
	Bharti Airtel Ltd.	12,013,181	64,009
	Lupin Ltd.	2,067,034	60,723
	Coal India Ltd.	12,428,420	60,703
	Kotak Mahindra Bank Ltd.	5,527,033	58,037
	Axis Bank Ltd.	7,968,539	57,774
*	Tata Motors Ltd.	9,136,154	53,529
	Mahindra & Mahindra Ltd.	2,835,054	51,229
	State Bank of India	13,256,036	47,887
	Larsen & Toubro Ltd.	2,086,528	44,918
	IndusInd Bank Ltd.	2,703,074	37,615
	NTPC Ltd. (Common)	18,527,438	37,555
	Wipro Ltd.	4,206,612	36,986
	Hero MotoCorp Ltd.	918,555	36,214
	Tech Mahindra Ltd.	4,332,853	35,672
	Adani Ports & Special Economic Zone Ltd.	7,727,230	34,899
	Asian Paints Ltd.	2,694,429	34,168
	Indiabulls Housing Finance Ltd.	3,062,985	33,665
	Aurobindo Pharma Ltd.	2,526,898	32,233
	Indian Oil Corp. Ltd.	5,226,351	31,916
	Cipla Ltd.	3,022,436	31,858

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Dr Reddy's Laboratories Ltd.	485,600	31,598
Zee Entertainment Enterprises Ltd.	5,048,227	31,487
Eicher Motors Ltd.	114,401	30,986
Bharti Infratel Ltd.	5,153,476	30,626
Maruti Suzuki India Ltd.	446,509	30,327
Idea Cellular Ltd.	13,437,032	28,695
UltraTech Cement Ltd.	618,644	27,276
* United Spirits Ltd.	555,010	26,667
Bajaj Auto Ltd.	654,559	25,496
Shriram Transport Finance Co. Ltd.	1,578,752	22,738
Bosch Ltd.	70,720	22,092
Bharat Petroleum Corp. Ltd.	1,634,880	21,751
Godrej Consumer Products Ltd.	1,123,954	21,671
Power Grid Corp. of India Ltd.	10,637,588	20,923
Dabur India Ltd.	4,925,889	20,290
Nestle India Ltd.	214,309	20,222
UPL Ltd.	2,834,157	19,878
Glenmark Pharmaceuticals Ltd.	1,295,414	19,585
Dr Reddy's Laboratories Ltd. ADR	292,825	18,972
Ambuja Cements Ltd.	5,878,308	18,574
Vedanta Ltd.	11,365,542	17,214
LIC Housing Finance Ltd.	2,341,543	17,131
Bharat Heavy Electricals Ltd.	5,552,960	16,841
ICICI Bank Ltd. ADR	1,919,835	16,549
Wipro Ltd. ADR	1,323,075	16,380
Siemens Ltd.	797,487	16,135
Yes Bank Ltd.	1,356,117	15,681
JSW Steel Ltd.	1,103,964	15,327
Mindtree Ltd.	636,878	15,270
* Cadila Healthcare Ltd.	2,337,362	14,880
* Shree Cement Ltd.	79,303	14,868
Apollo Hospitals Enterprise Ltd.	721,140	14,451
* Tata Motors Ltd. Class A	3,616,188	14,333
GAIL India Ltd.	2,887,574	13,598
Britannia Industries Ltd.	268,761	13,266
Divi's Laboratories Ltd.	735,494	12,951
Rajesh Exports Ltd.	1,318,160	12,950
Marico Ltd.	2,132,055	12,608
Rural Electrification Corp. Ltd.	3,272,320	12,460
Bajaj Finance Ltd.	153,241	12,216
Oracle Financial Services Software Ltd.	201,390	11,940
* Reliance Communications Ltd.	9,989,112	11,473
NMDC Ltd.	7,379,166	11,270
Bharat Forge Ltd.	857,274	11,229
Piramal Enterprises Ltd.	783,884	11,203
Motherson Sumi Systems Ltd.	2,961,454	11,097
Power Finance Corp. Ltd.	2,982,213	10,913
Titan Co. Ltd.	2,033,627	10,865
Bajaj Finserv Ltd.	351,469	10,567
Bharat Electronics Ltd.	546,911	10,391
Cummins India Ltd.	626,292	10,273
Bank of Baroda	4,158,180	10,136
Crompton Greaves Ltd.	3,807,451	10,107
Pidilite Industries Ltd.	1,156,732	9,904
Cairn India Ltd.	4,208,597	9,847
Max India Ltd.	1,206,322	9,753
Hindalco Industries Ltd.	7,607,467	9,742
Page Industries Ltd.	45,323	9,741
GlaxoSmithKline Pharmaceuticals Ltd.	187,559	9,497
Tata Power Co. Ltd.	9,033,766	9,489
Ashok Leyland Ltd.	6,398,953	9,140
United Breweries Ltd.	636,481	9,121
Hindustan Petroleum Corp. Ltd.	774,517	9,090
ACC Ltd.	428,650	9,032

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Colgate-Palmolive India Ltd.	615,886	8,993
Havells India Ltd.	2,320,941	8,984
Aditya Birla Nuvo Ltd.	285,213	8,983
ABB India Ltd.	473,109	8,937
Torrent Pharmaceuticals Ltd.	377,763	8,881
Mahindra & Mahindra Financial Services Ltd.	2,536,431	8,785
GlaxoSmithKline Consumer Healthcare Ltd.	93,230	8,573
* Suzlon Energy Ltd.	22,704,957	8,507
Tata Steel Ltd.	2,193,200	8,241
Grasim Industries Ltd.	144,024	8,167
Emami Ltd.	496,186	8,130
Castrol India Ltd.	1,093,105	7,734
Reliance Capital Ltd.	1,169,638	7,529
Reliance Infrastructure Ltd.	1,236,408	7,471
Steel Authority of India Ltd.	9,098,742	7,406
DLF Ltd.	4,069,744	7,213
Wockhardt Ltd.	312,139	7,117
Oil India Ltd.	1,144,130	7,087
Punjab National Bank	3,480,820	6,808
CRISIL Ltd.	220,483	6,596
Jubilant Foodworks Ltd.	293,884	6,571
* Blue Dart Express Ltd.	55,992	6,514
Federal Bank Ltd.	7,783,259	6,445
* IDFC Bank Ltd.	5,774,703	6,407
Bajaj Holdings & Investment Ltd.	243,429	6,178
MRF Ltd.	9,873	6,006
Dewan Housing Finance Corp. Ltd.	1,704,685	5,840
Apollo Tyres Ltd.	2,156,946	5,627
Hindustan Zinc Ltd.	2,322,711	5,571
Strides Arcolab Ltd.	281,581	5,554
* SKS Microfinance Ltd.	837,162	5,504
Sundaram Finance Ltd.	241,167	5,485
Mphasis Ltd.	756,372	5,477
Cyient Ltd.	662,858	5,435
JSW Energy Ltd.	3,808,288	5,412
Just Dial Ltd.	434,219	5,308
Info Edge India Ltd.	457,075	5,269
CESC Ltd.	592,383	5,256
Gillette India Ltd.	70,591	5,234
IDFC Ltd.	5,774,703	5,186
Amara Raja Batteries Ltd.	374,173	5,155
Berger Paints India Ltd.	1,507,140	5,102
Petronet LNG Ltd.	1,717,145	5,090
AIA Engineering Ltd.	345,546	5,067
PI Industries Ltd.	487,694	4,977
Infosys Ltd. ADR	273,400	4,965
* Gujarat Pipavav Port Ltd.	2,008,329	4,939
HDFC Bank Ltd. ADR	80,536	4,924
Arvind Ltd.	1,157,970	4,900
IRB Infrastructure Developers Ltd.	1,246,901	4,673
Ajanta Pharma Ltd.	197,261	4,666
* Sun Pharma Advanced Research Co. Ltd.	788,357	4,649
Vakrangee Ltd.	2,306,601	4,603
Alembic Pharmaceuticals Ltd.	443,273	4,592
Bayer CropScience Ltd.	85,715	4,574
NCC Ltd.	3,695,620	4,521
Sun TV Network Ltd.	743,840	4,512
TVS Motor Co. Ltd.	1,101,828	4,464
Alstom T&D India Ltd.	555,615	4,452
* Indian Hotels Co. Ltd.	2,891,775	4,384
Exide Industries Ltd.	1,908,944	4,348
* Reliance Power Ltd.	5,604,707	4,312
Kajaria Ceramics Ltd.	310,880	4,308
Voltas Ltd.	985,820	4,265

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Adani Power Ltd.	8,853,507	4,251
* Essar Oil Ltd.	1,454,915	4,244
WABCO India Ltd.	41,725	4,226
Sintex Industries Ltd.	2,726,504	4,200
Canara Bank	992,163	4,185
IDBI Bank Ltd.	3,180,812	4,151
NHPC Ltd.	14,953,656	4,148
* Jindal Steel & Power Ltd.	3,389,006	4,139
L&T Finance Holdings Ltd.	4,020,182	4,101
* Dish TV India Ltd.	2,514,292	4,061
Credit Analysis & Research Ltd.	199,515	3,969
Tata Communications Ltd.	603,271	3,952
* Abbott India Ltd.	46,286	3,944
Pfizer Ltd.	99,649	3,878
* GMR Infrastructure Ltd.	19,388,285	3,872
Balkrishna Industries Ltd.	388,545	3,867
Sadbhav Engineering Ltd.	770,259	3,751
Godrej Industries Ltd.	618,493	3,696
Hexaware Technologies Ltd.	1,006,924	3,684
eClerx Services Ltd.	129,462	3,615
Adani Enterprises Ltd.	2,448,072	3,449
Persistent Systems Ltd.	344,727	3,390
Cox & Kings Ltd.	816,193	3,372
Oberoi Realty Ltd.	759,394	3,310
Repco Home Finance Ltd.	304,243	3,299
Redington India Ltd.	1,794,843	3,255
Thermax Ltd.	248,064	3,223
State Bank of India GDR	88,502	3,199
Torrent Power Ltd.	1,077,147	3,192
GRUH Finance Ltd.	798,180	3,108
Biocon Ltd.	438,543	3,047
KPIT Technologies Ltd.	1,440,202	3,002
* Bajaj Corp. Ltd.	478,516	2,989
Gateway Distriparks Ltd.	582,452	2,975
Ipca Laboratories Ltd.	240,831	2,863
Prestige Estates Projects Ltd.	905,193	2,809
Karur Vysya Bank Ltd.	422,049	2,720
Tata Global Beverages Ltd.	1,320,183	2,694
Ramco Cements Ltd.	487,337	2,694
IFCI Ltd.	6,592,461	2,679
Union Bank of India	1,121,833	2,674
Great Eastern Shipping Co. Ltd.	462,749	2,669
* Housing Development & Infrastructure Ltd.	2,402,330	2,655
* Whirlpool of India Ltd.	269,366	2,619
National Aluminium Co. Ltd.	4,226,285	2,483
Gujarat Fluorochemicals Ltd.	245,658	2,422
Tata Chemicals Ltd.	383,577	2,394
* Fortis Healthcare Ltd.	1,008,267	2,384
Muthoot Finance Ltd.	849,741	2,339
VA Tech Wabag Ltd.	238,146	2,330
* Jaiprakash Associates Ltd.	11,299,772	2,323
Bank of India	1,153,653	2,307
* Gujarat Gas Ltd.	271,283	2,305
Gujarat State Petronet Ltd.	1,163,083	2,298
Indraprastha Gas Ltd.	301,263	2,247
* Indiabulls Real Estate Ltd.	2,336,865	2,218
Jain Irrigation Systems Ltd.	2,299,763	2,166
Jammu & Kashmir Bank Ltd.	1,678,053	2,130
South Indian Bank Ltd.	6,788,992	2,120
Kaveri Seed Co. Ltd.	275,765	2,118
Engineers India Ltd.	701,249	2,102
CMC Ltd.	67,319	2,094
Sobha Ltd.	404,916	2,005
Syndicate Bank	1,394,420	1,996

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Tata Motors Ltd. ADR	67,417	1,994
Century Textiles & Industries Ltd.	216,666	1,830
Central Bank of India	1,421,514	1,812
* Hathway Cable & Datacom Ltd.	2,762,233	1,724
* Hindustan Construction Co. Ltd.	4,177,864	1,683
Welspun Corp. Ltd.	1,084,698	1,672
Coromandel International Ltd.	582,710	1,666
Karnataka Bank Ltd.	832,426	1,634
Future Retail Ltd.	889,040	1,610
* Mangalore Refinery & Petrochemicals Ltd.	1,893,657	1,581
* Bajaj Hindusthan Sugar Ltd.	5,159,657	1,567
Srei Infrastructure Finance Ltd.	2,279,583	1,560
* Jet Airways India Ltd.	232,291	1,548
Multi Commodity Exchange of India Ltd.	112,863	1,535
Alstom India Ltd.	153,620	1,453
PTC India Ltd.	1,438,597	1,421
Jindal Saw Ltd.	1,429,933	1,414
Rolta India Ltd.	936,910	1,408
* Shipping Corp. of India Ltd.	1,165,221	1,404
* Unitech Ltd.	11,790,102	1,368
Indian Bank	707,369	1,348
UCO Bank	1,710,924	1,330
Videocon Industries Ltd.	637,382	1,305
* Indian Overseas Bank	2,301,354	1,230
* Pipavav Defence & Offshore Engineering Co. Ltd.	1,393,873	1,217
* DEN Networks Ltd.	691,486	1,205
Polaris Consulting & Services Ltd.	410,487	1,202
McLeod Russel India Ltd.	448,439	1,176
* Balrampur Chini Mills Ltd.	1,236,279	1,145
* Adani Transmissions Ltd.	2,057,514	1,139
* India Cements Ltd.	951,110	1,137
Oriental Bank of Commerce	549,217	1,127
Andhra Bank	1,043,238	1,038
Allahabad Bank	824,882	945
* Punj Lloyd Ltd.	2,352,333	926
Raymond Ltd.	124,727	800
Radico Khaitan Ltd.	494,183	768
Amtek Auto Ltd.	1,209,979	734
Vijaya Bank	1,262,461	711
Gujarat State Fertilizers & Chemicals Ltd.	604,857	665
Corp Bank	981,445	653
Gujarat Mineral Development Corp. Ltd.	542,660	604
Chambal Fertilizers and Chemicals Ltd.	670,306	589
* Shree Renuka Sugars Ltd.	2,476,247	433
Castex Technologies Ltd.	929,432	336
Vedanta Ltd. ADR	16,320	98
* Nagarjuna Fertilizers & Chemicals Ltd.	312,129	54
Jain Irrigation Systems Ltd. DVR	32,150	20
* Chennai Super Kings Cricket Ltd.	951,110	—
* Arvind Infrastructure Ltd	93,681	—
		4,186,888
Indonesia (0.4%)
Bank Central Asia Tbk PT	115,088,900	108,043
Telekomunikasi Indonesia Persero Tbk PT	471,471,700	93,263
Astra International Tbk PT	188,326,900	80,741
Bank Rakyat Indonesia Persero Tbk PT	100,737,200	76,936
Bank Mandiri Persero Tbk PT	87,521,124	55,345
Unilever Indonesia Tbk PT	10,758,600	29,030
Bank Negara Indonesia Persero Tbk PT	70,322,395	24,282
Perusahaan Gas Negara Persero Tbk PT	100,755,600	21,937
Semen Indonesia Persero Tbk PT	27,959,500	19,887
United Tractors Tbk PT	14,329,241	18,904
Kalbe Farma Tbk PT	177,584,210	18,463
Indocement Tunggal Prakarsa Tbk PT	12,569,400	16,405

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Indofood Sukses Makmur Tbk PT	40,729,600	16,352
Lippo Karawaci Tbk PT	178,202,100	15,455
Gudang Garam Tbk PT	4,310,900	13,508
Charoen Pokphand Indonesia Tbk PT	69,178,358	12,532
Surya Citra Media Tbk PT	53,937,100	11,455
Indofood CBP Sukses Makmur Tbk PT	10,762,900	10,362
Summarecon Agung Tbk PT	99,976,900	10,112
* Tower Bersama Infrastructure Tbk PT	18,815,900	9,760
Bumi Serpong Damai Tbk PT	72,633,400	8,524
Ciputra Development Tbk PT	102,332,954	8,057
Pakuwon Jati Tbk PT	219,302,834	6,772
Jasa Marga Persero Tbk PT	19,200,400	6,759
AKR Corporindo Tbk PT	15,649,600	6,722
Media Nusantara Citra Tbk PT	46,408,812	6,000
* XL Axiata Tbk PT	26,265,023	5,966
Bank Danamon Indonesia Tbk PT	28,921,009	5,818
Wijaya Karya Beton Tbk PT	80,785,905	5,747
Adaro Energy Tbk PT	115,306,492	4,983
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	85,889,600	4,720
Waskita Karya Persero Tbk PT	38,513,867	4,557
Wijaya Karya Persero Tbk PT	20,370,500	4,347
Astra Agro Lestari Tbk PT	2,892,400	4,179
Tambang Batubara Bukit Asam Persero Tbk PT	7,860,500	4,168
Matahari Putra Prima Tbk PT	24,150,600	3,913
Global Mediacom Tbk PT	60,226,318	3,797
MNC Investama Tbk PT	234,840,200	3,583
Ace Hardware Indonesia Tbk PT	67,790,200	3,304
* Vale Indonesia Tbk PT	20,394,998	3,299
Alam Sutera Realty Tbk PT	116,569,300	3,288
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	27,114,800	3,048
* Link Net Tbk PT	9,112,900	2,845
Bank Tabungan Negara Persero Tbk PT	33,039,197	2,844
* Aneka Tambang Persero Tbk PT	87,319,327	2,406
Indo Tambangraya Megah Tbk PT	3,798,300	2,333
* Lippo Cikarang Tbk PT	3,891,500	2,264
* Panin Financial Tbk PT	136,057,900	2,167
Intiland Development Tbk PT	55,080,300	2,023
Siloam International Hospitals Tbk PT	2,409,100	1,908
* Eagle High Plantations Tbk PT	104,569,400	1,788
* Sigmagold Inti Perkasa Tbk PT	51,695,900	1,681
* Mitra Adiperkasa Tbk PT	6,601,000	1,656
Surya Semesta Internusa Tbk PT	33,286,700	1,561
* Energi Mega Persada Tbk PT	364,463,432	1,330
Holcim Indonesia Tbk PT	16,030,700	1,225
Bekasi Fajar Industrial Estate Tbk PT	42,592,500	1,182
* Agung Podomoro Land Tbk PT	56,044,600	1,129
Ramayana Lestari Sentosa Tbk PT	22,496,600	1,033
Timah Persero Tbk PT	22,614,387	1,026
* Bakrie and Brothers Tbk PT	274,678,500	1,003
BISI International Tbk PT	10,850,100	947
Medco Energi Internasional Tbk PT	9,976,000	781
Salim Ivomas Pratama Tbk PT	22,989,100	777
* Bumi Resources Tbk PT	154,029,200	562
* Krakatau Steel Persero Tbk PT	22,187,900	504
Gajah Tunggal Tbk PT	9,957,100	427
Sampoerna Agro PT	4,713,700	402
* Berlian Laju Tanker Tbk PT	25,926,000	371
* Bakrie Telecom Tbk PT	94,762,000	346
* Harum Energy Tbk PT	5,296,000	326
* Darma Henwa Tbk PT	41,394,000	151
		813,321
Ireland (0.3%)
Kerry Group plc Class A	1,364,387	110,810
* Bank of Ireland	257,705,547	95,871

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Smurfit Kappa Group plc	2,210,410	62,941
* Ryanair Holdings plc ADR	743,035	58,098
Kingspan Group plc	1,652,263	39,989
Paddy Power plc	313,307	36,218
Glanbia plc	1,630,870	31,605
C&C Group plc	3,177,381	12,675
Green REIT plc	6,075,179	10,506
* Ryanair Holdings plc	695,654	10,303
FBD Holdings plc	155,719	1,190
* Irish Bank Resolution Corp. Ltd.	698,992	—
		470,206
Israel (0.5%)
Teva Pharmaceutical Industries Ltd.	8,899,032	528,618
Bank Hapoalim BM	9,186,747	47,790
* Bank Leumi Le-Israel BM	11,665,462	44,209
Bezeq The Israeli Telecommunication Corp. Ltd.	17,758,703	38,148
NICE-Systems Ltd.	500,624	30,964
Israel Chemicals Ltd.	4,195,711	23,246
* Israel Discount Bank Ltd. Class A	9,874,041	17,993
Elbit Systems Ltd.	226,968	17,970
Frutarom Industries Ltd.	337,631	14,572
Azrieli Group	344,609	13,465
Mizrahi Tefahot Bank Ltd.	1,081,434	13,108
Delek Group Ltd.	44,206	10,667
Gazit-Globe Ltd.	806,801	8,737
* Tower Semiconductor Ltd.	630,467	8,600
Osem Investments Ltd.	355,559	6,870
Paz Oil Co. Ltd.	45,296	6,758
Alony Hetz Properties & Investments Ltd.	882,985	6,734
* EZchip Semiconductor Ltd.	274,756	6,699
Israel Corp. Ltd.	21,754	5,613
* Airport City Ltd.	527,888	5,131
First International Bank Of Israel Ltd.	400,672	5,054
Teva Pharmaceutical Industries Ltd. ADR	78,230	4,630
Melisron Ltd.	125,093	4,365
Harel Insurance Investments & Financial Services Ltd.	998,279	4,217
Reit 1 Ltd.	1,527,246	4,188
* Strauss Group Ltd.	285,792	4,090
* Partner Communications Co. Ltd.	865,418	3,923
* Oil Refineries Ltd.	9,818,795	3,587
Shikun & Binui Ltd.	1,843,131	3,350
* Jerusalem Oil Exploration	73,356	2,928
* Compugen Ltd.	469,511	2,901
Amot Investments Ltd.	881,182	2,866
* Clal Insurance Enterprises Holdings Ltd.	183,977	2,798
Ituran Location and Control Ltd.	135,814	2,788
* Cellcom Israel Ltd. (Registered)	363,387	2,719
* Nova Measuring Instruments Ltd.	236,297	2,465
* Mazor Robotics Ltd.	446,678	2,418
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	51,418	2,414
Delek Automotive Systems Ltd.	253,135	2,395
Silicom Ltd.	60,158	1,939
* Evogene Ltd.	239,973	1,854
* Kenon Holdings Ltd.	140,966	1,851
* Shufersal Ltd.	635,239	1,818
Norstar Holdings Inc.	80,362	1,729
* Phoenix Holdings Ltd.	646,612	1,701
Migdal Insurance & Financial Holding Ltd.	1,864,315	1,690
Menorah Mivtachim Holdings Ltd.	192,856	1,686
Electra Ltd.	12,846	1,634
* Allot Communications Ltd.	252,730	1,435
* Naphtha Israel Petroleum Corp. Ltd.	254,555	1,423
* Africa Israel Properties Ltd.	104,259	1,412
* IDI Insurance Co. Ltd.	26,104	1,302

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Delta-Galil Industries Ltd.	39,663	1,250
*	Africa Israel Investments Ltd.	1,404,537	1,039
*	AudioCodes Ltd.	256,599	893
*	Gilat Satellite Networks Ltd.	245,895	860
*	Ceragon Networks Ltd.	458,454	829
*	Kamada Ltd.	191,257	768
*	Cellcom Israel Ltd.	96,644	737
*	Property & Building Corp. Ltd.	8,855	650
*	Jerusalem Economy Ltd.	199,572	388
			948,876
Italy (1.9%)
	Intesa Sanpaolo SPA (Registered)	112,928,104	393,684
	Eni SPA	23,111,757	377,065
	Enel SPA	64,361,712	297,156
	UniCredit SPA	45,877,587	296,849
	Assicurazioni Generali SPA	11,831,619	224,428
*	Telecom Italia SPA (Registered)	105,346,086	146,726
	Atlantia SPA	4,473,168	124,021
*	Fiat Chrysler Automobiles NV	8,216,193	120,803
	Luxottica Group SPA	1,645,364	115,116
	Snam SPA	20,327,888	105,142
^	Terna Rete Elettrica Nazionale SPA	13,391,373	68,070
	Telecom Italia SPA (Bearer)	56,643,315	63,766
	Unione di Banche Italiane SPA	8,104,108	60,495
	CNH Industrial NV	8,621,384	58,205
	Tenaris SA	4,146,715	52,285
	Mediobanca SPA	5,143,572	51,785
*	Banco Popolare SC	3,399,805	50,920
*	Finmeccanica SPA	3,574,630	46,806
	EXOR SPA	918,817	45,647
	Prysmian SPA	1,926,558	41,654
	Banca Monte dei Paschi di Siena SPA	22,653,893	41,552
	Banca Popolare di Milano Scarl	41,473,343	39,017
	Banca Popolare dell'Emilia Romagna SC	4,477,226	36,079
	Mediaset SPA	7,031,155	35,743
	Enel Green Power SPA	14,631,732	30,928
	Intesa Sanpaolo SPA	8,768,790	28,041
	Azimut Holding SPA	1,047,631	25,155
	Recordati SPA	956,885	23,800
	UnipolSai SPA	9,827,464	23,687
	Davide Campari-Milano SPA	2,641,462	22,582
*,^	Saipem SPA	2,373,146	22,309
	Unipol Gruppo Finanziario SPA	4,577,609	21,355
	Moncler SPA	1,255,348	20,236
	A2A SPA	14,560,467	19,976
	Italcementi SPA	1,797,828	19,970
2	Anima Holding SPA	2,018,591	19,823
	Mediolanum SPA	2,402,153	19,537
	Banca Popolare di Sondrio SCARL	4,233,601	19,305
*	Yoox Net-A-Porter Group SPA	543,363	18,394
	Banca Generali SPA	539,835	16,655
	Hera SPA	5,774,507	15,175
	FinecoBank Banca Fineco SPA	1,987,647	15,000
*	Credito Valtellinese SC	10,441,467	13,116
	De' Longhi SPA	530,171	12,966
	Brembo SPA	283,933	12,523
^	Salvatore Ferragamo SPA	453,679	12,330
	Ansaldo STS SPA	1,145,633	12,183
	Cerved Information Solutions SPA	1,536,072	11,633
^	Banca Carige SPA	6,325,989	11,555
^	Buzzi Unicem SPA	670,029	11,347
*	Autogrill SPA	1,213,101	11,277
	Interpump Group SPA	762,308	11,215
^	Tod's SPA	128,668	10,767

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Societa Cattolica di Assicurazioni SCRL	1,362,376	10,661
	DiaSorin SPA	222,769	9,970
^	Ei Towers SPA	155,766	9,450
	Beni Stabili SpA SIIQ	10,012,347	8,234
	Parmalat SPA	2,872,964	7,473
	Societa Iniziative Autostradali e Servizi SPA	645,844	7,399
	Salini Impregilo SPA	1,765,475	7,323
^	Industria Macchine Automatiche SPA	136,120	7,041
	ACEA SPA	474,654	6,822
*,2	OVS SPA	977,100	6,728
	Iren SPA	4,059,063	6,689
*,^	Saras SPA	3,383,434	6,682
	Amplifon SPA	833,866	6,489
	ERG SPA	445,964	6,333
	MARR SPA	295,062	6,014
	Danieli & C Officine Meccaniche SPA RSP	372,156	5,632
	Credito Emiliano SPA	701,456	5,013
^	Brunello Cucinelli SPA	259,811	4,706
2	RAI Way SPA	884,600	4,503
	Banca IFIS SPA	181,817	4,491
	ASTM SPA	323,198	4,338
	Italmobiliare SPA RSP	151,282	4,116
^	Piaggio & C SPA	1,554,703	3,862
*	CIR-Compagnie Industriali Riunite SPA	3,461,772	3,821
	Buzzi Unicem SPA	365,804	3,689
*,^	Safilo Group SPA	296,352	3,687
	Tenaris SA ADR	139,938	3,536
*,^	Geox SPA	730,408	3,404
^	Astaldi SPA	410,196	3,303
*,^	RCS MediaGroup SPA	3,673,335	2,936
^	Italmobiliare SPA	65,124	2,815
	Cementir Holding SPA	495,654	2,776
	Immobiliare Grande Distribuzione SIIQ SPA	2,764,282	2,760
*,^	Fincantieri SPA	5,012,443	2,750
	Esprinet SPA	294,991	2,654
	Danieli & C Officine Meccaniche SPA	119,698	2,562
	Zignago Vetro SPA	293,725	1,912
*,^	Gruppo Editoriale L'Espresso SPA	1,395,724	1,509
*	Arnoldo Mondadori Editore SPA	1,192,987	1,453
*	Cofide SPA	2,820,809	1,376
	DeA Capital SPA	821,732	1,327
	Falck Renewables SPA	960,562	1,204
^	Trevi Finanziaria Industriale SPA	800,928	1,035
*,^	Juventus Football Club SPA	3,320,053	953
*	Sogefi SPA	339,011	819
*	Gemina SPA CVR Exp. 12/31/2049	2,837,088	41
			3,608,145
Japan (17.4%)
	Toyota Motor Corp.	24,835,644	1,520,701
	Mitsubishi UFJ Financial Group Inc.	130,392,650	843,156
	Honda Motor Co. Ltd.	16,813,822	558,216
	Sumitomo Mitsui Financial Group Inc.	12,178,425	484,175
	SoftBank Group Corp.	8,693,157	483,863
	Mizuho Financial Group Inc.	232,116,886	474,641
	KDDI Corp.	17,615,098	425,507
	Takeda Pharmaceutical Co. Ltd.	7,256,471	352,743
	East Japan Railway Co.	3,558,900	337,830
	Japan Tobacco Inc.	9,737,764	336,411
	Sony Corp.	11,778,637	334,050
	Seven & i Holdings Co. Ltd.	7,313,709	330,491
	FANUC Corp.	1,834,789	322,882
	Central Japan Railway Co.	1,697,114	308,153
	Astellas Pharma Inc.	20,375,955	294,567
	Canon Inc.	9,828,527	293,580

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Mitsubishi Estate Co. Ltd.	11,860,490	253,570
Tokio Marine Holdings Inc.	6,582,031	252,141
Murata Manufacturing Co. Ltd.	1,765,071	250,294
NTT DOCOMO Inc.	12,743,331	250,141
Hitachi Ltd.	43,503,803	249,907
Mitsui Fudosan Co. Ltd.	8,891,720	241,031
Kao Corp.	4,695,155	239,812
Mitsubishi Corp.	12,922,499	234,098
Panasonic Corp.	19,921,455	233,775
Shin-Etsu Chemical Co. Ltd.	3,858,321	228,439
Nissan Motor Co. Ltd.	21,983,388	228,075
Fuji Heavy Industries Ltd.	5,864,242	226,425
Keyence Corp.	426,764	221,499
Bridgestone Corp.	6,014,153	220,506
Denso Corp.	4,707,607	217,946
Mitsui & Co. Ltd.	15,954,002	201,530
Nomura Holdings Inc.	31,974,070	200,319
Mitsubishi Electric Corp.	18,524,584	192,114
Dai-ichi Life Insurance Co. Ltd.	10,597,370	183,223
ORIX Corp.	12,294,749	179,750
Nippon Telegraph & Telephone Corp.	4,815,024	176,823
Fast Retailing Co. Ltd.	477,794	173,865
Nidec Corp.	2,272,950	170,782
ITOCHU Corp.	13,460,619	167,667
Kubota Corp.	10,518,799	162,154
Nintendo Co. Ltd.	1,012,065	161,562
Daikin Industries Ltd.	2,496,569	159,839
Hoya Corp.	3,881,477	159,531
Daiwa House Industry Co. Ltd.	6,047,463	157,899
FUJIFILM Holdings Corp.	3,928,161	156,137
Eisai Co. Ltd.	2,487,657	154,764
Nippon Steel & Sumitomo Metal Corp.	7,598,413	153,682
Mitsubishi Heavy Industries Ltd.	29,987,679	150,929
Komatsu Ltd.	8,821,013	145,626
MS&AD Insurance Group Holdings Inc.	4,831,385	141,789
SMC Corp.	546,599	140,110
Sumitomo Mitsui Trust Holdings Inc.	35,421,393	135,549
Sumitomo Realty & Development Co. Ltd.	4,051,531	132,833
Kyocera Corp.	2,921,253	131,683
Suzuki Motor Corp.	3,841,433	125,395
Toray Industries Inc.	14,202,436	123,642
Daiichi Sankyo Co. Ltd.	6,325,542	123,299
Secom Co. Ltd.	1,819,549	121,020
West Japan Railway Co.	1,720,456	120,363
Dentsu Inc.	2,080,748	116,559
Ono Pharmaceutical Co. Ltd.	854,236	116,399
Shimano Inc.	737,007	115,827
Otsuka Holdings Co. Ltd.	3,497,621	115,699
Sumitomo Corp.	10,557,224	115,680
Resona Holdings Inc.	21,763,051	114,757
Shionogi & Co. Ltd.	2,765,523	113,046
Kirin Holdings Co. Ltd.	7,875,764	111,138
Sompo Japan Nipponkoa Holdings Inc.	3,522,730	109,813
Asahi Group Holdings Ltd.	3,560,816	109,579
Ajinomoto Co. Inc.	4,935,318	109,547
Oriental Land Co. Ltd.	1,807,583	109,403
Daiwa Securities Group Inc.	16,022,282	109,270
Rakuten Inc.	7,882,875	109,091
Tokyo Gas Co. Ltd.	21,720,268	107,246
Mazda Motor Corp.	5,311,065	104,293
Chubu Electric Power Co. Inc.	6,662,360	102,152
Olympus Corp.	3,007,211	101,031
Recruit Holdings Co. Ltd.	3,135,886	100,586
MEIJI Holdings Co. Ltd.	1,280,490	100,359

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Toshiba Corp.	35,633,759	100,223
* Tokyo Electric Power Co. Inc.	14,585,680	99,190
Sumitomo Electric Industries Ltd.	7,178,652	97,661
Aeon Co. Ltd.	6,480,897	95,756
Nitto Denko Corp.	1,467,491	93,605
Tokyo Electron Ltd.	1,531,930	91,476
Sekisui House Ltd.	5,510,187	91,411
Terumo Corp.	3,066,806	90,551
Marubeni Corp.	15,603,284	89,863
JX Holdings Inc.	22,676,606	88,610
* Kansai Electric Power Co. Inc.	6,849,677	87,271
Shiseido Co. Ltd.	3,661,593	86,363
Tokyu Corp.	10,621,959	85,857
Japan Exchange Group Inc.	5,144,620	82,506
Inpex Corp.	8,642,804	82,384
Sumitomo Chemical Co. Ltd.	14,268,691	81,444
Toyota Industries Corp.	1,528,992	80,036
Fujitsu Ltd.	16,705,441	78,606
T&D Holdings Inc.	5,891,536	76,980
Hankyu Hanshin Holdings Inc.	11,795,165	76,843
Mitsubishi Chemical Holdings Corp.	12,326,372	76,587
Sysmex Corp.	1,339,318	76,539
Asahi Kasei Corp.	12,474,330	76,300
NEC Corp.	24,427,112	75,311
JFE Holdings Inc.	4,799,752	75,057
Daito Trust Construction Co. Ltd.	691,895	74,844
Osaka Gas Co. Ltd.	18,559,196	72,906
TDK Corp.	1,117,671	70,899
Aisin Seiki Co. Ltd.	1,780,619	70,467
Ricoh Co. Ltd.	6,390,449	68,707
Unicharm Corp.	3,197,610	68,148
Yamato Holdings Co. Ltd.	3,426,373	67,187
Bank of Yokohama Ltd.	10,756,638	66,836
Taisei Corp.	10,199,645	66,209
Chugai Pharmaceutical Co. Ltd.	2,048,131	65,676
Kintetsu Group Holdings Co. Ltd.	16,951,581	65,412
Isuzu Motors Ltd.	5,401,893	62,779
Tohoku Electric Power Co. Inc.	4,476,069	62,623
Makita Corp.	1,140,237	62,184
Omron Corp.	1,867,385	61,596
Dai Nippon Printing Co. Ltd.	5,769,011	59,453
Yamaha Motor Co. Ltd.	2,620,090	58,706
NTT Data Corp.	1,181,670	58,569
Odakyu Electric Railway Co. Ltd.	5,741,055	55,953
Obayashi Corp.	6,330,264	55,444
Electric Power Development Co. Ltd.	1,681,521	55,229
Sumitomo Metal Mining Co. Ltd.	4,425,630	55,096
NGK Insulators Ltd.	2,529,883	54,414
Isetan Mitsukoshi Holdings Ltd.	3,397,713	54,297
Kawasaki Heavy Industries Ltd.	13,504,164	53,896
Nitori Holdings Co. Ltd.	690,157	53,701
* Kyushu Electric Power Co. Inc.	4,355,664	52,525
LIXIL Group Corp.	2,436,588	52,033
Yahoo Japan Corp.	12,246,046	51,788
Kikkoman Corp.	1,659,075	51,733
Mitsubishi Motors Corp.	5,817,699	51,488
Alps Electric Co. Ltd.	1,666,202	51,309
NSK Ltd.	4,353,963	51,292
Asahi Glass Co. Ltd.	8,956,685	51,034
Santen Pharmaceutical Co. Ltd.	3,729,185	50,435
Yakult Honsha Co. Ltd.	956,173	50,378
Shizuoka Bank Ltd.	5,021,494	50,070
Toyota Tsusho Corp.	2,112,062	48,146
Suntory Beverage & Food Ltd.	1,184,556	47,847

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Chiba Bank Ltd.	6,376,052	46,336
Shimizu Corp.	5,300,154	46,286
Tobu Railway Co. Ltd.	9,477,470	45,724
Lawson Inc.	618,632	45,642
Asics Corp.	1,651,193	45,469
Kajima Corp.	7,895,058	45,179
^ TOTO Ltd.	1,337,176	45,080
NGK Spark Plug Co. Ltd.	1,838,727	44,750
Bandai Namco Holdings Inc.	1,822,161	44,636
Koito Manufacturing Co. Ltd.	1,170,151	44,179
Toppan Printing Co. Ltd.	4,879,803	43,618
Keio Corp.	5,371,421	43,587
Chugoku Electric Power Co. Inc.	2,846,966	42,923
Oji Holdings Corp.	8,259,483	42,679
^ Nikon Corp.	3,307,455	42,649
Ryohin Keikaku Co. Ltd.	210,623	42,212
Konica Minolta Inc.	4,096,862	42,073
Fukuoka Financial Group Inc.	8,022,848	42,051
Rohm Co. Ltd.	831,152	40,846
Sekisui Chemical Co. Ltd.	3,473,905	40,824
Mitsubishi Materials Corp.	11,658,925	40,456
^ Casio Computer Co. Ltd.	2,142,339	40,214
Don Quijote Holdings Co. Ltd.	1,091,098	40,006
Seiko Epson Corp.	2,624,066	39,957
Aozora Bank Ltd.	10,948,512	39,870
Yamaha Corp.	1,600,110	39,576
Kyowa Hakko Kirin Co. Ltd.	2,409,680	39,556
Nippon Yusen KK	15,092,969	39,303
IHI Corp.	13,942,941	39,293
Shimadzu Corp.	2,508,991	38,893
Nomura Research Institute Ltd.	946,687	38,586
Keikyu Corp.	4,661,061	38,213
NH Foods Ltd.	1,820,604	38,024
J Front Retailing Co. Ltd.	2,315,581	37,884
Nisshin Seifun Group Inc.	2,466,810	37,536
Daicel Corp.	2,838,526	37,345
Taiheiyo Cement Corp.	11,310,811	37,171
Trend Micro Inc.	952,254	36,984
Hirose Electric Co. Ltd.	306,248	36,947
Kuraray Co. Ltd.	3,000,459	36,876
Seibu Holdings Inc.	1,819,538	36,780
Nippon Express Co. Ltd.	7,152,137	36,680
USS Co. Ltd.	2,052,840	36,178
JTEKT Corp.	2,108,604	36,149
Nippon Paint Holdings Co. Ltd.	1,674,399	35,214
Mitsubishi Tanabe Pharma Corp.	2,084,285	35,163
Nagoya Railroad Co. Ltd.	8,505,179	35,111
Kobe Steel Ltd.	27,885,389	35,041
Bank of Kyoto Ltd.	3,422,899	34,399
Alfresa Holdings Corp.	1,773,945	33,960
Minebea Co. Ltd.	3,088,682	33,850
Keihan Electric Railway Co. Ltd.	4,773,266	33,765
Nissan Chemical Industries Ltd.	1,350,527	33,382
Obic Co. Ltd.	628,587	33,133
Joyo Bank Ltd.	6,385,508	33,025
MISUMI Group Inc.	2,523,457	32,795
Hamamatsu Photonics KK	1,279,267	32,704
M3 Inc.	1,698,491	32,663
Tokyu Fudosan Holdings Corp.	4,659,212	32,647
Keisei Electric Railway Co. Ltd.	2,640,789	32,425
Suruga Bank Ltd.	1,649,836	32,387
ANA Holdings Inc.	10,847,558	32,295
JGC Corp.	2,043,261	32,269
Mitsui Chemicals Inc.	8,529,929	32,141

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Teijin Ltd.	9,063,628	31,891
Nissin Foods Holdings Co. Ltd.	684,594	31,579
Toyo Suisan Kaisha Ltd.	842,448	31,019
Japan Airlines Co. Ltd.	816,855	30,720
Hulic Co. Ltd.	3,297,844	30,703
Tosoh Corp.	6,059,488	30,641
Sohgo Security Services Co. Ltd.	632,887	30,596
Shinsei Bank Ltd.	14,615,951	30,517
Credit Saison Co. Ltd.	1,489,555	30,489
Toyo Seikan Group Holdings Ltd.	1,566,378	30,369
Amada Holdings Co. Ltd.	3,409,894	30,221
Hiroshima Bank Ltd.	5,430,017	30,041
Suzuken Co. Ltd.	777,401	29,704
Toho Gas Co. Ltd.	4,819,793	29,456
Sony Financial Holdings Inc.	1,634,134	29,201
TonenGeneral Sekiyu KK	2,799,009	29,082
^ Japan Airport Terminal Co. Ltd.	534,780	29,004
Marui Group Co. Ltd.	2,244,632	28,926
Hino Motors Ltd.	2,536,205	28,854
Yamada Denki Co. Ltd.	6,399,596	28,838
Yaskawa Electric Corp.	2,434,349	28,817
Toho Co. Ltd. (Tokyo Shares 9602)	1,100,212	28,590
JSR Corp.	1,803,341	28,412
* Kyushu Financial Group Inc.	3,686,069	28,347
Shimamura Co. Ltd.	252,694	28,293
Kansai Paint Co. Ltd.	1,854,123	28,120
Pigeon Corp.	1,004,197	28,069
Rinnai Corp.	355,356	28,055
Mitsui OSK Lines Ltd.	10,507,476	27,938
Brother Industries Ltd.	2,189,875	27,880
Seven Bank Ltd.	6,122,766	27,792
Iida Group Holdings Co. Ltd.	1,484,613	27,728
Hokuhoku Financial Group Inc.	12,472,619	27,582
Kaneka Corp.	3,112,845	27,513
Kose Corp.	281,978	27,360
Taisho Pharmaceutical Holdings Co. Ltd.	439,059	27,315
Iyo Bank Ltd.	2,532,349	27,093
Hoshizaki Electric Co. Ltd.	372,973	26,955
Gunma Bank Ltd.	4,297,554	26,926
Stanley Electric Co. Ltd.	1,414,017	26,863
Hisamitsu Pharmaceutical Co. Inc.	683,796	26,441
Haseko Corp.	2,596,328	26,421
Yamazaki Baking Co. Ltd.	1,367,826	26,233
Tsuruha Holdings Inc.	328,375	26,004
Nankai Electric Railway Co. Ltd.	5,092,931	25,970
Hokuriku Electric Power Co.	1,743,317	25,931
Sojitz Corp.	11,781,440	25,821
Yamaguchi Financial Group Inc.	2,102,719	25,782
Hachijuni Bank Ltd.	3,792,320	25,698
MediPal Holdings Corp.	1,471,148	25,598
Yokogawa Electric Corp.	2,297,204	25,569
AEON Financial Service Co. Ltd.	1,007,788	25,172
Sumitomo Rubber Industries Ltd.	1,683,349	25,013
Takashimaya Co. Ltd.	2,793,411	24,884
Calbee Inc.	692,618	24,879
NOK Corp.	1,054,621	24,739
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,718,011	24,680
Mabuchi Motor Co. Ltd.	501,407	24,591
Shikoku Electric Power Co. Inc.	1,451,993	24,541
NTN Corp.	4,910,767	24,311
Kewpie Corp.	1,065,887	24,233
Fuji Electric Co. Ltd.	5,438,898	24,175
Kurita Water Industries Ltd.	1,072,561	24,171
Kakaku.com Inc.	1,284,038	23,977

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Hakuhodo DY Holdings Inc.	2,277,846	23,857
Nippon Shokubai Co. Ltd.	305,509	23,842
Sumitomo Heavy Industries Ltd.	5,300,872	23,781
Nomura Real Estate Holdings Inc.	1,115,275	23,698
Tokyo Tatemono Co. Ltd.	1,911,823	23,647
Daihatsu Motor Co. Ltd.	1,937,782	23,636
Miraca Holdings Inc.	528,456	23,480
Chugoku Bank Ltd.	1,659,765	23,402
Sotetsu Holdings Inc.	4,118,648	23,378
Kobayashi Pharmaceutical Co. Ltd.	301,429	23,349
FamilyMart Co. Ltd.	571,762	23,338
Air Water Inc.	1,425,337	23,253
Otsuka Corp.	480,753	23,211
^ Lion Corp.	2,415,730	23,190
Ezaki Glico Co. Ltd.	480,631	22,906
Kaken Pharmaceutical Co. Ltd.	330,789	22,768
Citizen Holdings Co. Ltd.	2,953,848	22,353
SBI Holdings Inc.	1,961,650	22,086
Nabtesco Corp.	1,089,974	21,828
Disco Corp.	238,157	21,632
Mitsubishi Gas Chemical Co. Inc.	3,884,549	21,603
Zenkoku Hosho Co. Ltd.	629,671	21,201
DIC Corp.	7,766,126	20,955
Konami Holdings Corp.	915,624	20,801
Ube Industries Ltd.	9,939,449	20,788
THK Co. Ltd.	1,100,389	20,700
Hitachi Metals Ltd.	1,816,150	20,487
Park24 Co. Ltd.	955,872	20,048
Square Enix Holdings Co. Ltd.	742,241	19,974
Denka Co. Ltd.	4,310,439	19,921
Toyo Tire & Rubber Co. Ltd.	947,300	19,892
* Acom Co. Ltd.	3,641,002	19,832
Mitsubishi Logistics Corp.	1,366,680	19,657
Temp Holdings Co. Ltd.	1,295,031	19,292
Yokohama Rubber Co. Ltd.	1,007,533	19,283
Nishi-Nippon City Bank Ltd.	6,603,223	19,207
Sawai Pharmaceutical Co. Ltd.	302,093	19,204
Nisshinbo Holdings Inc.	1,419,329	19,182
Kawasaki Kisen Kaisha Ltd.	8,582,784	19,177
Dowa Holdings Co. Ltd.	2,177,249	18,910
IT Holdings Corp.	759,700	18,761
Sankyo Co. Ltd.	487,725	18,759
Nippon Shinyaku Co. Ltd.	478,366	18,699
Nippon Electric Glass Co. Ltd.	3,810,017	18,659
CyberAgent Inc.	452,751	18,564
Kamigumi Co. Ltd.	2,145,542	18,423
Aeon Mall Co. Ltd.	1,099,740	18,361
77 Bank Ltd.	3,330,035	18,318
Nishi-Nippon Railroad Co. Ltd.	3,517,346	18,145
Ebara Corp.	4,163,864	18,091
Aoyama Trading Co. Ltd.	497,591	18,084
* Hokkaido Electric Power Co. Inc.	1,696,325	18,024
Nippon Paper Industries Co. Ltd.	968,973	17,907
Sega Sammy Holdings Inc.	1,688,274	17,707
NHK Spring Co. Ltd.	1,736,455	17,646
Benesse Holdings Inc.	656,897	17,588
Asahi Intecc Co. Ltd.	456,900	17,541
Nippon Kayaku Co. Ltd.	1,639,861	17,078
Showa Denko KK	13,552,684	17,026
Sumco Corp.	1,695,040	17,011
Seino Holdings Co. Ltd.	1,434,104	16,978
Azbil Corp.	670,799	16,957
Sundrug Co. Ltd.	321,755	16,937
Nexon Co. Ltd.	1,225,372	16,904

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Sanwa Holdings Corp.	2,079,167	16,713
	Sumitomo Dainippon Pharma Co. Ltd.	1,500,779	16,543
	Sugi Holdings Co. Ltd.	338,289	16,452
	Hitachi High-Technologies Corp.	603,282	16,178
	Hikari Tsushin Inc.	212,497	16,143
*,^	Sharp Corp.	14,572,892	15,985
	Ushio Inc.	1,165,365	15,980
	Matsumotokiyoshi Holdings Co. Ltd.	372,867	15,943
	Toyoda Gosei Co. Ltd.	695,578	15,939
	Kinden Corp.	1,222,295	15,825
	Maruichi Steel Tube Ltd.	616,873	15,733
	SCSK Corp.	409,208	15,674
^	DeNA Co. Ltd.	974,861	15,629
	Nifco Inc.	406,170	15,625
	Showa Shell Sekiyu KK	1,774,495	15,596
	Resorttrust Inc.	606,212	15,534
	H2O Retailing Corp.	796,328	15,458
	Hitachi Chemical Co. Ltd.	975,189	15,376
	Tsumura & Co.	639,607	15,365
	Fujikura Ltd.	2,996,141	15,291
	Idemitsu Kosan Co. Ltd.	930,039	15,258
	Start Today Co. Ltd.	452,857	15,072
^	Sanrio Co. Ltd.	568,315	15,029
	Hitachi Construction Machinery Co. Ltd.	963,844	14,965
^	Ibiden Co. Ltd.	1,078,907	14,835
	Rohto Pharmaceutical Co. Ltd.	903,009	14,820
	Sumitomo Forestry Co. Ltd.	1,240,909	14,785
	Century Tokyo Leasing Corp.	434,726	14,684
	Taiyo Yuden Co. Ltd.	1,048,279	14,678
	Wacoal Holdings Corp.	1,161,771	14,543
	Nihon Kohden Corp.	743,639	14,387
	Daishi Bank Ltd.	3,196,553	14,369
	Juroku Bank Ltd.	3,236,842	14,367
	Horiba Ltd.	361,900	14,218
	DMG Mori Co. Ltd.	1,002,312	14,169
	Topcon Corp.	978,558	14,121
	Izumi Co. Ltd.	377,607	14,015
	Oracle Corp. Japan	307,267	13,943
	Sumitomo Osaka Cement Co. Ltd.	3,614,656	13,941
	Nichirei Corp.	2,153,478	13,938
	Daifuku Co. Ltd.	941,500	13,908
	Pilot Corp.	330,500	13,907
	GS Yuasa Corp.	3,667,092	13,876
	Taiyo Nippon Sanso Corp.	1,346,093	13,831
	MonotaRO Co. Ltd.	537,900	13,802
	Glory Ltd.	546,888	13,777
	COMSYS Holdings Corp.	1,049,640	13,660
	San-In Godo Bank Ltd.	1,486,514	13,654
	ADEKA Corp.	925,200	13,578
	OSG Corp.	723,300	13,577
	Tokai Tokyo Financial Holdings Inc.	2,229,965	13,481
	Sankyu Inc.	2,401,000	13,466
	K's Holdings Corp.	378,005	13,315
	Sapporo Holdings Ltd.	3,205,505	13,175
	Oki Electric Industry Co. Ltd.	7,728,000	13,002
	Tadano Ltd.	1,093,572	12,998
	Nagase & Co. Ltd.	1,039,769	12,882
	Nipro Corp.	1,143,591	12,780
	TS Tech Co. Ltd.	464,622	12,704
	Takara Holdings Inc.	1,760,487	12,599
^	Advantest Corp.	1,576,687	12,537
	Daido Steel Co. Ltd.	3,285,242	12,513
	Japan Steel Works Ltd.	3,340,394	12,355
	Shiga Bank Ltd.	2,313,607	12,321

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Toyobo Co. Ltd.	8,390,632	12,243
	Toda Corp.	2,248,353	12,198
*	Leopalace21 Corp.	2,284,400	12,128
	Chiyoda Corp.	1,600,788	12,108
	ABC-Mart Inc.	217,286	12,104
	Hitachi Capital Corp.	422,004	12,059
	Tokyo Ohka Kogyo Co. Ltd.	378,300	12,037
	Autobacs Seven Co. Ltd.	686,846	12,011
	Ogaki Kyoritsu Bank Ltd.	3,092,000	11,993
	Nihon M&A Center Inc.	293,200	11,970
	Toho Holdings Co. Ltd.	541,300	11,960
	Toyota Boshoku Corp.	558,932	11,890
	Penta-Ocean Construction Co. Ltd.	2,613,900	11,875
	Zeon Corp.	1,461,499	11,870
	Coca-Cola West Co. Ltd.	588,434	11,860
	Furukawa Electric Co. Ltd.	6,483,010	11,838
	House Foods Group Inc.	684,423	11,781
^	Kagome Co. Ltd.	690,467	11,714
	Keiyo Bank Ltd.	2,329,633	11,672
	Hyakugo Bank Ltd.	2,290,415	11,664
	Nikkon Holdings Co. Ltd.	605,600	11,658
	Skylark Co. Ltd.	894,400	11,592
	OKUMA Corp.	1,452,475	11,587
	Nichi-iko Pharmaceutical Co. Ltd.	418,300	11,585
	Jafco Co. Ltd.	303,330	11,533
	HIS Co. Ltd.	343,129	11,516
	Welcia Holdings Co. Ltd.	234,060	11,482
	SCREEN Holdings Co. Ltd.	1,946,665	11,466
	Awa Bank Ltd.	2,072,955	11,437
^	Bic Camera Inc.	1,411,057	11,426
	Pola Orbis Holdings Inc.	179,146	11,329
	Musashino Bank Ltd.	300,220	11,326
	Tsubakimoto Chain Co.	1,532,000	11,179
	UNY Group Holdings Co. Ltd.	2,021,470	11,153
	Lintec Corp.	474,053	11,058
	United Arrows Ltd.	256,700	11,050
	Calsonic Kansei Corp.	1,387,414	10,997
	Senshu Ikeda Holdings Inc.	2,553,070	10,984
^	Ito En Ltd.	526,240	10,981
	Japan Post Holdings Co. Ltd.	943,300	10,944
	Ain Pharmaciez Inc.	230,400	10,905
	Mitsui Engineering & Shipbuilding Co. Ltd.	7,092,549	10,874
	Japan Aviation Electronics Industry Ltd.	612,492	10,828
^	Iwatani Corp.	1,920,000	10,612
	Megmilk Snow Brand Co. Ltd.	508,400	10,563
	Hokkoku Bank Ltd.	2,843,601	10,544
	Okasan Securities Group Inc.	1,799,716	10,516
	Maeda Road Construction Co. Ltd.	576,386	10,496
*,^	Aiful Corp.	2,626,139	10,449
	Shimachu Co. Ltd.	475,922	10,399
	Yamato Kogyo Co. Ltd.	388,413	10,325
	Sangetsu Co. Ltd.	649,600	10,323
^	Cosmos Pharmaceutical Corp.	82,593	10,287
	Tokai Rika Co. Ltd.	471,208	10,217
	Itochu Techno-Solutions Corp.	465,897	10,185
	NTT Urban Development Corp.	1,024,969	10,143
	Capcom Co. Ltd.	481,316	10,138
*	Japan Display Inc.	3,239,803	10,092
	Relo Holdings Inc.	94,400	10,044
	Hazama Ando Corp.	1,693,500	9,984
	Mitsui Mining & Smelting Co. Ltd.	5,143,025	9,849
	Morinaga & Co. Ltd.	1,946,000	9,847
	Kumagai Gumi Co. Ltd.	3,254,000	9,731
	Rengo Co. Ltd.	2,047,986	9,711

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Nishimatsu Construction Co. Ltd.	2,444,000	9,695
Mitsubishi Pencil Co. Ltd.	217,300	9,669
Nippon Soda Co. Ltd.	1,253,000	9,669
North Pacific Bank Ltd.	2,533,083	9,663
Coca-Cola East Japan Co. Ltd.	688,715	9,661
Aica Kogyo Co. Ltd.	486,700	9,621
NOF Corp.	1,338,000	9,518
Toagosei Co. Ltd.	1,132,500	9,474
Kiyo Bank Ltd.	620,700	9,424
Meitec Corp.	259,800	9,399
Kokuyo Co. Ltd.	841,200	9,340
Central Glass Co. Ltd.	1,891,000	9,310
Fuyo General Lease Co. Ltd.	207,500	9,262
FP Corp.	226,238	9,243
Okumura Corp.	1,749,000	9,239
Hyakujushi Bank Ltd.	2,465,042	9,228
SHO-BOND Holdings Co. Ltd.	230,600	9,125
Kyowa Exeo Corp.	874,800	9,080
Heiwa Corp.	490,640	9,031
Shochiku Co. Ltd.	1,016,498	8,960
Ship Healthcare Holdings Inc.	371,400	8,949
Takasago Thermal Engineering Co. Ltd.	624,600	8,945
Nippon Seiki Co. Ltd.	424,000	8,867
Nisshin Steel Co. Ltd.	856,301	8,741
Topre Corp.	399,800	8,661
Morinaga Milk Industry Co. Ltd.	1,912,000	8,640
Miura Co. Ltd.	722,000	8,588
Valor Holdings Co. Ltd.	365,500	8,536
Arcs Co. Ltd.	421,900	8,501
Matsui Securities Co. Ltd.	967,648	8,497
Japan Petroleum Exploration Co. Ltd.	282,327	8,477
Amano Corp.	652,100	8,455
Maeda Corp.	1,167,000	8,450
Japan Post Bank Co. Ltd.	701,700	8,432
Kenedix Inc.	2,343,900	8,430
Seiko Holdings Corp.	1,296,000	8,423
Hokuetsu Kishu Paper Co. Ltd.	1,213,400	8,422
Nihon Parkerizing Co. Ltd.	942,700	8,372
Ai Holdings Corp.	344,500	8,361
* Cosmo Energy Holdings Co. Ltd.	610,103	8,347
Shinmaywa Industries Ltd.	762,000	8,301
Nippo Corp.	470,116	8,213
^ Zensho Holdings Co. Ltd.	873,800	8,211
Hitachi Zosen Corp.	1,497,900	8,183
Tokyo Dome Corp.	1,768,000	8,181
Chiyoda Co. Ltd.	245,200	8,112
GMO internet Inc.	571,300	8,036
Anritsu Corp.	1,233,813	8,030
Duskin Co. Ltd.	467,700	8,011
Nissan Shatai Co. Ltd.	693,902	7,971
Yaoko Co. Ltd.	198,100	7,962
Nippon Light Metal Holdings Co. Ltd.	4,669,600	7,950
Fujitec Co. Ltd.	728,900	7,880
^ COOKPAD Inc.	410,800	7,814
Ulvac Inc.	438,500	7,764
Onward Holdings Co. Ltd.	1,237,951	7,748
Tokyo Seimitsu Co. Ltd.	351,100	7,709
Nippon Suisan Kaisha Ltd.	2,292,300	7,647
Nippon Gas Co. Ltd.	304,100	7,645
Fuji Machine Manufacturing Co. Ltd.	780,500	7,635
SKY Perfect JSAT Holdings Inc.	1,451,633	7,623
Unipres Corp.	335,000	7,597
Nanto Bank Ltd.	2,385,805	7,563
^ Kyoritsu Maintenance Co. Ltd.	110,180	7,537

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Nachi-Fujikoshi Corp.	1,673,000	7,472
	Ariake Japan Co. Ltd.	165,200	7,454
	Inaba Denki Sangyo Co. Ltd.	239,900	7,451
	Kissei Pharmaceutical Co. Ltd.	290,211	7,442
*,^	euglena Co. Ltd.	544,300	7,411
	Toyo Ink SC Holdings Co. Ltd.	1,794,000	7,391
	Toho Bank Ltd.	2,023,000	7,382
	Hanwa Co. Ltd.	1,791,000	7,378
	Canon Marketing Japan Inc.	486,658	7,373
	Yoshinoya Holdings Co. Ltd.	586,000	7,214
*	Orient Corp.	3,626,770	7,209
	Mandom Corp.	181,600	7,184
	Tokyo TY Financial Group Inc.	229,524	7,155
^	Colowide Co. Ltd.	527,300	7,140
	San-A Co. Ltd.	168,100	7,130
	Hitachi Transport System Ltd.	407,164	7,127
	Adastria Co. Ltd.	127,580	7,126
	Makino Milling Machine Co. Ltd.	921,000	7,111
	Mochida Pharmaceutical Co. Ltd.	120,492	7,085
^	ASKUL Corp.	192,500	7,083
*	Nippon Sheet Glass Co. Ltd.	8,202,413	7,048
	Ryosan Co. Ltd.	291,800	7,038
	Kandenko Co. Ltd.	996,289	7,025
	Yamanashi Chuo Bank Ltd.	1,513,000	7,022
	Cocokara fine Inc.	177,100	7,003
	Kusuri No Aoki Co. Ltd.	147,200	6,983
	HI-LEX Corp.	228,000	6,975
	Asatsu-DK Inc.	284,800	6,970
	NS Solutions Corp.	142,548	6,946
	Kuroda Electric Co. Ltd.	343,400	6,943
	Sakata Seed Corp.	328,400	6,940
	Furukawa Co. Ltd.	2,941,000	6,921
	Bank of Iwate Ltd.	156,200	6,910
^	Fukuyama Transporting Co. Ltd.	1,271,072	6,904
^	Kyudenko Corp.	336,000	6,901
*	Pioneer Corp.	2,561,900	6,898
	Okamura Corp.	743,500	6,890
	IBJ Leasing Co. Ltd.	327,800	6,879
^	COLOPL Inc.	422,015	6,875
	KYORIN Holdings Inc.	409,811	6,868
	Nissha Printing Co. Ltd.	315,332	6,868
	Fuji Seal International Inc.	200,800	6,794
*,^	Laox Co. Ltd.	2,453,000	6,793
^	Sumitomo Mitsui Construction Co. Ltd.	6,927,100	6,694
	Taikisha Ltd.	277,000	6,684
	Koei Tecmo Holdings Co. Ltd.	441,120	6,664
	Takara Standard Co. Ltd.	880,000	6,638
*,^	Tokuyama Corp.	3,279,000	6,629
	Meidensha Corp.	1,882,000	6,586
	J Trust Co. Ltd.	818,000	6,577
	Saibu Gas Co. Ltd.	2,915,000	6,552
	Sumitomo Bakelite Co. Ltd.	1,582,000	6,486
	Tokyo Steel Manufacturing Co. Ltd.	972,300	6,469
^	Daio Paper Corp.	655,000	6,440
	Keihin Corp.	396,300	6,434
	Nippon Densetsu Kogyo Co. Ltd.	340,800	6,426
	Kanematsu Corp.	3,887,000	6,380
	Hogy Medical Co. Ltd.	133,200	6,377
	Axial Retailing Inc.	172,171	6,372
	Tokyu Construction Co. Ltd.	836,290	6,365
	Fujitsu General Ltd.	509,000	6,358
	Ashikaga Holdings Co. Ltd.	1,420,400	6,356
	Nichias Corp.	1,005,000	6,338
	TechnoPro Holdings Inc.	237,600	6,330

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
^	Fuji Kyuko Co. Ltd.	665,000	6,303
	TSI Holdings Co. Ltd.	896,800	6,291
^	Itoham Foods Inc.	1,232,000	6,278
	Exedy Corp.	273,057	6,260
	Heiwado Co. Ltd.	278,900	6,259
	Bank of Okinawa Ltd.	160,600	6,249
	Nippon Signal Company Ltd.	601,100	6,226
	Transcosmos Inc.	224,200	6,224
	Hitachi Kokusai Electric Inc.	452,000	6,214
^	Bank of Nagoya Ltd.	1,672,000	6,180
	TPR Co. Ltd.	254,000	6,179
^	Senko Co. Ltd.	890,000	6,161
	Kintetsu World Express Inc.	327,800	6,135
	Fuji Oil	435,000	6,122
^	Okamoto Industries Inc.	671,000	6,070
	Trusco Nakayama Corp.	173,600	6,063
	Oita Bank Ltd.	1,436,000	6,034
	Nippon Television Holdings Inc.	348,229	6,019
	Daiseki Co. Ltd.	374,100	6,006
	Takuma Co. Ltd.	756,000	5,972
	FCC Co. Ltd.	337,600	5,969
	Aomori Bank Ltd.	1,841,000	5,961
	Takeuchi Manufacturing Co. Ltd.	315,700	5,945
	Nihon Unisys Ltd.	540,300	5,936
	Paramount Bed Holdings Co. Ltd.	185,200	5,924
	Sumitomo Warehouse Co. Ltd.	1,112,000	5,903
	Nippon Flour Mills Co. Ltd.	951,000	5,885
	Kureha Corp.	1,536,000	5,853
	Komeri Co. Ltd.	272,052	5,817
	Kadokawa Dwango Corp.	448,418	5,755
^	Yamagata Bank Ltd.	1,482,000	5,732
	Totetsu Kogyo Co. Ltd.	265,200	5,722
	Komori Corp.	485,200	5,720
^	EDION Corp.	759,900	5,693
	Accordia Golf Co. Ltd.	627,100	5,676
	GMO Payment Gateway Inc.	145,100	5,674
	PALTAC Corp.	290,000	5,674
	Toei Co. Ltd.	635,000	5,657
	Chudenko Corp.	261,500	5,640
	Foster Electric Co. Ltd.	230,300	5,634
	DCM Holdings Co. Ltd.	850,700	5,632
	ZERIA Pharmaceutical Co. Ltd.	378,000	5,600
*,^	Zojirushi Corp.	393,000	5,567
	Descente Ltd.	433,400	5,514
	Token Corp.	69,750	5,509
	Tochigi Bank Ltd.	959,000	5,453
	Towa Pharmaceutical Co. Ltd.	79,700	5,404
	Saizeriya Co. Ltd.	238,500	5,388
	Asahi Diamond Industrial Co. Ltd.	511,600	5,387
	Fuji Co. Ltd.	263,000	5,355
	Taiyo Holdings Co. Ltd.	156,200	5,341
	Yamazen Corp.	599,200	5,324
	Aida Engineering Ltd.	560,900	5,322
	Monex Group Inc.	1,885,700	5,265
	Nomura Co. Ltd.	390,100	5,254
	Daikyonishikawa Corp.	99,000	5,250
	MOS Food Services Inc.	240,800	5,211
^	Gulliver International Co. Ltd.	516,900	5,178
	Tokyo Broadcasting System Holdings Inc.	348,618	5,169
^	Wacom Co. Ltd.	1,384,300	5,161
	Eagle Industry Co. Ltd.	256,500	5,147
	Nissin Kogyo Co. Ltd.	333,500	5,139
	Seiren Co. Ltd.	438,200	5,135
	Tokai Carbon Co. Ltd.	1,887,000	5,130

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Kameda Seika Co. Ltd.	132,151	5,112
NEC Networks & System Integration Corp.	273,100	5,105
Japan Wool Textile Co. Ltd.	625,000	5,086
PanaHome Corp.	716,632	5,069
Kato Sangyo Co. Ltd.	208,500	5,056
Nikkiso Co. Ltd.	627,500	5,043
Aichi Bank Ltd.	91,300	5,035
NET One Systems Co. Ltd.	819,200	5,034
Akita Bank Ltd.	1,537,000	5,030
Jaccs Co. Ltd.	1,208,000	5,027
Inabata & Co. Ltd.	433,400	5,006
Okinawa Electric Power Co. Inc.	204,550	5,003
Gunze Ltd.	1,581,000	5,001
Aeon Delight Co. Ltd.	173,700	4,993
Noritz Corp.	320,800	4,989
TOMONY Holdings Inc.	1,297,000	4,983
Marusan Securities Co. Ltd.	513,100	4,952
Mirait Holdings Corp.	572,300	4,952
KYB Corp.	1,740,228	4,948
Hitachi Maxell Ltd.	288,500	4,929
^ Jin Co. Ltd.	133,300	4,904
NSD Co. Ltd.	353,420	4,899
Kanamoto Co. Ltd.	242,200	4,886
Daikyo Inc.	2,829,421	4,876
Ryobi Ltd.	1,328,000	4,866
Mitsuba Corp.	310,500	4,864
^ Nichicon Corp.	605,900	4,858
Nitto Boseki Co. Ltd.	1,613,000	4,845
Miyazaki Bank Ltd.	1,391,000	4,835
Star Micronics Co. Ltd.	358,000	4,832
Toppan Forms Co. Ltd.	375,709	4,827
Earth Chemical Co. Ltd.	122,200	4,816
Daihen Corp.	974,000	4,816
Fancl Corp.	344,300	4,810
Goldwin Inc.	84,400	4,794
Sanki Engineering Co. Ltd.	579,700	4,771
kabu.com Securities Co. Ltd.	1,456,800	4,766
Sato Holdings Corp.	219,100	4,745
Nitto Kogyo Corp.	246,700	4,727
Maruha Nichiro Corp.	315,900	4,719
Nitta Corp.	173,500	4,706
Aichi Steel Corp.	1,084,000	4,687
Alpine Electronics Inc.	355,500	4,681
Gurunavi Inc.	257,700	4,680
^ Unizo Holdings Co. Ltd.	110,500	4,677
Higashi-Nippon Bank Ltd.	1,391,000	4,665
Japan Securities Finance Co. Ltd.	869,300	4,664
^ Royal Holdings Co. Ltd.	265,100	4,642
^ Mitsumi Electric Co. Ltd.	766,400	4,622
Daibiru Corp.	542,700	4,607
Riso Kagaku Corp.	254,500	4,599
As One Corp.	129,900	4,581
Takasago International Corp.	174,800	4,580
Yodogawa Steel Works Ltd.	260,800	4,576
Internet Initiative Japan Inc.	244,800	4,562
^ Joyful Honda Co. Ltd.	242,132	4,557
United Super Markets Holdings Inc.	520,160	4,539
^ Financial Products Group Co. Ltd.	581,800	4,536
Mizuno Corp.	914,000	4,476
Obara Group Inc.	107,000	4,471
Bank of the Ryukyus Ltd.	314,000	4,467
^ Siix Corp.	159,200	4,466
Raito Kogyo Co. Ltd.	466,600	4,459
Futaba Corp.	345,200	4,457

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
OBIC Business Consultants Co. Ltd.	72,800	4,455
^ Pacific Industrial Co. Ltd.	400,900	4,448
DTS Corp.	188,000	4,433
Nippon Steel & Sumikin Bussan Corp.	1,280,480	4,431
Oiles Corp.	278,280	4,413
OSAKA Titanium Technologies Co. Ltd.	163,600	4,411
Asahi Holdings Inc.	299,400	4,391
Seikagaku Corp.	342,700	4,376
CKD Corp.	482,900	4,368
Starts Corp. Inc.	279,785	4,366
AOKI Holdings Inc.	357,800	4,362
Sanyo Special Steel Co. Ltd.	1,064,000	4,359
* Macnica Fuji Electronics Holdings Inc.	324,137	4,347
^ Life Corp.	174,200	4,340
Eighteenth Bank Ltd.	1,435,000	4,332
Geo Holdings Corp.	289,800	4,327
Fukui Bank Ltd.	2,055,000	4,288
Milbon Co. Ltd.	114,892	4,286
Eizo Corp.	183,600	4,284
Namura Shipbuilding Co. Ltd.	489,108	4,267
^ Gree Inc.	844,227	4,257
Jeol Ltd.	705,000	4,249
Showa Corp.	459,600	4,248
Hokuetsu Bank Ltd.	2,048,000	4,248
Sanyo Chemical Industries Ltd.	575,000	4,237
^ Atom Corp.	784,347	4,235
Nagaileben Co. Ltd.	249,100	4,232
UACJ Corp.	2,187,006	4,231
TOC Co. Ltd.	577,800	4,222
Takara Leben Co. Ltd.	815,400	4,220
Nishimatsuya Chain Co. Ltd.	479,700	4,220
Matsuya Co. Ltd.	343,200	4,152
Showa Sangyo Co. Ltd.	1,103,000	4,131
Toshiba TEC Corp.	1,138,748	4,130
Doshisha Co. Ltd.	224,200	4,116
Shikoku Bank Ltd.	1,898,000	4,086
Iino Kaiun Kaisha Ltd.	897,400	4,045
Bunka Shutter Co. Ltd.	523,500	4,044
Doutor Nichires Holdings Co. Ltd.	277,600	4,024
Kitz Corp.	871,100	4,004
Create SD Holdings Co. Ltd.	68,700	4,001
St. Marc Holdings Co. Ltd.	134,500	3,989
Fuji Media Holdings Inc.	335,374	3,984
Yondoshi Holdings Inc.	188,700	3,981
San-Ai Oil Co. Ltd.	524,000	3,980
Piolax Inc.	75,100	3,961
Sintokogio Ltd.	462,000	3,957
Nisshin Oillio Group Ltd.	1,069,000	3,954
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	837,000	3,952
Toa Corp. (Tokyo Shares 1885)	1,722,000	3,899
Sakata INX Corp.	427,700	3,887
^ Shima Seiki Manufacturing Ltd.	260,900	3,885
Create Restaurants Holdings Inc.	150,010	3,878
^ Next Co. Ltd.	522,600	3,864
Morita Holdings Corp.	362,300	3,862
Heiwa Real Estate Co. Ltd.	321,100	3,860
* Toho Titanium Co. Ltd.	294,800	3,841
Topy Industries Ltd.	1,708,000	3,831
Mani Inc.	209,400	3,805
TKC Corp.	161,900	3,801
Fuji Soft Inc.	199,200	3,793
TOKAI Holdings Corp.	897,200	3,792
Fujicco Co. Ltd.	189,000	3,766
Ihara Chemical Industry Co. Ltd.	307,900	3,758

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Xebio Holdings Co. Ltd.	210,000	3,752
	Chofu Seisakusho Co. Ltd.	181,100	3,737
	Enplas Corp.	101,400	3,722
	Shinko Electric Industries Co. Ltd.	613,489	3,713
	Musashi Seimitsu Industry Co. Ltd.	183,900	3,712
	Kurabo Industries Ltd.	2,104,000	3,706
^	Jamco Corp.	88,500	3,684
	Prima Meat Packers Ltd.	1,314,000	3,658
^	Daiho Corp.	828,000	3,646
	Noevir Holdings Co. Ltd.	145,100	3,637
	SMS Co. Ltd.	219,500	3,635
	Chugoku Marine Paints Ltd.	510,000	3,630
	T-Gaia Corp.	238,600	3,612
	Shikoku Chemicals Corp.	367,000	3,602
	Avex Group Holdings Inc.	304,700	3,582
	Relia Inc.	377,500	3,573
	Plenus Co. Ltd.	231,600	3,570
	Marudai Food Co. Ltd.	963,000	3,562
	Hokuto Corp.	183,000	3,561
	Fujimori Kogyo Co. Ltd.	129,600	3,554
	Ohsho Food Service Corp.	106,100	3,532
	Yorozu Corp.	164,900	3,511
^	Dr Ci:Labo Co. Ltd.	195,000	3,509
*,^	Takata Corp.	308,927	3,503
	Sanden Holdings Corp.	1,023,000	3,501
	Toshiba Machine Co. Ltd.	1,017,000	3,493
	Nippon Chemi-Con Corp.	1,509,000	3,483
	Hosiden Corp.	565,800	3,474
	Ricoh Leasing Co. Ltd.	115,100	3,470
	Sanken Electric Co. Ltd.	1,000,000	3,459
^	Dip Corp.	197,000	3,454
	Max Co. Ltd.	342,000	3,453
	Nichiha Corp.	256,700	3,451
	Sekisui Jushi Corp.	258,200	3,450
	Belc Co. Ltd.	92,600	3,443
	Sankyo Tateyama Inc.	247,900	3,441
	Konoike Transport Co. Ltd.	276,500	3,419
	FIDEA Holdings Co. Ltd.	1,581,700	3,398
	Itochu Enex Co. Ltd.	426,100	3,397
*,^	Pacific Metals Co. Ltd.	1,267,000	3,381
	Kohnan Shoji Co. Ltd.	231,500	3,369
	Tokai Corp.	105,500	3,362
	Shizuoka Gas Co. Ltd.	500,300	3,356
	TV Asahi Holdings Corp.	201,670	3,354
	Kanto Denka Kogyo Co. Ltd.	431,000	3,343
	Kyoei Steel Ltd.	202,500	3,341
	Nishio Rent All Co. Ltd.	144,100	3,339
	Okabe Co. Ltd.	417,600	3,336
	Tachi-S Co. Ltd.	238,000	3,310
^	Tekken Corp.	1,196,000	3,308
	Press Kogyo Co. Ltd.	774,100	3,306
^	Tokyotokeiba Co. Ltd.	1,411,000	3,302
	Wakita & Co. Ltd.	420,000	3,298
^	Toshiba Plant Systems & Services Corp.	308,700	3,298
	Daiwabo Holdings Co. Ltd.	1,678,000	3,295
	Mitsubishi Shokuhin Co. Ltd.	129,600	3,292
	Yuasa Trading Co. Ltd.	141,400	3,279
^	Clarion Co. Ltd.	961,000	3,278
	Dydo Drinco Inc.	76,400	3,255
^	Ringer Hut Co. Ltd.	159,900	3,253
	Ichibanya Co. Ltd.	73,100	3,241
	Itoki Corp.	441,600	3,229
*	Toyo Engineering Corp.	1,281,000	3,224
	Mitsuboshi Belting Ltd.	390,000	3,224

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
^ Kumiai Chemical Industry Co. Ltd.	400,300	3,211
Yellow Hat Ltd.	145,400	3,196
^ Juki Corp.	258,000	3,187
Sodick Co. Ltd.	432,700	3,172
^ Kisoji Co. Ltd.	191,800	3,170
Sogo Medical Co. Ltd.	85,900	3,168
Toho Zinc Co. Ltd.	1,153,000	3,166
Bando Chemical Industries Ltd.	759,000	3,166
Tsukishima Kikai Co. Ltd.	329,100	3,152
^ Iseki & Co. Ltd.	1,920,000	3,147
Fujimi Inc.	208,800	3,131
^ Modec Inc.	228,500	3,130
Fukuda Corp.	314,000	3,128
Zenrin Co. Ltd.	215,700	3,126
Kyokuto Kaihatsu Kogyo Co. Ltd.	295,500	3,123
Yokohama Reito Co. Ltd.	390,800	3,114
Nippon Road Co. Ltd.	572,000	3,110
Hiday Hidaka Corp.	125,080	3,095
C Uyemura & Co. Ltd.	59,000	3,064
Yurtec Corp.	319,000	3,061
Hitachi Koki Co. Ltd.	419,000	3,050
Nippon Synthetic Chemical Industry Co. Ltd.	413,000	3,049
* Ishihara Sangyo Kaisha Ltd.	3,152,000	3,045
Sumitomo Real Estate Sales Co. Ltd.	131,888	3,031
Mitsui-Soko Holdings Co. Ltd.	938,000	3,020
Ehime Bank Ltd.	1,462,000	3,013
JVC Kenwood Corp.	1,146,800	2,991
Riken Corp.	798,000	2,984
Minato Bank Ltd.	1,775,000	2,981
Tsurumi Manufacturing Co. Ltd.	163,100	2,972
Tokushu Tokai Paper Co. Ltd.	895,000	2,965
Kansai Urban Banking Corp.	258,900	2,961
Mitsui Sugar Co. Ltd.	737,000	2,961
^ Tomy Co. Ltd.	586,600	2,949
Sanyo Shokai Ltd.	1,014,000	2,944
Nissin Electric Co. Ltd.	440,200	2,933
Tamron Co. Ltd.	146,800	2,923
BML Inc.	99,200	2,915
Noritake Co. Ltd.	1,267,000	2,914
Chiyoda Integre Co. Ltd.	121,000	2,909
Aisan Industry Co. Ltd.	291,100	2,907
Daido Metal Co. Ltd.	310,400	2,905
Takamatsu Construction Group Co. Ltd.	139,300	2,890
YAMABIKO Corp.	314,800	2,886
^ Hamakyorex Co. Ltd.	143,800	2,886
Tv Tokyo Holdings Corp.	162,800	2,879
Canon Electronics Inc.	169,000	2,871
Nippon Thompson Co. Ltd.	606,000	2,869
Ichiyoshi Securities Co. Ltd.	313,500	2,868
Shibuya Kogyo Co. Ltd.	186,700	2,861
Nippon Carbon Co. Ltd.	1,026,000	2,858
^ Tsugami Corp.	584,000	2,847
Toyo Construction Co. Ltd.	617,700	2,841
Kasai Kogyo Co. Ltd.	227,900	2,830
Taihei Dengyo Kaisha Ltd.	266,000	2,829
^ Trancom Co. Ltd.	59,100	2,821
^ Nihon Nohyaku Co. Ltd.	434,900	2,817
Kinugawa Rubber Industrial Co. Ltd.	506,000	2,814
Sumitomo Seika Chemicals Co. Ltd.	404,000	2,811
Kura Corp.	93,200	2,810
Wowow Inc.	102,400	2,793
Goldcrest Co. Ltd.	149,320	2,789
Open House Co. Ltd.	153,000	2,783
Sanyo Electric Railway Co. Ltd.	717,093	2,782

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
^	Sumitomo Riko Co. Ltd.	341,900	2,760
	SMK Corp.	540,000	2,754
	Bank of Saga Ltd.	1,217,000	2,747
	Arcland Sakamoto Co. Ltd.	125,100	2,723
	UKC Holdings Corp.	136,300	2,719
	Katakura Industries Co. Ltd.	246,300	2,717
	Yokogawa Bridge Holdings Corp.	293,800	2,715
	Torii Pharmaceutical Co. Ltd.	112,400	2,704
	ASKA Pharmaceutical Co. Ltd.	226,500	2,703
	Shinko Plantech Co. Ltd.	337,600	2,703
	Pressance Corp.	67,500	2,690
	Osaka Soda Co. Ltd.	774,000	2,677
^	JCR Pharmaceuticals Co. Ltd.	127,400	2,662
*	Unitika Ltd.	5,295,000	2,661
	Hibiya Engineering Ltd.	204,900	2,648
^	Nichii Gakkan Co.	382,900	2,639
	Tocalo Co. Ltd.	131,500	2,636
	Sac's Bar Holdings Inc.	166,800	2,636
	T Hasegawa Co. Ltd.	201,500	2,631
	Tsukuba Bank Ltd.	752,500	2,628
	Japan Pulp & Paper Co. Ltd.	945,000	2,600
	Neturen Co. Ltd.	363,700	2,600
	Joshin Denki Co. Ltd.	340,000	2,590
	Sanshin Electronics Co. Ltd.	244,600	2,580
	Konishi Co. Ltd.	140,800	2,579
	Kyokuto Securities Co. Ltd.	200,500	2,576
*,^	KLab Inc.	256,200	2,571
	J-Oil Mills Inc.	891,000	2,565
	Shindengen Electric Manufacturing Co. Ltd.	699,000	2,540
	Pack Corp.	107,200	2,531
	Tenma Corp.	149,600	2,525
*	KNT-CT Holdings Co. Ltd.	1,080,000	2,518
	Nohmi Bosai Ltd.	203,600	2,515
	Jimoto Holdings Inc.	1,474,200	2,514
	Justsystems Corp.	317,100	2,502
	Round One Corp.	554,700	2,499
	Ikyu Corp.	132,100	2,496
	Key Coffee Inc.	156,200	2,493
	Eiken Chemical Co. Ltd.	142,300	2,487
^	Benefit One Inc.	143,000	2,481
	Union Tool Co.	100,200	2,463
	Nippon Kanzai Co. Ltd.	159,800	2,454
	Toridoll.corp	194,900	2,451
	Towa Bank Ltd.	2,814,000	2,444
	JSP Corp.	114,000	2,437
^	Fujita Kanko Inc.	634,000	2,436
	Koa Corp.	293,400	2,435
	Denki Kogyo Co. Ltd.	571,000	2,435
	Yahagi Construction Co. Ltd.	282,300	2,417
	Fukushima Industries Corp.	110,500	2,396
	Sanyo Denki Co. Ltd.	392,000	2,373
	Mitani Corp.	96,004	2,372
	Oyo Corp.	184,800	2,367
	Broadleaf Co. Ltd.	205,200	2,344
^	Futaba Industrial Co. Ltd.	544,200	2,335
	Belluna Co. Ltd.	411,500	2,331
	Meisei Industrial Co. Ltd.	499,200	2,328
^	F@N Communications Inc.	327,300	2,325
^	Alpen Co. Ltd.	141,900	2,322
	Arata Corp.	110,400	2,322
	Sakai Chemical Industry Co. Ltd.	789,000	2,322
	Nissin Corp.	800,000	2,322
	G-Tekt Corp.	187,400	2,318
	Teikoku Sen-I Co. Ltd.	183,300	2,309

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Nippon Koei Co. Ltd.	572,000	2,304
	Rock Field Co. Ltd.	94,800	2,298
^	Tsukui Corp.	213,800	2,298
^	S Foods Inc.	132,200	2,291
	Toenec Corp.	296,000	2,287
	Chiba Kogyo Bank Ltd.	391,100	2,273
	Pal Co. Ltd.	101,200	2,262
	Nittetsu Mining Co. Ltd.	514,000	2,254
*,^	Kappa Create Co. Ltd.	227,900	2,245
^	Elecom Co. Ltd.	184,600	2,234
	Denyo Co. Ltd.	138,500	2,233
	Ines Corp.	249,800	2,231
	Daisan Bank Ltd.	1,506,000	2,226
	Roland DG Corp.	97,200	2,208
	Optex Co. Ltd.	116,300	2,196
	METAWATER Co. Ltd.	101,200	2,196
	Cosel Co. Ltd.	224,500	2,185
	Maruzen Showa Unyu Co. Ltd.	600,000	2,168
	EPS Holdings Inc.	220,600	2,154
	Tamura Corp.	679,000	2,153
^	Nippon Ceramic Co. Ltd.	145,500	2,139
^	Tosei Corp.	346,500	2,136
*,^	Kintetsu Department Store Co. Ltd.	790,000	2,135
	Chukyo Bank Ltd.	1,032,000	2,131
	Kamei Corp.	214,600	2,127
	Warabeya Nichiyo Co. Ltd.	109,500	2,118
	Vital KSK Holdings Inc.	290,500	2,106
	Cawachi Ltd.	121,700	2,104
	Toa Corp. (Tokyo Shares 6809)	208,000	2,094
	Ryoyo Electro Corp.	170,700	2,093
^	Akebono Brake Industry Co. Ltd.	716,800	2,092
	Kaga Electronics Co. Ltd.	149,700	2,088
	Meiko Network Japan Co. Ltd.	175,400	2,079
	Nitto Kohki Co. Ltd.	98,700	2,079
	Toyo Tanso Co. Ltd.	143,800	2,066
	Kato Works Co. Ltd.	483,000	2,064
^	Marvelous Inc.	258,400	2,061
	Nippon Denko Co. Ltd.	1,024,500	2,058
	Osaka Steel Co. Ltd.	114,400	2,052
	Fujibo Holdings Inc.	1,111,000	2,044
	Toyo Securities Co. Ltd.	636,000	2,043
	Shinko Shoji Co. Ltd.	183,800	2,043
	Tonami Holdings Co. Ltd.	622,000	2,021
	Mitsubishi Steel Manufacturing Co. Ltd.	1,056,000	2,017
	Mie Bank Ltd.	939,000	2,017
	Aiphone Co. Ltd.	131,000	2,011
	Sakai Moving Service Co. Ltd.	40,100	1,998
^	Kobe Bussan Co. Ltd.	51,600	1,991
	Mito Securities Co. Ltd.	615,200	1,986
^	Senshukai Co. Ltd.	297,500	1,977
	Idec Corp.	236,400	1,973
	Megachips Corp.	195,100	1,965
^	Sagami Chain Co. Ltd.	190,640	1,960
	Okuwa Co. Ltd.	232,000	1,940
	Artnature Inc.	202,200	1,940
	Icom Inc.	93,500	1,939
	Michinoku Bank Ltd.	1,118,000	1,930
	Yusen Logistics Co. Ltd.	165,300	1,928
^	Toyo Corp.	245,900	1,923
*	Mitsubishi Paper Mills Ltd.	2,808,000	1,920
	Japan Digital Laboratory Co. Ltd.	149,800	1,909
*,^	Nippon Yakin Kogyo Co. Ltd.	1,389,200	1,909
	Daiken Corp.	649,000	1,892
	Shin-Etsu Polymer Co. Ltd.	362,900	1,887

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Achilles Corp.	1,529,000	1,886
	Ministop Co. Ltd.	102,100	1,884
^	Nihon Trim Co. Ltd.	50,500	1,869
	Weathernews Inc.	57,961	1,861
	Yushin Precision Equipment Co. Ltd.	102,600	1,857
	Kurimoto Ltd.	1,081,000	1,842
	Nichiden Corp.	75,800	1,831
	Keihanshin Building Co. Ltd.	332,500	1,829
^	OSJB Holdings Corp.	955,500	1,818
^	Osaki Electric Co. Ltd.	353,000	1,810
	Sinfonia Technology Co. Ltd.	1,053,000	1,810
	Kyodo Printing Co. Ltd.	643,000	1,783
^	Keiyo Co. Ltd.	434,200	1,780
	Kitagawa Iron Works Co. Ltd.	684,000	1,773
	Kita-Nippon Bank Ltd.	64,800	1,772
	Komatsu Seiren Co. Ltd.	295,300	1,768
*	Fujiya Co. Ltd.	1,079,000	1,758
	Qol Co. Ltd.	149,801	1,758
	Tokyo Tekko Co. Ltd.	380,000	1,753
	NS United Kaiun Kaisha Ltd.	877,000	1,752
	France Bed Holdings Co. Ltd.	222,400	1,739
	Tosho Co. Ltd.	66,100	1,735
	Sumitomo Densetsu Co. Ltd.	132,700	1,735
	Nippon Parking Development Co. Ltd.	1,519,000	1,728
	Maruwa Co. Ltd.	77,743	1,725
*,^	Tokyo Rope Manufacturing Co. Ltd.	1,118,000	1,725
	Daikokutenbussan Co. Ltd.	50,000	1,709
	Kyokuyo Co. Ltd.	789,000	1,708
	Information Services International-Dentsu Ltd.	108,900	1,694
	Nagatanien Holdings Co. Ltd.	191,000	1,678
	Itochu-Shokuhin Co. Ltd.	48,400	1,676
	Shimizu Bank Ltd.	67,900	1,663
	ESPEC Corp.	177,600	1,656
	Starzen Co. Ltd.	63,100	1,628
	Tokyo Energy & Systems Inc.	168,000	1,625
^	Fudo Tetra Corp.	1,264,000	1,616
	Daiichi Jitsugyo Co. Ltd.	379,000	1,615
	Aichi Corp.	255,400	1,613
	MTI Ltd.	254,200	1,613
	Riken Technos Corp.	484,900	1,608
	Japan Post Insurance Co. Ltd.	87,600	1,597
^	Japan Cash Machine Co. Ltd.	151,300	1,595
	CHIMNEY Co. Ltd.	62,600	1,589
	Nippon Beet Sugar Manufacturing Co. Ltd.	1,012,000	1,578
^	Zuiko Corp.	41,700	1,565
*,^	Nippon Sharyo Ltd.	653,000	1,563
	Elematec Corp.	63,800	1,562
^	Nissei ASB Machine Co. Ltd.	76,300	1,556
	Nippon Valqua Industries Ltd.	632,000	1,555
	Dai Nippon Toryo Co. Ltd.	1,022,000	1,554
	Happinet Corp.	150,700	1,550
^	U-Shin Ltd.	249,400	1,549
^	Mimasu Semiconductor Industry Co. Ltd.	164,400	1,542
	Kanematsu Electronics Ltd.	100,800	1,536
	Mars Engineering Corp.	89,800	1,528
^	Torishima Pump Manufacturing Co. Ltd.	197,000	1,522
	Godo Steel Ltd.	867,000	1,510
^	JP-Holdings Inc.	573,000	1,506
	K&O Energy Group Inc.	117,900	1,505
	Hosokawa Micron Corp.	303,000	1,505
	GCA Savvian Corp.	129,100	1,504
	Aderans Co. Ltd.	215,100	1,499
	Arakawa Chemical Industries Ltd.	151,600	1,498
	Yonekyu Corp.	81,500	1,486

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
^	Giken Ltd.	110,400	1,482
	Melco Holdings Inc.	85,400	1,470
	Taiho Kogyo Co. Ltd.	127,600	1,469
^	Chuetsu Pulp & Paper Co. Ltd.	826,000	1,465
	Hisaka Works Ltd.	190,300	1,457
	Sekisui Plastics Co. Ltd.	450,000	1,455
	Takiron Co. Ltd.	339,000	1,451
	Furuno Electric Co. Ltd.	215,100	1,450
	Japan Transcity Corp.	404,000	1,447
	Daiwa Industries Ltd.	219,600	1,445
	Misawa Homes Co. Ltd.	240,300	1,440
	Ateam Inc.	94,100	1,432
	Iwasaki Electric Co. Ltd.	705,000	1,429
	Toyo Kanetsu KK	887,000	1,426
	Funai Electric Co. Ltd.	138,400	1,421
^	Asahi Co. Ltd.	144,600	1,420
	Koatsu Gas Kogyo Co. Ltd.	278,000	1,419
	Studio Alice Co. Ltd.	75,600	1,419
	Showa Aircraft Industry Co. Ltd.	140,000	1,418
	Fuso Pharmaceutical Industries Ltd.	612,000	1,416
	Mitsui High-Tec Inc.	241,600	1,410
*	SWCC Showa Holdings Co. Ltd.	2,136,000	1,405
	Tsutsumi Jewelry Co. Ltd.	70,400	1,399
	Ryoden Trading Co. Ltd.	214,000	1,393
	Atsugi Co. Ltd.	1,428,000	1,389
*,^	WATAMI Co. Ltd.	197,800	1,386
	Mitani Sekisan Co. Ltd.	101,600	1,385
^	Tabuchi Electric Co. Ltd.	202,700	1,383
	Parco Co. Ltd.	159,300	1,376
	Sinanen Holdings Co. Ltd.	363,000	1,348
	Yomiuri Land Co. Ltd.	392,000	1,347
	CONEXIO Corp.	134,000	1,345
	Matsuya Foods Co. Ltd.	66,500	1,340
	Nihon Dempa Kogyo Co. Ltd.	190,600	1,331
^	Honeys Co. Ltd.	160,920	1,325
^	Japan Drilling Co. Ltd.	60,900	1,321
	Uchida Yoko Co. Ltd.	413,000	1,321
	Fujitsu Frontech Ltd.	101,700	1,310
	Maeda Kosen Co. Ltd.	171,500	1,307
	Toho Co. Ltd. (Tokyo Shares 8142)	71,000	1,305
^	Sun Frontier Fudousan Co. Ltd.	160,900	1,293
	Hakuto Co. Ltd.	110,600	1,289
	Hioki EE Corp.	70,500	1,276
	Shibusawa Warehouse Co. Ltd.	498,000	1,267
	Sanoh Industrial Co. Ltd.	199,500	1,260
^	Pasona Group Inc.	165,000	1,245
	Asunaro Aoki Construction Co. Ltd.	168,200	1,242
	Yushiro Chemical Industry Co. Ltd.	106,300	1,230
	Teikoku Electric Manufacturing Co. Ltd.	178,900	1,226
	Toyo Kohan Co. Ltd.	381,000	1,224
*	Nakayama Steel Works Ltd.	1,844,000	1,223
	Kanaden Corp.	154,700	1,213
	Toli Corp.	428,000	1,212
	Tatsuta Electric Wire and Cable Co. Ltd.	317,900	1,210
	Matsuda Sangyo Co. Ltd.	103,500	1,208
	Japan Radio Co. Ltd.	339,000	1,206
	Mitsubishi Nichiyu Forklift Co. Ltd.	282,500	1,196
	Asahi Organic Chemicals Industry Co. Ltd.	648,000	1,193
^	Kobelco Eco-Solutions Co. Ltd.	271,000	1,186
	Advan Co. Ltd.	127,800	1,182
	Chori Co. Ltd.	84,200	1,181
	Cleanup Corp.	185,800	1,170
	Nihon Yamamura Glass Co. Ltd.	767,000	1,155
	Nippon Chemiphar Co. Ltd.	236,000	1,150

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	AOI Electronics Co. Ltd.	39,230	1,140
	Onoken Co. Ltd.	130,000	1,137
^	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	308,000	1,122
	Shiroki Corp.	385,000	1,112
	Mitsui Matsushima Co. Ltd.	1,126,571	1,105
	Fuji Oil Co. Ltd.	354,300	1,097
	Noritsu Koki Co. Ltd.	219,600	1,097
	Future Architect Inc.	201,500	1,094
^	Mitsubishi Kakoki Kaisha Ltd.	441,000	1,091
	Takaoka Toko Co. Ltd.	92,400	1,089
^	Kourakuen Holdings Corp.	85,160	1,082
	Hokkaido Gas Co. Ltd.	467,000	1,078
	Taisei Lamick Co. Ltd.	44,400	1,060
^	Tosho Printing Co. Ltd.	252,000	1,060
	Mitsubishi Research Institute Inc.	42,600	1,051
	KFC Holdings Japan Ltd.	55,000	1,045
	Mory Industries Inc.	358,000	1,033
	Inaba Seisakusho Co. Ltd.	96,200	1,026
	Hokkan Holdings Ltd.	402,000	1,024
	Dunlop Sports Co. Ltd.	101,371	1,013
	Maezawa Kyuso Industries Co. Ltd.	79,200	1,009
	Organo Corp.	246,000	1,008
^	CMIC Holdings Co. Ltd.	80,900	1,003
	Sankyo Seiko Co. Ltd.	262,200	996
	Mitsui Home Co. Ltd.	207,000	993
	Rhythm Watch Co. Ltd.	700,000	985
	Daikoku Denki Co. Ltd.	76,200	981
	Shinwa Co. Ltd.	70,100	981
	Kyosan Electric Manufacturing Co. Ltd.	349,000	980
	Corona Corp. Class A	99,300	973
	Zuken Inc.	103,900	969
	Axell Corp.	84,900	959
*,^	Kinki Sharyo Co. Ltd.	305,000	959
	T RAD Co. Ltd.	575,000	950
	Seika Corp.	417,000	947
	NDS Co. Ltd.	384,000	947
	Alpha Systems Inc.	55,500	934
	Kitano Construction Corp.	352,000	927
	CAC Holdings Corp.	113,400	923
^	Toko Inc.	323,000	920
	Tomoku Co. Ltd.	426,000	918
*,^	Janome Sewing Machine Co. Ltd.	125,900	918
	Pronexus Inc.	123,400	907
	Gun-Ei Chemical Industry Co. Ltd.	371,000	901
	Tokyo Rakutenchi Co. Ltd.	218,000	895
	Nippon Coke & Engineering Co. Ltd.	1,073,000	891
	Maezawa Kasei Industries Co. Ltd.	101,600	882
	Okura Industrial Co. Ltd.	309,000	879
	Chugai Ro Co. Ltd.	465,000	875
	Daisyo Corp.	74,200	874
	Nice Holdings Inc.	616,000	866
	Pocket Card Co. Ltd.	177,600	856
^	Toda Kogyo Corp.	315,000	849
	Fujikura Kasei Co. Ltd.	178,000	834
^	Ichikoh Industries Ltd.	470,000	809
^	Gakken Holdings Co. Ltd.	413,000	800
	Endo Lighting Corp.	78,800	799
	Sumitomo Precision Products Co. Ltd.	204,000	797
^	Right On Co. Ltd.	83,900	795
	Takihyo Co. Ltd.	210,000	795
	Hodogaya Chemical Co. Ltd.	572,000	793
	Gecoss Corp.	91,200	786
	CMK Corp.	395,200	755
	NEC Capital Solutions Ltd.	51,100	733

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Tokyo Electron Device Ltd.	56,800	731
	Airport Facilities Co. Ltd.	159,300	720
*,^	Aplus Financial Co. Ltd.	675,800	712
	ST Corp.	81,700	698
	Stella Chemifa Corp.	70,800	690
	Daidoh Ltd.	165,200	686
^	Japan Pure Chemical Co. Ltd.	36,300	683
*,^	FDK Corp.	650,000	670
	Chuo Spring Co. Ltd.	281,000	670
^	Dai-ichi Seiko Co. Ltd.	50,500	667
	Paris Miki Holdings Inc.	174,000	662
*,^	Shin Nippon Biomedical Laboratories Ltd.	129,900	645
	Shimojima Co. Ltd.	74,100	642
^	Aeon Fantasy Co. Ltd.	39,200	636
	Krosaki Harima Corp.	311,000	630
^	Srg Takamiya Co. Ltd.	130,700	626
*,^	Yamada SxL Home Co. Ltd.	857,000	619
	Panasonic Industrial Devices SUNX Co. Ltd.	112,900	616
	ValueCommerce Co. Ltd.	146,900	591
	NIFTY Corp.	52,400	482
^	Toa Oil Co. Ltd.	377,000	473
^	Best Denki Co. Ltd.	413,600	465
*,^	Sanix Inc.	177,000	381
	Cybozu Inc.	139,000	362
*	Kojima Co. Ltd.	149,300	349
*,^	Nissen Holdings Co. Ltd.	178,800	269
	Olympic Group Corp.	53,700	263
	Ohara Inc.	49,500	241
*,^	Livesense Inc.	63,200	229
	Nippon Kasei Chemical Co. Ltd.	172,000	184
			32,418,421
Malaysia (0.7%)
	Public Bank Bhd. (Local)	29,174,814	122,620
	Tenaga Nasional Bhd.	33,114,400	97,379
	Malayan Banking Bhd.	49,234,890	94,425
	Axiata Group Bhd.	41,698,500	59,906
	Sime Darby Bhd.	30,151,200	58,577
	CIMB Group Holdings Bhd.	50,696,700	54,241
	DiGi.Com Bhd.	34,766,900	42,542
	Petronas Chemicals Group Bhd.	26,924,327	39,733
	Petronas Gas Bhd.	7,366,200	39,219
	IHH Healthcare Bhd.	26,263,477	38,558
	Maxis Bhd.	24,574,050	37,643
	Genting Bhd.	20,777,900	35,800
	IOI Corp. Bhd.	34,528,386	34,141
	MISC Bhd.	13,763,830	28,918
	Genting Malaysia Bhd.	27,422,900	27,411
	Kuala Lumpur Kepong Bhd.	5,043,486	26,705
	IJM Corp. Bhd.	29,185,220	22,544
	Gamuda Bhd.	19,983,800	20,889
	AMMB Holdings Bhd.	18,160,100	20,154
	PPB Group Bhd.	5,593,500	20,076
	British American Tobacco Malaysia Bhd.	1,345,900	19,342
	SapuraKencana Petroleum Bhd.	35,432,022	17,373
	YTL Corp. Bhd.	48,692,586	17,084
	Hong Leong Bank Bhd.	5,137,160	16,646
	Telekom Malaysia Bhd.	10,579,600	16,398
	Petronas Dagangan Bhd.	2,801,300	14,655
	Dialog Group Bhd.	38,852,944	14,424
	Astro Malaysia Holdings Bhd.	19,256,500	12,785
	UMW Holdings Bhd.	6,123,400	11,694
	Malaysia Airports Holdings Bhd.	8,552,000	10,525
	Westports Holdings Bhd.	9,779,700	9,755
	RHB Capital Bhd.	6,733,400	9,532

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
YTL Power International Bhd.	26,015,780	9,144
IOI Properties Group Bhd.	18,773,365	8,812
Lafarge Malaysia Bhd.	4,071,800	8,618
Top Glove Corp. Bhd.	3,858,400	8,504
Genting Plantations Bhd.	3,354,700	8,341
Alliance Financial Group Bhd.	10,008,300	8,325
Hartalega Holdings Bhd.	6,719,580	8,128
HAP Seng Consolidated Bhd.	5,407,800	7,604
Felda Global Ventures Holdings Bhd.	17,563,224	7,257
Bumi Armada Bhd.	31,770,287	7,167
KLCCP Stapled Group	4,246,900	6,933
Hong Leong Financial Group Bhd.	2,004,800	6,576
Bursa Malaysia Bhd.	3,293,600	6,481
Cahya Mata Sarawak Bhd.	5,226,700	6,465
SP Setia Bhd Group	8,135,900	6,232
Kossan Rubber Industries	3,085,600	5,846
Berjaya Sports Toto Bhd.	7,545,387	5,618
Sunway REIT	15,197,200	5,409
KPJ Healthcare Bhd.	5,393,490	5,350
Sunway Bhd.	7,199,057	5,179
QL Resources Bhd.	5,142,864	4,809
TIME dotCom Bhd.	2,936,640	4,778
BIMB Holdings Bhd.	4,933,760	4,699
My EG Services Bhd.	6,655,200	4,576
Mah Sing Group Bhd.	14,194,307	4,356
Kulim Malaysia Bhd.	5,484,200	4,247
AirAsia Bhd.	12,046,300	4,134
UEM Sunrise Bhd.	14,111,003	4,093
MMC Corp. Bhd.	7,718,500	3,996
Inari Amertron Bhd.	4,708,300	3,902
Capitaland Malaysia Mall Trust	10,282,400	3,303
Malaysia Building Society Bhd.	8,354,900	3,143
Press Metal Bhd.	5,538,900	2,998
Pavilion REIT	8,315,200	2,919
Media Prima Bhd.	8,999,300	2,913
Yinson Holdings Bhd.	4,225,500	2,890
WCT Holdings Bhd.	8,922,570	2,838
Pos Malaysia Bhd.	3,121,700	2,813
Berjaya Auto Bhd.	5,501,740	2,655
* Eastern & Oriental Bhd.	7,054,126	2,599
Berjaya Corp. Bhd.	25,832,800	2,488
Unisem M Bhd.	4,330,000	2,384
DRB-Hicom Bhd.	7,651,000	2,384
UOA Development Bhd.	4,757,900	2,331
Malaysian Resources Corp. Bhd.	7,853,400	2,315
* Eco World Development Group Bhd.	6,866,500	2,185
Supermax Corp. Bhd.	4,002,300	2,092
Malakoff Corp. Bhd.	5,103,700	2,026
* KNM Group Bhd.	15,583,625	1,922
OSK Holdings Bhd.	4,894,190	1,911
Datasonic Group Bhd.	5,398,600	1,864
Gas Malaysia Bhd.	3,251,200	1,794
* MPHB Capital Bhd.	4,589,400	1,678
UMW Oil & Gas Corp. Bhd.	5,944,700	1,673
Muhibbah Engineering M Bhd.	3,262,200	1,665
* Puncak Niaga Holdings Bhd.	2,268,000	1,497
TA Enterprise Bhd.	9,783,800	1,423
Dayang Enterprise Holdings Bhd.	2,948,300	1,165
* Parkson Holdings Bhd.	4,655,520	1,154
* Sunway Construction Group Bhd.	3,803,225	1,148
* AirAsia X Bhd.	19,169,250	909
Coastal Contracts Bhd.	1,792,600	848
Wah Seong Corp. Bhd.	3,033,738	836
* Malaysia Marine and Heavy Engineering Holdings Bhd.	2,861,571	731

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Mulpha International Bhd.	9,195,600	648
* Mudajaya Group Bhd.	1,777,766	509
* Perisai Petroleum Teknologi Bhd.	6,212,000	469
Malaysian Bulk Carriers Bhd.	1,811,400	379
* Scomi Group Bhd.	8,240,100	362
IGB Corp. Bhd.	171,688	98
* Malaysian Resources Corp. Bhd. Warrants Exp. 9/16/2018	2,286,033	90
* OSK Holdings Bhd. Warrants Exp. 7/22/2020	1,144,372	89
* Malaysia Building Society Bhd. Warrants Exp. 5/31/2016	568,847	86
* BIMB Holdings Bhd. Warrants Exp. 12/4/2023	741,960	66
* WCT Holdings Bhd. Warrants Exp. 8/24/2020	1,594,005	52
* Eastern & Oriental Bhd Warrants Exp. 7/21/2019	1,014,820	51
* Puncak Niaga Holding Bhd. Warrants Exp. 07/20/2018	111,300	48
* KNM Group Bhd. Warrants Exp. 11/15/2017	1,643,477	42
* CB Industrial Product Holding Bhd Warrants Exp. 10/31/2019	462,666	36
* KNM Group BHD Warrants Exp. 4/21/2020	1,085,087	35
* Mah Sing Group Bhd. Warrants Exp. 3/18/2018	714,028	31
* Mah Sing Group Warrants Exp. 1/15/2026	895,021	30
* AirAsia X Bhd. Warrants Exp. 6/8/2020	1,955,625	25
* Kulim Malaysia Bhd. Warrants Exp. 2/27/2016	165,750	24
* WCT Holdings Bhd. Warrants Exp. 12/11/2017	558,140	22
* MBM Resources Bhd. Warrants Exp. 6/14/2017	88,380	5
* WCT Holdings Bhd. Warrants Exp. 03/10/2016	288,480	5
* Coastal Contracts Bhd. Warrants Exp. 07/18/2016	46,016	3
		1,349,972
Mexico (0.9%)
America Movil SAB de CV	268,110,565	239,416
Fomento Economico Mexicano SAB de CV	20,295,943	200,492
Grupo Televisa SAB	24,706,127	143,754
Wal-Mart de Mexico SAB de CV	52,796,722	139,297
Grupo Financiero Banorte SAB de CV	21,342,906	114,934
Grupo Mexico SAB de CV Class B	36,704,701	89,419
* Cemex SAB de CV	121,290,575	76,881
Alfa SAB de CV Class A	26,593,329	55,399
* Grupo Bimbo SAB de CV Class A	17,714,140	50,265
Fibra Uno Administracion SA de CV	22,665,758	49,784
Grupo Financiero Inbursa SAB de CV	19,383,654	38,972
Grupo Aeroportuario del Sureste SAB de CV Class B	2,101,801	32,552
Coca-Cola Femsa SAB de CV	3,870,090	29,749
Grupo Aeroportuario del Pacifico SAB de CV Class B	3,202,674	28,845
Mexichem SAB de CV	10,446,088	27,093
El Puerto de Liverpool SAB de CV	1,865,700	25,910
Grupo Financiero Santander Mexico SAB de CV Class B	13,974,005	25,676
Gruma SAB de CV Class B	1,568,259	24,201
* Promotora y Operadora de Infraestructura SAB de CV	1,856,892	23,283
Grupo Carso SAB de CV	4,483,639	19,989
Kimberly-Clark de Mexico SAB de CV Class A	8,073,869	19,484
Gentera SAB de CV	10,369,323	19,103
Arca Continental SAB de CV	2,599,386	16,642
Alsea SAB de CV	4,875,923	16,023
Industrias Penoles SAB de CV	1,188,284	15,798
Controladora Comercial Mexicana SAB de CV	4,343,880	12,723
Grupo Lala SAB de CV	4,393,696	11,228
Megacable Holdings SAB de CV	2,880,891	10,979
Mexico Real Estate Management SA de CV	7,657,573	10,630
Grupo Aeroportuario del Centro Norte Sab de CV Class B	1,935,926	9,958
* OHL Mexico SAB de CV	7,218,755	9,497
Bolsa Mexicana de Valores SAB de CV	5,527,148	9,212
PLA Administradora Industrial S de RL de CV	4,762,500	8,788
Infraestructura Energetica Nova SAB de CV	1,791,617	8,639
Corp Inmobiliaria Vesta SAB de CV	5,017,939	8,239
Grupo Comercial Chedraui SA de CV	2,734,354	7,565
* Grupo Aeromexico SAB de CV	3,897,361	6,843
Industrias Bachoco SAB de CV Class B	1,475,012	6,731

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Grupo Elektra SAB DE CV	323,964	6,453
Grupo Sanborns SAB de CV	3,628,430	6,381
* Controladora Vuela Cia de Aviacion SAB de CV Class A	3,413,700	5,828
* Industrias CH SAB de CV Class B	1,602,439	5,807
* Genomma Lab Internacional SAB de CV Class B	7,630,272	5,603
* Organizacion Soriana SAB de CV Class B	2,281,062	5,511
Prologis Property Mexico SA de CV	3,024,438	5,032
Concentradora Fibra Danhos SA de CV	2,073,872	4,855
Alpek SAB de CV	3,326,056	4,802
* Promotora y Operadora de Infraestructura SAB de CV	426,936	4,657
Grupo Financiero Interacciones SA de CV	705,244	4,576
* Credito Real SAB de CV SOFOM ER	1,884,700	4,450
Concentradora Fibra Hotelera Mexicana SA de CV	3,988,372	3,902
Banregio Grupo Financiero SAB de CV	652,738	3,521
* Hoteles City Express SAB de CV	2,448,435	3,288
Grupo Herdez SAB de CV	1,178,516	3,259
* Minera Frisco SAB de CV	4,864,299	2,565
TV Azteca SAB de CV	15,315,575	2,457
* Consorcio ARA SAB de CV	6,286,715	2,356
* Grupo Simec SAB de CV Class B	724,043	1,986
* Grupo Rotoplas SAB de CV	1,077,165	1,969
* Empresas ICA SAB de CV	4,848,913	1,940
* Qualitas Controladora SAB de CV	1,523,351	1,898
* Urbi Desarrollos Urbanos SAB de CV	2,494,600	240
* Corp GEO SAB de CV	2,276,157	229
* Cemex SAB de CV ADR	22,973	145
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,200	109
		1,737,812
Netherlands (2.1%)
Unilever NV	14,592,022	657,732
ING Groep NV	36,207,416	525,094
ASML Holding NV	3,045,433	282,317
Unibail-Rodamco SE	923,311	257,275
Koninklijke Philips NV	8,684,003	234,252
Heineken NV	2,051,371	187,042
Koninklijke Ahold NV	8,386,347	170,352
Akzo Nobel NV	2,323,343	164,158
RELX NV	8,825,001	150,525
Aegon NV (Amsterdam Shares)	17,798,643	109,316
Koninklijke KPN NV	29,174,890	106,841
Wolters Kluwer NV	2,765,528	93,410
Koninklijke DSM NV	1,636,579	87,139
NN Group NV	2,417,232	75,803
Heineken Holding NV	918,334	73,463
* Altice NV Class A	3,611,746	62,253
Randstad Holding NV	1,028,328	61,243
ArcelorMittal	9,328,106	51,849
Gemalto NV	751,733	47,109
TNT Express NV	4,396,184	36,965
Boskalis Westminster	742,190	36,029
Aalberts Industries NV	895,948	29,051
Koninklijke Vopak NV	619,817	24,869
* SBM Offshore NV	1,728,302	23,642
Wereldhave NV	373,800	23,295
* OCI NV	778,223	21,944
Eurocommercial Properties NV	429,683	20,488
* Altice NV Class B	1,120,139	19,778
ASM International NV	460,762	17,578
* PostNL NV	4,123,791	16,985
Delta Lloyd NV	2,098,434	16,507
Arcadis NV	624,624	15,738
IMCD Group NV	413,926	15,475
TKH Group NV	393,910	14,907
* APERAM SA	447,105	13,757

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Corbion NV	556,416	13,657
2	GrandVision NV	477,671	13,195
*	TomTom NV	1,109,200	12,024
*	Koninklijke BAM Groep NV	2,091,043	11,522
*	Fugro NV	552,898	10,462
	USG People NV	636,172	10,110
	Vastned Retail NV	173,709	8,430
*,2	Refresco Gerber NV	409,108	6,689
	Koninklijke Ten Cate NV	217,228	5,880
	NSI NV	1,318,517	5,739
	Wessanen	497,063	5,341
	BinckBank NV	567,954	4,997
	Accell Group	229,564	4,784
	Brunel International NV	172,093	3,224
	Aegon (New York Shares)	922	6
*,^	SNS REAAL NV	672,039	—
			3,860,241
New Zealand (0.2%)
	Spark New Zealand Ltd.	16,982,051	38,612
	Fletcher Building Ltd. (New Zealand Shares)	6,208,213	31,340
	Auckland International Airport Ltd.	8,317,836	29,534
	Fisher & Paykel Healthcare Corp. Ltd.	5,284,232	27,803
	Contact Energy Ltd.	7,115,528	24,968
^	Ryman Healthcare Ltd.	3,799,842	20,282
	SKYCITY Entertainment Group Ltd.	5,480,229	14,836
	Mighty River Power Ltd.	6,351,863	12,017
	SKY Network Television Ltd.	3,546,850	10,887
	Kiwi Property Group Ltd.	11,617,045	10,686
	Z Energy Ltd.	2,263,417	10,259
	Air New Zealand Ltd.	4,908,833	9,655
*,^	Xero Ltd.	842,864	9,097
	Trade Me Group Ltd.	3,637,347	8,996
	Infratil Ltd.	3,779,490	7,934
	Goodman Property Trust	9,341,974	7,616
*	Chorus Ltd.	3,801,206	7,305
	EBOS Group Ltd.	776,188	7,166
	Precinct Properties New Zealand Ltd.	8,041,179	6,636
	Genesis Energy Ltd.	4,505,777	5,685
	Argosy Property Ltd.	7,365,697	5,604
	Summerset Group Holdings Ltd.	2,042,040	5,419
	Freightways Ltd.	1,356,364	5,407
	Nuplex Industries Ltd.	1,850,681	5,329
	Vector Ltd.	2,268,761	5,063
	Metlifecare Ltd.	1,088,950	3,284
	Vital Healthcare Property Trust	2,754,490	3,280
*	Diligent Corp.	743,468	3,002
	Heartland New Zealand Ltd.	3,309,591	2,797
	Warehouse Group Ltd.	1,323,636	2,446
*,^	a2 Milk Co. Ltd.	4,597,092	2,362
	TOWER Ltd.	1,652,598	2,335
	Kathmandu Holdings Ltd.	1,606,090	1,705
	Fletcher Building Ltd. (Australia Shares)	240,759	1,213
*,^	New Zealand Oil & Gas Ltd.	1,827,609	537
*	Bathurst Resources Ltd.	1,188,709	13
			351,110
Norway (0.5%)
	Statoil ASA	8,981,501	144,965
	DNB ASA	10,051,249	127,524
^	Telenor ASA	6,520,522	122,730
	Yara International ASA	1,650,267	74,842
	Orkla ASA	7,335,835	62,338
	Norsk Hydro ASA	12,575,079	45,018
	Marine Harvest ASA	2,940,171	39,384
	Schibsted ASA Class A	763,896	25,593

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Gjensidige Forsikring ASA	1,604,115	24,329
*	Schibsted ASA Class B	768,019	23,886
*,^	Seadrill Ltd.	3,322,700	21,148
*	Subsea 7 SA	2,555,987	20,048
^	TGS Nopec Geophysical Co. ASA	950,321	18,830
*	Storebrand ASA	4,130,166	14,436
	Bakkafrost P/F	301,063	9,639
2	XXL ASA	899,914	9,602
	Veidekke ASA	698,404	8,874
^	Petroleum Geo-Services ASA	2,095,875	8,701
	Atea ASA	870,895	8,082
	Salmar ASA	491,221	8,029
	SpareBank 1 SMN	1,193,674	7,469
	Kongsberg Gruppen ASA	468,318	7,325
*,^	Nordic Semiconductor ASA	1,458,520	6,989
*,^	Det Norske Oljeselskap ASA	1,023,711	6,329
^	Opera Software ASA	919,486	5,735
	SpareBank 1 SR-Bank ASA	1,175,364	5,608
	Aker Solutions ASA	1,366,383	5,493
*,^	DNO ASA	5,501,265	5,485
2	Entra ASA	560,345	4,761
	Prosafe SE	1,659,845	4,609
	Aker ASA	233,185	4,587
^,2	BW LPG Ltd.	675,572	4,578
	Leroy Seafood Group ASA	127,174	4,456
	Austevoll Seafood ASA	681,606	4,188
^	Hoegh LNG Holdings Ltd.	349,104	4,177
*,^	Norwegian Air Shuttle ASA	102,341	3,754
*,^	REC Silicon ASA	19,768,020	3,532
*	Ocean Yield ASA	363,491	2,929
*	Norwegian Property ASA	2,352,360	2,544
	Wilh Wilhelmsen ASA	576,069	2,497
	Stolt-Nielsen Ltd.	176,576	2,386
*,^	Akastor ASA	1,330,480	1,738
	BW Offshore Ltd.	3,752,591	1,562
*,^	Fred Olsen Energy ASA	204,266	954
*,^	Archer	131,234	157
*	Odfjell Drilling Ltd.	107,166	69
			921,909
Other (0.1%)[3]
4	Vanguard FTSE Emerging Markets ETF	6,914,371	240,897

Peru (0.0%)
	Credicorp Ltd. (New York Shares)	346,091	39,171
	Credicorp Ltd.	141,272	16,017
	Cia de Minas Buenaventura SAA ADR	1,649,723	10,575
*	Cia de Minas Buenaventura SAA	289,871	2,154
			67,917
Philippines (0.3%)
	SM Investments Corp.	2,980,306	55,521
	Ayala Land Inc.	54,944,520	41,932
	Philippine Long Distance Telephone Co.	808,325	38,126
	Ayala Corp.	2,267,944	37,690
	Universal Robina Corp.	8,215,520	35,056
	SM Prime Holdings Inc.	72,802,086	33,447
	JG Summit Holdings Inc.	21,350,520	32,440
	BDO Unibank Inc.	13,326,397	28,737
	Bank of the Philippine Islands	14,819,094	26,748
	Aboitiz Equity Ventures Inc.	20,583,850	24,422
	Metropolitan Bank & Trust Co.	11,996,864	21,757
	Manila Electric Co.	2,830,250	19,623
	Jollibee Foods Corp.	4,006,410	17,601
	GT Capital Holdings Inc.	575,727	16,115
	Alliance Global Group Inc.	38,888,241	15,101

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Globe Telecom Inc.	284,585	13,802
	International Container Terminal Services Inc.	7,677,910	13,495
	Aboitiz Power Corp.	14,969,923	13,409
	Metro Pacific Investments Corp.	103,461,200	11,505
	Megaworld Corp.	107,572,400	10,735
	DMCI Holdings Inc.	39,286,000	10,362
	Robinsons Land Corp.	15,772,734	10,296
	Energy Development Corp.	60,761,100	8,578
	Semirara Mining and Power Corp. Class A	2,849,800	8,132
	Puregold Price Club Inc.	9,139,000	7,009
	LT Group Inc.	25,620,300	6,817
	Security Bank Corp.	2,221,340	6,725
	First Gen Corp.	11,823,900	6,377
	Robinsons Retail Holdings Inc.	2,987,580	4,884
	Cosco Capital Inc.	29,016,700	4,605
	D&L Industries Inc.	20,478,800	4,250
	Manila Water Co. Inc.	7,659,700	3,889
	Petron Corp.	22,372,200	3,862
	Bloomberry Resorts Corp.	29,375,700	3,845
	Filinvest Land Inc.	97,611,000	3,618
	Vista Land & Lifescapes Inc.	29,566,350	3,505
	Cebu Air Inc.	1,747,620	3,324
	Emperador Inc.	18,711,204	3,310
	First Philippine Holdings Corp.	1,953,200	2,942
	Belle Corp.	38,036,808	2,804
	Nickel Asia Corp.	14,920,400	2,516
	Lopez Holdings Corp.	16,673,070	2,408
	Travellers International Hotel Group Inc.	15,684,000	1,535
	Philex Mining Corp.	12,806,600	1,479
*	Melco Crown Philippines Resorts Corp.	14,151,200	1,106
*	Atlas Consolidated Mining & Development Corp.	5,044,600	606
			626,046
Poland (0.3%)
*	Powszechna Kasa Oszczednosci Bank Polski SA	8,091,189	59,874
	Powszechny Zaklad Ubezpieczen SA	528,091	51,254
^	Polski Koncern Naftowy Orlen SA	3,031,390	49,103
	Bank Pekao SA	1,221,640	47,429
	KGHM Polska Miedz SA	1,292,917	29,985
	Polskie Gornictwo Naftowe i Gazownictwo SA	16,710,022	29,636
	PGE Polska Grupa Energetyczna SA	6,833,218	25,373
	LPP SA	12,118	22,853
*	Bank Zachodni WBK SA	274,251	22,092
*	Cyfrowy Polsat SA	2,068,309	13,325
	Energa SA	2,996,380	12,792
	Orange Polska SA	6,317,134	11,604
*,^	mBank SA	118,613	11,122
	Asseco Poland SA	727,986	10,735
	CCC SA	239,035	10,439
	Eurocash SA	766,437	10,336
*	Grupa Azoty SA	434,043	10,331
*	Alior Bank SA	468,309	9,835
*	Bank Millennium SA	5,843,057	9,234
	Tauron Polska Energia SA	10,031,789	7,858
	Enea SA	2,103,748	6,968
*	Grupa Lotos SA	877,859	6,467
	Kernel Holding SA	465,457	6,281
	Bank Handlowy w Warszawie SA	303,683	6,177
	Budimex SA	105,142	5,684
^	PKP Cargo SA	296,184	5,085
*	Ciech SA	239,523	4,629
	Synthos SA	4,442,537	4,233
*	CD Projekt Red SA	570,077	3,921
^	Lubelski Wegiel Bogdanka SA	329,073	3,506
	Warsaw Stock Exchange	266,044	2,820

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Netia SA	1,752,039	2,501
*	Getin Noble Bank SA	11,236,381	2,322
*,^	Jastrzebska Spolka Weglowa SA	520,621	1,779
*	Integer.pl SA	57,091	1,701
*,^	Getin Holding SA	3,217,127	1,329
^	Boryszew SA	888,710	1,155
*	Neuca SA	8,816	796
			522,564
Portugal (0.1%)
	EDP - Energias de Portugal SA	17,929,583	66,247
	Galp Energia SGPS SA	3,493,235	37,668
	Jeronimo Martins SGPS SA	2,280,490	31,963
*	Banco Comercial Portugues SA	377,561,241	21,643
	NOS SGPS SA	2,113,027	17,532
	CTT-Correios de Portugal SA	1,377,446	15,634
	EDP Renovaveis SA	1,815,241	13,199
	Sonae SGPS SA	8,639,237	10,311
	Portucel SA	2,352,125	9,557
	Altri SGPS SA	1,124,883	5,318
	Semapa-Sociedade de Investimento e Gestao	335,294	4,732
	REN - Redes Energeticas Nacionais SGPS SA	1,220,710	3,725
*,^	Banco BPI SA	2,950,233	3,581
^	Mota-Engil SGPS SA	713,179	1,786
*	Pharol SGPS SA	3,946,412	1,661
	Sonaecom SGPS SA	226,781	534
*	Banco Espirito Santo SA	19,970,703	62
			245,153
Russia (0.7%)
	Gazprom PAO	78,011,920	166,077
	Sberbank PAO	98,258,942	139,256
	Lukoil PJSC	3,300,176	120,084
	Magnit PJSC GDR	2,611,148	118,599
	MMC Norilsk Nickel OJSC	443,643	65,908
	NOVATEK OAO	6,605,820	60,440
	Gazprom PAO ADR (London Shares)	12,616,585	53,163
	Surgutneftegas OAO Preference Shares	71,834,900	48,929
	Tatneft OAO	8,883,393	45,816
*	Lukoil PJSC ADR	1,232,826	44,752
	VTB Bank PJSC	33,874,134,410	38,351
	Novatek OAO GDR	390,868	35,765
	AK Transneft OAO Preference Shares	14,582	33,979
	Mobile TeleSystems PJSC ADR	4,690,691	32,976
	Rosneft OAO	7,855,319	31,797
	Surgutneftegas OAO	42,456,536	23,791
	Tatneft OAO ADR (London Shares)	744,780	22,979
	Moscow Exchange MICEX-RTS OAO	12,603,560	17,730
	VTB Bank PJSC GDR	7,070,341	15,489
	Rostelecom PJSC	9,946,803	14,570
	Alrosa PAO	16,784,800	13,502
	Surgutneftegas OAO ADR	2,415,085	13,176
	RusHydro PJSC	1,284,858,350	13,088
	Rosneft OAO GDR	3,042,079	12,133
	Severstal PAO	1,005,308	11,683
	MegaFon PJSC GDR	888,762	11,485
	PhosAgro OAO GDR	727,528	9,818
	Novolipetsk Steel OJSC GDR	781,820	9,600
	Sistema JSFC GDR	1,306,784	9,062
*	Uralkali PJSC	3,361,872	8,163
	Severstal PAO GDR	585,710	6,881
	E.ON Russia JSC	134,647,196	6,404
	Bashneft PAO	200,996	6,043
	Magnitogorsk Iron & Steel Works OJSC	14,211,790	5,357
	Sberbank of Russia ADR (London Shares)	747,880	4,570
	LSR Group PJSC GDR	1,888,888	4,237

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Bashneft PAO Preference Shares	164,926	4,109
*	Tatneft PAO Preference Shares	1,338,782	3,793
	Acron JSC	68,217	3,313
*	Aeroflot - Russian Airlines OJSC	4,026,521	3,089
	Inter RAO UES PJSC	158,072,393	3,020
	M Video OJSC	757,226	2,700
*	DIXY Group PJSC	513,010	2,647
	Federal Grid Co. Unified Energy System JSC	2,272,502,440	2,213
	TMK PAO GDR	410,916	1,538
*	Rosseti PJSC	214,554,055	1,523
*,^	Mechel ADR	1,268,939	1,282
*	Sollers PAO	145,990	1,034
*	Raspadskaya OAO	1,314,487	777
	Mosenergo OAO	49,770,556	641
	Novolipetsk Steel OJSC	445,750	546
	OGK-2 PAO	138,346,306	468
	MMC Norilsk Nickel PJSC ADR	9,538	141
	Tatneft PAO ADR	3,534	109
	Sberbank PAO ADR	8,082	49
	Gazprom PAO ADR	10,809	45
*	Mechel	14,601	15
			1,308,705
Singapore (1.0%)
	DBS Group Holdings Ltd.	16,687,401	205,467
	Singapore Telecommunications Ltd.	68,555,759	194,044
	Oversea-Chinese Banking Corp. Ltd.	29,950,664	192,280
	United Overseas Bank Ltd.	11,259,614	163,205
	Keppel Corp. Ltd.	13,389,572	67,213
	CapitaLand Ltd.	23,880,698	52,534
	Global Logistic Properties Ltd.	28,627,158	45,577
	Wilmar International Ltd.	19,746,018	43,915
	Singapore Press Holdings Ltd.	14,995,980	42,600
	ComfortDelGro Corp. Ltd.	19,045,087	41,129
	Singapore Exchange Ltd.	7,756,086	40,740
	Singapore Airlines Ltd.	4,761,487	36,600
	Singapore Technologies Engineering Ltd.	14,641,817	34,467
	CapitaLand Mall Trust	24,398,485	34,457
	Genting Singapore plc	56,733,993	32,964
	Ascendas REIT	18,524,056	31,495
	City Developments Ltd.	5,509,050	31,165
	Suntec REIT	22,552,822	26,542
	Hutchison Port Holdings Trust	47,071,921	26,024
	Jardine Cycle & Carriage Ltd.	1,033,273	23,918
	Sembcorp Industries Ltd.	8,300,694	21,090
	UOL Group Ltd.	4,397,299	20,570
	CapitaLand Commercial Trust Ltd.	18,660,974	18,726
	Singapore Post Ltd.	13,329,288	18,016
	Yangzijiang Shipbuilding Holdings Ltd.	19,310,797	17,158
	Golden Agri-Resources Ltd.	59,623,593	16,559
	SATS Ltd.	5,900,100	15,957
^	Noble Group Ltd.	42,094,766	15,125
	StarHub Ltd.	5,580,632	14,298
	Venture Corp. Ltd.	2,347,042	13,844
^	Sembcorp Marine Ltd.	7,944,411	13,249
	Mapletree Industrial Trust	11,432,380	12,437
	Mapletree Greater China Commercial Trust	17,200,600	12,205
	Keppel REIT	17,170,889	11,806
	Mapletree Commercial Trust	12,097,600	11,792
	Mapletree Logistics Trust	13,848,000	10,077
	Raffles Medical Group Ltd.	2,681,100	8,222
	Starhill Global REIT	12,906,500	7,448
^	Olam International Ltd.	5,176,273	7,368
	Keppel Infrastructure Trust	19,562,700	7,257
	Asian Pay Television Trust	12,781,700	7,205

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Frasers Centrepoint Trust	5,063,500	7,061
^	SMRT Corp. Ltd.	6,681,629	6,956
	United Engineers Ltd.	4,653,200	6,577
^	Ezion Holdings Ltd.	13,050,500	6,466
	Genting Hong Kong Ltd.	20,093,925	6,326
	Ascott Residence Trust	7,034,500	6,071
*,^	Neptune Orient Lines Ltd.	8,463,531	6,004
	SIA Engineering Co. Ltd.	2,100,723	5,980
^	First Resources Ltd.	4,424,800	5,919
	CDL Hospitality Trusts	6,122,800	5,916
	M1 Ltd.	2,860,060	5,795
	Cambridge Industrial Trust	11,988,000	5,216
	Frasers Commercial Trust	5,202,669	5,083
	CapitaLand Retail China Trust	4,641,880	5,032
^	SIIC Environment Holdings Ltd.	8,148,580	4,939
	Cache Logistics Trust	6,618,100	4,737
*	Biosensors International Group Ltd.	9,725,600	4,726
	Yanlord Land Group Ltd.	6,071,764	4,514
	Wing Tai Holdings Ltd.	3,595,642	4,475
	Lippo Malls Indonesia Retail Trust	18,172,100	4,141
	First REIT	4,532,100	4,009
	OUE Hospitality Trust	6,839,466	3,972
	Frasers Centrepoint Ltd.	3,409,761	3,964
	Ascendas India Trust	6,222,000	3,884
^	Far East Hospitality Trust	8,016,200	3,831
	ARA Asset Management Ltd.	3,796,780	3,819
	Religare Health Trust	5,202,900	3,689
	SPH REIT	5,505,400	3,687
	Ascendas Hospitality Trust	7,565,400	3,669
	Soilbuild Business Space REIT	6,413,800	3,656
	Keppel DC REIT	4,761,200	3,534
^	Silverlake Axis Ltd.	8,224,780	3,362
^	Sabana Shari'ah Compliant Industrial REIT	6,186,018	3,355
*,^	China Animal Healthcare Ltd.	4,917,000	3,299
	Accordia Golf Trust	7,134,484	3,256
^	OUE Ltd.	2,500,000	3,192
*,^	Yoma Strategic Holdings Ltd.	9,752,847	2,975
^	Croesus Retail Trust	4,758,700	2,832
*,^	Perennial Real Estate Holdings Ltd.	3,924,545	2,771
	GuocoLeisure Ltd.	3,992,200	2,541
^	Super Group Ltd. (Singapore Shares)	3,819,800	2,450
^	Sarine Technologies Ltd.	2,144,596	2,385
^	OSIM International Ltd.	2,422,800	2,351
^	COSCO Corp. Singapore Ltd.	8,735,944	2,338
^	Hyflux Ltd.	4,775,300	2,305
*,^	China Everbright Water Ltd.	4,487,100	2,270
*,^	Tiger Airways Holdings Ltd.	10,590,737	2,184
^	Midas Holdings Ltd.	9,120,700	2,040
*,^	Ezra Holdings Ltd.	20,298,532	1,770
	Bumitama Agri Ltd.	2,663,600	1,530
	Indofood Agri Resources Ltd.	3,725,800	1,509
*,^	Vard Holdings Ltd.	5,467,900	1,481
	Raffles Education Corp. Ltd.	6,971,098	1,393
	CSE Global Ltd.	3,344,100	1,182
	Boustead Singapore Ltd.	1,677,900	1,143
*	Ying Li International Real Estate Ltd.	7,541,800	986
*,^	Gallant Venture Ltd.	5,963,400	979
	Keppel Telecommunications & Transportation Ltd.	862,900	891
*,^	China Fishery Group Ltd.	9,033,000	592
	GMG Global Ltd.	1,928,210	530
	Hi-P International Ltd.	1,418,000	525
^	Swiber Holdings Ltd.	2,070,000	381
*	Boustead Projects Ltd.	609,880	368

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Hong Leong Asia Ltd.	271,003	166
		1,861,725
South Africa (1.5%)
Naspers Ltd.	3,818,098	557,735
MTN Group Ltd.	16,483,849	187,664
Sasol Ltd.	5,184,615	165,126
Steinhoff International Holdings Ltd.	22,906,576	140,186
Standard Bank Group Ltd.	11,267,854	116,998
FirstRand Ltd.	28,489,736	104,400
Remgro Ltd.	4,513,526	90,213
Bidvest Group Ltd.	3,018,733	77,129
Sanlam Ltd.	16,452,499	74,171
Aspen Pharmacare Holdings Ltd.	2,856,964	64,074
Woolworths Holdings Ltd.	8,511,268	62,975
Growthpoint Properties Ltd.	23,287,027	42,658
Shoprite Holdings Ltd.	4,066,621	42,251
Mediclinic International Ltd.	4,610,719	40,474
Netcare Ltd.	13,625,561	38,745
Barclays Africa Group Ltd.	3,015,997	38,657
^ Brait SE	3,093,733	35,364
Tiger Brands Ltd.	1,520,130	34,776
* Mr Price Group Ltd.	2,197,611	33,696
Vodacom Group Ltd.	3,088,129	33,394
Redefine Properties Ltd.	38,927,452	32,455
Discovery Ltd.	2,992,604	31,960
* AngloGold Ashanti Ltd.	3,762,391	31,828
RMB Holdings Ltd.	6,269,353	30,531
Nedbank Group Ltd.	1,835,142	30,470
Truworths International Ltd.	3,940,167	26,621
Mondi Ltd.	1,118,822	25,993
Life Healthcare Group Holdings Ltd.	9,187,293	25,600
SPAR Group Ltd.	1,612,877	23,154
Capitec Bank Holdings Ltd.	486,179	20,974
Imperial Holdings Ltd.	1,579,394	20,559
Hyprop Investments Ltd.	2,259,828	20,473
Resilient Property Income Fund Ltd.	2,263,188	19,880
* Sappi Ltd.	4,998,587	19,714
Investec Ltd.	2,364,467	19,515
Gold Fields Ltd.	7,175,178	18,740
Foschini Group Ltd.	1,818,680	18,557
AVI Ltd.	2,911,443	18,532
^ Pioneer Foods Group Ltd.	1,216,699	17,403
MMI Holdings Ltd.	9,527,407	17,261
PSG Group Ltd.	891,136	17,154
Capital Property Fund Ltd.	14,691,942	17,104
Clicks Group Ltd.	2,296,050	16,762
* Impala Platinum Holdings Ltd.	5,697,767	15,548
Telkom SA SOC Ltd.	2,944,283	15,456
Coronation Fund Managers Ltd.	2,453,058	12,924
Barloworld Ltd.	2,093,109	11,817
Sibanye Gold Ltd.	6,760,816	11,225
EOH Holdings Ltd.	1,004,724	11,096
Pick n Pay Stores Ltd.	2,143,748	10,347
* Anglo American Platinum Ltd.	568,941	9,955
Liberty Holdings Ltd.	949,697	9,278
Nampak Ltd.	5,604,532	9,076
Tongaat Hulett Ltd.	1,008,430	8,623
* Attacq Ltd.	5,346,656	8,437
Massmart Holdings Ltd.	990,486	8,186
* Tsogo Sun Holdings Ltd.	4,451,967	7,971
JSE Ltd.	809,470	7,796
DataTec Ltd.	1,804,463	7,718
AECI Ltd.	1,071,764	7,369
* Super Group Ltd. (South Africa Shares)	3,134,954	7,351

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Reunert Ltd.	1,455,493	7,095
*	Northam Platinum Ltd.	3,236,870	7,090
	SA Corporate Real Estate Fund Nominees Pty Ltd.	18,631,694	7,007
	KAP Industrial Holdings Ltd.	12,313,997	6,538
^	Famous Brands Ltd.	660,445	6,422
	Omnia Holdings Ltd.	566,675	6,274
	Sun International Ltd.	861,753	5,956
	Vukile Property Fund Ltd.	4,279,385	5,928
	Alexander Forbes Group Holdings Ltd.	8,542,871	5,369
	Emira Property Fund Ltd.	3,984,143	5,294
	Mpact Ltd.	1,513,380	5,283
	Zeder Investments Ltd.	9,095,510	5,174
	Distell Group Ltd.	400,980	5,155
	Santam Ltd.	319,934	5,145
	PPC Ltd.	4,172,899	5,012
^	Exxaro Resources Ltd.	1,209,100	5,001
	Pick n Pay Holdings Ltd.	2,366,817	4,855
	Wilson Bayly Holmes-Ovcon Ltd.	515,329	4,816
	Grindrod Ltd.	4,291,882	4,635
	Astral Foods Ltd.	367,367	4,618
	Cashbuild Ltd.	191,271	4,561
	City Lodge Hotels Ltd.	354,457	3,827
^	Lewis Group Ltd.	816,622	3,531
	African Rainbow Minerals Ltd.	902,995	3,436
	Peregrine Holdings Ltd.	1,399,567	3,107
	Blue Label Telecoms Ltd.	3,497,608	2,945
^	Murray & Roberts Holdings Ltd.	3,889,860	2,939
	Metair Investments Ltd.	1,327,385	2,928
	Illovo Sugar Ltd.	2,315,875	2,918
*	Curro Holdings Ltd.	995,834	2,877
	Adcock Ingram Holdings Ltd.	732,659	2,750
*,^	Harmony Gold Mining Co. Ltd.	3,661,596	2,579
^	Kumba Iron Ore Ltd.	554,447	2,394
*	Consolidated Infrastructure Group Ltd.	907,413	2,291
	Hudaco Industries Ltd.	258,399	2,030
^	Invicta Holdings Ltd.	412,797	1,819
	Adcorp Holdings Ltd.	955,087	1,738
	Clover Industries Ltd.	1,240,106	1,700
^	Assore Ltd.	293,703	1,692
	Raubex Group Ltd.	1,255,674	1,500
	Group Five Ltd.	907,554	1,442
*	Pinnacle Holdings Ltd.	1,517,876	1,311
*	Royal Bafokeng Platinum Ltd.	571,223	1,155
*,^	ArcelorMittal South Africa Ltd.	1,410,672	840
	Oceana Group Ltd.	111,964	833
*	Aveng Ltd.	3,008,142	743
^	DRDGOLD Ltd.	2,970,752	484
	Merafe Resources Ltd.	8,043,228	418
*	Adbee Rf Ltd.	4,031	10
*	Adcock Ingram Holdings Ltd. Warrants Exp. 7/26/2019	5,387	3
*	African Bank Investments Ltd.	7,766,579	—
			2,855,567
South Korea (3.3%)
	Samsung Electronics Co. Ltd.	952,662	1,141,191
	Samsung Electronics Co. Ltd. Preference Shares	183,326	191,197
	Hyundai Motor Co.	1,359,121	185,705
	SK Hynix Inc.	5,105,984	136,403
	Shinhan Financial Group Co. Ltd.	3,550,523	135,139
	NAVER Corp.	250,760	131,530
	Hyundai Mobis Co. Ltd.	616,464	129,644
	Kia Motors Corp.	2,419,101	118,057
	LG Chem Ltd.	409,264	108,477
	KT&G Corp.	1,039,137	103,847
	Samsung Fire & Marine Insurance Co. Ltd.	363,640	101,792

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	KB Financial Group Inc.	3,073,771	97,364
	Amorepacific Corp.	295,501	97,274
	POSCO	581,218	93,246
*	Samsung C&T Corp.	655,253	88,607
	SK Holdings Co. Ltd.	333,735	77,850
	Korea Electric Power Corp.	1,641,989	73,927
	Samsung Life Insurance Co. Ltd.	724,942	69,187
	LG Household & Health Care Ltd.	82,530	68,289
	Hana Financial Group Inc.	2,776,930	67,410
	Samsung SDS Co. Ltd.	268,545	60,374
	SK Innovation Co. Ltd.	573,282	59,127
	Samsung Electronics Co. Ltd. GDR	96,364	57,571
	SK Telecom Co. Ltd.	243,078	51,507
	LG Corp.	838,077	48,490
	Samsung SDI Co. Ltd.	513,958	47,752
*,^	Celltrion Inc.	657,387	44,058
	LG Electronics Inc.	1,009,599	43,357
	LG Display Co. Ltd.	2,110,031	40,210
	Korea Zinc Co. Ltd.	92,477	38,423
	Kangwon Land Inc.	1,030,691	38,209
	Coway Co. Ltd.	509,567	37,881
	AMOREPACIFIC Group	264,024	36,979
	Korea Aerospace Industries Ltd.	465,087	36,512
	E-MART Inc.	196,149	36,485
^	Hyundai Heavy Industries Co. Ltd.	415,876	34,498
	Hyundai Motor Co. 2nd Preference Shares	340,255	33,964
	Korea Electric Power Corp. ADR	1,515,332	33,943
	Hyundai Steel Co.	711,148	32,285
^	Kakao Corp.	318,239	31,573
	Orion Corp.	36,967	31,106
	Industrial Bank of Korea	2,445,526	29,920
	Hyundai Glovis Co. Ltd.	171,126	29,457
	BNK Financial Group Inc.	2,399,005	29,345
	Samsung Electro-Mechanics Co. Ltd.	512,024	29,134
^	Hotel Shilla Co. Ltd.	298,228	28,621
	Lotte Chemical Corp.	135,426	28,264
	NCSoft Corp.	166,060	27,475
	Dongbu Insurance Co. Ltd.	457,359	27,432
	Shinhan Financial Group Co. Ltd. ADR	714,271	27,392
	Hankook Tire Co. Ltd.	697,187	26,646
*,^	Hanmi Pharm Co. Ltd.	57,742	25,939
	CJ Corp.	123,038	25,892
	Woori Bank	2,771,185	24,040
	Samsung Securities Co. Ltd.	558,151	23,453
	S-Oil Corp.	387,937	23,199
	Hyundai Development Co-Engineering & Construction	572,837	22,956
	Hyosung Corp.	224,900	22,911
	Lotte Shopping Co. Ltd.	103,648	20,969
	GS Holdings Corp.	475,924	20,849
	CJ CheilJedang Corp.	68,039	20,796
	Hyundai Motor Co. Preference Shares	213,562	20,580
	Hyundai Engineering & Construction Co. Ltd.	671,647	20,226
	Korea Investment Holdings Co. Ltd.	365,314	19,443
^	Hanssem Co. Ltd.	94,290	19,220
	LG Uplus Corp.	1,992,409	19,069
	KCC Corp.	53,150	18,943
^	Samsung Heavy Industries Co. Ltd.	1,636,467	18,939
	KEPCO Plant Service & Engineering Co. Ltd.	196,969	17,940
	Yuhan Corp.	72,189	17,841
	Hyundai Wia Corp.	149,768	17,487
	KB Financial Group Inc. ADR	547,396	17,259
	S-1 Corp.	197,331	17,127
*	KT Corp.	648,860	16,793
*	Amorepacific Corp. Preference Shares	99,158	16,739

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Hyundai Marine & Fire Insurance Co. Ltd.	561,252	16,701
	Daelim Industrial Co. Ltd.	255,038	16,610
	Daewoo Securities Co. Ltd.	1,707,340	16,473
	Medy-Tox Inc.	38,528	16,331
	Hyundai Department Store Co. Ltd.	145,379	15,933
	Hanwha Corp.	482,704	15,767
*,^	ViroMed Co. Ltd.	113,111	15,570
	Hanwha Chemical Corp.	757,948	14,627
	Hanwha Life Insurance Co. Ltd.	1,955,886	14,551
*	BGF retail Co. Ltd.	94,777	14,077
	Lotte Confectionery Co. Ltd.	7,580	13,203
	DGB Financial Group Inc.	1,422,445	13,180
	LG Chem Ltd. Preference Shares	69,961	13,177
^	Meritz Securities Co. Ltd.	2,958,937	13,136
	Shinsegae Co. Ltd.	64,144	13,018
*	CJ E&M Corp.	177,135	12,961
*,^	Hanmi Science Co. ltd	109,863	12,535
^	Hanwha Techwin Co. Ltd.	377,612	12,277
^	OCI Co. Ltd.	170,155	12,176
^	Hanon Systems	307,961	12,105
^	Hyundai Greenfood Co. Ltd.	561,671	11,691
^	Youngone Corp.	276,794	11,598
*	CJ Korea Express Co. Ltd.	66,526	11,332
^	Ottogi Corp.	12,053	11,041
	Lotte Chilsung Beverage Co. Ltd.	5,577	10,910
	Woori Investment & Securities Co. Ltd.	1,212,832	10,646
	Samsung Card Co. Ltd.	314,572	10,644
^	LG Innotek Co. Ltd.	131,174	10,600
^	CJ CGV Co. Ltd.	116,783	10,581
*,^	Daewoo Engineering & Construction Co. Ltd.	1,818,996	10,329
	Korean Reinsurance Co.	868,645	10,314
*	Cheil Worldwide Inc.	579,096	10,103
	NongShim Co. Ltd.	30,778	9,922
^	Korea Kolmar Co. Ltd.	126,641	9,908
	Hyundai Securities Co. Ltd.	1,644,011	9,898
	KB Insurance Co. Ltd.	420,703	9,793
	Doosan Corp.	99,450	9,619
	Korea Gas Corp.	258,357	9,615
*,^	Com2uSCorp	95,335	9,603
^	Cosmax Inc.	55,892	9,398
	Green Cross Holdings Corp.	261,822	9,341
*	Korean Air Lines Co. Ltd.	339,109	9,137
^	Hana Tour Service Inc.	82,074	9,011
	POSCO ADR	224,171	8,974
*,^	Kumho Tire Co. Inc.	1,456,788	8,807
	SK Networks Co. Ltd.	1,419,194	8,777
^	Kolon Industries Inc.	160,123	8,713
^	Dongsuh Cos. Inc.	291,880	8,600
^	SK Chemicals Co. Ltd.	141,060	8,357
*,^	GS Engineering & Construction Corp.	412,248	8,353
	Kumho Petrochemical Co. Ltd.	165,386	8,343
^	Doosan Heavy Industries & Construction Co. Ltd.	458,297	8,234
^	Green Cross Corp.	51,370	8,120
^	Mando Corp.	62,448	8,108
^	LG Hausys Ltd.	54,401	8,053
^	Paradise Co. Ltd.	427,698	8,049
*	LG Household & Health Care Ltd. Preference Shares	19,057	7,913
^	Samyang Holdings Corp.	56,604	7,871
^	Hansae Co. Ltd.	159,363	7,799
^	Fila Korea Ltd.	88,974	7,778
*,^	NHN Entertainment Corp.	148,568	7,222
	Daewoo International Corp.	410,018	7,131
*	Ssangyong Cement Industrial Co. Ltd.	447,626	7,084
	LG International Corp.	228,622	6,962

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
^	GS Retail Co. Ltd.	138,106	6,933
*,^	Doosan Infracore Co. Ltd.	1,256,521	6,853
^	Meritz Fire & Marine Insurance Co. Ltd.	475,504	6,701
^	Eo Technics Co. Ltd.	77,172	6,694
*,^	Komipharm International Co. Ltd.	277,169	6,415
*,^	GemVax & Kael Co. Ltd.	238,994	6,179
^	Hyundai Mipo Dockyard Co. Ltd.	97,907	6,123
*,^	Pan Ocean Co. Ltd.	1,721,031	6,044
^	Ilyang Pharmaceutical Co. Ltd.	123,357	6,011
^	Seoul Semiconductor Co. Ltd.	360,934	5,971
	LS Industrial Systems Co. Ltd.	137,414	5,966
	SKC Co. Ltd.	177,964	5,959
*,^	HLB Inc.	278,935	5,935
*,^	SM Entertainment Co.	142,275	5,687
	Korea Electric Terminal Co. Ltd.	65,890	5,686
^	LOTTE Himart Co. Ltd.	111,967	5,685
	Hyundai Home Shopping Network Corp.	52,607	5,607
*,^	Samlip General Foods Co. Ltd.	22,701	5,578
^	Samsung Fine Chemicals Co. Ltd.	169,151	5,570
*,^	Medipost Co. Ltd.	65,807	5,567
^	Lotte Food Co. Ltd.	7,082	5,562
*,^	Osstem Implant Co. Ltd.	95,317	5,552
*,^	LG Life Sciences Ltd.	103,446	5,538
*,^	Hanjin Shipping Co. Ltd.	1,261,728	5,523
^	iMarketKorea Inc.	212,273	5,509
	Young Poong Corp.	4,971	5,457
	Taekwang Industrial Co. Ltd.	5,561	5,412
^	Kolon Life Science Inc.	38,257	5,374
	KIWOOM Securities Co. Ltd.	104,517	5,338
*,^	Huons Co. Ltd.	65,931	5,333
^	Hite Jinro Co. Ltd.	264,513	5,294
^	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	870,409	5,291
^	LS Corp.	155,042	5,243
*,^	Muhak Co. Ltd.	120,889	5,087
	Mirae Asset Securities Co. Ltd.	225,132	5,041
	JB Financial Group Co. Ltd.	962,847	5,003
^	Grand Korea Leisure Co. Ltd.	178,656	4,957
	Daou Technology Inc.	226,848	4,910
	Daesang Corp.	172,201	4,670
	KT Corp. ADR	350,114	4,594
*,^	Seegene Inc.	132,682	4,565
	LF Corp.	162,381	4,504
^	Hanjin Kal Corp.	236,074	4,500
^	Hanjin Transportation Co. Ltd.	114,845	4,453
	CJ O Shopping Co. Ltd.	28,498	4,410
*,^	Webzen Inc.	155,163	4,394
^	Korea Real Estate Investment & Trust Co. Ltd.	1,520,541	4,366
	Hansol Chemical Co. Ltd.	74,471	4,360
	GS Home Shopping Inc.	29,231	4,350
*,^	Hyundai Elevator Co. Ltd.	94,041	4,318
*,^	Samsung Engineering Co. Ltd.	271,625	4,305
*,^	Hyundai Livart Furniture Co. Ltd.	98,051	4,299
*,^	Wonik IPS Co. Ltd.	523,485	4,298
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	24,335	4,280
*,^	InBody Co. Ltd.	98,113	4,221
^	Dong-A ST Co. Ltd.	38,742	4,193
*,^	Chabiotech Co. Ltd.	311,977	4,184
	S&T Motiv Co. Ltd.	65,489	4,162
	Kwang Dong Pharmaceutical Co. Ltd.	406,595	4,130
*,^	Amicogen Inc.	70,815	4,123
^	Bukwang Pharmaceutical Co. Ltd.	183,722	4,021
^	Handsome Co. Ltd.	117,218	3,975
^	Korea PetroChemical Ind Co. Ltd.	25,785	3,964
	Hanil Cement Co. Ltd.	38,283	3,941

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*,^	iNtRON Biotechnology Inc.	106,213	3,925
^	Poongsan Corp.	174,423	3,918
^	OCI Materials Co. Ltd.	48,388	3,917
^	YG Entertainment Inc.	95,481	3,789
*,^	Loen Entertainment Inc.	55,091	3,766
*,^	Hyundai Merchant Marine Co. Ltd.	719,449	3,758
^	Nexen Tire Corp.	324,648	3,746
*,^	Kumho Industrial Co. Ltd.	245,386	3,743
^	Interpark Holdings Corp.	365,309	3,730
^	Hankook Tire Worldwide Co. Ltd.	227,077	3,662
^	Cuckoo Electronics Co. Ltd.	16,736	3,659
^	Tongyang Life Insurance Co. Ltd.	296,016	3,619
^	Binggrae Co. Ltd.	60,180	3,603
^	Chong Kun Dang Pharmaceutical Corp.	64,130	3,559
^	Dong-A Socio Holdings Co. Ltd.	24,957	3,554
^	KEPCO Engineering & Construction Co. Inc.	118,886	3,546
*,^	Hanwha General Insurance Co. Ltd.	530,727	3,495
*,^	Sansung Life & Science Co. Ltd.	105,994	3,479
^	AK Holdings Inc.	46,192	3,472
^	Meritz Financial Group Inc.	269,169	3,445
^	KONA I Co. Ltd.	106,918	3,417
^	Dongwon Industries Co. Ltd.	12,146	3,409
^	Halla Holdings Corp.	68,027	3,390
	LG Electronics Inc. Preference Shares	155,979	3,343
*	Asiana Airlines Inc.	776,084	3,289
	LEENO Industrial Inc.	85,874	3,283
*,^	Korea Kolmar Holdings Co. Ltd.	56,533	3,261
^	Dongwon F&B Co. Ltd.	9,771	3,226
^	SFA Engineering Corp.	82,935	3,184
^	Partron Co. Ltd.	367,226	3,144
^	Huchems Fine Chemical Corp.	191,258	3,137
^	DuzonBizon Co. Ltd.	166,373	3,122
*,^	Hansol Technics Co. Ltd.	142,411	3,117
^	Dongkuk Steel Mill Co. Ltd.	520,424	3,105
	JW Pharmaceutical Corp.	100,449	3,040
*,^	Gamevil Inc.	41,337	3,027
^	Crown Confectionery Co. Ltd.	5,831	2,989
*,^	WeMade Entertainment Co. Ltd.	74,471	2,975
*,^	Binex Co. Ltd.	209,247	2,957
^	Koh Young Technology Inc.	101,693	2,951
^	Namyang Dairy Products Co. Ltd.	3,990	2,942
	Daishin Securities Co. Ltd.	320,510	2,930
	Youngone Holdings Co. Ltd.	46,163	2,908
*,^	Cell Biotech Co. Ltd.	52,550	2,895
*,^	IS Dongseo Co. Ltd.	76,549	2,846
*,^	Genexine Co. Ltd.	38,051	2,820
*,^	Ssangyong Motor Co.	387,471	2,813
^	Hyundai Rotem Co. Ltd.	192,435	2,736
*,^	Humedix Co. Ltd.	47,169	2,731
^	Kolao Holdings	227,333	2,688
*,^	China Ocean Resources Co. Ltd.	682,504	2,677
*	Hansol Paper Co. Ltd.	148,602	2,673
*,^	Yuanta Securities Korea Co. Ltd.	766,959	2,661
^	Hancom Inc.	145,529	2,643
^	Daewoong Pharmaceutical Co. Ltd.	39,860	2,642
^	SK Gas Ltd.	34,707	2,592
	CJ Hellovision Co. Ltd.	270,547	2,574
*,^	Seobu T&D	130,451	2,564
*,^	COSON Co. Ltd.	127,720	2,555
*,^	Dongbu HiTek Co. Ltd.	241,288	2,547
	S&T Dynamics Co. Ltd.	209,545	2,544
*	Dae Hwa Pharmaceutical Co. Ltd.	99,358	2,505
*,^	Lutronic Corp.	65,483	2,502
	KISWIRE Ltd.	68,614	2,480

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
^	Seah Besteel Corp.	98,243	2,467
*	NS Shopping Co. Ltd.	14,371	2,445
*,^	i-SENS Inc.	75,703	2,445
*,^	SK Securities Co. Ltd.	2,389,407	2,439
^	POSCO Chemtech Co. Ltd.	194,082	2,435
*,^	Naturalendo Tech Co. Ltd.	120,470	2,433
^	Samchully Co. Ltd.	26,712	2,395
*	Green Cross Cell Corp.	52,836	2,383
	Daekyo Co. Ltd.	296,959	2,382
^	Soulbrain Co. Ltd.	68,061	2,367
*,^	Samsung Pharmaceutical Co. Ltd.	209,973	2,360
^	Posco ICT Co. Ltd.	538,013	2,356
^	Daeduck Electronics Co.	365,585	2,349
*	CJ CheilJedang Corp. Preference Shares	12,048	2,348
^	Maeil Dairy Industry Co. Ltd.	67,188	2,304
^	Cosmax BTI Inc	36,730	2,282
^	Ahnlab Inc.	62,323	2,262
^	Agabang&Company	196,730	2,242
^	Hankook Shell Oil Co. Ltd.	5,009	2,227
	SL Corp.	147,249	2,190
*,^	GOLFZON Co. Ltd.	24,570	2,144
^	Chongkundang Holdings Corp.	30,813	2,140
^	KH Vatec Co. Ltd.	119,360	2,103
	KT Skylife Co. Ltd.	128,521	2,100
^	Able C&C Co. Ltd.	97,122	2,089
*	Taeyoung Engineering & Construction Co. Ltd.	404,962	2,083
	Sungwoo Hitech Co. Ltd.	268,835	2,070
*	JW Holdings Corp.	277,495	2,066
	Humax Co. Ltd.	133,933	2,025
*,^	Coreana Cosmetics Co. Ltd.	218,017	2,002
	Silicon Works Co. Ltd.	66,581	1,975
^	Hyundai Corp.	67,597	1,973
*,^	Hanjin Heavy Industries & Construction Co. Ltd.	504,962	1,960
*,^	Korea Line Corp.	108,932	1,921
	E1 Corp.	31,509	1,904
	Hanwha Investment & Securities Co. Ltd.	473,855	1,851
*,^	Pharmicell Co. Ltd.	422,648	1,811
^	Lock&Lock Co. Ltd.	168,449	1,800
	KISCO Corp.	42,331	1,794
^	Sindoh Co. Ltd.	33,229	1,777
	Hansol Holdings Co. Ltd.	274,222	1,717
*,^	Foosung Co. Ltd.	466,581	1,707
^	Kolon Corp.	30,530	1,702
*	Kwangju Bank	237,006	1,688
	Namhae Chemical Corp.	187,528	1,652
^	SBS Media Holdings Co. Ltd.	476,113	1,618
	Dae Han Flour Mills Co. Ltd.	9,506	1,615
^	SeAH Steel Corp.	28,037	1,570
*,^	Neowiz Games Corp.	96,929	1,543
*,^	Eusu Holdings Co. Ltd.	198,139	1,525
*,^	Jusung Engineering Co. Ltd.	354,378	1,517
^	Lumens Co. Ltd.	422,640	1,514
^	Daeduck GDS Co. Ltd.	175,573	1,491
*,^	Hyundai C&F Inc.	46,503	1,479
^	Sung Kwang Bend Co. Ltd.	177,420	1,455
*,^	Woongjin Thinkbig Co. Ltd.	192,387	1,375
*,^	Eugene Investment & Securities Co. Ltd.	554,674	1,351
	Daishin Securities Co. Ltd. Preference Shares	203,122	1,302
	Samyang Corp.	14,363	1,298
*,^	Duksan Hi-Metal Co. Ltd.	171,965	1,278
^	Kyobo Securities Co. Ltd.	138,958	1,189
	DY Corp.	195,100	1,179
*,^	TK Corp.	112,418	1,109
*,^	CUROCOM Co. Ltd.	684,385	1,090

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Youlchon Chemical Co. Ltd.	98,095	1,060
*	Taewoong Co. Ltd.	80,848	1,058
*,^	Insun ENT Co. Ltd.	215,005	1,020
*,^	STS Semiconductor & Telecommunications	427,515	1,016
^	Hanil E-Hwa Co. Ltd.	94,696	1,008
*,^	KTB Investment & Securities Co. Ltd.	438,100	970
*	Duk San Neolux Co. Ltd.	46,970	938
*,^	SK Communications Co. Ltd.	124,203	884
^	GOLFZONYUWONHOLDINGS Co. Ltd.	123,732	876
^	Kumho Electric Co. Ltd.	55,850	856
	Sam Young Electronics Co. Ltd.	71,460	780
^	Iljin Display Co. Ltd.	126,642	756
	INTOPS Co. Ltd.	48,799	724
^	Dongbu Securities Co. Ltd.	204,672	724
^	Seoyon Co. Ltd.	67,687	722
	MegaStudy Co. Ltd.	17,668	696
*,^	NEPES Corp.	106,422	619
*,^	Doosan Engine Co. Ltd.	181,734	612
*,^	Interflex Co. Ltd.	54,703	601
^	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	100,460	579
*,^	MegaStudyEdu Co. Ltd.	10,224	573
*,^	Taihan Electric Wire Co. Ltd.	105,490	555
	Hitejinro Holdings Co. Ltd.	46,396	552
*,^	3S Korea Co. Ltd.	256,028	534
*	Mirae Asset Securities Co. Ltd. Rights Exp. 11/05/2015	196,132	465
^	ICD Co. Ltd.	78,007	422
^	EG Corp.	31,339	336
	SK Telecom Co. Ltd. ADR	10,712	252
*,^	SK Chemicals Co Ltd Rights Exp. 12/04/2015	19,118	161
*	CNK International Co. Ltd.	259,916	71
*	Tera Resource Co. Ltd.	209,223	9
			6,222,905
Spain (2.3%)
	Banco Santander SA	130,392,767	730,186
	Telefonica SA	39,703,918	524,561
	Banco Bilbao Vizcaya Argentaria SA	58,722,417	504,821
	Iberdrola SA	52,877,243	377,480
	Industria de Diseno Textil SA	9,935,384	372,150
	Amadeus IT Holding SA	3,906,326	166,222
*	Repsol SA	9,937,578	125,212
*	Ferrovial SA	3,768,544	95,066
	CaixaBank SA	23,522,057	90,101
	Red Electrica Corp. SA	1,014,024	89,360
*	Banco de Sabadell SA	43,220,069	83,495
	Grifols SA	1,557,521	72,184
*,2	Aena SA	602,940	67,263
	Endesa SA	2,981,489	66,350
	Enagas SA	2,122,932	64,275
	Abertis Infraestructuras SA	3,821,058	63,417
	Gas Natural SDG SA	2,873,788	62,228
	Banco Popular Espanol SA	14,688,215	55,827
*	ACS Actividades de Construccion y Servicios SA	1,639,695	55,730
	Bankia SA	43,130,519	55,534
	Bankinter SA	6,435,011	46,634
	Grifols SA Preference Shares	1,221,318	42,415
	Merlin Properties Socimi SA	3,013,209	38,607
	Distribuidora Internacional de Alimentacion SA	5,876,603	37,369
	Gamesa Corp. Tecnologica SA	2,103,625	33,220
	Mapfre SA	9,599,754	28,523
^	Bolsas y Mercados Espanoles SHMSF SA	725,217	26,040
	Viscofan SA	436,975	25,514
	Zardoya Otis SA	1,708,452	21,006
	Mediaset Espana Comunicacion SA	1,697,699	20,616
	Acciona SA	244,018	20,503

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Banco Santander SA BDR	2,701,820	16,113
	Ebro Foods SA	813,450	15,414
*	Inmobiliaria Colonial SA	19,829,019	14,686
*,^	Acerinox SA	1,318,916	14,257
	Grupo Catalana Occidente SA	422,671	13,124
^	Tecnicas Reunidas SA	287,900	12,831
*,^	NH Hotel Group SA	1,928,653	11,799
^	Melia Hotels International SA	815,711	11,774
*,^	Indra Sistemas SA	1,090,319	11,682
	Almirall SA	572,542	11,027
*,^	Fomento de Construcciones y Contratas SA	1,293,424	9,859
*	Hispania Activos Inmobiliarios SA	624,746	9,391
	Prosegur Cia de Seguridad SA	2,019,687	8,985
^	Obrascon Huarte Lain SA	1,069,455	8,571
	Applus Services SA	924,555	8,228
^	Abengoa SA Class B	7,693,476	7,498
	Corp Financiera Alba SA	159,429	7,037
	Cia de Distribucion Integral Logista Holdings SA	337,819	6,748
^	Sacyr SA	2,663,858	6,718
	Atresmedia Corp. de Medios de Comunicacion SA	520,032	6,665
*,^	Zeltia SA	1,435,546	6,378
	CIE Automotive SA	381,674	6,117
	Faes Farma SA	2,241,849	6,029
^	Construcciones y Auxiliar de Ferrocarriles SA	17,842	4,978
^	Liberbank SA	7,713,140	4,779
	Ence Energia y Celulosa SA	1,199,660	4,201
	Banco Santander SA ADR	582,178	3,225
	Papeles y Cartones de Europa SA	428,492	2,434
^	Promotora de Informaciones SA	414,860	2,302
^	Duro Felguera SA	533,236	1,253
*,^	Deoleo SA	2,884,888	967
^	Tubacex SA	333,164	715
*	Papeles y Cartones de Europa SA Rights Exp. 11/12/15	428,492	93
*,^	Let's GOWEX SA	155,449	—
*	Pescanova SA	63,151	—
			4,317,787
Sweden (2.2%)
	Hennes & Mauritz AB Class B	8,901,603	345,296
	Nordea Bank AB	29,782,205	328,429
	Telefonaktiebolaget LM Ericsson Class B	27,944,370	271,721
	Swedbank AB Class A	9,795,041	224,707
*	Svenska Handelsbanken AB Class A	13,491,327	182,963
*	Assa Abloy AB Class B	8,805,499	174,635
	Svenska Cellulosa AB SCA Class B	5,434,216	160,184
	Investor AB Class B	4,237,880	156,884
^	Atlas Copco AB Class A	5,811,193	151,125
	Volvo AB Class B	14,504,644	150,137
	Skandinaviska Enskilda Banken AB Class A	13,651,817	142,767
	TeliaSonera AB	24,411,825	124,633
	Sandvik AB	10,139,755	94,748
^	Atlas Copco AB Class B	3,668,329	88,553
	Hexagon AB Class B	2,405,681	83,279
	SKF AB	3,896,017	68,343
	Skanska AB Class B	3,381,214	65,675
	Investment AB Kinnevik	1,919,894	61,162
	Electrolux AB Class B	2,078,160	61,079
	Swedish Match AB	1,804,583	56,724
	Alfa Laval AB	2,919,157	51,326
	Boliden AB	2,560,019	48,980
	Getinge AB	1,716,716	42,851
	Trelleborg AB Class B	2,269,196	38,237
	Meda AB Class A	2,579,456	37,936
	Securitas AB Class B	2,869,500	37,384
	Industrivarden AB Class A	1,811,620	35,206

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Tele2 AB	2,924,632	29,195
*	Lundin Petroleum AB	2,008,466	29,065
	Industrivarden AB	1,541,166	27,856
	BillerudKorsnas AB	1,433,591	25,886
	Elekta AB Class B	3,331,662	25,747
^	ICA Gruppen AB	711,100	25,293
^	NCC AB Class B	764,097	23,598
	Husqvarna AB	3,498,997	23,016
	Castellum AB	1,538,564	23,002
*	Swedish Orphan Biovitrum AB	1,481,493	22,531
*	Hexpol AB	2,319,344	22,495
*,^	Fingerprint Cards AB Class B	447,818	21,933
	Fabege AB	1,236,393	19,624
*	Betsson AB	1,149,602	18,641
*	Axfood AB	974,224	17,566
*	Fastighets AB Balder	870,920	17,531
	AAK AB	243,028	17,473
	Nibe Industrier AB Class B	540,464	17,350
*	Wallenstam AB	1,871,251	16,549
*	NetEnt AB	286,782	16,302
	Loomis AB Class B	571,571	14,813
	Hufvudstaden AB Class A	1,039,675	14,688
	Modern Times Group MTG AB Class B	508,185	14,389
	Holmen AB	466,591	14,073
	Indutrade AB	289,608	13,804
	JM AB	464,333	13,112
	Kungsleden AB	1,701,938	12,725
	L E Lundbergforetagen AB Class B	240,616	12,243
	Intrum Justitia AB	339,104	12,123
	Wihlborgs Fastigheter AB	612,307	11,942
	Peab AB	1,523,194	11,584
	Saab AB Class B	387,923	10,926
	Com Hem Holding AB	1,265,746	10,809
	Ratos AB	1,811,152	10,547
	Avanza Bank Holding AB	258,345	10,137
*	Lifco AB Class B	419,556	9,301
	Nobia AB	666,288	8,153
	Hemfosa Fastigheter AB	721,652	7,794
*,^	SSAB AB Class A	2,086,282	7,542
^	AF AB	495,616	7,335
*	Sweco AB Class B	458,471	6,708
2	Thule Group AB	515,485	6,370
	Atrium Ljungberg AB	387,024	6,000
^	Melker Schorling AB	100,102	5,565
*	SSAB AB Class B	1,743,260	5,515
	Klovern AB Preference Shares	135,064	4,673
*	Svenska Handelsbanken AB Class B	304,953	4,400
	Concentric AB	378,480	4,372
	Rezidor Hotel Group AB	977,274	4,144
	SAS AB Preference Shares	67,304	3,945
	Haldex AB	399,815	3,846
^	Lindab International AB	530,245	3,594
	Klovern AB	3,462,397	3,585
	Mekonomen AB	146,146	3,463
	Clas Ohlson AB	204,614	3,105
	Bure Equity AB	473,763	3,062
	Axis Communications AB	75,694	3,021
	Investment AB Oresund	137,628	2,980
	SkiStar AB	185,604	2,693
*,^	SAS AB	1,294,142	2,499
	Nordnet AB	679,729	2,400
	Fastighets AB Balder Preference Shares	54,715	2,177
	Sagax AB Preference Shares	500,470	1,919
	Hemfosa Fastigheter AB Preference Shares	87,129	1,675

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Ratos AB Preference Shares	7,396	1,639
	NCC AB Class A	36,875	1,135
*	Eniro AB	8,242	1
			4,048,143
Switzerland (6.2%)
	Nestle SA	29,364,558	2,241,780
	Novartis AG	19,993,309	1,812,714
	Roche Holding AG	6,616,501	1,792,159
	UBS Group AG	32,931,579	657,244
	Cie Financiere Richemont SA	4,788,181	409,542
	ABB Ltd.	20,820,509	392,152
	Credit Suisse Group AG	15,304,912	381,119
	Zurich Insurance Group AG	1,397,335	368,573
	Swiss Re AG	3,208,334	297,667
	Syngenta AG	860,130	288,953
	Givaudan SA	86,622	154,824
	LafargeHolcim Ltd.	2,403,375	135,166
	Actelion Ltd.	921,450	127,809
	Geberit AG	352,047	113,470
	Adecco SA	1,512,008	112,283
	Swatch Group AG (Bearer)	284,086	110,907
	Swisscom AG	213,416	109,889
	Julius Baer Group Ltd.	2,045,574	101,359
	SGS SA	48,004	91,304
*	LafargeHolcim Ltd.	1,401,547	78,855
	Swiss Life Holding AG	300,575	71,644
	Lonza Group AG	486,955	71,375
	Chocoladefabriken Lindt & Sprungli AG Registered Shares	957	70,937
	Schindler Holding AG	413,754	67,083
	Galenica AG	45,657	66,839
	Sonova Holding AG	486,585	66,343
	Kuehne & Nagel International AG	473,494	65,580
	Sika AG	19,728	64,624
	Partners Group Holding AG	168,928	61,070
	Chocoladefabriken Lindt & Sprungli AG Participation Certificates	8,983	54,780
	Baloise Holding AG	438,923	52,605
*	Dufry AG	448,172	52,363
^	Transocean Ltd.	3,255,410	49,840
	Clariant AG	2,519,889	46,289
	Swiss Prime Site AG	592,896	45,294
	Roche Holding AG (Bearer)	131,667	35,967
	Swatch Group AG (Registered)	448,674	32,394
	PSP Swiss Property AG	370,363	32,208
	Schindler Holding AG (Registered)	197,035	32,030
	Aryzta AG (Switzerland Shares)	707,999	31,893
	Helvetia Holding AG	56,745	29,684
	BB Biotech AG	104,412	29,500
	EMS-Chemie Holding AG	68,027	28,754
	GAM Holding AG	1,469,945	26,869
	Georg Fischer AG	38,782	23,811
	dorma&kaba Holding AG	35,346	22,040
^	Sulzer AG	217,915	22,018
	Flughafen Zuerich AG	28,673	21,704
	Barry Callebaut AG	17,861	21,424
	Straumann Holding AG	73,248	20,723
	Logitech International SA	1,406,630	20,672
*,2	Sunrise Communications Group AG	317,127	17,306
	Valiant Holding AG	149,007	17,216
	ams AG	537,885	17,215
	Leonteq AG	88,994	17,111
	Pargesa Holding SA	266,743	16,929
	Temenos Group AG	362,166	16,927
	Cembra Money Bank AG	279,253	16,657
	Banque Cantonale Vaudoise	26,749	16,463

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	OC Oerlikon Corp. AG	1,630,511	15,631
	DKSH Holding AG	248,567	15,131
^	Panalpina Welttransport Holding AG	130,042	14,852
	Tecan Group AG	108,113	14,722
	Forbo Holding AG	12,150	13,814
	Bucher Industries AG	60,352	13,731
	Vontobel Holding AG	262,853	12,946
	Mobimo Holding AG	57,868	12,486
	Allreal Holding AG	89,079	11,805
	U-Blox AG	54,805	10,582
	Burckhardt Compression Holding AG	30,344	10,577
	SFS Group AG	148,467	9,573
	Belimo Holding AG	4,387	9,404
	Gategroup Holding AG	239,389	8,971
	Emmi AG	19,829	8,966
	Autoneum Holding AG	42,901	7,869
	VZ Holding AG	25,012	7,787
	St. Galler Kantonalbank AG	20,830	7,532
	Rieter Holding AG	43,349	7,133
*	Cosmo Pharmaceuticals SA	44,541	6,840
	Schweiter Technologies AG	8,431	6,758
	Daetwyler Holding AG	46,721	6,548
	Implenia AG	130,441	6,462
	EFG International AG	619,214	6,217
	Ascom Holding AG	323,016	6,123
*,^	Meyer Burger Technology AG	837,665	5,996
	Huber & Suhner AG	136,591	5,888
^	Kuoni Reisen Holding AG	26,896	5,565
	Conzzeta AG	8,450	5,236
	Valora Holding AG	25,261	5,082
*	Basilea Pharmaceutica Ltd.	42,017	4,359
	Siegfried Holding AG	21,171	4,239
	Kudelski SA	310,913	4,178
	Ypsomed Holding AG	29,371	3,860
*	AFG Arbonia-Forster Holding AG	395,211	3,827
*	APG SGA SA	9,365	3,771
	Aryzta AG (Ireland Shares)	76,275	3,452
^	BKW AG	89,169	3,385
*	Bell AG	1,125	3,090
	Vetropack Holding AG	1,995	3,066
*	Zehnder Group AG	88,316	3,006
^	Alpiq Holding AG	27,994	2,956
*	Schmolz & Bickenbach AG	4,431,063	2,419
^	Swissquote Group Holding SA	96,200	2,314
*	Plazza AG	7,927	1,576
^	Bachem Holding AG	21,734	1,105
*	Orascom Development Holding AG	72,194	946
	Liechtensteinische Landesbank AG	10,280	366
	Basler Kantonalbank	3,799	259
			11,584,351
Taiwan (2.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	205,880,063	870,166
	Hon Hai Precision Industry Co. Ltd.	130,508,786	346,049
	Fubon Financial Holding Co. Ltd.	68,177,018	109,783
	Formosa Plastics Corp.	45,998,091	106,497
	MediaTek Inc.	13,708,807	106,418
	Nan Ya Plastics Corp.	53,514,907	106,095
	Cathay Financial Holding Co. Ltd.	74,349,012	105,637
	Delta Electronics Inc.	19,073,240	96,684
	Formosa Chemicals & Fibre Corp.	41,134,645	94,080
	CTBC Financial Holding Co. Ltd.	157,264,588	86,034
	Chunghwa Telecom Co. Ltd.	27,077,456	82,975
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,729,792	81,906
	Uni-President Enterprises Corp.	45,280,204	76,368

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Largan Precision Co. Ltd.	945,376	73,018
	China Steel Corp.	116,346,848	70,220
	Mega Financial Holding Co. Ltd.	93,646,873	67,912
	Catcher Technology Co. Ltd.	6,949,800	67,770
	Asustek Computer Inc.	6,634,168	59,215
	Taiwan Mobile Co. Ltd.	15,668,400	49,297
	Advanced Semiconductor Engineering Inc.	42,010,201	48,679
	Hotai Motor Co. Ltd.	3,847,000	44,765
	Pegatron Corp.	17,834,639	43,392
	Formosa Petrochemical Corp.	17,697,950	42,911
	E.Sun Financial Holding Co. Ltd.	70,682,053	42,421
	Quanta Computer Inc.	24,688,950	42,055
	First Financial Holding Co. Ltd.	84,817,031	41,054
	Yuanta Financial Holding Co. Ltd.	93,884,975	36,758
	China Development Financial Holding Corp.	132,726,856	35,585
	President Chain Store Corp.	5,302,146	35,117
	Pou Chen Corp.	24,787,517	34,860
	Far Eastern New Century Corp.	37,836,806	34,347
	Taiwan Cooperative Financial Holding Co. Ltd.	75,311,973	33,647
	Hua Nan Financial Holdings Co. Ltd.	69,306,349	33,297
	Taiwan Cement Corp.	30,002,700	33,272
	Far EasTone Telecommunications Co. Ltd.	15,021,000	32,545
	Cheng Shin Rubber Industry Co. Ltd.	17,396,828	31,458
	United Microelectronics Corp.	85,226,175	31,032
	Taishin Financial Holding Co. Ltd.	78,817,407	30,757
	Innolux Corp.	91,413,024	30,587
	SinoPac Financial Holdings Co. Ltd.	88,952,058	29,256
	Eclat Textile Co. Ltd.	1,828,011	26,872
	Foxconn Technology Co. Ltd.	10,225,762	26,666
^	Chunghwa Telecom Co. Ltd. ADR	864,198	26,479
	Chang Hwa Commercial Bank Ltd.	50,308,975	26,059
	China Life Insurance Co. Ltd.	31,513,020	25,874
	Compal Electronics Inc.	39,141,689	24,283
	Advantech Co. Ltd.	3,197,851	22,880
	Asia Cement Corp.	21,804,567	22,568
	Lite-On Technology Corp.	20,200,383	20,943
	Giant Manufacturing Co. Ltd.	2,663,319	20,026
	Hermes Microvision Inc.	521,509	19,881
	Chailease Holding Co. Ltd.	9,743,410	18,551
	Novatek Microelectronics Corp.	5,412,275	18,298
	Advanced Semiconductor Engineering Inc. ADR	3,186,287	18,289
*	Inotera Memories Inc.	23,134,002	17,727
	Shin Kong Financial Holding Co. Ltd.	72,875,258	17,397
	HTC Corp.	6,998,792	16,805
	Inventec Corp.	28,548,315	16,327
	Feng TAY Enterprise Co. Ltd.	2,801,121	15,904
	Teco Electric and Machinery Co. Ltd.	17,250,000	15,020
	Highwealth Construction Corp.	10,217,860	15,014
	AU Optronics Corp.	50,625,640	14,787
	Powertech Technology Inc.	6,631,955	14,596
	WPG Holdings Ltd.	13,710,553	14,272
	Siliconware Precision Industries Co. Ltd.	10,667,491	14,107
	Merida Industry Co. Ltd.	2,303,232	13,426
	Synnex Technology International Corp.	11,981,463	12,582
	Radiant Opto-Electronics Corp.	4,094,948	12,576
	Ruentex Industries Ltd.	6,718,340	12,311
	Chicony Electronics Co. Ltd.	5,175,847	12,299
	Wistron Corp.	24,481,573	12,264
	Zhen Ding Technology Holding Ltd.	4,290,355	12,178
	Makalot Industrial Co. Ltd.	1,552,918	11,768
	Ruentex Development Co. Ltd.	9,650,758	11,685
*,^	Acer Inc.	27,116,682	11,459
	Hiwin Technologies Corp.	2,060,366	11,437
	Vanguard International Semiconductor Corp.	8,633,000	11,064

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
^ Siliconware Precision Industries Co. Ltd. ADR	1,621,450	10,848
Phison Electronics Corp.	1,494,510	10,754
* Eva Airways Corp.	17,940,178	10,491
United Microelectronics Corp. ADR	5,269,974	9,749
Simplo Technology Co. Ltd.	2,748,443	9,698
Kenda Rubber Industrial Co. Ltd.	6,032,132	9,684
Yageo Corp.	6,068,407	9,542
Formosa Taffeta Co. Ltd.	9,481,000	9,367
Realtek Semiconductor Corp.	4,493,215	9,349
* China Airlines Ltd.	25,886,646	9,253
^ AU Optronics Corp. ADR	3,188,526	9,215
* Taiwan Business Bank	35,048,370	8,987
Standard Foods Corp.	3,718,063	8,927
Epistar Corp.	9,679,760	8,663
Yulon Motor Co. Ltd.	8,190,015	8,660
Taiwan Fertilizer Co. Ltd.	6,787,000	8,642
CTCI Corp.	6,373,000	8,286
Chipbond Technology Corp.	5,755,000	8,146
PChome Online Inc.	706,262	7,866
Taiwan Secom Co. Ltd.	2,617,920	7,856
King Slide Works Co. Ltd.	595,000	7,777
Transcend Information Inc.	2,750,363	7,627
King's Town Bank Co. Ltd.	9,563,000	7,585
Poya International Co. Ltd.	667,384	7,559
* Walsin Lihwa Corp.	31,149,000	7,513
Win Semiconductors Corp.	5,440,005	7,349
Tripod Technology Corp.	4,716,023	7,263
Eternal Materials Co. Ltd.	7,585,001	7,172
Airtac International Group	1,331,580	6,885
Compeq Manufacturing Co. Ltd.	10,434,000	6,836
Evergreen Marine Corp. Taiwan Ltd.	15,297,438	6,787
eMemory Technology Inc.	655,000	6,699
St. Shine Optical Co. Ltd.	440,000	6,604
FLEXium Interconnect Inc.	2,360,257	6,529
* Winbond Electronics Corp.	27,065,000	6,508
King Yuan Electronics Co. Ltd.	10,249,000	6,505
Far Eastern Department Stores Ltd.	10,666,977	6,416
Micro-Star International Co. Ltd.	6,311,000	6,387
TPK Holding Co. Ltd.	2,584,695	6,382
Wistron NeWeb Corp.	2,432,581	6,372
Sino-American Silicon Products Inc.	5,055,428	6,209
Clevo Co.	5,645,796	6,070
Capital Securities Corp.	20,198,175	5,988
* Asia Pacific Telecom Co. Ltd.	18,640,848	5,955
* LCY Chemical Corp.	6,719,288	5,939
Taichung Commercial Bank Co. Ltd.	19,215,680	5,849
Chroma ATE Inc.	3,264,800	5,812
Cub Elecparts Inc.	464,531	5,810
Waterland Financial Holdings Co. Ltd.	23,684,000	5,810
Hota Industrial Manufacturing Co. Ltd.	1,764,000	5,782
* Ta Chong Bank Ltd.	13,561,511	5,746
* Nan Kang Rubber Tire Co. Ltd.	6,502,209	5,728
Wan Hai Lines Ltd.	8,613,325	5,676
Everlight Electronics Co. Ltd.	3,740,497	5,656
* China Petrochemical Development Corp.	22,008,647	5,582
Unimicron Technology Corp.	12,684,750	5,535
TTY Biopharm Co. Ltd.	1,939,780	5,454
Grape King Bio Ltd.	983,000	5,377
Yungtay Engineering Co. Ltd.	3,325,000	5,362
China Steel Chemical Corp.	1,417,000	5,355
Far Eastern International Bank	16,898,478	5,250
Cheng Uei Precision Industry Co. Ltd.	3,595,485	5,249
Taiwan Paiho Ltd.	2,195,300	5,234
Firich Enterprises Co. Ltd.	1,697,614	5,229

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Richtek Technology Corp.	894,591	5,213
Elite Material Co. Ltd.	2,552,965	5,194
* Macronix International	35,500,878	5,172
Voltronic Power Technology Corp.	406,358	5,169
Tong Yang Industry Co. Ltd.	4,674,126	5,105
Oriental Union Chemical Corp.	6,778,700	5,071
Kinsus Interconnect Technology Corp.	2,477,000	5,054
Tainan Spinning Co. Ltd.	10,677,404	5,053
Feng Hsin Steel Co. Ltd.	4,291,000	4,948
Gigabyte Technology Co. Ltd.	4,740,000	4,940
TSRC Corp.	7,156,626	4,889
U-Ming Marine Transport Corp.	4,079,000	4,787
* Taiwan Glass Industry Corp.	12,071,747	4,747
Sercomm Corp.	2,043,000	4,729
Parade Technologies Ltd.	617,805	4,722
China Motor Corp.	6,704,000	4,717
Coretronic Corp.	5,095,000	4,680
Ginko International Co. Ltd.	431,000	4,559
Taiwan Hon Chuan Enterprise Co. Ltd.	2,880,496	4,558
Tung Thih Electronic Co. Ltd.	557,000	4,557
Elan Microelectronics Corp.	4,142,000	4,546
Gigasolar Materials Corp.	235,600	4,523
Neo Solar Power Corp.	6,687,831	4,519
Jih Sun Financial Holdings Co. Ltd.	19,827,891	4,471
Mercuries Life Insurance Co. Ltd.	7,328,306	4,462
Chin-Poon Industrial Co. Ltd.	3,330,000	4,453
Qisda Corp.	13,103,880	4,424
Casetek Holdings Ltd.	1,001,000	4,366
WT Microelectronics Co. Ltd.	3,900,260	4,361
Huaku Development Co. Ltd.	2,302,087	4,349
Formosa International Hotels Corp.	629,422	4,321
Shin Zu Shing Co. Ltd.	1,342,000	4,311
Chlitina Holding Ltd.	520,300	4,217
Nanya Technology Corp.	3,432,000	4,196
* Sanyang Motor Co. Ltd.	6,272,540	4,169
YFY Inc.	12,059,515	4,144
* E Ink Holdings Inc.	8,432,000	4,097
Silergy Corp.	403,000	4,094
* Swancor Ind Co. Ltd.	598,000	4,094
* Yang Ming Marine Transport Corp.	13,554,553	4,089
Tung Ho Steel Enterprise Corp.	7,549,842	4,088
* Yeong Guan Energy Technology Group Co. Ltd.	639,000	4,073
Mitac Holdings Corp.	5,201,997	4,039
Depo Auto Parts Ind Co. Ltd.	1,207,000	4,034
Grand Pacific Petrochemical	8,219,000	4,011
* Kinpo Electronics	12,349,000	3,997
* Motech Industries Inc.	3,088,100	3,992
Primax Electronics Ltd.	3,046,000	3,978
Cleanaway Co. Ltd.	800,000	3,925
Goldsun Building Materials Co. Ltd.	13,246,830	3,868
Lung Yen Life Service Corp.	1,951,000	3,862
* Tatung Co. Ltd.	21,090,738	3,830
* Ennoconn Corp.	355,000	3,770
Shinkong Synthetic Fibers Corp.	13,783,451	3,751
Ardentec Corp.	4,861,473	3,678
Cathay Real Estate Development Co. Ltd.	8,472,000	3,660
China Synthetic Rubber Corp.	4,947,850	3,646
Flytech Technology Co. Ltd.	1,145,919	3,646
San Shing Fastech Corp.	1,788,014	3,642
AmTRAN Technology Co. Ltd.	7,173,716	3,620
PharmaEngine Inc.	562,000	3,599
Ton Yi Industrial Corp.	7,385,850	3,596
Wowprime Corp.	616,015	3,573
Farglory Land Development Co. Ltd.	3,107,815	3,571

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Adlink Technology Inc.	1,314,328	3,510
USI Corp.	8,441,105	3,507
Tong Hsing Electronic Industries Ltd.	1,385,259	3,497
Lien Hwa Industrial Corp.	5,660,677	3,478
President Securities Corp.	7,822,926	3,476
Taiwan Sogo Shin Kong SEC	2,852,950	3,434
Faraday Technology Corp.	2,088,666	3,379
Xxentria Technology Materials Corp.	1,155,224	3,367
ScinoPharm Taiwan Ltd.	2,576,050	3,351
Elite Advanced Laser Corp.	794,400	3,343
Gourmet Master Co. Ltd.	551,000	3,337
Prince Housing & Development Corp.	10,739,559	3,327
Sporton International Inc.	551,465	3,324
Namchow Chemical Industrial Co. Ltd.	1,529,000	3,308
Merry Electronics Co. Ltd.	1,713,976	3,265
* China Man-Made Fiber Corp.	11,270,000	3,248
TA Chen Stainless Pipe	6,720,410	3,241
Accton Technology Corp.	5,181,800	3,240
* HannStar Display Corp.	24,585,060	3,200
* Medigen Biotechnology Corp.	1,091,032	3,136
Great Wall Enterprise Co. Ltd.	5,124,920	3,094
* Microbio Co. Ltd.	3,776,907	3,088
Walsin Technology Corp.	5,572,394	3,082
China Bills Finance Corp.	8,846,000	3,062
TXC Corp.	2,597,979	3,028
MIN AIK Technology Co. Ltd.	1,567,000	3,004
Sinbon Electronics Co. Ltd.	1,694,000	2,997
Test Research Inc.	1,690,503	2,951
Cheng Loong Corp.	8,351,600	2,946
Greatek Electronics Inc.	2,951,000	2,904
BES Engineering Corp.	12,161,000	2,855
Advanced Ceramic X Corp.	457,000	2,829
Taiwan FamilyMart Co. Ltd.	432,000	2,805
Taiwan TEA Corp.	6,384,000	2,788
YungShin Global Holding Corp.	1,914,850	2,787
Advanced Wireless Semiconductor Co.	1,169,000	2,771
* Gintech Energy Corp.	3,783,904	2,755
Long Bon International Co. Ltd.	4,288,000	2,723
Masterlink Securities Corp.	9,497,664	2,721
* Bizlink Holding Inc.	606,000	2,710
Taiwan Acceptance Corp.	1,157,000	2,702
Radium Life Tech Co. Ltd.	7,008,865	2,695
Systex Corp.	1,383,000	2,645
* Center Laboratories Inc.	1,210,000	2,644
FocalTech Systems Co. Ltd.	3,236,200	2,639
Posiflex Technology Inc.	491,895	2,583
* Orient Semiconductor Electronics Ltd.	7,153,000	2,579
Toung Loong Textile Manufacturing	851,000	2,561
XPEC Entertainment Inc.	939,871	2,555
Mercuries & Associates Holding Ltd.	3,891,641	2,548
AcBel Polytech Inc.	3,610,000	2,542
Taiwan Surface Mounting Technology Corp.	2,708,118	2,521
Everlight Chemical Industrial Corp.	3,942,537	2,519
Visual Photonics Epitaxy Co. Ltd.	2,143,750	2,516
Nan Liu Enterprise Co. Ltd.	447,000	2,498
Sitronix Technology Corp.	885,000	2,469
Formosan Rubber Group Inc.	4,348,000	2,453
Taiwan PCB Techvest Co. Ltd.	2,207,153	2,446
Test Rite International Co. Ltd.	3,900,314	2,439
* Pihsiang Machinery Manufacturing Co. Ltd.	1,021,000	2,413
* TWi Pharmaceuticals Inc.	440,000	2,413
Getac Technology Corp.	3,535,000	2,398
United Integrated Services Co. Ltd.	2,033,000	2,389
Yieh Phui Enterprise Co. Ltd.	10,049,613	2,382

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Career Technology MFG. Co. Ltd.	2,931,000	2,381
IEI Integration Corp.	1,893,694	2,376
Ambassador Hotel	2,719,000	2,338
Universal Cement Corp.	3,312,738	2,335
* Ritek Corp.	25,850,000	2,329
Aten International Co. Ltd.	1,050,000	2,317
Lealea Enterprise Co. Ltd.	8,019,197	2,314
Pixart Imaging Inc.	1,039,711	2,308
Taiwan Cogeneration Corp.	3,269,550	2,294
Dynapack International Technology Corp.	1,387,000	2,262
* Taigen Biopharmaceuticals Holdings Ltd.	2,669,000	2,243
Nan Ya Printed Circuit Board Corp.	2,223,059	2,238
Chong Hong Construction Co. Ltd.	1,584,416	2,236
Lextar Electronics Corp.	3,988,000	2,225
Sigurd Microelectronics Corp.	3,278,000	2,195
Wah Lee Industrial Corp.	1,565,000	2,191
* Wei Chuan Foods Corp.	3,638,000	2,167
Hung Sheng Construction Ltd.	4,494,000	2,165
China Metal Products	2,412,243	2,159
* Asia Optical Co. Inc.	2,276,000	2,158
Brogent Technologies Inc.	252,642	2,155
Great China Metal Industry	2,429,000	2,153
* Continental Holdings Corp.	6,577,900	2,152
Holtek Semiconductor Inc.	1,432,000	2,144
UPC Technology Corp.	6,952,767	2,116
KEE TAI Properties Co. Ltd.	3,940,740	2,068
Chimei Materials Technology Corp.	2,944,000	2,060
* D-Link Corp.	6,473,204	2,045
* Lotus Pharmaceutical Co. Ltd.	889,000	2,034
Elite Semiconductor Memory Technology Inc.	2,275,000	2,029
Basso Industry Corp.	1,006,200	2,014
Long Chen Paper Co. Ltd.	5,558,613	2,013
Topkey Corp.	519,000	2,012
* Gigastorage Corp.	2,590,096	2,006
Kindom Construction Corp.	3,577,000	2,001
Darwin Precisions Corp.	5,074,000	1,996
Taiwan Land Development Corp.	6,053,725	1,994
* CMC Magnetics Corp.	16,572,364	1,990
Solar Applied Materials Technology Co.	3,129,740	1,989
* Shining Building Business Co. Ltd.	5,486,518	1,957
ITEQ Corp.	2,821,140	1,935
Zeng Hsing Industrial Co. Ltd.	460,000	1,922
Topco Scientific Co. Ltd.	1,214,553	1,922
* Taiwan Styrene Monomer	4,431,342	1,919
A-DATA Technology Co. Ltd.	1,870,087	1,916
Asia Vital Components Co. Ltd.	2,395,148	1,914
Zinwell Corp.	1,546,000	1,889
WUS Printed Circuit Co. Ltd.	2,314,000	1,875
Sinyi Realty Inc.	2,123,238	1,850
Syncmold Enterprise Corp.	1,180,000	1,841
Kuo Toong International Co. Ltd.	1,635,708	1,835
Soft-World International Corp.	925,620	1,818
Lotes Co. Ltd.	553,000	1,814
Rich Development Co. Ltd.	5,648,000	1,813
* Li Peng Enterprise Co. Ltd.	6,410,615	1,797
Evergreen International Storage & Transport Corp.	4,325,000	1,790
Kinik Co.	1,017,000	1,781
Asia Polymer Corp.	3,073,515	1,777
Yulon Nissan Motor Co. Ltd.	203,179	1,772
Unity Opto Technology Co. Ltd.	2,503,409	1,752
Green Seal Holding Ltd.	462,900	1,740
Gloria Material Technology Corp.	3,257,824	1,724
Johnson Health Tech Co. Ltd.	945,110	1,723
Sampo Corp.	4,249,000	1,709

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
^ Senao International Co. Ltd.	1,234,000	1,685
* Ho Tung Chemical Corp.	7,256,250	1,671
Federal Corp.	3,674,777	1,669
Alpha Networks Inc.	2,916,000	1,667
* Ability Enterprise Co. Ltd.	3,021,000	1,662
YC INOX Co. Ltd.	2,727,000	1,640
Holy Stone Enterprise Co. Ltd.	1,598,500	1,620
Taiflex Scientific Co. Ltd.	1,337,852	1,619
Rechi Precision Co. Ltd.	2,288,596	1,617
Tong-Tai Machine & Tool Co. Ltd.	2,171,218	1,605
Altek Corp.	1,930,353	1,586
Taiwan Semiconductor Co. Ltd.	1,823,000	1,580
Sunplus Technology Co. Ltd.	3,961,000	1,559
Ichia Technologies Inc.	2,709,000	1,543
GeoVision Inc.	623,907	1,542
Etron Technology Inc.	3,765,000	1,541
Unitech Printed Circuit Board Corp.	4,332,248	1,537
Kuoyang Construction Co. Ltd.	4,433,696	1,537
Chung-Hsin Electric & Machinery Manufacturing Corp.	2,862,250	1,530
CHC Healthcare Group	855,333	1,504
* Genius Electronic Optical Co. Ltd.	732,363	1,500
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	724,000	1,485
CyberTAN Technology Inc.	2,835,000	1,473
* Green Energy Technology Inc.	2,937,405	1,461
TYC Brother Industrial Co. Ltd.	2,020,000	1,456
Global Unichip Corp.	717,000	1,432
Elitegroup Computer Systems Co. Ltd.	2,067,441	1,427
* Taiwan Liposome Co. Ltd.	332,000	1,417
Jess-Link Products Co. Ltd.	1,330,458	1,396
Sonix Technology Co. Ltd.	1,211,000	1,379
CSBC Corp. Taiwan	3,231,100	1,363
Pan-International Industrial Corp.	3,285,991	1,347
* E-Ton Solar Tech Co. Ltd.	3,627,096	1,327
Sincere Navigation Corp.	2,373,000	1,313
Unizyx Holding Corp.	3,418,000	1,311
Taiwan Fire & Marine Insurance Co. Ltd.	1,915,000	1,299
Pan Jit International Inc.	3,288,000	1,298
Lite-On Semiconductor Corp.	1,827,439	1,280
OptoTech Corp.	4,000,000	1,280
China General Plastics Corp.	2,886,920	1,269
Weltrend Semiconductor	2,064,500	1,260
* LES Enphants Co. Ltd.	2,209,461	1,242
Global Mixed Mode Technology Inc.	673,000	1,237
Hung Poo Real Estate Development Corp.	1,838,946	1,227
Solartech Energy Corp.	2,193,364	1,217
Microlife Corp.	475,400	1,209
Nien Hsing Textile Co. Ltd.	1,820,468	1,179
Vivotek Inc.	469,006	1,164
China Chemical & Pharmaceutical Co. Ltd.	2,019,000	1,151
International Games System Co. Ltd.	415,000	1,111
* Chung Hung Steel Corp.	7,362,240	1,108
Gemtek Technology Corp.	2,165,564	1,099
Chung Hwa Pulp Corp.	3,595,712	1,099
Taiwan Sanyo Electric Co. Ltd.	1,330,750	1,093
Darfon Electronics Corp.	2,082,000	1,080
King's Town Construction Co. Ltd.	1,882,771	1,074
Tyntek Corp.	2,265,438	1,065
Cyberlink Corp.	495,578	1,059
Huang Hsiang Construction Corp.	1,301,000	1,054
Chun Yuan Steel	3,475,653	1,028
* Concord Securities Co. Ltd.	5,076,219	1,020
Chia Hsin Cement Corp.	3,020,112	1,002
* G Tech Optoelectronics Corp.	2,160,334	993
* Gold Circuit Electronics Ltd.	2,844,000	983

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* Wafer Works Corp.	2,887,674	976
Infortrend Technology Inc.	2,221,000	953
Aerospace Industrial Development Corp.	741,942	940
ALI Corp.	1,838,000	932
Lingsen Precision Industries Ltd.	3,034,000	914
Bank of Kaohsiung Co. Ltd.	3,297,639	901
Globe Union Industrial Corp.	1,874,625	881
Jentech Precision Industrial Co. Ltd.	611,354	854
ITE Technology Inc.	971,625	826
Hsin Kuang Steel Co. Ltd.	1,833,000	779
Quanta Storage Inc.	1,227,000	766
* Silicon Integrated Systems Corp.	3,736,000	711
* China Electric Manufacturing Corp.	2,735,000	691
Taiyen Biotech Co. Ltd.	919,979	685
* Eastern Media International Corp.	2,917,195	670
* Dynamic Electronics Co. Ltd.	2,299,000	664
L&K Engineering Co. Ltd.	1,132,000	652
Young Optics Inc.	527,000	650
ENG Electric Co. Ltd.	1,207,483	599
Shih Wei Navigation Co. Ltd.	1,455,772	582
Sunrex Technology Corp.	1,288,000	576
* Champion Building Materials Co. Ltd.	2,659,000	571
* Ta Ya Electric Wire & Cable	3,772,950	561
* AGV Products Corp.	2,660,265	557
ACES Electronic Co. Ltd.	693,000	554
Chinese Maritime Transport Ltd.	732,000	511
* HannsTouch Solution Inc.	3,220,559	498
FSP Technology Inc.	758,071	471
* Genesis Photonics Inc.	1,683,931	467
* Chinese Gamer International Corp.	352,000	450
Phihong Technology Co. Ltd.	1,483,000	435
First Steamship Co. Ltd.	1,219,000	434
Advanced International Multitech Co. Ltd.	646,000	412
Sheng Yu Steel Co. Ltd.	715,000	391
Tsann Kuen Enterprise Co. Ltd.	582,000	391
* KYE Systems Corp.	1,229,892	383
* Global Brands Manufacture Ltd.	1,714,462	381
Taiwan Mask Corp.	1,546,000	373
* Microelectronics Technology Inc.	1,313,000	366
Silitech Technology Corp.	619,405	357
Taiwan Navigation Co. Ltd.	747,000	312
* Tatung Co. Ltd. GDR	38,879	142
* ProMOS Technologies Inc.	5,975,000	—
* Taichung Commercial Bank Co Ltd Rights Exp. 11/23/15	712,511	—
		5,219,311
Thailand (0.5%)
* PTT PCL	5,609,400	43,178
Advanced Info Service PCL (Foreign)	6,120,100	40,077
* Siam Commercial Bank PCL (Local)	10,110,600	37,806
Kasikornbank PCL (Foreign)	7,561,500	36,583
Siam Cement PCL (Foreign)	2,821,700	35,940
* Advanced Info Service PCL (Local)	4,995,292	32,711
CP ALL PCL (Foreign)	21,481,570	30,121
Intouch Holdings PCL	14,118,100	29,732
* CP ALL PCL (Local)	19,764,800	27,714
Bangkok Bank PCL (Foreign)	4,469,000	21,000
* Bumrungrad Hospital PCL	3,358,900	20,337
Airports of Thailand PCL (Foreign)	2,205,300	18,433
PTT PCL (Foreign)	2,366,115	18,213
Big C Supercenter PCL	3,235,300	18,177
* PTT Global Chemical PCL (Local)	11,201,600	17,485
* Central Pattana PCL	12,764,186	16,492
Siam Commercial Bank PCL (Foreign)	4,402,600	16,462
* Kasikornbank PCL	3,382,600	16,365

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* True Corp. PCL	57,506,200	16,288
* Airports of Thailand PCL	1,791,000	14,970
* OBI Pharma Inc.	1,128,000	13,869
* PTT Exploration and Production PCL (Local)	6,715,600	13,705
* Minor International PCL	15,826,280	13,534
PTT Exploration & Production PCL (Foreign)	6,384,569	13,029
Total Access Communication PCL	6,732,400	12,834
* Charoen Pokphand Foods PCL	21,136,500	12,277
* Delta Electronics Thailand PCL	4,670,800	11,058
* Bangkok Dusit Medical Services PCL (Local)	20,595,600	10,978
BTS Group Holdings PCL ADR	37,646,200	10,202
* Electricity Generating PCL	2,247,700	9,817
* Digital Telecommunications Infrastructure Fund	26,465,700	9,372
* Krung Thai Bank PCL	17,994,700	8,637
Bangkok Dusit Medical Services PCL (Foreign)	15,919,000	8,485
TMB Bank PCL (Foreign)	112,734,300	8,404
* IRPC PCL	67,642,700	7,726
* Land & Houses PCL	31,708,700	7,604
* BTS Rail Mass Transit Growth Infrastructure Fund	26,350,624	7,480
Krung Thai Bank PCL (Foreign)	14,913,137	7,158
* Jasmine Broadband Internet Infrastructure Fund	24,459,600	7,149
* TMB Bank PCL	93,165,200	6,945
PTT Global Chemical PCL (Foreign)	4,225,236	6,595
* Tipco Asphalt PCL	5,461,400	6,510
Thai Oil PCL (Foreign)	4,176,800	6,343
* Indorama Ventures PCL (Local)	9,502,300	6,143
* Siam City Cement PCL (Local)	636,717	6,041
Glow Energy PCL (Foreign)	2,486,345	5,979
* BEC World PCL	6,679,700	5,901
* Thai Oil PCL	3,512,200	5,334
* Central Plaza Hotel PCL	4,856,700	5,175
* Thai Union Frozen Products PCL (Foreign)	10,402,800	5,159
* Srisawad Power 1979 PCL	4,133,224	5,072
* Thanachart Capital PCL	5,345,400	5,030
* Sino-Thai Engineering & Construction PCL	7,072,142	5,005
Bangkok Life Assurance PCL (NVDR)	3,416,620	4,940
Ratchaburi Electricity Generating Holding PCL	3,250,200	4,839
Charoen Pokphand Foods PCL (Foreign)	8,304,300	4,823
* Robinson Department Store PCL	4,211,700	4,666
* Thai Union Group PCL	9,319,400	4,622
* Banpu PCL (Local)	7,591,100	4,618
* KCE Electronics PCL	2,558,400	4,432
BTS Group Holdings PCL	16,254,048	4,405
* Superblock PCL	103,279,300	4,316
* Bangkok Land PCL	96,722,100	4,261
* Siam Global House PCL (Local)	14,017,575	4,088
Home Product Center PCL (Foreign)	20,294,238	3,985
* Berli Jucker PCL	3,642,300	3,835
* True Corp. PCL	13,467,523	3,814
* Bangkok Airways Co. Ltd.	6,751,400	3,811
* Thaicom PCL	4,211,900	3,695
* Tisco Financial Group PCL	3,454,420	3,660
* Hana Microelectronics PCL	3,570,900	3,451
* Home Product Center PCL (Local)	17,575,547	3,451
* Glow Energy PCL	1,430,800	3,441
* Major Cineplex Group PCL	3,899,280	3,394
* TPI Polene PCL	47,759,400	3,375
* Bangchak Petroleum PCL	3,190,400	3,220
* Supalai PCL	6,067,700	3,218
* CH Karnchang PCL	4,056,800	3,214
* Krungthai Card PCL	1,146,600	3,207
IRPC PCL (Foreign)	28,064,000	3,206
* Muangthai Leasing PCL	6,219,800	3,176
* Chularat Hospital PCL	47,147,360	3,147

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* PTG Energy PCL	7,426,800	3,125
* LPN Development PCL	5,873,100	2,948
* Jasmine International PCL	18,407,000	2,922
* Gunkul Engineering PCL	4,278,425	2,903
* SPCG PCL	4,305,700	2,903
* Pruksa Real Estate PCL (Local)	3,669,700	2,883
Indorama Ventures PCL (Foreign)	4,205,648	2,719
* Thai Vegetable Oil PCL	3,589,120	2,666
* Carabao Group PCL	2,269,000	2,483
* VGI Global Media PCL (Local)	23,173,192	2,407
* Jasmine International PCL (Foreign)	15,089,900	2,396
* momo.com Inc.	413,000	2,351
* Inter Far East Energy Corp.	8,114,400	2,337
* Dynasty Ceramic PCL	19,952,400	2,276
* Bangkok Metro PCL	44,438,200	2,270
* CK Power PCL	30,952,800	2,172
* Italian-Thai Development PCL (Local)	9,271,700	2,144
Pruksa Real Estate PCL (Foreign)	2,710,500	2,130
TTW PCL (Foreign)	6,920,300	2,100
BEC World PCL (Foreign)	2,370,905	2,094
* Samart Corp. PCL	3,617,800	2,070
Hana Microelectronics PCL (Foreign)	2,059,900	1,991
* Thai Reinsurance PCL	24,207,590	1,943
Bangkok Expressway PCL (Foreign)	1,876,200	1,897
* TTW PCL	6,097,200	1,850
* Sri Trang Agro-Industry PCL	5,726,400	1,817
* Sansiri PCL (Local)	37,638,900	1,805
* Quality Houses PCL (Local)	24,000,650	1,723
* Italian-Thai Development PCL (Foreign)	7,424,785	1,717
* TICON Industrial Connection PCL	4,996,500	1,683
WHA Corp. PCL	18,608,630	1,679
Kiatnakin Bank PCL (Foreign)	1,775,743	1,671
* Amata Corp. PCL	4,265,000	1,640
* Esso Thailand PCL	10,312,900	1,617
Thoresen Thai Agencies PCL (Foreign)	5,418,772	1,564
* Bangkok Expressway PCL	1,529,400	1,547
Banpu PCL	2,537,400	1,544
* Kiatnakin Bank PCL (Local)	1,596,400	1,502
* GFPT PCL	4,810,500	1,419
WHA Corp. PCL	14,165,950	1,278
Bangkok Chain Hospital PCL (Foreign)	5,881,825	1,098
Quality Houses PCL (Foreign)	14,903,018	1,070
* Thai Airways International PCL (Foreign)	3,415,800	968
* AP Thailand PCL	5,710,400	960
* Cal-Comp Electronics Thailand PCL	10,514,797	938
* Bangkok Chain Hospital PCL (Local)	4,989,800	932
VGI Global Media PCL (Foreign)	8,894,080	924
* Precious Shipping PCL	4,499,600	859
Univentures PCL (Foreign)	4,060,200	807
* U City PCL	651,459,622	733
Asian Property Development PCL (Foreign)	4,332,944	729
Sansiri PCL (Foreign)	14,838,699	711
Siam Global House PCL (Foreign)	2,329,227	679
* Thoresen Thai Agencies PCL (Local)	2,263,500	654
* Thai Airways International PCL	2,110,200	598
* Bangkok Life Assurance PCL	402,900	583
* Maybank Kim Eng Securities Thailand PCL	756,900	489
* Univentures PCL (Local)	2,407,300	479
Samart Corp. PCL (Foreign)	810,500	464
* Precious Shipping PCL (Foreign)	1,518,350	290
* Jasmine International PCL Warrants Exp. 6/25/2025	7,397,009	281
* Jasmine International PCL Warrants Exp. 06/25/2020	5,737,892	218
* Sahaviriya Steel Industries PCL	96,407,100	136
* CK Power PCL Foreign Line Warrants Exp. 5/28/2020	6,341,340	86

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
* WHA Corp. PCL Warrants Exp. 12/31/2019	201,600	68
* Indorama Ventures PCL Warrants Exp. 8/24/2017	853,604	51
* WHA Corp. PCL Warrants	3,277,458	46
* Minor International Warrants Exp. 11/03/2017	487,890	44
* Indorama Ventures Warrants Exp. 8/24/2018	656,618	37
* G J Steel PCL Warrants Exp. 01/30/2020	9,920,670	5
* Sansiri PLC Warrants Exp. 7/29/2017	7,803,235	—
* BTS Group Holdings PCL Warrants Exp 10/16/2018	5,418,016	—
* Italian-Thai Development PCL (Foreign) Warrants Exp. 5/13/2019	1,484,957	—
* VGI Global Media PCL Warrants	1,154,924	—
* VGI Global Media PCL Foreign Warrants	1,111,760	—
* Italian-Thai Development PCL Warrants Exp. 5/13/2019	1,038,000	—
* Thoresen Thai Agencies PCL Warrants Exp. 2/28/2019	701,670	—
* Samart Corp. PCL Warrants Exp. 2/11/2018	661,060	—
G Steel PCL	14	—
* Srisawad Power 1979 PCL Warrants Exp. 11/30/2017	126,432	—
* Precious Shipping PCL Warrants	151,835	—
* Loxley PCL Warrants Exp. 03/20/2016	32,585	—
		995,067
Turkey (0.3%)
Turkiye Garanti Bankasi AS	19,707,843	51,145
Akbank TAS	19,131,609	49,125
BIM Birlesik Magazalar AS	2,110,628	42,925
* Tupras Turkiye Petrol Rafinerileri AS	1,145,393	30,246
Turkcell Iletisim Hizmetleri AS	7,410,643	29,475
KOC Holding AS	5,890,239	26,659
Haci Omer Sabanci Holding AS (Bearer)	7,597,804	24,093
Turkiye Halk Bankasi AS	5,909,606	22,181
Turkiye Is Bankasi	12,740,718	21,752
Eregli Demir ve Celik Fabrikalari TAS	12,823,640	18,186
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	18,211,172	17,671
* Turk Hava Yollari AO	5,173,297	15,272
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,821,327	14,364
Turkiye Vakiflar Bankasi TAO	10,039,774	14,317
TAV Havalimanlari Holding AS	1,423,278	11,176
Turk Telekomunikasyon AS	5,010,346	10,799
Yapi ve Kredi Bankasi AS	8,311,121	10,116
Ulker Biskuvi Sanayi AS	1,476,160	9,972
Arcelik AS	1,685,886	9,192
Enka Insaat ve Sanayi AS	4,878,964	8,644
Coca-Cola Icecek AS	640,342	8,114
Tofas Turk Otomobil Fabrikasi AS	1,171,982	7,736
Ford Otomotiv Sanayi AS	639,453	7,520
Turkiye Sise ve Cam Fabrikalari AS	5,566,231	6,374
* Petkim Petrokimya Holding AS	3,814,360	5,624
Turkiye Sinai Kalkinma Bankasi AS	6,621,544	3,497
Aselsan Elektronik Sanayi Ve Ticaret AS	709,378	3,393
Turk Traktor ve Ziraat Makineleri AS	119,436	2,843
Cimsa Cimento Sanayi VE Ticaret AS	451,522	2,462
Dogus Otomotiv Servis ve Ticaret AS	671,613	2,437
Koza Altin Isletmeleri AS	425,840	2,393
Aygaz AS	615,197	2,310
Yazicilar Holding AS Class A	401,083	2,235
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	4,729,253	2,124
* Pegasus Hava Tasimaciligi AS	330,088	2,116
* Asya Katilim Bankasi AS	7,571,421	2,077
Aksa Akrilik Kimya Sanayii AS	559,090	2,051
* Migros Ticaret AS	333,197	1,965
* Aksa Enerji Uretim AS Class B	2,077,512	1,866
Trakya Cam Sanayii AS	2,806,324	1,857
Otokar Otomotiv Ve Savunma Sanayi A.S.	67,447	1,807
* Sekerbank TAS	3,188,933	1,695
Gubre Fabrikalari TAS	749,675	1,694
* Dogan Sirketler Grubu Holding AS	7,924,256	1,685

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Akcansa Cimento AS	356,996	1,677
Akfen Holding AS	596,177	1,675
Tekfen Holding AS	1,132,360	1,619
Aksigorta AS	2,466,731	1,571
Is Gayrimenkul Yatirim Ortakligi AS	2,696,555	1,387
* NET Holding AS	1,221,082	1,383
* Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS	2,304,707	1,383
* Vestel Elektronik Sanayi ve Ticaret AS	810,300	1,372
* Soda Sanayii AS	778,715	1,287
* Koza Anadolu Metal Madencilik Isletmeleri AS	2,426,653	1,281
Albaraka Turk Katilim Bankasi AS	2,368,957	1,129
Bagfas Bandirma Gubre Fabrikalari AS	245,050	1,113
* Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	359,999	1,033
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	1,859,682	1,033
Bizim Toptan Satis Magazalari AS	226,412	1,009
* Afyon Cimento Sanayi TAS	444,721	935
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,033,417	861
Konya Cimento Sanayii AS	8,327	857
Torunlar Gayrimenkul Yatirim Ortakligi AS	642,034	729
* Anadolu Cam Sanayii AS	830,940	618
* Adana Cimento Sanayii TAS Class A	262,407	591
* Zorlu Enerji Elektrik Uretim AS	1,011,368	531
* Vakif Gayrimenkul Yatirim Ortakligi AS	632,318	512
Alarko Holding AS	409,805	459
* Akenerji Elektrik Uretim AS	1,321,807	422
Turcas Petrol AS	724,518	400
* Ihlas Holding AS	3,143,110	270
Anadolu Hayat Emeklilik AS	85,757	159
		542,481
United Arab Emirates (0.2%)
Emaar Properties PJSC	32,842,811	57,121
First Gulf Bank PJSC	10,549,742	35,459
Abu Dhabi Commercial Bank PJSC	17,171,531	35,055
DP World Ltd.	1,590,918	32,140
Aldar Properties PJSC	29,282,351	18,156
* Emaar Malls Group PJSC	19,710,597	16,790
Dubai Islamic Bank PJSC	9,256,289	16,288
Union National Bank PJSC	10,318,971	15,724
DAMAC Properties Dubai Co. PJSC	15,879,121	12,830
* Arabtec Holding PJSC	21,148,898	9,372
* Dubai Parks & Resorts PJSC	23,558,861	8,047
Air Arabia PJSC	21,894,999	8,044
Dubai Financial Market PJSC	14,997,453	5,836
Al Waha Capital PJSC	8,837,857	5,229
Dubai Investments PJSC	8,143,944	5,006
* Dana Gas PJSC	34,444,523	4,403
Agthia Group PJSC	1,363,215	2,837
* Amanat Holdings PJSC	11,672,536	2,446
* Deyaar Development PJSC	14,105,150	2,275
Union Properties PJSC	8,690,634	2,035
* Eshraq Properties Co. PJSC	11,478,105	1,935
RAK Properties PJSC	11,015,932	1,737
* Drake & Scull International PJSC	10,774,405	1,688
National Central Cooling Co. PJSC	3,153,083	969
Aramex PJSC	733,646	616
		302,038
United Kingdom (14.9%)
HSBC Holdings plc	182,973,023	1,429,177
British American Tobacco plc	17,476,308	1,037,322
BP plc	170,988,532	1,014,949
GlaxoSmithKline plc	45,582,125	981,747
Royal Dutch Shell plc Class A	34,715,936	901,524
Vodafone Group plc	249,077,591	821,125
AstraZeneca plc	11,831,536	755,208

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Diageo plc	23,614,608	682,428
Lloyds Banking Group plc	573,420,467	650,651
Royal Dutch Shell plc Class B	22,761,238	594,531
Reckitt Benckiser Group plc	5,960,418	581,554
BT Group plc	78,468,135	560,995
Barclays plc	157,011,005	558,805
Prudential plc	23,923,981	558,414
SABMiller plc	8,863,454	545,226
National Grid plc	35,366,348	503,367
BG Group plc	31,909,090	502,625
Unilever plc	11,311,376	502,338
Imperial Tobacco Group plc	9,034,005	486,640
Rio Tinto plc	11,526,938	418,040
Shire plc	5,511,375	417,343
BHP Billiton plc	19,802,551	316,708
Aviva plc	37,929,539	283,677
WPP plc	12,151,104	272,342
Compass Group plc	15,448,330	266,116
Legal & General Group plc	55,726,015	224,099
Standard Chartered plc	19,588,013	217,400
SSE plc	9,265,116	216,092
* Tesco plc	76,210,237	214,721
ARM Holdings plc	13,221,255	208,980
BAE Systems plc	29,620,818	200,593
CRH plc (Dublin Shares)	7,017,418	191,600
Glencore plc	110,560,866	190,424
RELX plc	10,483,263	187,391
Rolls-Royce Holdings plc	17,231,484	182,300
Associated British Foods plc	3,270,780	173,940
Next plc	1,380,759	169,940
Sky plc	9,833,386	165,813
Centrica plc	47,388,502	164,941
Experian plc	9,132,779	155,733
Land Securities Group plc	7,381,872	152,150
Old Mutual plc	45,869,272	149,814
* Royal Bank of Scotland Group plc	30,411,852	148,644
Smith & Nephew plc	8,414,295	143,607
Wolseley plc	2,443,521	143,407
ITV plc	35,061,572	136,068
Whitbread plc	1,712,051	130,841
British Land Co. plc	9,610,950	128,778
Capita plc	6,203,327	121,759
Marks & Spencer Group plc	15,402,343	121,603
Kingfisher plc	21,831,594	118,653
Standard Life plc	18,344,646	118,632
London Stock Exchange Group plc	2,928,019	114,543
Anglo American plc London Shares	12,261,594	102,746
Pearson plc	7,611,657	100,791
United Utilities Group plc	6,385,367	97,104
Carnival plc	1,714,613	95,324
Taylor Wimpey plc	30,285,817	92,227
InterContinental Hotels Group plc	2,221,840	88,939
Bunzl plc	3,104,796	88,791
Persimmon plc	2,875,104	88,184
Barratt Developments plc	9,313,096	87,737
* International Consolidated Airlines Group SA (London Shares)	9,556,437	85,593
Burberry Group plc	4,158,387	85,015
Sage Group plc	10,080,702	84,519
Mondi plc	3,449,372	79,719
Direct Line Insurance Group plc	12,864,566	78,113
Severn Trent plc	2,234,675	77,179
Johnson Matthey plc	1,925,472	76,576
Provident Financial plc	1,369,577	73,155
Ashtead Group plc	4,708,853	72,453

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	St. James's Place plc	4,851,840	71,968
	Hammerson plc	7,329,715	71,811
	GKN plc	16,051,424	70,912
	3i Group plc	9,027,486	69,602
	Travis Perkins plc	2,308,968	68,052
	Dixons Carphone plc	9,329,168	66,246
	DCC plc	825,289	66,141
	Inmarsat plc	4,205,420	63,733
	RSA Insurance Group plc	9,553,307	61,896
	Intertek Group plc	1,513,313	61,153
	Berkeley Group Holdings plc	1,178,404	60,137
	Royal Mail plc	8,592,041	58,908
	TUI AG	3,145,514	58,495
	Randgold Resources Ltd.	869,635	58,306
	Croda International plc	1,263,107	56,298
	Derwent London plc	935,854	55,896
	Rexam plc	6,591,968	54,816
	easyJet plc	2,034,467	54,773
	Smiths Group plc	3,679,868	54,494
	G4S plc	14,522,083	54,221
	J Sainsbury plc	13,225,860	54,165
	Informa plc	6,109,186	53,375
	DS Smith plc	8,822,743	52,545
	Wm Morrison Supermarkets plc	20,273,981	52,518
	Rightmove plc	862,608	50,925
	Inchcape plc	4,138,635	50,875
	Aberdeen Asset Management plc	9,238,735	49,291
	Schroders plc	1,063,397	48,814
	Pennon Group plc	3,842,501	47,941
	Segro plc	6,920,844	47,894
	Amlin plc	4,687,812	47,583
	Royal Dutch Shell plc Class A (Amsterdam Shares)	1,804,354	47,185
	Capital & Counties Properties plc	6,843,575	46,795
	Intu Properties plc	8,779,491	46,721
	Admiral Group plc	1,867,826	46,351
	Cobham plc	10,729,617	45,808
	Bellway plc	1,142,707	45,639
	Hargreaves Lansdown plc	2,045,868	45,465
	Booker Group plc	15,432,604	44,228
	Great Portland Estates plc	3,207,535	43,935
	Coca-Cola HBC AG	1,842,265	43,891
	Henderson Group plc	9,857,915	43,519
2	Merlin Entertainments plc	6,638,803	42,360
	Hikma Pharmaceuticals plc	1,260,348	41,997
	Howden Joinery Group plc	5,849,329	41,741
	Halma plc	3,509,858	41,257
	Rentokil Initial plc	17,014,172	40,473
	William Hill plc	8,261,977	40,335
	Amec Foster Wheeler plc	3,667,214	40,066
	Tate & Lyle plc	4,357,166	40,057
	Investec plc	4,787,504	39,934
	Meggitt plc	7,307,328	39,774
*,2	Auto Trader Group plc	6,644,532	39,728
	IG Group Holdings plc	3,410,388	39,671
	Betfair Group plc	797,587	39,633
	Hiscox Ltd.	2,651,517	39,478
	Melrose Industries plc	9,319,503	38,179
	Shaftesbury plc	2,611,868	37,827
	IMI plc	2,566,384	37,622
	Man Group plc	14,384,054	36,904
	Greene King plc	2,904,831	35,933
	Babcock International Group plc	2,356,094	34,965
	Telecity Group plc	1,904,526	34,460
	ICAP plc	5,010,599	33,937

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Weir Group plc	2,007,803	32,979
UBM plc	4,081,489	32,138
Spirax-Sarco Engineering plc	685,635	32,108
Essentra plc	2,435,517	31,567
Petrofac Ltd.	2,431,741	31,483
Aggreko plc	2,234,107	31,448
Close Brothers Group plc	1,392,928	31,379
John Wood Group plc	3,412,248	31,312
* BTG plc	3,570,610	30,334
Regus plc	5,794,374	29,848
Cable & Wireless Communications plc	26,198,460	29,646
Hays plc	13,266,725	28,772
Spectris plc	1,117,302	28,667
BBA Aviation plc	9,717,512	28,527
Daily Mail & General Trust plc	2,462,545	28,401
Phoenix Group Holdings	2,103,391	27,708
Micro Focus International plc	1,428,094	27,606
* Thomas Cook Group plc	14,450,475	27,333
Beazley plc	4,872,957	27,269
WH Smith plc	1,036,293	27,196
Jupiter Fund Management plc	3,912,447	27,107
Antofagasta plc	3,347,735	27,057
* Just Eat plc	4,071,290	26,676
* Intermediate Capital Group plc	3,033,050	26,426
* Tullow Oil plc	8,431,910	26,248
Playtech plc	1,955,010	25,772
Berendsen plc	1,597,443	25,201
Britvic plc	2,339,338	25,165
* Sports Direct International plc	2,334,615	25,059
* Balfour Beatty plc	6,407,180	24,565
AA plc	5,673,737	24,164
RPC Group plc	2,369,569	23,745
Rotork plc	8,058,095	23,253
* Ocado Group plc	3,760,923	21,790
Michael Page International plc	2,841,385	21,623
Victrex plc	750,357	21,340
Moneysupermarket.com Group plc	4,143,979	21,324
Stagecoach Group plc	3,997,773	21,293
Domino's Pizza Group plc	1,266,575	21,275
UNITE Group plc	2,075,759	21,242
^ Polymetal International plc	2,397,006	21,202
Synergy Health plc	532,652	20,761
Grafton Group plc	1,992,275	20,661
Restaurant Group plc	1,870,022	20,646
SSP Group plc	4,444,400	20,626
Kennedy Wilson Europe Real Estate plc	1,109,066	20,432
Lancashire Holdings Ltd.	1,850,024	20,290
WS Atkins plc	948,723	20,112
Bovis Homes Group plc	1,262,882	19,920
Indivior plc	6,072,651	19,206
^ TalkTalk Telecom Group plc	4,904,203	19,111
QinetiQ Group plc	5,541,729	19,107
Crest Nicholson Holdings plc	2,282,030	19,099
Carillion plc	4,057,358	19,059
AVEVA Group plc	594,767	18,790
Saga plc	5,761,246	18,414
National Express Group plc	3,986,773	18,379
Polyus Gold International Ltd.	6,246,742	18,309
Kier Group plc	848,204	17,973
Paragon Group of Cos. plc	2,766,769	17,879
Fresnillo plc	1,588,296	17,835
Greencore Group plc	3,783,450	17,597
Greggs plc	960,981	17,562
Galliford Try plc	756,603	17,413

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

		Market
		Value
	Shares	($000)
Dignity plc	461,390	17,262
Pace plc	2,998,398	17,223
Savills plc	1,196,163	16,859
CRH plc (London Shares)	614,665	16,822
* Firstgroup plc	11,275,784	16,789
UDG Healthcare plc	2,292,897	16,780
Mitie Group plc	3,389,147	16,772
Ultra Electronics Holdings plc	644,199	16,698
Jardine Lloyd Thompson Group plc	1,139,165	16,621
Workspace Group plc	1,096,558	16,161
Debenhams plc	11,664,669	16,053
Ladbrokes plc	9,654,843	15,694
Elementis plc	4,340,818	15,661
Cineworld Group plc	1,833,972	15,593
Big Yellow Group plc	1,348,570	15,565
^ Ashmore Group plc	3,712,984	15,417
Drax Group plc	3,842,629	15,417
Pets at Home Group plc	3,412,995	15,154
Alent plc	1,952,772	15,007
* HomeServe plc	2,409,829	14,993
2 Spire Healthcare Group plc	2,588,117	14,944
* Serco Group plc	10,224,757	14,754
Go-Ahead Group plc	394,456	14,732
Grainger plc	3,814,352	14,617
Redrow plc	2,035,546	14,537
LondonMetric Property plc	5,470,241	14,240
Vesuvius plc	2,581,505	14,193
Bodycote plc	1,764,117	13,987
HellermannTyton Group plc	1,912,960	13,966
Senior plc	3,945,734	13,763
Home Retail Group plc	7,779,961	13,432
Marston's plc	5,382,905	13,403
Al Noor Hospitals Group plc	726,432	13,152
Virgin Money Holdings UK plc	2,182,481	13,027
Dairy Crest Group plc	1,311,631	13,006
Electrocomponents plc	4,108,616	12,977
Laird plc	2,474,871	12,896
Synthomer plc	2,515,411	12,819
Tritax Big Box REIT plc	6,357,488	12,611
* Cairn Energy plc	5,466,628	12,607
Halfords Group plc	1,880,600	12,592
Genus plc	558,719	12,510
Card Factory plc	2,213,030	12,286
Dunelm Group plc	837,330	12,209
International Personal Finance plc	2,142,555	12,209
^ Hansteen Holdings plc	6,376,887	12,181
Dechra Pharmaceuticals plc	813,886	12,151
* Mitchells & Butlers plc	2,190,904	11,954
Tullett Prebon plc	2,169,523	11,752
* SVG Capital plc	1,604,350	11,727
Morgan Advanced Materials plc	2,690,438	11,577
Interserve plc	1,351,872	11,565
ST Modwen Properties plc	1,669,192	11,302
Ted Baker plc	240,887	11,231
Bwin Party Digital Entertainment plc	6,488,623	11,183
F&C Commercial Property Trust Ltd.	4,866,204	10,689
SIG plc	5,190,869	10,657
Diploma plc	1,069,664	10,571
Fidessa Group plc	349,140	10,533
Entertainment One Ltd.	3,081,384	10,433
Countrywide plc	1,444,141	10,344
Brewin Dolphin Holdings plc	2,473,347	10,283
* Vectura Group plc	3,774,081	10,170
Centamin plc	10,143,948	9,935

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Renishaw plc	341,545	9,933
*	Ophir Energy plc	6,362,354	9,400
	Bank of Georgia Holdings plc	303,246	9,341
	J D Wetherspoon plc	782,324	9,334
	esure Group plc	2,239,394	9,134
	Telecom Plus plc	561,120	9,087
	Keller Group plc	663,917	8,339
	N Brown Group plc	1,414,529	8,170
	Redefine International PLC	9,439,144	8,053
*	Imagination Technologies Group plc	2,346,716	8,000
*	Enterprise Inns plc	4,827,183	7,986
2	Zoopla Property Group plc	2,129,995	7,964
	UK Commercial Property Trust Ltd.	5,891,118	7,934
	Northgate plc	1,261,006	7,868
	RPS Group plc	2,161,752	7,813
*,^	Allied Minds plc	1,038,624	7,523
	Computacenter plc	644,662	7,516
^	Vedanta Resources plc	971,126	7,389
	Foxtons Group plc	2,381,471	7,333
	Poundland Group plc	1,669,698	7,071
	Hunting plc	1,261,935	6,992
	NMC Health plc	588,973	6,917
*	Aldermore Group plc	1,660,911	6,744
	Devro plc	1,533,020	6,711
	De La Rue plc	936,887	6,667
*	SuperGroup plc	293,862	6,610
	Just Retirement Group plc	2,572,120	6,546
	Spirent Communications plc	5,726,624	6,477
	KCOM Group plc	4,778,339	6,405
	Helical Bar plc	916,131	6,233
	Xchanging plc	2,265,121	5,864
	Chesnara plc	1,152,603	5,785
*	Evraz plc	4,380,229	5,714
	Xaar plc	716,510	5,644
*	Genel Energy plc	1,431,801	5,626
	Soco International plc	2,048,300	5,570
	Picton Property Income Ltd.	4,963,406	5,410
	Petra Diamonds Ltd.	4,656,895	5,347
	Shanks Group plc	3,659,050	5,341
	Premier Farnell plc	3,312,501	5,097
	OneSavings Bank plc	860,409	5,062
*	Premier Oil plc	4,738,588	4,974
*	Mothercare plc	1,328,755	4,843
	ITE Group plc	2,230,871	4,826
	Chemring Group plc	1,792,986	4,749
	Fenner plc	2,022,675	4,741
	Daejan Holdings plc	48,030	4,698
	Stobart Group Ltd.	2,593,024	4,424
*	Lamprell plc	2,380,684	4,406
*,^	KAZ Minerals plc	2,447,403	4,356
	Development Securities plc	1,179,483	4,332
	Schroder REIT Ltd.	4,636,692	4,251
	Acacia Mining plc	1,404,603	4,180
	Cape plc	1,100,246	3,892
	Oxford Instruments plc	483,570	3,870
*,^	AO World plc	1,572,703	3,843
2	John Laing Group plc	1,265,464	3,722
*	Premier Foods plc	6,448,104	3,381
^	888 Holdings plc	1,236,714	3,077
*	EnQuest plc	6,923,623	2,883
	Partnership Assurance Group plc	1,369,599	2,823
*,^	Hochschild Mining plc	2,294,379	2,612
	Infinis Energy plc	917,698	2,571
	Speedy Hire plc	4,434,620	2,060

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2015

					Market
					Value
				Shares	($000)
*,^	Lonmin plc			5,015,776	1,964
	Gem Diamonds Ltd.			1,115,315	1,702
	Ferrexpo plc			1,168,471	610
*,^	Afren plc			7,677,368	211
					27,729,763

Total Common Stocks (Cost $187,715,549)					185,603,461

		Coupon

Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.9%)
5,6	Vanguard Market Liquidity Fund	0.207%		5,451,983,306	5,451,983

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
7,8	Federal Home Loan Bank Discount Notes	0.170%	11/4/15	10,000	10,000
7	Federal Home Loan Bank Discount Notes	0.170%	11/6/15	800	800
7	Federal Home Loan Bank Discount Notes	0.170%	11/18/15	1,000	1,000
7,8	Federal Home Loan Bank Discount Notes	0.182%	11/25/15	15,000	15,000
7,8	Federal Home Loan Bank Discount Notes	0.140%	12/4/15	10,000	9,999
7,8	Federal Home Loan Bank Discount Notes	0.140%	12/28/15	10,000	9,998
7,9	Federal Home Loan Bank Discount Notes	0.245%	4/20/16	7,000	6,994
7,8	Federal Home Loan Bank Discount Notes	0.260%	4/27/16	10,000	9,990
7,9	Federal Home Loan Bank Discount Notes	0.294%	4/29/16	10,000	9,990
[8,9,10]	Freddie Mac Discount Notes	0.160%	11/13/15	4,000	4,000
9,10	Freddie Mac Discount Notes	0.220%	4/15/16	10,500	10,492

					88,263

Total Temporary Cash Investments (Cost $5,540,231)					5,540,246

Total Investments (102.5%) (Cost $193,255,780)					191,143,707
Other Assets and Liabilities—Net (-2.5%)[6]					(4,572,440)
Net Assets (100%)					186,571,267

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,208,246,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 2.5%, respectively, of net assets.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $560,542,000, representing 0.3% of net assets.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group. “Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes $4,730,037,000 of collateral received for securities on loan.
7	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8	Securities with a value of $62,782,000 have been segregated as initial margin for open futures contracts.
9	Securities with a value of $12,469,000 have been segregated as collateral for open forward currency contracts.
10	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.

Vanguard® Total International Stock Index Fund Schedule of Investments October 31, 2015 GDR—Global Depositary Receipt.

NVDR—Non-Voting Depository Receipt.

REIT—Real Estate Investment Trust.

© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA1130 122015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International
Stock Index Fund:

In our opinion, the accompanying statement of net assetsinvestments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form NCSR) and the schedule of investments (included in Item 6 of this Form NCSR) present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund
(constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the "Fund") at October
31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October
31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 10, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

VANGUARD STAR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.